                             EQUITY ADVANTAGE VUL

                               Flexible Premium
                       Variable Life Insurance Policies
                                   Issued by
                   Metropolitan Life Separate Account UL of
                      Metropolitan Life Insurance Company
                                200 Park Avenue
                           New York, New York 10166

   This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by Metropolitan Life Insurance Company ("MetLife").

   You allocate net premiums among the Investment Divisions of Metropolitan Life Separate Account UL (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND--CLASS A
Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
Davis Venture Value Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Van Eck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MET INVESTORS SERIES TRUST--CLASS A (EXCEPT AS NOTED)
AllianceBernstein Global Dynamic Allocation Portfolio--Class B
American Funds(R) Balanced Allocation Portfolio--Class B
American Funds(R) Growth Allocation Portfolio--Class B
American Funds(R) Moderate Allocation Portfolio--Class B
AQR Global Risk Balanced Portfolio--Class B
BlackRock Global Tactical Strategies Portfolio--Class B
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio--Class B
Invesco Small Cap Growth Portfolio
Janus Forty Portfolio
JPMorgan Global Active Allocation Portfolio--Class B
JPMorgan Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio
Lord Abbett Bond Debenture Portfolio
Lord Abbett Mid Cap Value Portfolio
Met/Templeton International Bond Portfolio
MetLife Aggressive Strategy Portfolio
MetLife Balanced Plus Portfolio--Class B
MetLife Growth Strategy Portfolio
MetLife Multi-Index Targeted Risk Portfolio--Class B
MFS(R) Emerging Markets Equity Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
Pyramis Managed Risk Portfolio--Class B
Schroders Global Multi-Asset Portfolio--Class B
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST--CLASS 2
Franklin Income Securities Fund
Mutual Shares Securities Fund

   You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

   You receive Fixed Account performance until 20 days after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                APRIL 29, 2013

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
 SUMMARY OF BENEFITS AND RISKS...........................................  A-4
    Benefits of the Policy...............................................  A-4
    Risks of the Policy..................................................  A-5
    Risks of the Portfolios..............................................  A-7
 FEE TABLES..............................................................  A-7
    Transaction Fees.....................................................  A-7
    Periodic Charges Other Than Portfolio Operating Expenses.............  A-9
    Annual Portfolio Operating Expenses.................................. A-11
 HOW THE POLICY WORKS.................................................... A-15
 THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS.................... A-16
    The Company.......................................................... A-16
    The Separate Account................................................. A-16
    The Portfolios....................................................... A-16
    Share Classes of the Portfolios...................................... A-20
    Certain Payments We Receive with Regard to the Portfolios............ A-20
    Selection of the Portfolios.......................................... A-21
    Voting Rights........................................................ A-21
    Rights Reserved by MetLife........................................... A-22
 THE POLICIES............................................................ A-22
    Purchasing a Policy.................................................. A-22
    Replacing Existing Insurance......................................... A-22
    Policy Owner and Beneficiary......................................... A-23
    24 Month Conversion Right............................................ A-23
    Exchange Right....................................................... A-23
 PREMIUMS................................................................ A-23
    Flexible Premiums.................................................... A-23
    Amount Provided for Investment under the Policy...................... A-24
    Right to Examine Policy.............................................. A-25
    Allocation of Net Premiums........................................... A-25
 RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE... A-26
    Payment of Proceeds.................................................. A-27
 CASH VALUE.............................................................. A-28
 DEATH BENEFITS.......................................................... A-28
    Death Proceeds Payable............................................... A-29
    Change in Death Benefit Option....................................... A-30
    Increase in Face Amount.............................................. A-30
    Reduction in Face Amount............................................. A-30
 SURRENDERS AND PARTIAL WITHDRAWALS...................................... A-31
    Surrender............................................................ A-31
    Partial Withdrawal................................................... A-31
 TRANSFERS............................................................... A-33
    Transfer Option...................................................... A-33
 AUTOMATED INVESTMENT STRATEGIES......................................... A-36
 LOANS................................................................... A-37

                                                                                         PAGE
                                                                                         ----
LAPSE AND REINSTATEMENT................................................................. A-38
   Lapse................................................................................ A-38
   Reinstatement........................................................................ A-39
ADDITIONAL BENEFITS BY RIDER............................................................ A-39
THE FIXED ACCOUNT....................................................................... A-40
   General Description.................................................................. A-40
   Values and Benefits.................................................................. A-40
   Policy Transactions.................................................................. A-40
CHARGES................................................................................. A-41
   Deductions from Premiums............................................................. A-41
   Surrender Charge..................................................................... A-42
   Partial Withdrawal Charge............................................................ A-43
   Transfer Charge...................................................................... A-43
   Illustration of Benefits Charge...................................................... A-43
   Monthly Deduction from Cash Value.................................................... A-43
   Loan Interest Spread................................................................. A-45
   Charges Against the Portfolios and the Investment Divisions of the Separate Account.. A-46
TAX CONSIDERATIONS...................................................................... A-46
   Introduction......................................................................... A-46
   Tax Status of the Policy............................................................. A-46
   Tax Treatment of Policy Benefits..................................................... A-47
   MetLife's Income Taxes............................................................... A-50
DISTRIBUTION OF THE POLICIES............................................................ A-50
LEGAL PROCEEDINGS....................................................................... A-53
RESTRICTIONS ON FINANCIAL TRANSACTIONS.................................................. A-53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........................................... A-53
FINANCIAL STATEMENTS.................................................................... A-53
GLOSSARY................................................................................ A-54
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST..................... A-55
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH SURRENDER VALUES...... A-56

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

    --a level death benefit that equals the Policy's face amount,

    --a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

    --a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy, you have the right to return the Policy to us. If you exercise this right, we will refund the premiums you paid.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-eight Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on frequent transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (or within the first ten Policy years following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (or the first ten Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate the maximum charges applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                   WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
-------------------------------------------------------------------------------------------------------
Sales Charge Imposed on  On payment of premium    2.25% of premiums paid     2.25% of each premium
Premiums                                          up to the Target Premium   paid
                                                  per Policy year/1/
-------------------------------------------------------------------------------------------------------
Premium Tax Imposed on   On payment of premium    2.0% in all Policy years   2.0% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------
Federal Tax Imposed on   On payment of premium    1.25% in all Policy years  1.25% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------

/1/The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

CHARGE                         WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Surrender Charge/1/           On surrender, lapse, or
                              face amount reduction in
                              the first ten Policy years
                              (and, with respect to a
                              face amount increase, in
                              the first ten Policy years
                              after the increase)

 MINIMUM AND                                              In Policy year 1, $3.75 to  In Policy year 1, $3.75 to
 MAXIMUM CHARGE                                           $38.25 per $1,000 of base   $38.25 per $1,000 of base
                                                          Policy face amount/2/       Policy face amount/2/

 CHARGE IN THE FIRST POLICY                               $14.00 per $1,000 of base   $14.00 per $1,000 of base
 YEAR FOR A MALE INSURED,                                 Policy face amount          Policy face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Transfer Charge/3/            On transfer of cash value   Not currently charged       $25 for each transfer
                              among the Investment
                              Divisions and to and from
                              the Fixed Account
-----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge     On partial withdrawal of    Not currently charged       $25 for each partial
                              cash value                                              withdrawal/4/
-----------------------------------------------------------------------------------------------------------------
Illustration of Benefits      On provision of each        Not currently charged       $25 per illustration
Charge                        illustration in excess of
                              one per year
-----------------------------------------------------------------------------------------------------------------

/1/The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

/2/No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year. The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

/3/The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

/4/If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

CHARGE                        WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/

 MINIMUM AND                  Monthly                   $.01 to $83.33 per $1,000    $.02 to $83.33 per $1,000
 MAXIMUM CHARGE                                         of net amount at risk/2/     of net amount at risk/2/

 CHARGE IN THE FIRST POLICY   Monthly                   $.02 per $1,000 of net       $.09 per $1,000 of net
 YEAR FOR A MALE INSURED,                               amount at risk               amount at risk
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Policy Charge/3/

 POLICY FACE AMOUNT LESS      Monthly                   $12 in Policy year 1         $12 in Policy year 1
 THAN $50,000                                           $9 in Policy years 2+        $9 in Policy years 2+

 POLICY FACE AMOUNT OF        Monthly                   $15 in Policy year 1         $15 in Policy year 1
 $50,000 OR GREATER BUT                                 $8 in Policy years 2+        $8 in Policy years 2+
 LESS THAN $250,000
-----------------------------------------------------------------------------------------------------------------
Mortality and Expense         Monthly                   .60% in Policy years 1-10    .80% in Policy years 1-10
Risk Charge (annual rate                                .35% in Policy years 11-19   .35% in Policy years 11-19
imposed on cash value in                                .20% in Policy years 20-29   .20% in Policy years 20-29
the Separate Account)/4/                                .05% in Policy years 30+     .05% in Policy years 30+
-----------------------------------------------------------------------------------------------------------------
Coverage Expense
Charge/5/

 MINIMUM AND                  Monthly                   $.04 to $2.30 per $1,000 of  $.04 to $2.30 per $1,000
 MAXIMUM CHARGE                                         base Policy face amount in   of base Policy face
                                                        first eight Policy years/6/  amount

 CHARGE FOR A MALE            Monthly                   $.16 per $1,000 of base      $.16 per $1,000 of base
 INSURED, AGE 35, IN THE                                Policy face amount in first  Policy face amount
 PREFERRED NONSMOKER                                    eight Policy years/6/
 RISK CLASS WITH A BASE
 POLICY FACE AMOUNT OF
 $350,000
-----------------------------------------------------------------------------------------------------------------
Loan Interest Spread/7/       Annually (or on loan      1.00% of loan collateral in  1.00% of loan collateral in
                              termination, if earlier)  Policy years 1-10            Policy years 1-10
-----------------------------------------------------------------------------------------------------------------

/1/The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class and, except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

/2/The net amount at risk is the difference between the death benefit
   (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

/3/No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

/4/The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter. For cash value allocated to the Oppenheimer Global Equity Investment Division, we are waiving a portion of the Mortality and Expense Risk Charge equal to the amount by which the underlying Portfolio's expenses exceed 0.62%.

/5/If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

/6/The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

/7/We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):

CHARGE                        WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
----------------------------------------------------------------------------------------------------------------
Guaranteed Survivor
Income Benefit Rider

 MINIMUM AND                         Monthly           $.01 to $1.08 per $1,000     $.01 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of Eligible Death Benefit    of Eligible Death Benefit

 CHARGE FOR A MALE                   Monthly           $.02 per $1,000 of Eligible  $.02 per $1,000 of Eligible
 INSURED, AGE 35, IN THE                               Death Benefit                Death Benefit
 PREFERRED NONSMOKER
 RISK CLASS WITH AN
 ELIGIBLE DEATH BENEFIT OF
 $350,000
----------------------------------------------------------------------------------------------------------------
Children's Term                      Monthly           $.40 per $1,000 of rider     $.40 per $1,000 of rider
Insurance Rider                                        face amount                  face amount
----------------------------------------------------------------------------------------------------------------
Waiver of Monthly
Deduction Rider

 MINIMUM AND                         Monthly           $.00 to $61.44 per $100      $.00 to $61.44 per $100
 MAXIMUM CHARGE                                        of Monthly Deduction         of Monthly Deduction

 CHARGE IN THE FIRST POLICY          Monthly           $6.30 per $100 of            $6.30 per $100 of
 YEAR FOR A MALE INSURED,                              Monthly Deduction            Monthly Deduction
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------
Waiver of Specified
Premium Rider

 MINIMUM AND                         Monthly           $.00 to $21.75 per $100      $.00 to $21.75 per $100
 MAXIMUM CHARGE                                        of Specified Premium         of Specified Premium

 CHARGE IN THE FIRST POLICY          Monthly           $3.00 per $100 of            $3.00 per $100 of
 YEAR FOR A MALE INSURED,                              Specified Premium            Specified Premium
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------

CHARGE                        WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------
Options to Purchase
Additional Insurance
Coverage Rider

 MINIMUM AND                   Monthly                 $.02 to $.25 per $1,000 of  $.02 to $.25 per $1,000 of
 MAXIMUM CHARGE                                        Option amount               Option amount

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of Option   $.03 per $1,000 of Option
 INSURED, AGE 35, IN THE                               amount                      amount
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Accidental Death Benefit
Rider

 MINIMUM AND                   Monthly                 $.00 to $.34 per $1,000 of  $.00 to $83.33 per $1,000
 MAXIMUM CHARGE                                        rider face amount           of rider face amount

 CHARGE IN THE FIRST POLICY    Monthly                 $.05 per $1,000 of rider    $.08 per $1,000 of rider
 YEAR FOR A MALE INSURED,                              face amount                 face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
--------------------------------------------------------------------------------------------------------------
Guaranteed Minimum
Death Benefit Rider

 MINIMUM AND                   Monthly                 $.03 to $.14 per $1,000 of  $.03 to $83.33 per $1,000
 MAXIMUM CHARGE                                        net amount at risk          of net amount at risk

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of net      $.03 per $1,000 of net
 INSURED, AGE 35, IN THE                               amount at risk              amount at risk
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Acceleration of Death          At time of benefit      Not currently charged       One-time fee of $150
Benefit Rider                  payment
--------------------------------------------------------------------------------------------------------------
Overloan Protection Rider      At time of exercise     One-time fee of 3.5% of     One-time fee of 3.5% of
                                                       Policy cash value           Policy cash value
--------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

   The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2012. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.

                                                                  MINIMUM MAXIMUM
                                                                  ------- -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets, including
  management fees, distribution (12b-1) fees and other expenses).  0.28%   9.71%

   The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2012, before and after applicable fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                         DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                            AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                             MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                             ---------- --------------- -------- --------- --------- ------------- ---------

METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock
 Portfolio..................................   0.81%            --       0.10%        --     0.91%       0.10%       0.81%
Barclays Aggregate Bond Index Portfolio.....   0.25%            --       0.04%        --     0.29%       0.01%       0.28%
BlackRock Bond Income Portfolio.............   0.32%            --       0.04%        --     0.36%       0.00%       0.36%
BlackRock Capital Appreciation Portfolio....   0.70%            --       0.03%        --     0.73%       0.01%       0.72%
BlackRock Diversified Portfolio.............   0.46%            --       0.07%        --     0.53%          --       0.53%
BlackRock Large Cap Value Portfolio.........   0.63%            --       0.03%        --     0.66%       0.03%       0.63%
Davis Venture Value Portfolio...............   0.70%            --       0.03%        --     0.73%       0.05%       0.68%
Frontier Mid Cap Growth Portfolio...........   0.73%            --       0.05%        --     0.78%       0.02%       0.76%
Jennison Growth Portfolio...................   0.61%            --       0.03%        --     0.64%       0.07%       0.57%
Loomis Sayles Small Cap Core Portfolio......   0.90%            --       0.07%     0.10%     1.07%       0.08%       0.99%
Loomis Sayles Small Cap Growth
 Portfolio..................................   0.90%            --       0.06%        --     0.96%       0.09%       0.87%
Met/Artisan Mid Cap Value Portfolio.........   0.81%            --       0.04%        --     0.85%          --       0.85%
MetLife Conservative Allocation Portfolio...   0.09%            --       0.02%     0.54%     0.65%       0.01%       0.64%
MetLife Conservative to Moderate Allocation
 Portfolio..................................   0.07%            --       0.01%     0.58%     0.66%       0.00%       0.66%
MetLife Mid Cap Stock Index Portfolio.......   0.25%            --       0.07%     0.02%     0.34%       0.00%       0.34%
MetLife Moderate Allocation Portfolio.......   0.06%            --          --     0.63%     0.69%       0.00%       0.69%
MetLife Moderate to Aggressive Allocation
 Portfolio..................................   0.06%            --       0.01%     0.67%     0.74%       0.00%       0.74%
MetLife Stock Index Portfolio...............   0.25%            --       0.03%        --     0.28%       0.01%       0.27%
MFS(R) Total Return Portfolio...............   0.55%            --       0.05%        --     0.60%          --       0.60%
MFS(R) Value Portfolio......................   0.70%            --       0.03%        --     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio................   0.30%            --       0.11%     0.01%     0.42%       0.00%       0.42%
Neuberger Berman Genesis Portfolio..........   0.82%            --       0.04%        --     0.86%       0.01%       0.85%
Russell 2000(R) Index Portfolio.............   0.25%            --       0.08%     0.09%     0.42%       0.00%       0.42%
T. Rowe Price Large Cap Growth
 Portfolio..................................   0.60%            --       0.04%        --     0.64%       0.01%       0.63%
T. Rowe Price Small Cap Growth
 Portfolio..................................   0.49%            --       0.06%        --     0.55%          --       0.55%
Van Eck Global Natural Resources
 Portfolio..................................   0.78%            --       0.04%     0.02%     0.84%       0.01%       0.83%
Western Asset Management Strategic Bond
 Opportunities Portfolio....................   0.60%            --       0.05%        --     0.65%       0.04%       0.61%
Western Asset Management U.S.
 Government Portfolio.......................   0.47%            --       0.03%        --     0.50%       0.02%       0.48%

MET INVESTORS SERIES TRUST
AllianceBernstein Global Dynamic Allocation
 Portfolio -- Class B.......................   0.62%         0.25%       0.04%     0.01%     0.92%       0.01%       0.91%
American Funds(R) Balanced Allocation
 Portfolio -- Class B.......................   0.06%         0.25%       0.01%     0.38%     0.70%          --       0.70%
American Funds(R) Growth Allocation
 Portfolio -- Class B.......................   0.07%         0.25%       0.01%     0.38%     0.71%          --       0.71%
American Funds(R) Moderate Allocation
 Portfolio -- Class B.......................   0.06%         0.25%       0.01%     0.37%     0.69%          --       0.69%

                                                           DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                  FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                               ---------- --------------- -------- --------- --------- ------------- ---------
AQR Global Risk Balanced Portfolio --
 Class B......................................   0.61%         0.25%       0.12%     0.06%     1.04%       0.01%       1.03%
BlackRock Global Tactical Strategies
 Portfolio -- Class B.........................   0.66%         0.25%       0.02%     0.21%     1.14%       0.02%       1.12%
BlackRock Large Cap Core Portfolio --
 Class A......................................   0.59%            --       0.05%        --     0.64%       0.01%       0.63%
Clarion Global Real Estate Portfolio --
 Class A......................................   0.60%            --       0.06%        --     0.66%          --       0.66%
ClearBridge Aggressive Growth Portfolio --
 Class A......................................   0.61%            --       0.03%        --     0.64%          --       0.64%
Harris Oakmark International Portfolio --
 Class A......................................   0.77%            --       0.06%        --     0.83%       0.02%       0.81%
Invesco Balanced-Risk Allocation Portfolio --
 Class B......................................   0.66%         0.25%       0.12%     0.06%     1.09%          --       1.09%
Invesco Small Cap Growth Portfolio --
 Class A......................................   0.85%            --       0.02%        --     0.87%       0.01%       0.86%
Janus Forty Portfolio -- Class A..............   0.63%            --       0.03%        --     0.66%       0.01%       0.65%
JPMorgan Global Active Allocation
 Portfolio -- Class B.........................   0.79%         0.25%       0.28%        --     1.32%       0.07%       1.25%
JPMorgan Small Cap Value Portfolio --
 Class A......................................   0.78%            --       0.06%        --     0.84%       0.09%       0.75%
Loomis Sayles Global Markets Portfolio --
 Class A......................................   0.70%            --       0.09%        --     0.79%          --       0.79%
Lord Abbett Bond Debenture Portfolio --
 Class A......................................   0.51%            --       0.03%        --     0.54%          --       0.54%
Lord Abbett Mid Cap Value Portfolio --
 Class A......................................   0.65%            --       0.04%     0.06%     0.75%       0.00%       0.75%
Met/Templeton International Bond
 Portfolio -- Class A.........................   0.60%            --       0.13%        --     0.73%          --       0.73%
MetLife Aggressive Strategy Portfolio --
 Class A......................................   0.09%            --       0.01%     0.72%     0.82%          --       0.82%
MetLife Balanced Plus Portfolio --
 Class B......................................   0.25%         0.25%       0.01%     0.43%     0.94%       0.01%       0.93%
MetLife Growth Strategy Portfolio --
 Class A......................................   0.06%            --          --     0.69%     0.75%          --       0.75%
MetLife Multi-Index Targeted Risk
 Portfolio -- Class B.........................   0.18%         0.25%       9.02%     0.26%     9.71%       8.85%       0.86%
MFS(R) Emerging Markets Equity Portfolio --
 Class A......................................   0.91%            --       0.16%        --     1.07%       0.02%       1.05%
MFS(R) Research International Portfolio --
 Class A......................................   0.68%            --       0.07%        --     0.75%       0.05%       0.70%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class A.........................   0.65%            --       0.07%        --     0.72%       0.01%       0.71%
Oppenheimer Global Equity Portfolio --
 Class A......................................   0.67%            --       0.09%        --     0.76%       0.02%       0.74%
PIMCO Inflation Protected Bond Portfolio --
 Class A......................................   0.47%            --       0.11%        --     0.58%          --       0.58%
PIMCO Total Return Portfolio -- Class A.......   0.48%            --       0.03%        --     0.51%          --       0.51%
Pyramis(R) Managed Risk Portfolio --
 Class B......................................   0.45%         0.25%       0.27%     0.48%     1.45%       0.17%       1.28%
Schroders Global Multi-Asset Portfolio --
 Class B......................................   0.67%         0.25%       0.32%     0.14%     1.38%       0.14%       1.24%
SSgA Growth and Income ETF Portfolio --
 Class A......................................   0.31%            --       0.01%     0.24%     0.56%          --       0.56%

                                                        DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                               FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                            ---------- --------------- -------- --------- --------- ------------- ---------
SSgA Growth ETF Portfolio -- Class A.......   0.32%            --       0.03%     0.25%     0.60%        --         0.60%
T. Rowe Price Mid Cap Growth Portfolio --
 Class A...................................   0.75%            --       0.03%        --     0.78%        --         0.78%

AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund...................   0.37%         0.25%       0.02%        --     0.64%        --         0.64%
American Funds Global Small Capitalization
 Fund......................................   0.71%         0.25%       0.04%        --     1.00%        --         1.00%
American Funds Growth Fund.................   0.33%         0.25%       0.02%        --     0.60%        --         0.60%
American Funds Growth-Income Fund..........   0.27%         0.25%       0.02%        --     0.54%        --         0.54%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST -- CLASS 2
Franklin Income Securities Fund............   0.45%         0.25%       0.02%        --     0.72%        --         0.72%
Mutual Shares Securities Fund..............   0.60%         0.25%       0.11%        --     0.96%        --         0.96%

   The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

   Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

   THE AMERICAN FUNDS INSURANCE SERIES AND THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ARE NOT AFFILIATED WITH METROPOLITAN LIFE INSURANCE COMPANY. FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                               HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on frequent transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) 101% of the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 or greater, but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in the first ten Policy years following a face amount increase). Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases on a monthly basis over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                              AND THE PORTFOLIOS

THE COMPANY

   Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 200 Park Avenue, New York, New York 10166. MetLife is licensed to sell life insurance in all states and the District of Columbia, but we only offer the Policies in New York. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

   Metropolitan Life Separate Account UL is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.

   We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

   The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

THE PORTFOLIOS

   Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, the Met Investors Series Trust, the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

   The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND                                                ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                      SUB-ADVISER                  INVESTMENT OBJECTIVE
---------                                       -----------                  --------------------

Baillie Gifford International Stock  Baillie Gifford Overseas Limited  Long-term growth of capital.
  Portfolio

Barclays Aggregate Bond Index        MetLife Investment Management,    To track the performance of the
  Portfolio (formerly Barclays       LLC/1/                            Barclays U.S. Aggregate Bond
  Capital Aggregate Bond Index                                         Index.
  Portfolio)

PORTFOLIO                                        SUB-ADVISER                        INVESTMENT OBJECTIVE
---------                                         -----------                       --------------------

BlackRock Bond Income Portfolio      BlackRock Advisors, LLC               A competitive total return primarily
                                                                           from investing in fixed-income
                                                                           securities.

BlackRock Capital Appreciation       BlackRock Advisors, LLC               Long-term growth of capital.
  Portfolio (formerly BlackRock
  Legacy Large Cap Growth
  Portfolio)

BlackRock Diversified Portfolio      BlackRock Advisors, LLC               High total return while attempting to
                                                                           limit investment risk and preserve
                                                                           capital.

BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC               Long-term growth of capital.

Davis Venture Value Portfolio        Davis Selected Advisers, L.P.         Growth of capital.

Frontier Mid Cap Growth Portfolio    Frontier Capital Management           Maximum capital appreciation.
  (formerly BlackRock Aggressive     Company, LLC/2/
  Growth Portfolio)

Jennison Growth Portfolio            Jennison Associates LLC               Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company, L.P.        Long-term capital growth from
  Portfolio                                                                investments in common stocks or
                                                                           other equity securities.

Loomis Sayles Small Cap Growth       Loomis Sayles & Company, L.P.         Long-term capital growth.
  Portfolio

Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited Partnership  Long-term capital growth.

MetLife Conservative Allocation      N/A                                   A high level of current income, with
  Portfolio                                                                growth of capital as a secondary
                                                                           objective.

MetLife Conservative to Moderate     N/A                                   A high total return in the form of
  Allocation Portfolio                                                     income and growth of capital, with a
                                                                           greater emphasis on income.

MetLife Mid Cap Stock Index          MetLife Investment Management,        To track the performance of the
  Portfolio                          LLC/1/                                Standard & Poor's MidCap 400(R)
                                                                           Composite Stock Price Index.

MetLife Moderate Allocation          N/A                                   A balance between a high level of
  Portfolio                                                                current income and growth of
                                                                           capital, with a greater emphasis on
                                                                           growth of capital.

MetLife Moderate to Aggressive       N/A                                   Growth of capital.
  Allocation Portfolio

MetLife Stock Index Portfolio        MetLife Investment Management,        To track the performance of the
                                     LLC/1/                                Standard & Poor's 500(R) Composite
                                                                           Stock Price Index.

MFS(R) Total Return Portfolio        Massachusetts Financial Services      Favorable total return through
                                     Company                               investment in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial Services      Capital appreciation.
                                     Company

MSCI EAFE(R) Index Portfolio         MetLife Investment Management,        To track the performance of the
                                     LLC/1/                                MSCI EAFE(R) Index.

Neuberger Berman Genesis             Neuberger Berman Management           High total return, consisting
  Portfolio                          LLC                                   principally of capital appreciation.

PORTFOLIO                                       SUB-ADVISER                   INVESTMENT OBJECTIVE
---------                                       -----------                    --------------------

Russell 2000(R) Index Portfolio       MetLife Investment Management,   To track the performance of the
                                      LLC/1/                           Russell 2000(R) Index.

T. Rowe Price Large Cap Growth        T. Rowe Price Associates, Inc.   Long-term growth of capital and,
  Portfolio                                                            secondarily, dividend income.

T. Rowe Price Small Cap Growth        T. Rowe Price Associates, Inc.   Long-term capital growth.
  Portfolio

Van Eck Global Natural Resources      Van Eck Associates Corporation   Long-term capital appreciation with
  Portfolio                                                            income as a secondary
                                                                       consideration.

Western Asset Management              Western Asset Management         To maximize total return consistent
  Strategic Bond Opportunities        Company                          with preservation of capital.
  Portfolio

Western Asset Management U.S.         Western Asset Management         To maximize total return consistent
  Government Portfolio                Company                          with preservation of capital and
                                                                       maintenance of liquidity.

MET INVESTORS SERIES TRUST                                                   ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                       SUB-ADVISER                   INVESTMENT OBJECTIVE
---------                                       -----------                    --------------------

AllianceBernstein Global Dynamic      AllianceBernstein L.P.           Seeks capital appreciation and
  Allocation Portfolio                                                 current income.

American Funds(R) Balanced            N/A                              A balance between a high level of
  Allocation Portfolio                                                 current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

American Funds(R) Growth Allocation   N/A                              Growth of capital.
  Portfolio

American Funds(R) Moderate            N/A                              A high total return in the form of
  Allocation Portfolio                                                 income and growth of capital, with a
                                                                       greater emphasis on income.

AQR Global Risk Balanced Portfolio    AQR Capital Management, LLC      Seeks total return.

BlackRock Global Tactical Strategies  BlackRock Financial Management,  Seeks capital appreciation and
  Portfolio                           Inc.                             current income.

BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC          Long-term capital growth.

Clarion Global Real Estate Portfolio  CBRE Clarion Securities LLC      Total return through investment in
                                                                       real estate securities, emphasizing
                                                                       both capital appreciation and
                                                                       current income.

ClearBridge Aggressive Growth         ClearBridge Investments, LLC     Capital appreciation.
  Portfolio (formerly Legg Mason      (formerly ClearBridge Advisors,
  ClearBridge Aggressive Growth       LLC)
  Portfolio)

Harris Oakmark International          Harris Associates L.P.           Long-term capital appreciation.
  Portfolio

Invesco Balanced-Risk Allocation      Invesco Advisers, Inc.           Seeks total return.
  Portfolio

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc.           Long-term growth of capital.

Janus Forty Portfolio                 Janus Capital Management LLC     Capital appreciation.

JPMorgan Global Active Allocation     J.P. Morgan Investment           Seeks capital appreciation and
  Portfolio                           Management Inc.                  current income.

PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                       -----------                    --------------------

JPMorgan Small Cap Value Portfolio   J.P. Morgan Investment            Long-term capital growth.
  (formerly Dreman Small Cap         Management Inc./3/
  Value Portfolio)

Loomis Sayles Global Markets         Loomis Sayles & Company, L.P.     High total investment return
  Portfolio                                                            through a combination of capital
                                                                       appreciation and income.

Lord Abbett Bond Debenture           Lord, Abbett & Co. LLC            High current income and the
  Portfolio                                                            opportunity for capital appreciation
                                                                       to produce a high total return.

Lord Abbett Mid Cap Value Portfolio  Lord, Abbett & Co. LLC            Capital appreciation through
                                                                       investments, primarily in equity
                                                                       securities, which are believed to be
                                                                       undervalued in the marketplace.

Met/Templeton International Bond     Franklin Advisers, Inc.           Current income with capital
  Portfolio                                                            appreciation and growth of income.

MetLife Aggressive Strategy          N/A                               Growth of capital.
  Portfolio

MetLife Balanced Plus Portfolio      Pacific Investment Management     A balance between a high level of
                                     Company LLC                       current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

MetLife Growth Strategy Portfolio    N/A                               Growth of capital.

MetLife Multi-Index Targeted Risk    N/A                               Seeks a balance between growth of
  Portfolio                                                            capital and current income, with a
                                                                       greater emphasis on growth of
                                                                       capital.

MFS(R) Emerging Markets Equity       Massachusetts Financial Services  Capital appreciation.
  Portfolio                          Company

MFS(R) Research International        Massachusetts Financial Services  Capital appreciation.
  Portfolio                          Company

Morgan Stanley Mid Cap Growth        Morgan Stanley Investment         Capital appreciation.
  Portfolio                          Management Inc.

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.            Capital appreciation.

PIMCO Inflation Protected Bond       Pacific Investment Management     Maximum real return, consistent
  Portfolio                          Company LLC                       with preservation of capital and
                                                                       prudent investment management.

PIMCO Total Return Portfolio         Pacific Investment Management     Maximum total return, consistent
                                     Company LLC                       with the preservation of capital and
                                                                       prudent investment management.

Pyramis Managed Risk Portfolio       Pyramis Global Advisors, LLC      Seeks total return.

Schroders Global Multi-Asset         Schroder Investment Management    Seeks capital appreciation and
  Portfolio                          North America Inc.                current income.

SSgA Growth and Income ETF           SSgA Funds Management, Inc.       Growth of capital and income.
  Portfolio

SSgA Growth ETF Portfolio            SSgA Funds Management, Inc.       Growth of capital.

T. Rowe Price Mid Cap Growth         T. Rowe Price Associates, Inc.    Long-term growth of capital.
  Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)                     ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
PORTFOLIO                                    SUB-ADVISER                   INVESTMENT OBJECTIVE
---------                                    -----------                   --------------------

 American Funds Bond Fund           N/A                            As high a level of current income as
                                                                   is consistent with the preservation
                                                                   of capital.

 American Funds Global Small        N/A                            Long-term growth of capital.
   Capitalization Fund

 American Funds Growth Fund         N/A                            Growth of capital.

 American Funds Growth-Income       N/A                            Long-term growth of capital and
   Fund                                                            income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
PORTFOLIO                                     ADVISER                      INVESTMENT OBJECTIVE
---------                                      -------                     --------------------

 Franklin Income Securities Fund    Franklin Advisers, Inc.        Seeks to maximize income while
                                                                   maintaining prospects for capital
                                                                   appreciation.

 Mutual Shares Securities Fund      Franklin Mutual Advisers, LLC  Seeks capital appreciation, with income as a secondary goal.

----------
/1/Formerly MetLife Investment Advisors Company, LLC.
/2/Prior to January 7, 2013, BlackRock Advisors, LLC was the sub-adviser to the
   Portfolio.
/3/Prior to April 29, 2013, Dreman Value Management, LLC was the sub-adviser to the Portfolio.

FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

   The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

   The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

   Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

   For specific information on the amounts we may receive on account of your investment in the Portfolios, you may call 1-800-638-5000.

SELECTION OF THE PORTFOLIOS

   We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

   WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

   We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

   We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE

   We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

   We will not make any changes without receiving any necessary approval of the SEC and the New York Insurance Department. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

   The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

   We offer other variable life insurance policies that have different death benefits, Policy features, and optional programs. However, these other policies also have different charges that would affect your Investment Division performance and cash values. To obtain more information about these other policies, including their eligibility requirements, contact our Designated Office or your registered representative.

REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

   GENERAL RIGHT. Generally, during the first two Policy years, or in the event of a material change in the investment policy of the Separate Account, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name PROVIDED THAT you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

   Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

EXCHANGE RIGHT

   At least once each year you have the option to transfer all of your cash value to the Fixed Account and apply the cash surrender value to a new policy issued by us or an affiliate which provides paid-up insurance. Paid-up insurance is permanent insurance with no further premiums due. The face amount of the new policy of paid-up insurance may be less than the face amount of the Policy.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

   You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

   If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit" we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

   We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial net premium is credited with Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges. For a backdated Policy, the investment start date is the later of the date the policy application is approved and the date your premium is received at our Designated Office.

RIGHT TO EXAMINE POLICY

   You may cancel the Policy within ten days after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid.

ALLOCATION OF NET PREMIUMS

   We allocate your initial net premium to the Fixed Account as of the investment start date. We will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. You may allocate any whole percentage to an Investment Division.

   You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

     RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchase the Policy through a registered representative of one of our affiliates MetLife Securities, Inc. and New England Securities Corporation, or through another registered representative. If you purchase the Policy through a registered representative of one of these two affiliates, premium payments should be mailed to MetLife, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative is not registered with one of these two affiliates, premium payments should be mailed to MetLife, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:

        Payment Inquiries and                    MetLife
        Correspondence                           P.O. Box 354
                                                 Warwick, RI 02887-0354

        Beneficiary and                          MetLife
        Ownership Changes                        P.O. Box 313
                                                 Warwick, RI 02887-0313

        Surrenders, Loans,                       MetLife
        Withdrawals and                          P.O. Box 543
        Investment Division Transfers            Warwick, RI 02887-0543

        Cancellations (Right to Examine Policy   MetLife
        Period)                                  Free Look Unit
                                                 500 Schoolhouse Road
                                                 Johnstown, PA 15904

        Death Claims                             MetLife
                                                 P.O. Box 353
                                                 Warwick, RI 02887-0353

        Investment Division Transfers and Other  (800) 638-5000
        Telephone Transactions and Inquiries

   You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

   We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

   We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

   We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.

   Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

   Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

    --net premium payments

    --the net investment experience of the Policy's Investment Divisions

    --interest credited to cash value in the Fixed Account

    --interest credited to amounts held in the Loan Account for a Policy loan

    --the death benefit option you choose

    --Policy charges

    --partial withdrawals

    --transfers among the Investment Divisions and the Fixed Account.

   The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

   The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for an Investment Division reflects:

    --the change in net asset value per share of the corresponding Portfolio
      (as of the close of regular trading on the Exchange) from its last value,

    --the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

    --any deductions for taxes that we make from the Separate Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

   The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

   The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

   CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

   When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and
(2) the cash value accumulation test. The test you choose at issue cannot be changed.

   Under the GUIDELINE PREMIUM TEST, the amount of premium that can be paid is subject to tax law limits. Additionally, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

   Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

   If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

   AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

    --101% of the cash value on the date of death, or

    --the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

   The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

   The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years from the Policy's date of issue, or if a rider limits the death benefit.

   SUICIDE. If the insured commits suicide within two years from the date of issue, the death benefit will be limited to premiums paid less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured commits suicide within two years after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase.

CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

   If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age
60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

   If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. The increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

   You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

   The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

   We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

   A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

   If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

   A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

   A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                      SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

   You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

   If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

   You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

   The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

   After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

   We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed

Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

   If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

    Face Amount:............. $          350,000
    Death Benefit Option:....  Option A -- Level

    Cash Value:.............. $           12,000
    Surrender Charge:........ $          - 4,900  ($ 14.00 x $350,000/1,000)
                              ------------------
    Cash Surrender Value:.... $            7,100
                                            x 20%
                              ------------------
    Withdrawal Amount:....... $            1,420

   The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:

                       Withdrawal Amount in
                       Excess of Free Withdrawal
                       ----------------------------------     Surrender Charge
 Surrender Charge  x   Face Amount less Surrender Charge  =   On Withdrawal

                                     $710
                       ----------------------------------
      $4,900       x           $350,000 - $4,900          =   $10

   Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

             Face Amount before Withdrawal................ $350,000
              Withdrawal.................................. -  1,420
              Surrender Charge on Withdrawal.............. -     10
                                                           --------

             Face Amount after Withdrawal................. $348,570

             Surrender Charge before Withdrawal........... $  4,900
              Surrender Charge on Withdrawal.............. -     10
                                                           --------
             Surrender Charge after Withdrawal............ $  4,890

             Cash Value before Withdrawal................. $ 12,000
              Withdrawal.................................. -  1,420
              Surrender Charge on Withdrawal.............. -     10
                                                           --------

             Cash Value after Withdrawal.................. $ 10,570

             Surrender Charge after Withdrawal............ -  4,890
                                                           --------
             Cash Surrender Value after Withdrawal........ $  5,680

   Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

   A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                   TRANSFERS

TRANSFER OPTION

   You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. Your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Baillie Gifford International Stock Portfolio, Loomis Sayles Global Markets Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MSCI EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Van Eck Global Natural Resources Portfolio, Clarion Global Real Estate Portfolio, JPMorgan Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton International Bond Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or
(ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Portfolio prospectuses for more details.

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either
(i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

   In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Divisions is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Divisions at any one time; or
(4) requiring that a transfer request be provided in writing and signed by the owner.

                        AUTOMATED INVESTMENT STRATEGIES

   You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

   EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

   ALLOCATOR/SM/. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount
(1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least three months.

   ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

   REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

   INDEX SELECTOR(R). The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Aggregate Bond Index, MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.

   We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.

   You may not elect Index Selector unless you purchase the Policy through a registered representative of one of our affiliated broker-dealers MetLife Securities, Inc. and New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.

   These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

   We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                     LOANS

   You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is the greater of 75% of the Policy's cash surrender value or:

    --the Policy's cash value, less

    --any Policy loan balance, less

    --loan interest due to the next Policy anniversary, less

    --the most recent Monthly Deduction times the number of months to the next
      Policy anniversary, less

    --any Surrender Charge, plus

    --interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

   The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

   A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

   You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

   We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

   Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

   Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

   The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

   A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

   In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect.

   The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge, you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

   The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

   On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

   If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

   If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

   Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements for coverage under the Overloan Protection Rider are met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

   If your Policy has lapsed, you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

   If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

   There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

   The following riders, some of which have been described previously, are available:

   CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

   WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

   WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

   OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

   ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $50,000 (or 25% of the death benefit, if less), but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699.

   GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

   ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

   GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121.

   OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

   Riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

   Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

   Twenty days after we apply the initial premium to the Policy you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

   There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to the Fixed Account at any time. We may also modify the privilege of transferring amounts from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

   We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months. We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy

  .  investment options, including premium allocations

  .  administration of elective options

  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

  .  overhead and other expenses for providing services and benefits

  .  sales and marketing expenses

  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

   SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

   Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

   PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

   EXAMPLE:  The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

           NET
PREMIUM  PREMIUM
-------  -------
$4,000   $4,000
           -175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges
         ------
         $3,825   Net Premium

SURRENDER CHARGE

   If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy.

   No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

   The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

   The table below shows the maximum Surrender Charge that applies if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                   FOR POLICIES WHICH    THE MAXIMUM
                                    ARE SURRENDERED,   SURRENDER CHARGE
                                       LAPSED OR      PER $1,000 OF BASE
                                     REDUCED DURING   POLICY FACE AMOUNT
                                   ------------------ ------------------
        Entire Policy Year                  1               $38.25
        Last Month of Policy Year           2                35.81
                                            3                32.56
                                            4                31.74
                                            5                29.84
                                            6                27.13
                                            7                24.42
                                            8                18.99
                                            9                 9.50
                                           10                 0.00

   In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

   If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

   The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

   We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

   We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

   We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

   On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    --If your Policy is protected against lapse by a Guaranteed Minimum Death
      Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

    --If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

   There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

   The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account (and, if applicable, in the EDCA account) in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

   The Monthly Deduction includes the following charges:

   POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight Policy years following a requested face amount increase.

   MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    --smoking status

    --risk class

    --attained age

    --sex (if the Policy is sex-based).

   The current cost of insurance rates will depend on the above factors, plus

    --the insured's age at issue (and at the time of any face amount increase)

    --the Policy year (and the year of any face amount increase)

    --the Policy's face amount.

   We guarantee that the rates for underwritten Policies will not be higher than rates based on

    --the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO
      Tables") with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

    --the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

   The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

   The risk classes we use are

    --for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

    --for Policies issued on juvenile insureds: standard and rated (with our consent).

   Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

   The following standard or better smoker and non-smoker classes are available for underwritten Policies:

    --elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

    --preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

    --standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

   The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. For Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

   CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

   MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

   The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

                                                      CHARGE APPLIED
                                                     TO CASH VALUE IN
           POLICY YEAR        NET CASH VALUE         SEPARATE ACCOUNT
           ----------------------------------------------------------
                            < 5 target premiums           0.60%
            1 - 10      5 but < 10 target premiums        0.55%
                        10 but < 20 target premiums       0.30%
                        20 target premiums or more        0.15%
           ----------------------------------------------------------
                            < 5 target premiums           0.35%
            11 - 19     5 but < 10 target premiums        0.30%
                        10 but < 20 target premiums       0.15%
                        20 target premiums or more        0.10%
           ----------------------------------------------------------
                            < 5 target premiums           0.20%
                        5 but < 10 target premiums        0.15%
            20 - 29     10 but < 20 target premiums       0.10%
                        20 target premiums or more        0.05%
           ----------------------------------------------------------
              30+                                         0.05%
           ----------------------------------------------------------

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife's Income Taxes.")

   PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

   In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued
August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary.

   If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

   ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

   OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

   The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE'S INCOME TAXES

   Under current Federal income tax law, MetLife is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                         DISTRIBUTION OF THE POLICIES

   We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

COMMISSIONS AND OTHER CASH COMPENSATION

   All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.

   MSI and NES sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession amount described below. The percentage is determined based on a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which MSI and NES sales representative are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

   In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

   Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

   Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

   The maximum commissions paid for sale of the Policies through unaffiliated selling firms, and through our affiliated selling firms Walnut Street Securities, Inc. and Tower Square Securities, Inc. are as follows: 99% of premiums paid up to the Commissionable Target Premium, and 5.0% of premiums paid in excess of Commissionable Target Premium in Policy year 1; 13.0% of all premiums paid in Policy years 2 through 10; and 2.0% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 9.0% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; 19.75% of premiums paid up to the Commissionable Target Premium and 0.25% of premiums paid in excess of the Commissionable Target Premium paid in Policy year 2; and 0.25% of all premiums paid thereafter. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

NON-CASH COMPENSATION

   Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

OTHER PAYMENTS

   We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products (other than the Policies). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. Distributor has entered into preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities Inc. and Tower Square Securities, Inc. and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates, MetLife Securities, Inc. and New England Securities Corporation. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

   We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, as well as a percentage of all premiums allocated to the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account UL (the "Separate Account") included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the financial statements and financial highlights and includes an explanatory paragraph referring to changes in the Separate Account's method of accounting for certain mortality and expense risk charges assessed through a redemption of units). Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS

   You may find the financial statements of MetLife in the Statement of Additional Information. MetLife's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   GLOSSARY

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

   BASE POLICY.  The Policy without riders.

   CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account, and any amount held in the EDCA account.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

   LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

   NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   SEPARATE ACCOUNT. Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

   TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

   YOU.   "You" refers to the Policy Owner.

                                  APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under
Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

   For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

           AGE OF                             AGE OF
     INSURED AT START OF PERCENTAGE OF  INSURED AT START OF  PERCENTAGE OF
       THE POLICY YEAR    CASH VALUE     THE POLICY YEAR      CASH VALUE
     ------------------- -------------  -------------------  -------------
        0 through 40         250                61               128
             41              243                62               126
             42              236                63               124
             43              229                64               122
             44              222                65               120
             45              215                66               119
             46              209                67               118
             47              203                68               117
             48              197                69               116
             49              191                70               115
             50              185                71               113
             51              178                72               111
             52              171                73               109
             53              164                74               107
             54              157          75 through 90          105
             55              150                91               104
             56              146                92               103
             57              142                93               102
             58              138          94 through 121         101
             59              134
             60              130

   For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                             NET SINGLE PREMIUM
                                                 FACTOR
                                             ------------------
                   AGE                        MALE     FEMALE
                   ---                        -------  -------
                   30....................... 5.82979   6.59918
                   40....................... 4.11359   4.63373
                   50....................... 2.93292   3.28706
                   60....................... 2.14246   2.40697
                   70....................... 1.64028   1.82665
                   80....................... 1.32530   1.44515
                   90....................... 1.15724   1.22113
                   100...................... 1.08417   1.10646
                   120...................... 1.02597   1.02597

                                  APPENDIX B

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.

   The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .88% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.

   The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.88%, 5.07% and 9.04%, respectively.

   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

             THE ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                 DEATH BENEFIT               CASH SURRENDER VALUE                   CASH VALUE
             ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  GROSS ANNUAL RATE OF RETURN OF  GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
POLICY  ------------------------------- ------------------------------    ------------------------------
YEAR       0%        6%         10%       0%         6%          10%        0%         6%          10%
------     --        --         ---       --         --          ---        --         --          ---
  1     $350,000 $  350,000 $   350,000 $     0  $        0  $         0  $ 1,570  $    1,686  $     1,763
  2      350,000    350,000     350,000       0           0            0    3,087       3,415        3,642
  3      350,000    350,000     350,000       0         289          746    4,551       5,190        5,646
  4      350,000    350,000     350,000   1,714       2,763        3,538    5,961       7,010        7,785
  5      350,000    350,000     350,000   3,721       5,281        6,473    7,315       8,875       10,067
  6      350,000    350,000     350,000   5,341       7,515        9,232    8,608      10,782       12,499
  7      350,000    350,000     350,000   6,901       9,791       12,152    9,841      12,731       15,092
  8      350,000    350,000     350,000   8,729      12,440       15,585   11,016      14,727       17,872
  9      350,000    350,000     350,000  11,677      16,346       20,428   12,821      17,490       21,572
 10      350,000    350,000     350,000  14,562      20,340       25,548   14,562      20,340       25,548
 15      350,000    350,000     350,000  22,894      36,833       51,663   22,894      36,833       51,663
 20      350,000    350,000     350,000  30,031      57,271       91,289   30,031      57,271       91,289
 25      350,000    350,000     350,000  35,466      82,152      151,564   35,466      82,152      151,564
 30      350,000    350,000     350,000  37,840     111,772      243,832   37,840     111,772      243,832
 35      350,000    350,000     448,873  35,263     146,462      386,960   35,263     146,462      386,960
 40      350,000    350,000     648,878  25,853     188,170      606,428   25,853     188,170      606,428
 45      350,000    350,000     989,793      75     237,374      942,660       75     237,374      942,660
 50                 350,000   1,520,370             296,130    1,447,972              296,130    1,447,972
 55                 397,843   2,300,255             378,898    2,190,719              378,898    2,190,719
 60                 492,436   3,347,296             487,561    3,314,155              487,561    3,314,155
 65                 636,414   5,110,214             630,112    5,059,618              630,112    5,059,618
 70                 817,152   7,780,915             809,061    7,703,876              809,061    7,703,876
 75               1,042,081  11,802,550           1,031,764   11,685,693            1,031,764   11,685,693
 80               1,317,171  17,786,781           1,304,130   17,610,674            1,304,130   17,610,674
 85               1,645,665  26,544,892           1,629,371   26,282,071            1,629,371   26,282,071
 86               1,719,289  28,741,219           1,702,266   28,456,652            1,702,266   28,456,652

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                DEATH BENEFIT         CASH SURRENDER VALUE ASSUMING          CASH VALUE
            ASSUMING HYPOTHETICAL            HYPOTHETICAL               ASSUMING HYPOTHETICAL
                GROSS ANNUAL                 GROSS ANNUAL                   GROSS ANNUAL
END OF        RATE OF RETURN OF            RATE OF RETURN OF              RATE OF RETURN OF
POLICY  ----------------------------- ---------------------------    ---------------------------
YEAR       0%       6%        10%       0%       6%         10%        0%       6%         10%
------     --       --        ---       --       --         ---        --       --         ---
  1     $350,000 $350,000 $   350,000 $     0  $     0  $         0  $ 1,262  $ 1,368  $     1,438
  2      350,000  350,000     350,000       0        0            0    2,484    2,774        2,974
  3      350,000  350,000     350,000       0        0            0    3,670    4,223        4,620
  4      350,000  350,000     350,000     560    1,457        2,122    4,807    5,704        6,369
  5      350,000  350,000     350,000   2,305    3,628        4,642    5,899    7,222        8,236
  6      350,000  350,000     350,000   3,676    5,507        6,959    6,943    8,774       10,226
  7      350,000  350,000     350,000   4,991    7,413        9,399    7,932   10,354       12,340
  8      350,000  350,000     350,000   6,567    9,664       12,290    8,854   11,951       14,577
  9      350,000  350,000     350,000   8,562   12,416       15,799    9,706   13,560       16,943
 10      350,000  350,000     350,000  10,478   15,172       19,437   10,478   15,172       19,437
 15      350,000  350,000     350,000  13,416   23,745       34,986   13,416   23,745       34,986
 20      350,000  350,000     350,000  14,137   32,435       56,574   14,137   32,435       56,574
 25      350,000  350,000     350,000  10,313   38,944       85,719   10,313   38,944       85,719
 30               350,000     350,000           39,633      125,094            39,633      125,094
 35               350,000     350,000           27,244      180,474            27,244      180,474
 40                           350,000                       264,554                        264,554
 45                           426,806                       406,482                        406,482
 50                           653,359                       622,247                        622,247
 55                           978,713                       932,108                        932,108
 60                         1,409,769                     1,395,811                      1,395,811
 65                         2,140,480                     2,119,287                      2,119,287
 70                         3,221,111                     3,189,219                      3,189,219
 75                         4,795,371                     4,747,892                      4,747,892
 80                         7,039,205                     6,969,510                      6,969,510
 85                        10,306,209                    10,204,168                     10,204,168
 86                        11,122,309                    11,012,187                     11,012,187

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

   For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-06025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
Metropolitan Life Separate Account UL
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A. as of December 31, 2012, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 9 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2012, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5 to the financial statements, the Investment Divisions constituting the Separate Account of the Company elected to change their accounting method for certain mortality and expense risk charges which are assessed through the redemption of units, and have applied this change retrospectively to all periods presented.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 28, 2013

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2012


                                            ALLIANCEBERNSTEIN
                                                 GLOBAL          ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN        AMERICAN
                                             THEMATIC GROWTH     INTERMEDIATE BOND   INTERNATIONAL VALUE   CENTURY VP VISTA
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $           61,855   $          103,300   $              156   $            4,105
   Due from Metropolitan Life
     Insurance Company..................                    1                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................               61,856              103,300                  156                4,105
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $           61,856   $          103,300   $              156   $            4,105
                                           ===================  ===================  ===================  ===================


 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                  AMERICAN FUNDS
                                             AMERICAN FUNDS        GLOBAL SMALL        AMERICAN FUNDS       AMERICAN FUNDS
                                                  BOND            CAPITALIZATION           GROWTH            GROWTH-INCOME
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value.............  $        5,420,310   $       59,237,807   $      130,921,222   $       79,614,718
   Due from Metropolitan Life
     Insurance Company...................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets......................           5,420,310           59,237,807          130,921,222           79,614,718
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                  --                    1                   --                    1
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities.................                  --                    1                   --                    1
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS...............................  $        5,420,310   $       59,237,806   $      130,921,222   $       79,614,717
                                           ===================  ===================  ===================  ===================

                                                                                     AMERICAN FUNDS U.S.
                                             AMERICAN FUNDS       AMERICAN FUNDS       GOVERNMENT/AAA-        DREYFUS VIF
                                            HIGH-INCOME BOND       INTERNATIONAL      RATED SECURITIES    INTERNATIONAL VALUE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value.............  $           57,231   $          552,054   $           45,192   $           205,134
   Due from Metropolitan Life
     Insurance Company...................                  --                   --                   --                    --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets......................              57,231              552,054               45,192               205,134
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                  --                    1                   --                     1
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities.................                  --                    1                   --                     1
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS...............................  $           57,231   $          552,053   $           45,192   $           205,133
                                           ===================  ===================  ===================  ===================


                                            FIDELITY VIP ASSET      FIDELITY VIP
                                              MANAGER: GROWTH        CONTRAFUND
                                            INVESTMENT DIVISION  INVESTMENT DIVISION
                                           --------------------  -------------------
ASSETS:
   Investments at fair value.............  $         1,966,232   $        2,343,024
   Due from Metropolitan Life
     Insurance Company...................                   --                   --
                                           --------------------  -------------------
       Total Assets......................            1,966,232            2,343,024
                                           --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                   --                    2
                                           --------------------  -------------------
       Total Liabilities.................                   --                    2
                                           --------------------  -------------------

NET ASSETS...............................  $         1,966,232   $        2,343,022
                                           ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                              FIDELITY VIP        FIDELITY VIP         FIDELITY VIP         FIDELITY VIP
                                              EQUITY-INCOME       FREEDOM 2010         FREEDOM 2020         FREEDOM 2030
                                           INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------- -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $           62,291   $           39,638   $          764,725   $           42,834
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                   --
                                          -------------------- -------------------  -------------------  -------------------
       Total Assets.....................              62,291               39,638              764,725               42,834
                                          -------------------- -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                  --                   --                    1                   --
                                          -------------------- -------------------  -------------------  -------------------
       Total Liabilities................                  --                   --                    1                   --
                                          -------------------- -------------------  -------------------  -------------------

NET ASSETS..............................  $           62,291   $           39,638   $          764,724   $           42,834
                                          ==================== ===================  ===================  ===================

                                                                                       FIDELITY VIP
                                             FIDELITY VIP         FIDELITY VIP          INVESTMENT
                                             FREEDOM 2050          HIGH INCOME          GRADE BOND      FIDELITY VIP  MID CAP
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  ------------------- ---------------------
ASSETS:
   Investments at fair value............  $           17,855   $          165,146   $        2,285,792   $          748,919
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                   --
                                          -------------------  -------------------  ------------------- ---------------------
       Total Assets.....................              17,855              165,146            2,285,792              748,919
                                          -------------------  -------------------  ------------------- ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                  56                   --                   --                   --
                                          -------------------  -------------------  ------------------- ---------------------
       Total Liabilities................                  56                   --                   --                   --
                                          -------------------  -------------------  ------------------- ---------------------

NET ASSETS..............................  $           17,799   $          165,146   $        2,285,792   $          748,919
                                          ===================  ===================  =================== =====================

                                                 FTVIPT
                                              MUTUAL GLOBAL     FTVIPT TEMPLETON
                                          DISCOVERY SECURITIES FOREIGN SECURITIES
                                           INVESTMENT DIVISION INVESTMENT DIVISION
                                          -------------------- -------------------
ASSETS:
   Investments at fair value............   $          803,177  $        3,962,470
   Due from Metropolitan Life
     Insurance Company..................                   --                  --
                                          -------------------- -------------------
       Total Assets.....................              803,177           3,962,470
                                          -------------------- -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                    1                  --
                                          -------------------- -------------------
       Total Liabilities................                    1                  --
                                          -------------------- -------------------

NET ASSETS..............................   $          803,176  $        3,962,470
                                          ==================== ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                FTVIPT                                GOLDMAN SACHS
                                           TEMPLETON GLOBAL      GOLDMAN SACHS         STRUCTURED          INVESCO V.I.
                                            BOND SECURITIES      MID-CAP VALUE      SMALL CAP EQUITY    GLOBAL REAL ESTATE
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          ------------------- -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $          442,101  $          258,154   $           26,317   $       2,614,724
   Due from Metropolitan Life
     Insurance Company..................                  --                  --                   --                  12
                                          ------------------- -------------------  -------------------  -------------------
       Total Assets.....................             442,101             258,154               26,317           2,614,736
                                          ------------------- -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                  --                  --                   --                  --
                                          ------------------- -------------------  -------------------  -------------------
       Total Liabilities................                  --                  --                   --                  --
                                          ------------------- -------------------  -------------------  -------------------

NET ASSETS..............................  $          442,101  $          258,154   $           26,317   $       2,614,736
                                          =================== ===================  ===================  ===================

                                             INVESCO V.I.                             INVESCO V.I.
                                              GOVERNMENT          INVESCO V.I.         VAN KAMPEN           JANUS ASPEN
                                              SECURITIES      INTERNATIONAL GROWTH      COMSTOCK             BALANCED
                                          INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                          ------------------- -------------------- -------------------  -------------------
ASSETS:
   Investments at fair value............  $              311    $       6,506,156  $          237,306   $        1,100,550
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                  --                   --
                                          ------------------- -------------------- -------------------  -------------------
       Total Assets.....................                 311            6,506,156             237,306            1,100,550
                                          ------------------- -------------------- -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                  --                    4                  --                    1
                                          ------------------- -------------------- -------------------  -------------------
       Total Liabilities................                  --                    4                  --                    1
                                          ------------------- -------------------- -------------------  -------------------

NET ASSETS..............................  $              311    $       6,506,152  $          237,306   $        1,100,549
                                          =================== ==================== ===================  ===================



                                           JANUS ASPEN FORTY    JANUS ASPEN JANUS
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $          887,851   $          971,678
   Due from Metropolitan Life
     Insurance Company..................                  --                   --
                                          -------------------  -------------------
       Total Assets.....................             887,851              971,678
                                          -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                   4                    1
                                          -------------------  -------------------
       Total Liabilities................                   4                    1
                                          -------------------  -------------------

NET ASSETS..............................  $          887,847   $          971,677
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012




                                                                    MFS VIT              MFS VIT              MFS VIT
                                         JANUS ASPEN OVERSEAS    GLOBAL EQUITY         HIGH INCOME         NEW DISCOVERY
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                         -------------------- -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $          441,943  $          135,428   $          161,268   $         171,983
   Due from Metropolitan Life
     Insurance Company..................                  --                  --                   --                  --
                                         -------------------- -------------------  -------------------  -------------------
       Total Assets.....................             441,943             135,428              161,268             171,983
                                         -------------------- -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                   1                  --                    1                  --
                                         -------------------- -------------------  -------------------  -------------------
       Total Liabilities................                   1                  --                    1                  --
                                         -------------------- -------------------  -------------------  -------------------

NET ASSETS..............................  $          441,942  $          135,428   $          161,267   $         171,983
                                         ==================== ===================  ===================  ===================

                                                                    MIST
                                                              ALLIANCEBERNSTEIN          MIST                 MIST
                                               MFS VIT         GLOBAL DYNAMIC       AMERICAN FUNDS       AMERICAN FUNDS
                                                VALUE            ALLOCATION       BALANCED ALLOCATION   GROWTH ALLOCATION
                                         INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                         ------------------- -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............ $           17,162  $            7,098   $          631,423   $         926,978
   Due from Metropolitan Life
     Insurance Company..................                 --                  --                   --                  --
                                         ------------------- -------------------  -------------------  -------------------
       Total Assets.....................             17,162               7,098              631,423             926,978
                                         ------------------- -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                 --                  --                   --                  --
                                         ------------------- -------------------  -------------------  -------------------
       Total Liabilities................                 --                  --                   --                  --
                                         ------------------- -------------------  -------------------  -------------------

NET ASSETS.............................. $           17,162  $            7,098   $          631,423   $         926,978
                                         =================== ===================  ===================  ===================


                                                MIST                 MIST
                                           AMERICAN FUNDS         AQR GLOBAL
                                         MODERATE ALLOCATION     RISK BALANCED
                                         INVESTMENT DIVISION  INVESTMENT DIVISION
                                         -------------------  -------------------
ASSETS:
   Investments at fair value............ $          587,686   $           24,784
   Due from Metropolitan Life
     Insurance Company..................                 --                   --
                                         -------------------  -------------------
       Total Assets.....................            587,686               24,784
                                         -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                 --                   --
                                         -------------------  -------------------
       Total Liabilities................                 --                   --
                                         -------------------  -------------------

NET ASSETS.............................. $          587,686   $           24,784
                                         ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                             MIST BLACKROCK
                                             GLOBAL TACTICAL      MIST BLACKROCK        MIST CLARION          MIST DREMAN
                                               STRATEGIES         LARGE CAP CORE     GLOBAL REAL ESTATE     SMALL CAP VALUE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------- -------------------- -------------------- --------------------
ASSETS:
   Investments at fair value............  $            39,078  $       307,558,831  $        26,083,320  $            38,553
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                   --
                                          -------------------- -------------------- -------------------- --------------------
       Total Assets.....................               39,078          307,558,831           26,083,320               38,553
                                          -------------------- -------------------- -------------------- --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                   --                    6                    2                   --
                                          -------------------- -------------------- -------------------- --------------------
       Total Liabilities................                   --                    6                    2                   --
                                          -------------------- -------------------- -------------------- --------------------

NET ASSETS..............................  $            39,078  $       307,558,825  $        26,083,318  $            38,553
                                          ==================== ==================== ==================== ====================

                                                 MIST             MIST INVESCO
                                            HARRIS OAKMARK        BALANCED-RISK        MIST INVESCO
                                             INTERNATIONAL         ALLOCATION        SMALL CAP GROWTH     MIST JANUS FORTY
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $       33,602,696   $            7,513   $        4,616,669   $       15,566,776
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          33,602,696                7,513            4,616,669           15,566,776
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                   1                   --                    1                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   1                   --                    1                   --
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $       33,602,695   $            7,513   $        4,616,668   $       15,566,776
                                          ===================  ===================  ===================  ===================

                                             MIST JPMORGAN          MIST LEGG
                                             GLOBAL ACTIVE      MASON CLEARBRIDGE
                                              ALLOCATION        AGGRESSIVE GROWTH
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $           18,883   $       14,226,385
   Due from Metropolitan Life
     Insurance Company..................                  --                   --
                                          -------------------  -------------------
       Total Assets.....................              18,883           14,226,385
                                          -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                  --                   --
                                          -------------------  -------------------
       Total Liabilities................                  --                   --
                                          -------------------  -------------------

NET ASSETS..............................  $           18,883   $       14,226,385
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                           MIST LORD ABBETT     MIST LORD ABBETT     MIST MET/FRANKLIN   MIST MET/FRANKLIN
                                            BOND DEBENTURE        MID CAP VALUE           INCOME           MUTUAL SHARES
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                          -------------------  -------------------  ------------------- -------------------
ASSETS:
   Investments at fair value............  $       28,515,095   $       74,894,972   $          340,094  $          118,548
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                  --
                                          -------------------  -------------------  ------------------- -------------------
       Total Assets.....................          28,515,095           74,894,972              340,094             118,548
                                          -------------------  -------------------  ------------------- -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                  --                2,052                   --                  --
                                          -------------------  -------------------  ------------------- -------------------
       Total Liabilities................                  --                2,052                   --                  --
                                          -------------------  -------------------  ------------------- -------------------

NET ASSETS..............................  $       28,515,095   $       74,892,920   $          340,094  $          118,548
                                          ===================  ===================  =================== ===================

                                           MIST MET/FRANKLIN
                                          TEMPLETON FOUNDING  MIST MET/TEMPLETON   MIST MET/TEMPLETON      MIST METLIFE
                                               STRATEGY             GROWTH         INTERNATIONAL BOND   AGGRESSIVE STRATEGY
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          ------------------- -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $          320,390   $          67,807   $            2,605   $       15,142,597
   Due from Metropolitan Life
     Insurance Company..................                  --                  --                   --                   --
                                          ------------------- -------------------  -------------------  -------------------
       Total Assets.....................             320,390              67,807                2,605           15,142,597
                                          ------------------- -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                  --                  --                   --                    1
                                          ------------------- -------------------  -------------------  -------------------
       Total Liabilities................                  --                  --                   --                    1
                                          ------------------- -------------------  -------------------  -------------------

NET ASSETS..............................  $          320,390   $          67,807   $            2,605   $       15,142,596
                                          =================== ===================  ===================  ===================


                                             MIST METLIFE       MIST MFS EMERGING
                                             BALANCED PLUS       MARKETS EQUITY
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $           45,933   $           88,957
   Due from Metropolitan Life
     Insurance Company..................                  --                   --
                                          -------------------  -------------------
       Total Assets.....................              45,933               88,957
                                          -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                  --                   --
                                          -------------------  -------------------
       Total Liabilities................                  --                   --
                                          -------------------  -------------------

NET ASSETS..............................  $           45,933   $           88,957
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                                             MIST                 MIST
                                            MIST MFS RESEARCH                           MORGAN STANLEY       PIMCO INFLATION
                                              INTERNATIONAL      MIST MLA MID CAP       MID CAP GROWTH       PROTECTED BOND
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value.............  $       15,720,816   $         5,197,740  $       186,491,113   $       13,671,560
   Due from Metropolitan Life
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------  --------------------  -------------------
       Total Assets......................          15,720,816             5,197,740          186,491,113           13,671,560
                                           -------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                   3                     1                    2                   --
                                           -------------------  -------------------  --------------------  -------------------
       Total Liabilities.................                   3                     1                    2                   --
                                           -------------------  -------------------  --------------------  -------------------

NET ASSETS...............................  $       15,720,813   $         5,197,739  $       186,491,111   $       13,671,560
                                           ===================  ===================  ====================  ===================


                                                MIST PIMCO                                 MIST RCM          MIST SCHRODERS
                                               TOTAL RETURN       MIST PIONEER FUND       TECHNOLOGY       GLOBAL MULTI-ASSET
                                            INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           --------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value.............  $        50,485,894   $          194,666   $       13,932,280   $             5,752
   Due from Metropolitan Life
     Insurance Company...................                   --                   --                   --                    --
                                           --------------------  -------------------  -------------------  -------------------
       Total Assets......................           50,485,894              194,666           13,932,280                 5,752
                                           --------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                    1                    2                   --                    --
                                           --------------------  -------------------  -------------------  -------------------
       Total Liabilities.................                    1                    2                   --                    --
                                           --------------------  -------------------  -------------------  -------------------

NET ASSETS...............................  $        50,485,893   $          194,664   $       13,932,280   $             5,752
                                           ====================  ===================  ===================  ===================


                                             MIST SSGA GROWTH         MIST SSGA
                                              AND INCOME ETF         GROWTH ETF
                                            INVESTMENT DIVISION  INVESTMENT DIVISION
                                           --------------------  -------------------
ASSETS:
   Investments at fair value.............  $         6,167,640   $        4,244,488
   Due from Metropolitan Life
     Insurance Company...................                   --                   --
                                           --------------------  -------------------
       Total Assets......................            6,167,640            4,244,488
                                           --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                   --                   --
                                           --------------------  -------------------
       Total Liabilities.................                   --                   --
                                           --------------------  -------------------

NET ASSETS...............................  $         6,167,640   $        4,244,488
                                           ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                           MIST T. ROWE PRICE   MIST T. ROWE PRICE    MIST THIRD AVENUE   MSF BAILLIE GIFFORD
                                             LARGE CAP VALUE      MID CAP GROWTH       SMALL CAP VALUE    INTERNATIONAL STOCK
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $        1,320,516   $       21,145,655   $          881,725   $       40,399,667
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   12                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................            1,320,516           21,145,655              881,737           40,399,667
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                    1                   --                   --                    2
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    1                   --                   --                    2
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $        1,320,515   $       21,145,655   $          881,737   $       40,399,665
                                           ===================  ===================  ===================  ===================


                                           MSF BARCLAYS CAPITAL    MSF BLACKROCK         MSF BLACKROCK        MSF BLACKROCK
                                           AGGREGATE BOND INDEX  AGGRESSIVE GROWTH        BOND INCOME          DIVERSIFIED
                                            INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------- -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value............    $       116,415,572 $       190,699,487  $        85,513,328   $      266,981,790
   Due from Metropolitan Life
     Insurance Company..................                     --                  --                   --                   --
                                           -------------------- -------------------  --------------------  -------------------
       Total Assets.....................            116,415,572         190,699,487           85,513,328          266,981,790
                                           -------------------- -------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                     15                  11                    3                    7
                                           -------------------- -------------------  --------------------  -------------------
       Total Liabilities................                     15                  11                    3                    7
                                           -------------------- -------------------  --------------------  -------------------

NET ASSETS..............................    $       116,415,557 $       190,699,476  $        85,513,325   $      266,981,783
                                           ==================== ===================  ====================  ===================

                                                                   MSF BLACKROCK
                                              MSF BLACKROCK      LEGACY LARGE CAP
                                             LARGE CAP VALUE          GROWTH
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value............   $       14,290,950   $       14,012,103
   Due from Metropolitan Life
     Insurance Company..................                   --                   --
                                           -------------------  -------------------
       Total Assets.....................           14,290,950           14,012,103
                                           -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                   --                    4
                                           -------------------  -------------------
       Total Liabilities................                   --                    4
                                           -------------------  -------------------

NET ASSETS..............................   $       14,290,950   $       14,012,099
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                              MSF BLACKROCK          MSF DAVIS             MSF FI            MSF JENNISON
                                              MONEY MARKET         VENTURE VALUE        VALUE LEADERS           GROWTH
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value.............  $       23,274,455   $       58,219,353   $        6,748,157   $        17,774,610
   Due from Metropolitan Life
     Insurance Company...................                  --                   --                   --                     1
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets......................          23,274,455           58,219,353            6,748,157            17,774,611
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                   1                    1                   --                    --
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities.................                   1                    1                   --                    --
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS...............................  $       23,274,454   $       58,219,352   $        6,748,157   $        17,774,611
                                           ===================  ===================  ===================  ===================

                                                                                                               MSF METLIFE
                                            MSF LOOMIS SAYLES    MSF LOOMIS SAYLES      MSF MET/ARTISAN       CONSERVATIVE
                                             SMALL CAP CORE      SMALL CAP GROWTH        MID CAP VALUE         ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------   -------------------  -------------------
ASSETS:
   Investments at fair value.............  $       18,836,597   $         8,095,037   $       50,145,783   $        5,385,935
   Due from Metropolitan Life
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------   -------------------  -------------------
       Total Assets......................          18,836,597             8,095,037           50,145,783            5,385,935
                                           -------------------  -------------------   -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------   -------------------  -------------------
       Total Liabilities.................                  --                    --                   --                   --
                                           -------------------  -------------------   -------------------  -------------------

NET ASSETS...............................  $       18,836,597   $         8,095,037   $       50,145,783   $        5,385,935
                                           ===================  ===================   ===================  ===================

                                               MSF METLIFE
                                             CONSERVATIVE TO        MSF METLIFE
                                           MODERATE ALLOCATION  MID CAP STOCK INDEX
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value.............  $        8,676,631   $       69,807,817
   Due from Metropolitan Life
     Insurance Company...................                  --                   --
                                           -------------------  -------------------
       Total Assets......................           8,676,631           69,807,817
                                           -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                   1                   --
                                           -------------------  -------------------
       Total Liabilities.................                   1                   --
                                           -------------------  -------------------

NET ASSETS...............................  $        8,676,630   $       69,807,817
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                    MSF METLIFE
                                               MSF METLIFE          MODERATE TO          MSF METLIFE            MSF MFS
                                           MODERATE ALLOCATION AGGRESSIVE ALLOCATION     STOCK INDEX         TOTAL RETURN
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           ------------------- --------------------- -------------------  -------------------
ASSETS:
   Investments at fair value............   $       45,401,739   $       77,039,719   $      739,806,268   $        8,143,438
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                   --
                                           ------------------- --------------------- -------------------  -------------------
       Total Assets.....................           45,401,739           77,039,719          739,806,268            8,143,438
                                           ------------------- --------------------- -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                    1                   --                   37                    2
                                           ------------------- --------------------- -------------------  -------------------
       Total Liabilities................                    1                   --                   37                    2
                                           ------------------- --------------------- -------------------  -------------------

NET ASSETS..............................   $       45,401,738   $       77,039,719   $      739,806,231   $        8,143,436
                                           =================== ===================== ===================  ===================


                                                                     MSF MSCI           MSF NEUBERGER       MSF OPPENHEIMER
                                              MSF MFS VALUE         EAFE INDEX         BERMAN GENESIS        GLOBAL EQUITY
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $       57,891,428   $       68,221,823   $       82,409,607   $       41,848,254
   Due from Metropolitan Life
     Insurance Company..................                   --                   62                   --                   85
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................           57,891,428           68,221,885           82,409,607           41,848,339
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                    3                   --                    1                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    3                   --                    1                   --
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $       57,891,425   $       68,221,885   $       82,409,606   $       41,848,339
                                           ===================  ===================  ===================  ===================


                                            MSF RUSSELL 2000     MSF T. ROWE PRICE
                                                  INDEX          LARGE CAP GROWTH
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value............   $       55,930,593   $       49,402,477
   Due from Metropolitan Life
     Insurance Company..................                    7                   --
                                           -------------------  -------------------
       Total Assets.....................           55,930,600           49,402,477
                                           -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                   --                   12
                                           -------------------  -------------------
       Total Liabilities................                   --                   12
                                           -------------------  -------------------

NET ASSETS..............................   $       55,930,600   $       49,402,465
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                                      MSF WESTERN
                                                                  MSF VAN ECK      ASSET MANAGEMENT        MSF WESTERN
                                          MSF T. ROWE PRICE     GLOBAL NATURAL      STRATEGIC BOND      ASSET MANAGEMENT
                                          SMALL CAP GROWTH         RESOURCES         OPPORTUNITIES       U.S. GOVERNMENT
                                         INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                         -------------------  ------------------- -------------------  -------------------
ASSETS:
   Investments at fair value...........  $       93,411,022   $           53,423  $       25,456,036   $       16,622,548
   Due from Metropolitan Life
     Insurance Company.................                  --                   --                  --                   --
                                         -------------------  ------------------- -------------------  -------------------
       Total Assets....................          93,411,022               53,423          25,456,036           16,622,548
                                         -------------------  ------------------- -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.................                  14                   --                   1                   --
                                         -------------------  ------------------- -------------------  -------------------
       Total Liabilities...............                  14                   --                   1                   --
                                         -------------------  ------------------- -------------------  -------------------

NET ASSETS.............................  $       93,411,008   $           53,423  $       25,456,035   $       16,622,548
                                         ===================  =================== ===================  ===================


                                                                  PIMCO VIT
                                              PIMCO VIT        LONG-TERM U.S.          PIMCO VIT          PIONEER VCT
                                              ALL ASSET          GOVERNMENT          LOW DURATION      EMERGING MARKETS
                                         INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                         ------------------- -------------------  ------------------- -------------------
ASSETS:
   Investments at fair value...........  $          131,919   $          30,103   $          986,718   $         673,074
   Due from Metropolitan Life
     Insurance Company.................                  --                   5                   --                   5
                                         ------------------- -------------------  ------------------- -------------------
       Total Assets....................             131,919              30,108              986,718             673,079
                                         ------------------- -------------------  ------------------- -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.................                  --                  --                1,204                  --
                                         ------------------- -------------------  ------------------- -------------------
       Total Liabilities...............                  --                  --                1,204                  --
                                         ------------------- -------------------  ------------------- -------------------

NET ASSETS.............................  $          131,919   $          30,108   $          985,514   $         673,079
                                         =================== ===================  =================== ===================



                                             PIONEER VCT
                                            MID CAP VALUE      ROYCE MICRO-CAP
                                         INVESTMENT DIVISION INVESTMENT DIVISION
                                         ------------------- -------------------
ASSETS:
   Investments at fair value...........  $          153,545   $         372,006
   Due from Metropolitan Life
     Insurance Company.................                  --                  --
                                         ------------------- -------------------
       Total Assets....................             153,545             372,006
                                         ------------------- -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.................                  --                  --
                                         ------------------- -------------------
       Total Liabilities...............                  --                  --
                                         ------------------- -------------------

NET ASSETS.............................  $          153,545   $         372,006
                                         =================== ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2012


                                                                  UIF EMERGING         UIF EMERGING        WELLS FARGO VT
                                            ROYCE SMALL-CAP       MARKETS DEBT        MARKETS EQUITY      TOTAL RETURN BOND
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $          541,873   $        1,182,599   $        1,033,944   $          489,407
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................             541,873            1,182,599            1,033,944              489,407
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                   1                    1                   --                  347
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   1                    1                   --                  347
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $          541,872   $        1,182,598   $        1,033,944   $          489,060
                                          ===================  ===================  ===================  ===================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                            ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH
                                                                                       INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $               --    $            18,192    $            1,486
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................                   --                     --                    --
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................                   --                 18,192                 1,486
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........          (1,307,724)               (40,514)                 8,379
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................          (1,307,724)               (40,514)                 8,379
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......            1,419,031            (1,444,286)                 1,480
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................              111,307            (1,484,800)                 9,859
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $          111,307    $       (1,466,608)    $           11,345
                                                                 ==================    ===================    ==================


                                                                               ALLIANCEBERNSTEIN INTERMEDIATE BOND
                                                                                       INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $            2,404    $             2,097    $            2,177
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................                   --                     --                    --
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................                2,404                  2,097                 2,177
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                1,744                    170                    --
      Realized gains (losses) on sale of investments..........                   43                     14                 2,172
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................                1,787                    184                 2,172
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......                (188)                    563               (1,393)
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................                1,599                    747                   779
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $            4,003    $             2,844    $            2,956
                                                                 ==================    ===================    ==================


                                                                              ALLIANCEBERNSTEIN INTERNATIONAL VALUE
                                                                                       INVESTMENT DIVISION
                                                                 ----------------------------------------------------------------
                                                                         2012                  2011                2010 (a)
                                                                 -------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................   $                 2    $                7    $                31
                                                                 -------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................                    --                   167                     --
                                                                 -------------------    ------------------    -------------------
          Net investment income (loss)........................                     2                 (160)                     31
                                                                 -------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                    --                    --                     --
      Realized gains (losses) on sale of investments..........                   (1)                   175                      1
                                                                 -------------------    ------------------    -------------------
          Net realized gains (losses).........................                   (1)                   175                      1
                                                                 -------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......                    17                 (129)                     88
                                                                 -------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................                    16                    46                     89
                                                                 -------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $                18    $            (114)    $               120
                                                                 ===================    ==================    ===================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                   AMERICAN CENTURY VP VISTA
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $                --    $               --    $               --
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                    --                    --
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................                    --                    --                    --
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                    --                    --
      Realized gains (losses) on sale of investments.........                   328                 5,995                12,351
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................                   328                 5,995                12,351
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....                   873               (8,184)               (1,947)
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                 1,201               (2,189)                10,404
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $             1,201    $          (2,189)    $           10,404
                                                                ===================    ==================    ==================


                                                                                     AMERICAN FUNDS BOND
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................   $          133,110    $          140,691    $           126,810
                                                                ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................                9,169                 8,171                  7,622
                                                                ------------------    ------------------    -------------------
          Net investment income (loss).......................              123,941               132,520                119,188
                                                                ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                     --
      Realized gains (losses) on sale of investments.........               27,506                10,695                (8,911)
                                                                ------------------    ------------------    -------------------
          Net realized gains (losses)........................               27,506                10,695                (8,911)
                                                                ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.....              108,693               121,054                122,161
                                                                ------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................              136,199               131,749                113,250
                                                                ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $          260,140    $          264,269    $           232,438
                                                                ==================    ==================    ===================


                                                                         AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $          761,809    $          817,781    $        1,031,490
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               80,276                90,481                91,513
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................              681,533               727,300               939,977
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........            (342,892)              (68,423)             (386,466)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................            (342,892)              (68,423)             (386,466)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            9,028,936          (13,188,181)            11,810,164
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            8,686,044          (13,256,604)            11,423,698
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        9,367,577    $     (12,529,304)    $       12,363,675
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010




                                                                                         AMERICAN FUNDS GROWTH
                                                                                          INVESTMENT DIVISION
                                                                         -----------------------------------------------------
                                                                               2012               2011               2010
                                                                         ----------------   ---------------    ---------------
INVESTMENT INCOME:
      Dividends.......................................................   $      1,013,020   $       771,098    $       832,401
                                                                         ----------------   ---------------    ---------------
EXPENSES:
      Mortality and expense risk charges..............................            133,202           141,089            132,325
                                                                         ----------------   ---------------    ---------------
          Net investment income (loss)................................            879,818           630,009            700,076
                                                                         ----------------   ---------------    ---------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.....................................                 --                --                 --
      Realized gains (losses) on sale of investments..................          1,170,827           658,869          (328,082)
                                                                         ----------------   ---------------    ---------------
          Net realized gains (losses).................................          1,170,827           658,869          (328,082)
                                                                         ----------------   ---------------    ---------------
      Change in unrealized gains (losses) on investments..............         18,556,699       (6,628,058)         19,817,938
                                                                         ----------------   ---------------    ---------------
      Net realized and changes in unrealized gains (losses)
        on investments................................................         19,727,526       (5,969,189)         19,489,856
                                                                         ----------------   ---------------    ---------------
      Net increase (decrease) in net assets resulting
        from operations...............................................   $     20,607,344   $   (5,339,180)    $    20,189,932
                                                                         ================   ===============    ===============



                                                                                     AMERICAN FUNDS GROWTH-INCOME
                                                                                          INVESTMENT DIVISION
                                                                         ------------------------------------------------------
                                                                               2012               2011               2010
                                                                         ----------------    ---------------    ---------------
INVESTMENT INCOME:
      Dividends.......................................................   $      1,253,842    $     1,148,376    $     1,018,183
                                                                         ----------------    ---------------    ---------------
EXPENSES:
      Mortality and expense risk charges..............................             78,704             77,416             75,054
                                                                         ----------------    ---------------    ---------------
          Net investment income (loss)................................          1,175,138          1,070,960            943,129
                                                                         ----------------    ---------------    ---------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.....................................                 --                 --                 --
      Realized gains (losses) on sale of investments..................            300,932           (58,726)          (336,443)
                                                                         ----------------    ---------------    ---------------
          Net realized gains (losses).................................            300,932           (58,726)          (336,443)
                                                                         ----------------    ---------------    ---------------
      Change in unrealized gains (losses) on investments..............         10,629,027        (2,428,568)          6,948,053
                                                                         ----------------    ---------------    ---------------
      Net realized and changes in unrealized gains (losses)
        on investments................................................         10,929,959        (2,487,294)          6,611,610
                                                                         ----------------    ---------------    ---------------
      Net increase (decrease) in net assets resulting
        from operations...............................................   $     12,105,097    $   (1,416,334)    $     7,554,739
                                                                         ================    ===============    ===============


                                                                           AMERICAN FUNDS
                                                                          HIGH-INCOME BOND
                                                                         INVESTMENT DIVISION
                                                                         -------------------
                                                                              2012 (b)
                                                                         -------------------
INVESTMENT INCOME:
      Dividends.......................................................     $         3,203
                                                                         -------------------
EXPENSES:
      Mortality and expense risk charges..............................                  --
                                                                         -------------------
          Net investment income (loss)................................               3,203
                                                                         -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.....................................                  --
      Realized gains (losses) on sale of investments..................                   6
                                                                         -------------------
          Net realized gains (losses).................................                   6
                                                                         -------------------
      Change in unrealized gains (losses) on investments..............               (677)
                                                                         -------------------
      Net realized and changes in unrealized gains (losses)
        on investments................................................               (671)
                                                                         -------------------
      Net increase (decrease) in net assets resulting
        from operations...............................................     $         2,532
                                                                         ===================



                                                                                     AMERICAN FUNDS INTERNATIONAL
                                                                                          INVESTMENT DIVISION
                                                                         -------------------------------------------------------
                                                                               2012               2011               2010
                                                                         ----------------   ----------------    ----------------
INVESTMENT INCOME:
      Dividends.......................................................   $          7,535    $        10,736    $         13,328
                                                                         ----------------   ----------------    ----------------
EXPENSES:
      Mortality and expense risk charges..............................                 --                 --                  --
                                                                         ----------------   ----------------    ----------------
          Net investment income (loss)................................              7,535             10,736              13,328
                                                                         ----------------   ----------------    ----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.....................................                 --                 --                  --
      Realized gains (losses) on sale of investments..................            (1,402)              (605)               (608)
                                                                         ----------------   ----------------    ----------------
          Net realized gains (losses).................................            (1,402)              (605)               (608)
                                                                         ----------------   ----------------    ----------------
      Change in unrealized gains (losses) on investments..............             82,398          (108,507)              46,566
                                                                         ----------------   ----------------    ----------------
      Net realized and changes in unrealized gains (losses)
        on investments................................................             80,996          (109,112)              45,958
                                                                         ----------------   ----------------    ----------------
      Net increase (decrease) in net assets resulting
        from operations...............................................   $         88,531    $      (98,376)    $         59,286
                                                                         ================   ================    ================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                    AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $              440    $              773    $              683
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................                  440                   773                   683
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                1,252                 1,111                   193
      Realized gains (losses) on sale of investments........                  258                   509                   450
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................                1,510                 1,620                   643
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....              (1,126)                   885                 1,804
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................                  384                 2,505                 2,447
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $              824    $            3,278    $            3,130
                                                               ==================    ==================    ==================


                                                                             DREYFUS VIF INTERNATIONAL VALUE
                                                                                   INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                     2012                  2011                  2010
                                                               ------------------   ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $            4,882   $            4,085    $            3,367
                                                               ------------------   ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                   --                    --
                                                               ------------------   ------------------    ------------------
          Net investment income (loss)......................                4,882                4,085                 3,367
                                                               ------------------   ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                   --                    --
      Realized gains (losses) on sale of investments........              (1,011)                (960)              (14,086)
                                                               ------------------   ------------------    ------------------
          Net realized gains (losses).......................              (1,011)                (960)              (14,086)
                                                               ------------------   ------------------    ------------------
      Change in unrealized gains (losses) on investments....               18,857             (45,726)                19,382
                                                               ------------------   ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................               17,846             (46,686)                 5,296
                                                               ------------------   ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $           22,728   $         (42,601)    $            8,663
                                                               ==================   ==================    ==================


                                                                            FIDELITY VIP ASSET MANAGER: GROWTH
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $           24,972    $           23,605    $           19,264
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................               24,972                23,605                19,264
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                7,043                 3,056                 5,857
      Realized gains (losses) on sale of investments........               28,654                71,204                31,417
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................               35,697                74,260                37,274
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....              172,026             (205,700)               201,872
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................              207,723             (131,440)               239,146
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $          232,695    $        (107,835)    $          258,410
                                                               ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                    FIDELITY VIP CONTRAFUND
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            28,837    $           20,916    $           27,427
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                    --                    --
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................                28,837                20,916                27,427
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                    --                 1,114
      Realized gains (losses) on sale of investments.........                38,806                12,745             (218,742)
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................                38,806                12,745             (217,628)
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....               288,092              (98,141)               648,547
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               326,898              (85,396)               430,919
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           355,735    $         (64,480)    $          458,346
                                                                ===================    ==================    ==================


                                                                                 FIDELITY VIP EQUITY-INCOME
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            1,836    $               637    $            3,327
                                                                ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                     --                    --
                                                                ------------------    -------------------    ------------------
          Net investment income (loss).......................                1,836                    637                 3,327
                                                                ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                2,863                     --                    --
      Realized gains (losses) on sale of investments.........                  376                  2,625               (5,418)
                                                                ------------------    -------------------    ------------------
          Net realized gains (losses)........................                3,239                  2,625               (5,418)
                                                                ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments.....              (1,146)                (8,921)                31,745
                                                                ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                2,093                (6,296)                26,327
                                                                ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $            3,929    $           (5,659)    $           29,654
                                                                ==================    ===================    ==================


                                                                                  FIDELITY VIP FREEDOM 2010
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................   $              733    $              726    $               654
                                                                ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................                  169                   150                    109
                                                                ------------------    ------------------    -------------------
          Net investment income (loss).......................                  564                   576                    545
                                                                ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  535                   176                    470
      Realized gains (losses) on sale of investments.........                   98                 1,305                     67
                                                                ------------------    ------------------    -------------------
          Net realized gains (losses)........................                  633                 1,481                    537
                                                                ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.....                2,707               (2,344)                  2,036
                                                                ------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                3,340                 (863)                  2,573
                                                                ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $            3,904    $            (287)    $             3,118
                                                                ==================    ==================    ===================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                     FIDELITY VIP FREEDOM 2020
                                                                                        INVESTMENT DIVISION
                                                                  ----------------------------------------------------------------
                                                                          2012                  2011                   2010
                                                                  -------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends................................................   $            15,185    $            15,422    $           15,231
                                                                  -------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.......................                   280                    374                   350
                                                                  -------------------    -------------------    ------------------
          Net investment income (loss).........................                14,905                 15,048                14,881
                                                                  -------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                 8,838                  2,671                 5,440
      Realized gains (losses) on sale of investments...........                 5,799                 10,134                 2,838
                                                                  -------------------    -------------------    ------------------
          Net realized gains (losses)..........................                14,637                 12,805                 8,278
                                                                  -------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments.......                62,352               (33,543)                70,032
                                                                  -------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................                76,989               (20,738)                78,310
                                                                  -------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $            91,894    $           (5,690)    $           93,191
                                                                  ===================    ===================    ==================


                                                                                     FIDELITY VIP FREEDOM 2030
                                                                                        INVESTMENT DIVISION
                                                                  -----------------------------------------------------------------
                                                                         2012                   2011                   2010
                                                                  -------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends................................................   $               881    $             1,232    $             2,018
                                                                  -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.......................                   216                    214                    133
                                                                  -------------------    -------------------    -------------------
          Net investment income (loss).........................                   665                  1,018                  1,885
                                                                  -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                   425                    172                    680
      Realized gains (losses) on sale of investments...........                 2,855                 11,751                    710
                                                                  -------------------    -------------------    -------------------
          Net realized gains (losses)..........................                 3,280                 11,923                  1,390
                                                                  -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments.......                 3,591               (12,843)                 11,839
                                                                  -------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................                 6,871                  (920)                 13,229
                                                                  -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $             7,536    $                98    $            15,114
                                                                  ===================    ===================    ===================


                                                                          FIDELITY VIP FREEDOM 2050
                                                                             INVESTMENT DIVISION
                                                                  -----------------------------------------
                                                                         2012                 2011 (c)
                                                                  ------------------    -------------------
INVESTMENT INCOME:
      Dividends................................................   $              360    $               288
                                                                  ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.......................                   77                     60
                                                                  ------------------    -------------------
          Net investment income (loss).........................                  283                   (60)
                                                                  ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                2,132                  1,383
      Realized gains (losses) on sale of investments...........                   28                (5,037)
                                                                  ------------------    -------------------
          Net realized gains (losses)..........................                2,160                (3,654)
                                                                  ------------------    -------------------
      Change in unrealized gains (losses) on investments.......                  199                  1,450
                                                                  ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................                2,359                (2,204)
                                                                  ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $            2,642    $           (1,976)
                                                                  ==================    ===================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                  FIDELITY VIP HIGH INCOME
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            9,229    $            2,953    $              340
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                    --
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................                9,229                 2,953                   340
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........                   67                    13                 (227)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................                   67                    13                 (227)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....              (1,277)               (1,768)                   801
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................              (1,210)               (1,755)                   574
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $            8,019    $            1,198    $              914
                                                                ==================    ==================    ==================


                                                                             FIDELITY VIP INVESTMENT GRADE BOND
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $           37,562    $           54,637    $           18,206
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                    --
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................               37,562                54,637                18,206
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               48,616                24,253                 5,814
      Realized gains (losses) on sale of investments.........               33,058               (3,064)                17,651
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................               81,674                21,189                23,465
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....              (8,975)                 1,742              (13,312)
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               72,699                22,931                10,153
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $          110,261    $           77,568    $           28,359
                                                                ==================    ==================    ==================


                                                                                    FIDELITY VIP MID CAP
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            2,865    $              150    $              502
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                    --
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................                2,865                   150                   502
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               59,448                 1,181                 1,027
      Realized gains (losses) on sale of investments.........                8,193                10,846                 2,077
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................               67,641                12,027                 3,104
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....               20,392              (60,535)                83,723
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               88,033              (48,508)                86,827
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           90,898    $         (48,358)    $           87,329
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                           FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            21,682    $           22,691    $           10,103
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                    --                    --
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................                21,682                22,691                10,103
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                43,771                22,139                    --
      Realized gains (losses) on sale of investments.........                 5,837              (20,210)               (4,189)
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................                49,608                 1,929               (4,189)
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....                33,439              (59,670)                81,592
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                83,047              (57,741)                77,403
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           104,729    $         (35,050)    $           87,506
                                                                ===================    ==================    ==================


                                                                             FTVIPT TEMPLETON FOREIGN SECURITIES
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................   $          115,174    $           89,150    $           164,170
                                                                ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                     --
                                                                ------------------    ------------------    -------------------
          Net investment income (loss).......................              115,174                89,150                164,170
                                                                ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                     --
      Realized gains (losses) on sale of investments.........             (16,852)               253,750               (50,450)
                                                                ------------------    ------------------    -------------------
          Net realized gains (losses)........................             (16,852)               253,750               (50,450)
                                                                ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.....              501,451             (552,735)                614,425
                                                                ------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................              484,599             (298,985)                563,975
                                                                ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $          599,773    $        (209,835)    $           728,145
                                                                ==================    ==================    ===================


                                                                           FTVIPT TEMPLETON GLOBAL BOND SECURITIES
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $           24,244    $           10,824    $               60
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                    --
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................               24,244                10,824                    60
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                  590                 1,216                    10
      Realized gains (losses) on sale of investments.........                (238)              (12,515)                 4,591
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................                  352              (11,299)                 4,601
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....               26,566              (11,949)                 (171)
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               26,918              (23,248)                 4,430
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           51,162    $         (12,424)    $            4,490
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                GOLDMAN SACHS MID-CAP VALUE
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $            2,932    $            2,221    $            2,264
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................                2,932                 2,221                 2,264
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --                    --
      Realized gains (losses) on sale of investments........                (683)              (27,627)              (13,608)
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................                (683)              (27,627)              (13,608)
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....               45,178                 1,030                84,633
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................               44,495              (26,597)                71,025
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $           47,427    $         (24,376)    $           73,289
                                                               ==================    ==================    ==================


                                                                         GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $              308    $              424    $              254
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................                  308                   424                   254
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --                    --
      Realized gains (losses) on sale of investments........                5,427                   175               (7,335)
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................                5,427                   175               (7,335)
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....                (629)                 (255)                18,632
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................                4,798                  (80)                11,297
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $            5,106    $              344    $           11,551
                                                               ==================    ==================    ==================


                                                                              INVESCO V.I. GLOBAL REAL ESTATE
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                 2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $           10,832    $           72,431    $           71,976
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................               10,832                72,431                71,976
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --                    --
      Realized gains (losses) on sale of investments........             (24,321)             (158,339)             (130,047)
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................             (24,321)             (158,339)             (130,047)
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....              481,388              (44,519)               289,353
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................              457,067             (202,858)               159,306
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $          467,899    $        (130,427)    $          231,282
                                                               ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                      INVESCO V.I. GOVERNMENT SECURITIES
                                                                              INVESTMENT DIVISION
                                                                   -----------------------------------------
                                                                          2012                 2011 (d)
                                                                   ------------------    -------------------
INVESTMENT INCOME:
      Dividends..................................................  $               --    $                --
                                                                   ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.........................                  --                     --
                                                                   ------------------    -------------------
          Net investment income (loss)...........................                  --                     --
                                                                   ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions................................                  --                     --
      Realized gains (losses) on sale of investments.............               1,308                  1,389
                                                                   ------------------    -------------------
          Net realized gains (losses)............................               1,308                  1,389
                                                                   ------------------    -------------------
      Change in unrealized gains (losses) on investments.........             (1,335)                  1,336
                                                                   ------------------    -------------------
      Net realized and changes in unrealized gains (losses) on
       investments...............................................                (27)                  2,725
                                                                   ------------------    -------------------
      Net increase (decrease) in net assets resulting from
       operations................................................  $             (27)    $             2,725
                                                                   ==================    ===================


                                                                                  INVESCO V.I. INTERNATIONAL GROWTH
                                                                                         INVESTMENT DIVISION
                                                                   ----------------------------------------------------------------
                                                                          2012                   2011                   2010
                                                                   -------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..................................................  $            90,329    $            3,660    $             4,364
                                                                   -------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.........................                   --                    --                     --
                                                                   -------------------    ------------------    -------------------
          Net investment income (loss)...........................               90,329                 3,660                  4,364
                                                                   -------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions................................                   --                    --                     --
      Realized gains (losses) on sale of investments.............               18,589                 3,888                  1,465
                                                                   -------------------    ------------------    -------------------
          Net realized gains (losses)............................               18,589                 3,888                  1,465
                                                                   -------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.........              685,032              (28,330)                 26,537
                                                                   -------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses) on
       investments...............................................              703,621              (24,442)                 28,002
                                                                   -------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting from
       operations................................................  $           793,950    $         (20,782)    $            32,366
                                                                   ===================    ==================    ===================


                                                                                  INVESCO V.I. VAN KAMPEN COMSTOCK
                                                                                         INVESTMENT DIVISION
                                                                   -----------------------------------------------------------------
                                                                           2012                  2011                 2010 (e)
                                                                   -------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends..................................................  $             3,483    $               489
                                                                   -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.........................                   --                     --                     --
                                                                   -------------------    -------------------    -------------------
          Net investment income (loss)...........................                3,483                    489                     --
                                                                   -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions................................                   --                     --                     --
      Realized gains (losses) on sale of investments.............                1,338                  (127)                     53
                                                                   -------------------    -------------------    -------------------
          Net realized gains (losses)............................                1,338                  (127)                     53
                                                                   -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments.........               32,459                (6,181)                     45
                                                                   -------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses) on
       investments...............................................               33,797                (6,308)                     98
                                                                   -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting from
       operations................................................  $            37,280    $           (5,819)    $                98
                                                                   ===================    ===================    ===================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                  JANUS ASPEN BALANCED
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    -----------------    ------------------
INVESTMENT INCOME:
     Dividends.............................................   $           27,163    $          44,376    $           54,166
                                                              ------------------    -----------------    ------------------
EXPENSES:
     Mortality and expense risk charges....................                   --                   --                    --
                                                              ------------------    -----------------    ------------------
          Net investment income (loss).....................               27,163               44,376                54,166
                                                              ------------------    -----------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions...........................               74,896              108,835                    --
     Realized gains (losses) on sale of investments........               40,351               29,077                26,581
                                                              ------------------    -----------------    ------------------
          Net realized gains (losses)......................              115,247              137,912                26,581
                                                              ------------------    -----------------    ------------------
     Change in unrealized gains (losses) on investments....               25,664            (161,867)                90,252
                                                              ------------------    -----------------    ------------------
     Net realized and changes in unrealized gains (losses)
        on investments.....................................              140,911             (23,955)               116,833
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
        from operations....................................   $          168,074    $          20,421    $          170,999
                                                              ==================    =================    ==================


                                                                                    JANUS ASPEN FORTY
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    ------------------    -----------------
INVESTMENT INCOME:
     Dividends.............................................   $            5,152    $            2,325    $           2,433
                                                              ------------------    ------------------    -----------------
EXPENSES:
     Mortality and expense risk charges....................                   --                    --                   --
                                                              ------------------    ------------------    -----------------
          Net investment income (loss).....................                5,152                 2,325                2,433
                                                              ------------------    ------------------    -----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions...........................                   --                    --                   --
     Realized gains (losses) on sale of investments........               38,660                43,353               14,051
                                                              ------------------    ------------------    -----------------
          Net realized gains (losses)......................               38,660                43,353               14,051
                                                              ------------------    ------------------    -----------------
     Change in unrealized gains (losses) on investments....              126,343             (117,114)               47,707
                                                              ------------------    ------------------    -----------------
     Net realized and changes in unrealized gains (losses)
        on investments.....................................              165,003              (73,761)               61,758
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
        from operations....................................   $          170,155    $         (71,436)    $          64,191
                                                              ==================    ==================    =================


                                                                                    JANUS ASPEN JANUS
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    -----------------    ------------------
INVESTMENT INCOME:
     Dividends.............................................   $            5,213    $           5,397    $           73,809
                                                              ------------------    -----------------    ------------------
EXPENSES:
     Mortality and expense risk charges....................                   --                   --                    --
                                                              ------------------    -----------------    ------------------
          Net investment income (loss).....................                5,213                5,397                73,809
                                                              ------------------    -----------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions...........................               15,799                   --                    --
     Realized gains (losses) on sale of investments........               13,270            1,561,413                52,158
                                                              ------------------    -----------------    ------------------
          Net realized gains (losses)......................               29,069            1,561,413                52,158
                                                              ------------------    -----------------    ------------------
     Change in unrealized gains (losses) on investments....              122,884          (1,416,036)               848,330
                                                              ------------------    -----------------    ------------------
     Net realized and changes in unrealized gains (losses)
        on investments.....................................              151,953              145,377               900,488
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
        from operations....................................   $          157,166    $         150,774    $          974,297
                                                              ==================    =================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                   JANUS ASPEN OVERSEAS
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $            2,519    $            1,291    $            1,609
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................                2,519                 1,291                 1,609
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................               43,521                 3,396                    --
      Realized gains (losses) on sale of investments........              (7,156)              (93,767)                 4,218
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................               36,365              (90,371)                 4,218
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....                8,927             (214,175)                62,994
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................               45,292             (304,546)                67,212
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $           47,811    $        (303,255)    $           68,821
                                                               ==================    ==================    ==================


                                                                                   MFS VIT GLOBAL EQUITY
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $               61    $              575    $            1,232
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................                   61                   575                 1,232
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                  154                    --                    --
      Realized gains (losses) on sale of investments........                  274                12,787                   183
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................                  428                12,787                   183
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....                6,795              (16,173)                19,523
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................                7,223               (3,386)                19,706
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $            7,284    $          (2,811)    $           20,938
                                                               ==================    ==================    ==================


                                                                                    MFS VIT HIGH INCOME
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $           10,779    $           12,069    $            8,657
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................               10,779                12,069                 8,657
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --                    --
      Realized gains (losses) on sale of investments........                2,215                   361                   680
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................                2,215                   361                   680
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....                6,400               (7,343)                 7,331
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................                8,615               (6,982)                 8,011
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $           19,394    $            5,087    $           16,668
                                                               ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010






                                                                                         MFS VIT NEW DISCOVERY
                                                                                          INVESTMENT DIVISION
                                                                         ------------------------------------------------------
                                                                               2012               2011               2010
                                                                         ----------------   ----------------   ----------------
INVESTMENT INCOME:
      Dividends.......................................................   $             --   $             --   $             --
                                                                         ----------------   ----------------   ----------------
EXPENSES:
      Mortality and expense risk charges..............................                 --                 --                 --
                                                                         ----------------   ----------------   ----------------
          Net investment income (loss)................................                 --                 --                 --
                                                                         ----------------   ----------------   ----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.....................................             15,912             17,326                 --
      Realized gains (losses) on sale of investments..................                264                772                544
                                                                         ----------------   ----------------   ----------------
          Net realized gains (losses).................................             16,176             18,098                544
                                                                         ----------------   ----------------   ----------------
      Change in unrealized gains (losses) on investments..............             11,186           (32,906)             28,843
                                                                         ----------------   ----------------   ----------------
      Net realized and changes in unrealized gains (losses)
        on investments................................................             27,362           (14,808)             29,387
                                                                         ----------------   ----------------   ----------------
      Net increase (decrease) in net assets resulting
        from operations...............................................   $         27,362   $       (14,808)   $         29,387
                                                                         ================   ================   ================





                                                                                            MFS VIT VALUE
                                                                                         INVESTMENT DIVISION
                                                                         ------------------------------------------------------
                                                                               2012              2011                2010
                                                                         ----------------   ----------------   ----------------
INVESTMENT INCOME:
      Dividends.......................................................   $           668    $           999    $            969
                                                                         ----------------   ----------------   ----------------
EXPENSES:
      Mortality and expense risk charges..............................                --                 --                  --
                                                                         ----------------   ----------------   ----------------
          Net investment income (loss)................................               668                999                 969
                                                                         ----------------   ----------------   ----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.....................................               355                318                  --
      Realized gains (losses) on sale of investments..................             3,188           (10,004)               (552)
                                                                         ----------------   ----------------   ----------------
          Net realized gains (losses).................................             3,543            (9,686)               (552)
                                                                         ----------------   ----------------   ----------------
      Change in unrealized gains (losses) on investments..............             2,241              6,173               7,585
                                                                         ----------------   ----------------   ----------------
      Net realized and changes in unrealized gains (losses)
        on investments................................................             5,784            (3,513)               7,033
                                                                         ----------------   ----------------   ----------------
      Net increase (decrease) in net assets resulting
        from operations...............................................   $         6,452    $       (2,514)    $          8,002
                                                                         ================   ================   ================


                                                                                MIST
                                                                          ALLIANCEBERNSTEIN
                                                                           GLOBAL DYNAMIC
                                                                             ALLOCATION
                                                                         INVESTMENT DIVISION
                                                                         -------------------
                                                                              2012 (f)
                                                                         -------------------
INVESTMENT INCOME:
      Dividends.......................................................    $             --
                                                                         -------------------
EXPENSES:
      Mortality and expense risk charges..............................                  --
                                                                         -------------------
          Net investment income (loss)................................                  --
                                                                         -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.....................................                  --
      Realized gains (losses) on sale of investments..................                  --
                                                                         -------------------
          Net realized gains (losses).................................                  --
                                                                         -------------------
      Change in unrealized gains (losses) on investments..............                 163
                                                                         -------------------
      Net realized and changes in unrealized gains (losses)
        on investments................................................                 163
                                                                         -------------------
      Net increase (decrease) in net assets resulting
        from operations...............................................    $            163
                                                                         ===================





                                                                                MIST AMERICAN FUNDS BALANCED ALLOCATION
                                                                                          INVESTMENT DIVISION
                                                                         ------------------------------------------------------
                                                                               2012               2011               2010
                                                                         ----------------   ----------------   ----------------
INVESTMENT INCOME:
      Dividends.......................................................   $         10,680   $          6,635   $          3,146
                                                                         ----------------   ----------------   ----------------
EXPENSES:
      Mortality and expense risk charges..............................                 --                 --                 --
                                                                         ----------------   ----------------   ----------------
          Net investment income (loss)................................             10,680              6,635              3,146
                                                                         ----------------   ----------------   ----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.....................................              5,437                248                117
      Realized gains (losses) on sale of investments..................              3,875              6,046              1,705
                                                                         ----------------   ----------------   ----------------
          Net realized gains (losses).................................              9,312              6,294              1,822
                                                                         ----------------   ----------------   ----------------
      Change in unrealized gains (losses) on investments..............             50,640           (23,258)             26,193
                                                                         ----------------   ----------------   ----------------
      Net realized and changes in unrealized gains (losses)
        on investments................................................             59,952           (16,964)             28,015
                                                                         ----------------   ----------------   ----------------
      Net increase (decrease) in net assets resulting
        from operations...............................................   $         70,632   $       (10,329)   $         31,161
                                                                         ================   ================   ================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010





                                                                           MIST AMERICAN FUNDS GROWTH ALLOCATION
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $           13,384    $           10,815    $            2,434
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................               13,384                10,815                 2,434
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --                    --
      Realized gains (losses) on sale of investments........               16,384                 9,254                 5,990
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................               16,384                 9,254                 5,990
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....               96,877              (58,738)                79,550
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................              113,261              (49,484)                85,540
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $          126,645    $         (38,669)    $           87,974
                                                               ==================    ==================    ==================




                                                                          MIST AMERICAN FUNDS MODERATE ALLOCATION
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $           10,434    $            5,453    $            2,501
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................               10,434                 5,453                 2,501
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                5,798                 1,467                    --
      Realized gains (losses) on sale of investments........                5,301                 1,917                   646
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................               11,099                 3,384                   646
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....               29,635               (7,233)                16,902
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................               40,734               (3,849)                17,548
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $           51,168    $            1,604    $           20,049
                                                               ==================    ==================    ==================


                                                                      MIST           MIST BLACKROCK
                                                                   AQR GLOBAL        GLOBAL TACTICAL
                                                                  RISK BALANCED        STRATEGIES
                                                               INVESTMENT DIVISION INVESTMENT DIVISION
                                                               ------------------- -------------------
                                                                    2012 (f)            2012 (f)
                                                               ------------------- -------------------
INVESTMENT INCOME:
      Dividends.............................................   $               --  $               --
                                                               ------------------- -------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                  --
                                                               ------------------- -------------------
          Net investment income (loss)......................                   --                  --
                                                               ------------------- -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                  --
      Realized gains (losses) on sale of investments........                 (28)                  51
                                                               ------------------- -------------------
          Net realized gains (losses).......................                 (28)                  51
                                                               ------------------- -------------------
      Change in unrealized gains (losses) on investments....                  375                 878
                                                               ------------------- -------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................                  347                 929
                                                               ------------------- -------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $              347  $              929
                                                               =================== ===================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                  MIST BLACKROCK LARGE CAP CORE
                                                                                       INVESTMENT DIVISION
                                                                 ----------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 -------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................   $         3,715,688    $        3,462,386    $         3,848,840
                                                                 -------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................             1,609,817             1,619,434              1,530,546
                                                                 -------------------    ------------------    -------------------
          Net investment income (loss)........................             2,105,871             1,842,952              2,318,294
                                                                 -------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                    --                    --                     --
      Realized gains (losses) on sale of investments..........           (3,353,915)           (4,542,808)            (7,248,214)
                                                                 -------------------    ------------------    -------------------
          Net realized gains (losses).........................           (3,353,915)           (4,542,808)            (7,248,214)
                                                                 -------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......            38,395,441             3,050,880             38,497,976
                                                                 -------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................            35,041,526           (1,491,928)             31,249,762
                                                                 -------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $        37,147,397    $          351,024    $        33,568,056
                                                                 ===================    ==================    ===================


                                                                                 MIST CLARION GLOBAL REAL ESTATE
                                                                                       INVESTMENT DIVISION
                                                                 ----------------------------------------------------------------
                                                                        2012                   2011                   2010
                                                                 -------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................   $           496,469    $          847,944    $         1,558,222
                                                                 -------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................                26,819                25,697                 24,584
                                                                 -------------------    ------------------    -------------------
          Net investment income (loss)........................               469,650               822,247              1,533,638
                                                                 -------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                    --                    --                     --
      Realized gains (losses) on sale of investments..........             (282,095)             (421,589)              (571,095)
                                                                 -------------------    ------------------    -------------------
          Net realized gains (losses).........................             (282,095)             (421,589)              (571,095)
                                                                 -------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......             4,988,577           (1,500,208)              1,969,823
                                                                 -------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................             4,706,482           (1,921,797)              1,398,728
                                                                 -------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $         5,176,132    $      (1,099,550)    $         2,932,366
                                                                 ===================    ==================    ===================


                                                                                   MIST DREMAN SMALL CAP VALUE
                                                                                       INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $              358    $               472    $              172
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................                   --                     --                    --
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................                  358                    472                   172
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........                3,130                  1,124                   403
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................                3,130                  1,124                   403
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......                1,696                (4,058)                 3,392
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................                4,826                (2,934)                 3,795
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $            5,184    $           (2,462)    $            3,967
                                                                 ==================    ===================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010





                                                                                    MIST HARRIS OAKMARK INTERNATIONAL
                                                                                           INVESTMENT DIVISION
                                                                          -------------------------------------------------------
                                                                                2012               2011                2010
                                                                          ----------------   ----------------    ----------------
INVESTMENT INCOME:
      Dividends........................................................   $        542,318   $          8,423    $        576,287
                                                                          ----------------   ----------------    ----------------
EXPENSES:
      Mortality and expense risk charges...............................             44,596             46,783              44,461
                                                                          ----------------   ----------------    ----------------
          Net investment income (loss).................................            497,722           (38,360)             531,826
                                                                          ----------------   ----------------    ----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions......................................                 --                 --                  --
      Realized gains (losses) on sale of investments...................          (140,345)          (114,036)           (312,283)
                                                                          ----------------   ----------------    ----------------
          Net realized gains (losses)..................................          (140,345)          (114,036)           (312,283)
                                                                          ----------------   ----------------    ----------------
      Change in unrealized gains (losses) on investments...............          7,474,599        (4,256,535)           4,235,035
                                                                          ----------------   ----------------    ----------------
      Net realized and changes in unrealized gains (losses)
        on investments.................................................          7,334,254        (4,370,571)           3,922,752
                                                                          ----------------   ----------------    ----------------
      Net increase (decrease) in net assets resulting
        from operations................................................   $      7,831,976   $    (4,408,931)    $      4,454,578
                                                                          ================   ================    ================


                                                                             MIST INVESCO
                                                                             BALANCED-RISK
                                                                              ALLOCATION
                                                                          INVESTMENT DIVISION
                                                                          -------------------
                                                                               2012 (f)
                                                                          -------------------
INVESTMENT INCOME:
      Dividends........................................................    $             23
                                                                          -------------------
EXPENSES:
      Mortality and expense risk charges...............................                  --
                                                                          -------------------
          Net investment income (loss).................................                  23
                                                                          -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions......................................                  83
      Realized gains (losses) on sale of investments...................                  --
                                                                          -------------------
          Net realized gains (losses)..................................                  83
                                                                          -------------------
      Change in unrealized gains (losses) on investments...............                 (2)
                                                                          -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.................................................                  81
                                                                          -------------------
      Net increase (decrease) in net assets resulting
        from operations................................................    $            104
                                                                          ===================




                                                                                      MIST INVESCO SMALL CAP GROWTH
                                                                                           INVESTMENT DIVISION
                                                                          -------------------------------------------------------
                                                                                2012               2011                2010
                                                                          ----------------   ----------------    ----------------
INVESTMENT INCOME:
      Dividends........................................................   $             --   $             --
                                                                          ----------------   ----------------    ----------------
EXPENSES:
      Mortality and expense risk charges...............................              5,823              5,378               4,411
                                                                          ----------------   ----------------    ----------------
          Net investment income (loss).................................            (5,823)            (5,378)             (4,411)
                                                                          ----------------   ----------------    ----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions......................................            273,441                 --                  --
      Realized gains (losses) on sale of investments...................            154,730            169,309            (15,371)
                                                                          ----------------   ----------------    ----------------
          Net realized gains (losses)..................................            428,171            169,309            (15,371)
                                                                          ----------------   ----------------    ----------------
      Change in unrealized gains (losses) on investments...............            331,488          (192,641)             887,599
                                                                          ----------------   ----------------    ----------------
      Net realized and changes in unrealized gains (losses)
        on investments.................................................            759,659           (23,332)             872,228
                                                                          ----------------   ----------------    ----------------
      Net increase (decrease) in net assets resulting
        from operations................................................   $        753,836   $       (28,710)    $        867,817
                                                                          ================   ================    ================




                                                                                            MIST JANUS FORTY
                                                                                           INVESTMENT DIVISION
                                                                          -------------------------------------------------------
                                                                                2012               2011                2010
                                                                          ----------------   ----------------    ----------------
INVESTMENT INCOME:
      Dividends........................................................   $         62,437   $        249,768    $        219,796
                                                                          ----------------   ----------------    ----------------
EXPENSES:
      Mortality and expense risk charges...............................             18,962             18,401              17,488
                                                                          ----------------   ----------------    ----------------
          Net investment income (loss).................................             43,475            231,367             202,308
                                                                          ----------------   ----------------    ----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions......................................                 --                 --                  --
      Realized gains (losses) on sale of investments...................            176,627              2,199            (41,591)
                                                                          ----------------   ----------------    ----------------
          Net realized gains (losses)..................................            176,627              2,199            (41,591)
                                                                          ----------------   ----------------    ----------------
      Change in unrealized gains (losses) on investments...............          2,618,525        (1,278,619)           1,120,682
                                                                          ----------------   ----------------    ----------------
      Net realized and changes in unrealized gains (losses)
        on investments.................................................          2,795,152        (1,276,420)           1,079,091
                                                                          ----------------   ----------------    ----------------
      Net increase (decrease) in net assets resulting
        from operations................................................   $      2,838,627   $    (1,045,053)    $      1,281,399
                                                                          ================   ================    ================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                              MIST JPMORGAN
                                              GLOBAL ACTIVE
                                               ALLOCATION                MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
                                           INVESTMENT DIVISION                        INVESTMENT DIVISION
                                           -------------------   ---------------------------------------------------------------
                                                2012 (f)                2012                  2011                  2010
                                           -------------------   ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..........................  $                68   $           28,628    $            8,681    $             4,315
                                           -------------------   ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.                   --                8,213                 6,297                  3,923
                                           -------------------   ------------------    ------------------    -------------------
          Net investment income (loss)...                   68               20,415                 2,384                    392
                                           -------------------   ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions........                  117                   --                    --                     --
      Realized gains (losses) on sale of
        investments......................                 (10)              171,678                93,448               (57,251)
                                           -------------------   ------------------    ------------------    -------------------
          Net realized gains (losses)....                  107              171,678                93,448               (57,251)
                                           -------------------   ------------------    ------------------    -------------------
      Change in unrealized gains (losses)
        on investments...................                  152            2,107,124             (217,464)              1,583,027
                                           -------------------   ------------------    ------------------    -------------------
      Net realized and changes in
        unrealized gains (losses) on
        investments......................                  259            2,278,802             (124,016)              1,525,776
                                           -------------------   ------------------    ------------------    -------------------
      Net increase (decrease) in net
        assets resulting from operations.  $               327   $        2,299,217    $        (121,632)    $         1,526,168
                                           ===================   ==================    ==================    ===================




                                                           MIST LORD ABBETT BOND DEBENTURE
                                                                 INVESTMENT DIVISION
                                           ---------------------------------------------------------------
                                                  2012                   2011                  2010
                                           -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..........................  $         1,984,542    $        1,568,618    $        1,718,530
                                           -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.               61,482                59,503                58,096
                                           -------------------    ------------------    ------------------
          Net investment income (loss)...            1,923,060             1,509,115             1,660,434
                                           -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions........                   --                    --                    --
      Realized gains (losses) on sale of
        investments......................              218,347               583,376               240,525
                                           -------------------    ------------------    ------------------
          Net realized gains (losses)....              218,347               583,376               240,525
                                           -------------------    ------------------    ------------------
      Change in unrealized gains (losses)
        on investments...................            1,167,280             (863,576)             1,315,427
                                           -------------------    ------------------    ------------------
      Net realized and changes in
        unrealized gains (losses) on
        investments......................            1,385,627             (280,200)             1,555,952
                                           -------------------    ------------------    ------------------
      Net increase (decrease) in net
        assets resulting from operations.  $         3,308,687    $        1,228,915    $        3,216,386
                                           ===================    ==================    ==================




                                                           MIST LORD ABBETT MID CAP VALUE
                                                                 INVESTMENT DIVISION
                                           ---------------------------------------------------------------
                                                   2012                  2011                  2010
                                           -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..........................  $               457    $              603    $              568
                                           -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.               49,296                    --                    --
                                           -------------------    ------------------    ------------------
          Net investment income (loss)...             (48,839)                   603                   568
                                           -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions........                   --                    --                    --
      Realized gains (losses) on sale of
        investments......................             (82,924)                   818                 3,236
                                           -------------------    ------------------    ------------------
          Net realized gains (losses)....             (82,924)                   818                 3,236
                                           -------------------    ------------------    ------------------
      Change in unrealized gains (losses)
        on investments...................            2,481,449               (5,510)                19,769
                                           -------------------    ------------------    ------------------
      Net realized and changes in
        unrealized gains (losses) on
        investments......................            2,398,525               (4,692)                23,005
                                           -------------------    ------------------    ------------------
      Net increase (decrease) in net
        assets resulting from operations.  $         2,349,686    $          (4,089)    $           23,573
                                           ===================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                   MIST MET/FRANKLIN INCOME
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            13,809    $            8,323    $            3,216
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                    --                    --
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................                13,809                 8,323                 3,216
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                 5,724                 5,005                   433
      Realized gains (losses) on sale of investments.........                   414                   700                   390
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................                 6,138                 5,705                   823
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....                16,385               (8,507)                10,272
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                22,523               (2,802)                11,095
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $            36,332    $            5,521    $           14,311
                                                                ===================    ==================    ==================


                                                                               MIST MET/FRANKLIN MUTUAL SHARES
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................   $              766    $            1,982    $                --
                                                                ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                     --
                                                                ------------------    ------------------    -------------------
          Net investment income (loss).......................                  766                 1,982                     --
                                                                ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               16,722                 3,716                    577
      Realized gains (losses) on sale of investments.........                (414)                   386                    106
                                                                ------------------    ------------------    -------------------
          Net realized gains (losses)........................               16,308                 4,102                    683
                                                                ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.....              (3,910)               (6,478)                  4,077
                                                                ------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               12,398               (2,376)                  4,760
                                                                ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           13,164    $            (394)    $             4,760
                                                                ==================    ==================    ===================


                                                                        MIST MET/FRANKLIN TEMPLETON FOUNDING STRATEGY
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $           12,419    $            5,031    $               --
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                    --
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................               12,419                 5,031                    --
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                4,799                   255                     1
      Realized gains (losses) on sale of investments.........                3,522                 2,035                 1,545
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................                8,321                 2,290                 1,546
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....               24,847              (10,599)                23,230
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               33,168               (8,309)                24,776
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           45,587    $          (3,278)    $           24,776
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010




                                                                                      MIST MET/TEMPLETON GROWTH
                                                                                         INVESTMENT DIVISION
                                                                  -----------------------------------------------------------------
                                                                          2012                   2011                   2010
                                                                  -------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends................................................   $               964    $               792    $               305
                                                                  -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.......................                    --                     --                     --
                                                                  -------------------    -------------------    -------------------
          Net investment income (loss).........................                   964                    792                    305
                                                                  -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                 1,985                     --                     --
      Realized gains (losses) on sale of investments...........                 1,619                    371                    125
                                                                  -------------------    -------------------    -------------------
          Net realized gains (losses)..........................                 3,604                    371                    125
                                                                  -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments.......                 8,197                (5,463)                  3,904
                                                                  -------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................                11,801                (5,092)                  4,029
                                                                  -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $            12,765    $           (4,300)    $             4,334
                                                                  ===================    ===================    ===================


                                                                  MIST MET/TEMPLETON
                                                                  INTERNATIONAL BOND        MIST METLIFE AGGRESSIVE STRATEGY
                                                                  INVESTMENT DIVISION              INVESTMENT DIVISION
                                                                  -------------------   ------------------------------------------
                                                                       2012 (f)                2012                 2011 (d)
                                                                  -------------------   -------------------    -------------------
INVESTMENT INCOME:
      Dividends................................................   $                --   $           118,210    $                --
                                                                  -------------------   -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.......................                    --                12,011                  8,047
                                                                  -------------------   -------------------    -------------------
          Net investment income (loss).........................                    --               106,199                (8,047)
                                                                  -------------------   -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                    --                    --                     --
      Realized gains (losses) on sale of investments...........                    21              (55,023)              (117,896)
                                                                  -------------------   -------------------    -------------------
          Net realized gains (losses)..........................                    21              (55,023)              (117,896)
                                                                  -------------------   -------------------    -------------------
      Change in unrealized gains (losses) on investments.......                    47             2,084,613            (1,834,063)
                                                                  -------------------   -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................                    68             2,029,590            (1,951,959)
                                                                  -------------------   -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $                68   $         2,135,789    $       (1,960,006)
                                                                  ===================   ===================    ===================


                                                                     MIST METLIFE
                                                                     BALANCED PLUS          MIST MFS EMERGING MARKETS EQUITY
                                                                  INVESTMENT DIVISION              INVESTMENT DIVISION
                                                                  -------------------   ------------------------------------------
                                                                       2012 (f)                2012                 2011 (d)
                                                                  -------------------   -------------------    -------------------
INVESTMENT INCOME:
      Dividends................................................   $                --   $             1,167    $                --
                                                                  -------------------   -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.......................                    --                    --                     --
                                                                  -------------------   -------------------    -------------------
          Net investment income (loss).........................                    --                 1,167                     --
                                                                  -------------------   -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..............................                    --                    --                     --
      Realized gains (losses) on sale of investments...........                   119               (1,470)                   (70)
                                                                  -------------------   -------------------    -------------------
          Net realized gains (losses)..........................                   119               (1,470)                   (70)
                                                                  -------------------   -------------------    -------------------
      Change in unrealized gains (losses) on investments.......                 1,691                 9,361                (3,209)
                                                                  -------------------   -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.........................................                 1,810                 7,891                (3,279)
                                                                  -------------------   -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations........................................   $             1,810   $             9,058    $           (3,279)
                                                                  ===================   ===================    ===================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                MIST MFS RESEARCH INTERNATIONAL
                                                                                      INVESTMENT DIVISION
                                                                ----------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................  $           282,245    $          285,362    $           240,942
                                                                -------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................               16,065                17,373                 18,326
                                                                -------------------    ------------------    -------------------
          Net investment income (loss)........................              266,180               267,989                222,616
                                                                -------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --                    --                     --
      Realized gains (losses) on sale of investments..........            (345,224)             (233,782)              (545,005)
                                                                -------------------    ------------------    -------------------
          Net realized gains (losses).........................            (345,224)             (233,782)              (545,005)
                                                                -------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......            2,185,121           (1,480,693)              1,743,808
                                                                -------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................            1,839,897           (1,714,475)              1,198,803
                                                                -------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................  $         2,106,077    $      (1,446,486)    $         1,421,419
                                                                ===================    ==================    ===================


                                                                                       MIST MLA MID CAP
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                -------------------   -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................  $            33,412   $            51,406    $           51,856
                                                                -------------------   -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................                7,238                 7,973                 7,607
                                                                -------------------   -------------------    ------------------
          Net investment income (loss)........................               26,174                43,433                44,249
                                                                -------------------   -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --                    --                    --
      Realized gains (losses) on sale of investments..........             (28,631)              (15,584)              (93,933)
                                                                -------------------   -------------------    ------------------
          Net realized gains (losses).........................             (28,631)              (15,584)              (93,933)
                                                                -------------------   -------------------    ------------------
      Change in unrealized gains (losses) on investments......              296,637             (320,660)             1,108,654
                                                                -------------------   -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................              268,006             (336,244)             1,014,721
                                                                -------------------   -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................  $           294,180   $         (292,811)    $        1,058,970
                                                                ===================   ===================    ==================


                                                                              MIST MORGAN STANLEY MID CAP GROWTH
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                -------------------   -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................  $                --   $         1,490,199    $               28
                                                                -------------------   -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................              579,825               623,473               375,105
                                                                -------------------   -------------------    ------------------
          Net investment income (loss)........................            (579,825)               866,726             (375,077)
                                                                -------------------   -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --             5,251,936                    --
      Realized gains (losses) on sale of investments..........            1,677,793             2,604,216               336,382
                                                                -------------------   -------------------    ------------------
          Net realized gains (losses).........................            1,677,793             7,856,152               336,382
                                                                -------------------   -------------------    ------------------
      Change in unrealized gains (losses) on investments......           15,368,250          (21,552,444)            31,775,159
                                                                -------------------   -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................           17,046,043          (13,696,292)            32,111,541
                                                                -------------------   -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................  $        16,466,218   $      (12,829,566)    $       31,736,464
                                                                ===================   ===================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                              MIST PIMCO INFLATION PROTECTED BOND
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $           395,503    $          165,169    $          210,729
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                26,003                18,173                15,399
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................               369,500               146,996               195,330
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               725,803               424,271               220,376
      Realized gains (losses) on sale of investments.........                75,075               100,776                60,903
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................               800,878               525,047               281,279
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....             (101,684)               331,187               130,473
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               699,194               856,234               411,752
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $         1,068,694    $        1,003,230    $          607,082
                                                                ===================    ==================    ==================


                                                                                   MIST PIMCO TOTAL RETURN
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................   $        1,636,863    $        1,344,247    $         1,634,551
                                                                ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................               66,690                62,517                 59,740
                                                                ------------------    ------------------    -------------------
          Net investment income (loss).......................            1,570,173             1,281,730              1,574,811
                                                                ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --             1,446,133                236,060
      Realized gains (losses) on sale of investments.........              347,234               187,988                238,435
                                                                ------------------    ------------------    -------------------
          Net realized gains (losses)........................              347,234             1,634,121                474,495
                                                                ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.....            2,519,869           (1,410,547)              1,426,113
                                                                ------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            2,867,103               223,574              1,900,608
                                                                ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        4,437,276    $        1,505,304    $         3,475,419
                                                                ==================    ==================    ===================


                                                                                      MIST PIONEER FUND
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            2,902    $            2,289    $            1,987
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                    --
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................                2,902                 2,289                 1,987
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........                1,266                21,102                 6,067
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................                1,266                21,102                 6,067
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....               14,560              (30,602)                25,716
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               15,826               (9,500)                31,783
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           18,728    $          (7,211)    $           33,770
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010




                                                                                         MIST RCM TECHNOLOGY
                                                                                         INVESTMENT DIVISION
                                                                        -----------------------------------------------------
                                                                              2012               2011              2010
                                                                        ----------------   ---------------   ----------------
INVESTMENT INCOME:
      Dividends......................................................   $             --   $            --
                                                                        ----------------   ---------------   ----------------
EXPENSES:
      Mortality and expense risk charges.............................             19,709            21,877             19,473
                                                                        ----------------   ---------------   ----------------
          Net investment income (loss)...............................           (19,709)          (21,877)           (19,473)
                                                                        ----------------   ---------------   ----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions....................................          1,637,998                --                 --
      Realized gains (losses) on sale of investments.................            179,920           512,571           (54,192)
                                                                        ----------------   ---------------   ----------------
          Net realized gains (losses)................................          1,817,918           512,571           (54,192)
                                                                        ----------------   ---------------   ----------------
      Change in unrealized gains (losses) on investments.............          (166,446)       (1,944,446)          3,551,862
                                                                        ----------------   ---------------   ----------------
      Net realized and changes in unrealized gains (losses)
        on investments...............................................          1,651,472       (1,431,875)          3,497,670
                                                                        ----------------   ---------------   ----------------
      Net increase (decrease) in net assets resulting
        from operations..............................................   $      1,631,763   $   (1,453,752)   $      3,478,197
                                                                        ================   ===============   ================


                                                                          MIST SCHRODERS
                                                                        GLOBAL MULTI-ASSET
                                                                        INVESTMENT DIVISION
                                                                        -------------------
                                                                             2012 (f)
                                                                        -------------------
INVESTMENT INCOME:
      Dividends......................................................    $             42
                                                                        -------------------
EXPENSES:
      Mortality and expense risk charges.............................                  --
                                                                        -------------------
          Net investment income (loss)...............................                  42
                                                                        -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions....................................                  94
      Realized gains (losses) on sale of investments.................                   9
                                                                        -------------------
          Net realized gains (losses)................................                 103
                                                                        -------------------
      Change in unrealized gains (losses) on investments.............                (23)
                                                                        -------------------
      Net realized and changes in unrealized gains (losses)
        on investments...............................................                  80
                                                                        -------------------
      Net increase (decrease) in net assets resulting
        from operations..............................................    $            122
                                                                        ===================



                                                                                  MIST SSGA GROWTH AND INCOME ETF
                                                                                        INVESTMENT DIVISION
                                                                        -----------------------------------------------------
                                                                              2012              2011               2010
                                                                        ----------------   ---------------    ---------------
INVESTMENT INCOME:
      Dividends......................................................   $        133,958   $        74,234    $        35,130
                                                                        ----------------   ---------------    ---------------
EXPENSES:
      Mortality and expense risk charges.............................              7,748             6,908              4,952
                                                                        ----------------   ---------------    ---------------
          Net investment income (loss)...............................            126,210            67,326             30,178
                                                                        ----------------   ---------------    ---------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions....................................            114,627            74,142                115
      Realized gains (losses) on sale of investments.................             53,987            49,491             16,043
                                                                        ----------------   ---------------    ---------------
          Net realized gains (losses)................................            168,614           123,633             16,158
                                                                        ----------------   ---------------    ---------------
      Change in unrealized gains (losses) on investments.............            365,606         (151,325)            322,318
                                                                        ----------------   ---------------    ---------------
      Net realized and changes in unrealized gains (losses)
        on investments...............................................            534,220          (27,692)            338,476
                                                                        ----------------   ---------------    ---------------
      Net increase (decrease) in net assets resulting
        from operations..............................................   $        660,430   $        39,634    $       368,654
                                                                        ================   ===============    ===============



                                                                                        MIST SSGA GROWTH ETF
                                                                                         INVESTMENT DIVISION
                                                                        ------------------------------------------------------
                                                                              2012               2011               2010
                                                                        ----------------   ----------------   ----------------
INVESTMENT INCOME:
      Dividends......................................................   $         80,502   $         57,479   $         34,185
                                                                        ----------------   ----------------   ----------------
EXPENSES:
      Mortality and expense risk charges.............................              5,984              5,126              4,127
                                                                        ----------------   ----------------   ----------------
          Net investment income (loss)...............................             74,518             52,353             30,058
                                                                        ----------------   ----------------   ----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions....................................            134,987                 --                 --
      Realized gains (losses) on sale of investments.................             42,712             63,035             12,378
                                                                        ----------------   ----------------   ----------------
          Net realized gains (losses)................................            177,699             63,035             12,378
                                                                        ----------------   ----------------   ----------------
      Change in unrealized gains (losses) on investments.............            279,360          (183,850)            271,601
                                                                        ----------------   ----------------   ----------------
      Net realized and changes in unrealized gains (losses)
        on investments...............................................            457,059          (120,815)            283,979
                                                                        ----------------   ----------------   ----------------
      Net increase (decrease) in net assets resulting
        from operations..............................................   $        531,577   $       (68,462)   $        314,037
                                                                        ================   ================   ================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                            MIST T. ROWE PRICE LARGE CAP VALUE
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $           19,582    $            9,481    $           65,246
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................               19,582                 9,481                65,246
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --                    --
      Realized gains (losses) on sale of investments........              (1,403)             (435,260)              (79,021)
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................              (1,403)             (435,260)              (79,021)
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....              181,043               577,510               921,874
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................              179,640               142,250               842,853
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $          199,222    $          151,731    $          908,099
                                                               ==================    ==================    ==================


                                                                             MIST T. ROWE PRICE MID CAP GROWTH
                                                                                    INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                     2012                   2011                 2010
                                                               ------------------   -------------------   ------------------
INVESTMENT INCOME:
      Dividends.............................................   $               --   $                --
                                                               ------------------   -------------------   ------------------
EXPENSES:
      Mortality and expense risk charges....................               29,751                30,563               25,378
                                                               ------------------   -------------------   ------------------
          Net investment income (loss)......................             (29,751)              (30,563)             (25,378)
                                                               ------------------   -------------------   ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................            2,679,802               560,152                   --
      Realized gains (losses) on sale of investments........             (50,793)               312,619              131,367
                                                               ------------------   -------------------   ------------------
          Net realized gains (losses).......................            2,629,009               872,771              131,367
                                                               ------------------   -------------------   ------------------
      Change in unrealized gains (losses) on investments....              206,878           (1,837,318)            4,580,355
                                                               ------------------   -------------------   ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................            2,835,887             (964,547)            4,711,722
                                                               ------------------   -------------------   ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $        2,806,136   $         (995,110)   $        4,686,344
                                                               ==================   ===================   ==================


                                                                             MIST THIRD AVENUE SMALL CAP VALUE
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $               --    $            9,414    $           12,822
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................                   --                 9,414                12,822
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --                    --
      Realized gains (losses) on sale of investments........               12,071                86,881                42,370
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................               12,071                86,881                42,370
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....              129,525             (240,493)               198,929
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................              141,596             (153,612)               241,299
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $          141,596    $        (144,198)    $          254,121
                                                               ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                            MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                                                                      INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $          525,164    $           753,948    $          672,423
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................              183,754                207,499               217,625
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................              341,410                546,449               454,798
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........          (1,190,404)              (808,593)           (1,030,425)
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................          (1,190,404)              (808,593)           (1,030,425)
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......            7,502,480            (8,900,342)             3,370,719
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................            6,312,076            (9,708,935)             2,340,294
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $        6,653,486    $       (9,162,486)    $        2,795,092
                                                                 ==================    ===================    ==================


                                                                           MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                                                                      INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................   $        4,275,027    $        3,919,750    $         4,039,520
                                                                 ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................               43,939                43,935                 44,066
                                                                 ------------------    ------------------    -------------------
          Net investment income (loss)........................            4,231,088             3,875,815              3,995,454
                                                                 ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --                    --                     --
      Realized gains (losses) on sale of investments..........              604,720               843,640                613,564
                                                                 ------------------    ------------------    -------------------
          Net realized gains (losses).........................              604,720               843,640                613,564
                                                                 ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......            (447,969)             3,276,276              1,607,603
                                                                 ------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................              156,751             4,119,916              2,221,167
                                                                 ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $        4,387,839    $        7,995,731    $         6,216,621
                                                                 ==================    ==================    ===================


                                                                                MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                      INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $               --    $           597,164    $          125,813
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................            1,258,555              1,298,633             1,237,626
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................          (1,258,555)              (701,469)           (1,111,813)
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........            2,892,428              2,544,325               451,106
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................            2,892,428              2,544,325               451,106
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......           17,096,166            (8,863,059)            26,312,677
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................           19,988,594            (6,318,734)            26,763,783
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $       18,730,039    $       (7,020,203)    $       25,651,970
                                                                 ==================    ===================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                  MSF BLACKROCK BOND INCOME
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $        2,288,505    $        3,304,583    $        3,345,493
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................              317,038               318,184               328,215
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................            1,971,467             2,986,399             3,017,278
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................              551,492                    --                    --
      Realized gains (losses) on sale of investments.........              354,078               132,024                24,746
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................              905,570               132,024                24,746
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            2,995,775             1,930,533             3,372,816
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            3,901,345             2,062,557             3,397,562
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        5,872,812    $        5,048,956    $        6,414,840
                                                                ==================    ==================    ==================


                                                                                  MSF BLACKROCK DIVERSIFIED
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $        6,071,412    $        6,407,012    $        4,856,230
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................            1,471,028             1,472,691             1,451,372
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................            4,600,384             4,934,321             3,404,858
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........            1,094,116             (191,522)           (1,951,136)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................            1,094,116             (191,522)           (1,951,136)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....           23,691,349             3,658,514            20,635,275
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................           24,785,465             3,466,992            18,684,139
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $       29,385,849    $        8,401,313    $       22,088,997
                                                                ==================    ==================    ==================


                                                                                MSF BLACKROCK LARGE CAP VALUE
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $          229,106    $          149,056    $          122,314
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               19,727                19,323                18,112
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................              209,379               129,733               104,202
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................            2,231,565                    --                    --
      Realized gains (losses) on sale of investments.........            (224,253)              (80,782)             (263,466)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................            2,007,312              (80,782)             (263,466)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....            (358,711)               254,349             1,265,453
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            1,648,601               173,567             1,001,987
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        1,857,980    $          303,300    $        1,106,189
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                              MSF BLACKROCK LEGACY LARGE CAP GROWTH
                                                                                       INVESTMENT DIVISION
                                                                 ----------------------------------------------------------------
                                                                         2012                  2011                   2010
                                                                 -------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $            41,947    $            14,560    $           14,175
                                                                 -------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................                 8,390                  7,908                 7,064
                                                                 -------------------    -------------------    ------------------
          Net investment income (loss)........................                33,557                  6,652                 7,111
                                                                 -------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                    --                     --                    --
      Realized gains (losses) on sale of investments..........               261,278                137,813                75,641
                                                                 -------------------    -------------------    ------------------
          Net realized gains (losses).........................               261,278                137,813                75,641
                                                                 -------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......             1,344,869              (879,158)             1,107,022
                                                                 -------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................             1,606,147              (741,345)             1,182,663
                                                                 -------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $         1,639,704    $         (734,693)    $        1,189,774
                                                                 ===================    ===================    ==================


                                                                                   MSF BLACKROCK MONEY MARKET
                                                                                       INVESTMENT DIVISION
                                                                 ----------------------------------------------------------------
                                                                        2012                   2011                   2010
                                                                 -------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................   $                --    $               --    $             3,600
                                                                 -------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................                48,731                47,046                 54,598
                                                                 -------------------    ------------------    -------------------
          Net investment income (loss)........................              (48,731)              (47,046)               (50,998)
                                                                 -------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                    --                    --                     --
      Realized gains (losses) on sale of investments..........                    --                    --                     --
                                                                 -------------------    ------------------    -------------------
          Net realized gains (losses).........................                    --                    --                     --
                                                                 -------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......                    --                    --                     --
                                                                 -------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................                    --                    --                     --
                                                                 -------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $          (48,731)    $         (47,046)    $          (50,998)
                                                                 ===================    ==================    ===================


                                                                                     MSF DAVIS VENTURE VALUE
                                                                                       INVESTMENT DIVISION
                                                                 ----------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 -------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................   $           475,355    $          648,127    $           534,093
                                                                 -------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................                49,148                53,389                 55,117
                                                                 -------------------    ------------------    -------------------
          Net investment income (loss)........................               426,207               594,738                478,976
                                                                 -------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                    --                    --                     --
      Realized gains (losses) on sale of investments..........               549,533               492,146                191,969
                                                                 -------------------    ------------------    -------------------
          Net realized gains (losses).........................               549,533               492,146                191,969
                                                                 -------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......             5,763,493           (3,392,027)              5,562,556
                                                                 -------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................             6,313,026           (2,899,881)              5,754,525
                                                                 -------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $         6,739,233    $      (2,305,143)    $         6,233,501
                                                                 ===================    ==================    ===================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                    MSF FI VALUE LEADERS
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $           78,407    $           70,725    $           90,469
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                7,422                 7,565                 7,339
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................               70,985                63,160                83,130
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........             (88,358)              (99,840)             (145,291)
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................             (88,358)              (99,840)             (145,291)
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....              950,530             (347,209)               885,079
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................              862,172             (447,049)               739,788
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $          933,157    $        (383,889)    $          822,918
                                                                ==================    ==================    ==================


                                                                                     MSF JENNISON GROWTH
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends..............................................   $           37,925    $           42,021    $            82,750
                                                                ------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges.....................                9,820                 6,458                  5,787
                                                                ------------------    ------------------    -------------------
          Net investment income (loss).......................               28,105                35,563                 76,963
                                                                ------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................            2,671,966                    --                     --
      Realized gains (losses) on sale of investments.........              139,207               251,119                 17,747
                                                                ------------------    ------------------    -------------------
          Net realized gains (losses)........................            2,811,173               251,119                 17,747
                                                                ------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments.....            (683,735)             (215,551)              1,535,759
                                                                ------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            2,127,438                35,568              1,553,506
                                                                ------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        2,155,543    $           71,131    $         1,630,469
                                                                ==================    ==================    ===================


                                                                               MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $                --    $           20,207    $           14,765
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                18,930                18,819                16,451
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................              (18,930)                 1,388               (1,686)
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               452,678                    --                    --
      Realized gains (losses) on sale of investments.........               282,308               258,722              (55,224)
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................               734,986               258,722              (55,224)
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....             1,736,369             (166,265)             4,065,140
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................             2,471,355                92,457             4,009,916
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $         2,452,425    $           93,845    $        4,008,230
                                                                ===================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                           MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    ------------------   ------------------
INVESTMENT INCOME:
     Dividends.............................................   $               --    $               --   $               --
                                                              ------------------    ------------------   ------------------
EXPENSES:
     Mortality and expense risk charges....................                7,211                 7,268                5,276
                                                              ------------------    ------------------   ------------------
          Net investment income (loss).....................              (7,211)               (7,268)              (5,276)
                                                              ------------------    ------------------   ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions...........................                   --                    --                   --
     Realized gains (losses) on sale of investments........              192,524               104,198             (47,680)
                                                              ------------------    ------------------   ------------------
          Net realized gains (losses)......................              192,524               104,198             (47,680)
                                                              ------------------    ------------------   ------------------
     Change in unrealized gains (losses) on investments....              678,535               121,090            1,843,398
                                                              ------------------    ------------------   ------------------
     Net realized and changes in unrealized gains (losses)
        on investments.....................................              871,059               225,288            1,795,718
                                                              ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
        from operations....................................   $          863,848    $          218,020   $        1,790,442
                                                              ==================    ==================   ==================


                                                                             MSF MET/ARTISAN MID CAP VALUE
                                                                                  INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                    2012                  2011                  2010
                                                              -----------------    ------------------    ------------------
INVESTMENT INCOME:
     Dividends.............................................   $         483,287    $          455,060    $          314,548
                                                              -----------------    ------------------    ------------------
EXPENSES:
     Mortality and expense risk charges....................              46,626                47,224                44,707
                                                              -----------------    ------------------    ------------------
          Net investment income (loss).....................             436,661               407,836               269,841
                                                              -----------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions...........................                  --                    --                    --
     Realized gains (losses) on sale of investments........           (286,700)             (412,007)             (887,093)
                                                              -----------------    ------------------    ------------------
          Net realized gains (losses)......................           (286,700)             (412,007)             (887,093)
                                                              -----------------    ------------------    ------------------
     Change in unrealized gains (losses) on investments....           5,263,295             3,096,938             6,661,231
                                                              -----------------    ------------------    ------------------
     Net realized and changes in unrealized gains (losses)
        on investments.....................................           4,976,595             2,684,931             5,774,138
                                                              -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
        from operations....................................   $       5,413,256    $        3,092,767    $        6,043,979
                                                              =================    ==================    ==================


                                                                           MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    ------------------    -----------------
INVESTMENT INCOME:
     Dividends.............................................   $          148,047    $           98,787    $         102,209
                                                              ------------------    ------------------    -----------------
EXPENSES:
     Mortality and expense risk charges....................                9,352                 8,004                5,151
                                                              ------------------    ------------------    -----------------
          Net investment income (loss).....................              138,695                90,783               97,058
                                                              ------------------    ------------------    -----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions...........................              114,982                    --                   --
     Realized gains (losses) on sale of investments........               59,284                77,218               46,459
                                                              ------------------    ------------------    -----------------
          Net realized gains (losses)......................              174,266                77,218               46,459
                                                              ------------------    ------------------    -----------------
     Change in unrealized gains (losses) on investments....              123,869              (37,275)              119,161
                                                              ------------------    ------------------    -----------------
     Net realized and changes in unrealized gains (losses)
        on investments.....................................              298,135                39,943              165,620
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
        from operations....................................   $          436,830    $          130,726    $         262,678
                                                              ==================    ==================    =================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                        MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                                      INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $          219,743    $           156,398    $          193,442
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................               14,684                 13,340                11,465
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................              205,059                143,058               181,977
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................               21,976                     --                    --
      Realized gains (losses) on sale of investments..........               59,559                135,436                32,319
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................               81,535                135,436                32,319
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......              541,162              (210,123)               421,073
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................              622,697               (74,687)               453,392
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $          827,756    $            68,371    $          635,369
                                                                 ==================    ===================    ==================


                                                                                MSF METLIFE MID CAP STOCK INDEX
                                                                                      INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $          662,912    $           593,088    $          562,548
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................               51,493                 51,561                46,237
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................              611,419                541,527               516,311
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................            2,787,031              2,722,599                70,909
      Realized gains (losses) on sale of investments..........              830,830                678,616               177,461
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................            3,617,861              3,401,215               248,370
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......            6,545,785            (4,954,472)            12,893,844
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................           10,163,646            (1,553,257)            13,142,214
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $       10,775,065    $       (1,011,730)    $       13,658,525
                                                                 ==================    ===================    ==================


                                                                                 MSF METLIFE MODERATE ALLOCATION
                                                                                       INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $        1,056,014    $           669,982    $          877,469
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................               72,676                 67,625                55,021
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................              983,338                602,357               822,448
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........              307,411                234,474                17,779
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................              307,411                234,474                17,779
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......            3,912,908            (1,362,402)             3,378,733
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................            4,220,319            (1,127,928)             3,396,512
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $        5,203,657    $         (525,571)    $        4,218,960
                                                                 ==================    ===================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                      MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    -----------------    ------------------
INVESTMENT INCOME:
     Dividends.............................................   $        1,528,175    $       1,073,341    $        1,283,219
                                                              ------------------    -----------------    ------------------
EXPENSES:
     Mortality and expense risk charges....................               75,645               72,954                65,961
                                                              ------------------    -----------------    ------------------
          Net investment income (loss).....................            1,452,530            1,000,387             1,217,258
                                                              ------------------    -----------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions...........................                   --                   --                    --
     Realized gains (losses) on sale of investments........              342,924              112,005             (102,509)
                                                              ------------------    -----------------    ------------------
          Net realized gains (losses)......................              342,924              112,005             (102,509)
                                                              ------------------    -----------------    ------------------
     Change in unrealized gains (losses) on investments....            8,619,633          (3,772,324)             7,116,457
                                                              ------------------    -----------------    ------------------
     Net realized and changes in unrealized gains (losses)
        on investments.....................................            8,962,557          (3,660,319)             7,013,948
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
        from operations....................................   $       10,415,087    $     (2,659,932)    $        8,231,206
                                                              ==================    =================    ==================


                                                                                MSF METLIFE STOCK INDEX
                                                                                  INVESTMENT DIVISION
                                                              ------------------------------------------------------------
                                                                    2012                  2011                  2010
                                                              -----------------    ------------------    -----------------
INVESTMENT INCOME:
     Dividends.............................................   $      12,674,264    $       11,182,368    $      10,671,016
                                                              -----------------    ------------------    -----------------
EXPENSES:
     Mortality and expense risk charges....................           1,725,734             1,662,241            2,062,810
                                                              -----------------    ------------------    -----------------
          Net investment income (loss).....................          10,948,530             9,520,127            8,608,206
                                                              -----------------    ------------------    -----------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions...........................           5,087,401             4,115,111                   --
     Realized gains (losses) on sale of investments........           3,743,076             (324,668)          (5,405,568)
                                                              -----------------    ------------------    -----------------
          Net realized gains (losses)......................           8,830,477             3,790,443          (5,405,568)
                                                              -----------------    ------------------    -----------------
     Change in unrealized gains (losses) on investments....          82,239,455           (2,093,968)           82,259,608
                                                              -----------------    ------------------    -----------------
     Net realized and changes in unrealized gains (losses)
        on investments.....................................          91,069,932             1,696,475           76,854,040
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
        from operations....................................   $     102,018,462    $       11,216,602    $      85,462,246
                                                              =================    ==================    =================


                                                                                  MSF MFS TOTAL RETURN
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    -----------------    ------------------
INVESTMENT INCOME:
     Dividends.............................................   $          220,676    $         208,852    $          217,114
                                                              ------------------    -----------------    ------------------
EXPENSES:
     Mortality and expense risk charges....................                6,627                6,289                 6,194
                                                              ------------------    -----------------    ------------------
          Net investment income (loss).....................              214,049              202,563               210,920
                                                              ------------------    -----------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions...........................                   --                   --                    --
     Realized gains (losses) on sale of investments........               32,260             (29,847)              (99,947)
                                                              ------------------    -----------------    ------------------
          Net realized gains (losses)......................               32,260             (29,847)              (99,947)
                                                              ------------------    -----------------    ------------------
     Change in unrealized gains (losses) on investments....              595,278             (11,189)               568,242
                                                              ------------------    -----------------    ------------------
     Net realized and changes in unrealized gains (losses)
        on investments.....................................              627,538             (41,036)               468,295
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
        from operations....................................   $          841,587    $         161,527    $          679,215
                                                              ==================    =================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                         MSF MFS VALUE
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $        1,079,462    $           836,589    $          713,180
                                                                ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               47,838                 46,802                46,357
                                                                ------------------    -------------------    ------------------
          Net investment income (loss).......................            1,031,624                789,787               666,823
                                                                ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................              768,644                     --                    --
      Realized gains (losses) on sale of investments.........              200,451               (44,982)             (425,864)
                                                                ------------------    -------------------    ------------------
          Net realized gains (losses)........................              969,095               (44,982)             (425,864)
                                                                ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments.....            6,505,435              (346,891)             5,358,513
                                                                ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            7,474,530              (391,873)             4,932,649
                                                                ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        8,506,154    $           397,914    $        5,599,472
                                                                ==================    ===================    ==================


                                                                                      MSF MSCI EAFE INDEX
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $         1,993,048    $        1,549,893    $        1,568,147
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                34,978                37,419                36,554
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................             1,958,070             1,512,474             1,531,593
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                    --                    --
      Realized gains (losses) on sale of investments.........              (63,228)               137,025             (236,046)
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................              (63,228)               137,025             (236,046)
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....             9,143,347           (9,604,700)             3,674,685
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................             9,080,119           (9,467,675)             3,438,639
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        11,038,189    $      (7,955,201)    $        4,970,232
                                                                ===================    ==================    ==================


                                                                                MSF NEUBERGER BERMAN GENESIS
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $          297,555    $           596,562    $          353,007
                                                                ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................               75,540                 76,321                68,779
                                                                ------------------    -------------------    ------------------
          Net investment income (loss).......................              222,015                520,241               284,228
                                                                ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                     --                    --
      Realized gains (losses) on sale of investments.........            (730,868)              (976,828)           (2,085,738)
                                                                ------------------    -------------------    ------------------
          Net realized gains (losses)........................            (730,868)              (976,828)           (2,085,738)
                                                                ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments.....            8,168,095              4,961,322            15,927,942
                                                                ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................            7,437,227              3,984,494            13,842,204
                                                                ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $        7,659,242    $         4,504,735    $       14,126,432
                                                                ==================    ===================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                  MSF OPPENHEIMER GLOBAL EQUITY
                                                                                       INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $          648,196    $           845,569    $          612,821
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................              117,470                126,057               123,628
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................              530,726                719,512               489,193
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........              700,180                892,248               362,727
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................              700,180                892,248               362,727
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......            6,406,670            (5,213,727)             5,192,068
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................            7,106,850            (4,321,479)             5,554,795
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $        7,637,576    $       (3,601,967)    $        6,043,988
                                                                 ==================    ===================    ==================


                                                                                     MSF RUSSELL 2000 INDEX
                                                                                       INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $          623,816    $           561,526    $          547,888
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................               39,701                 40,338                37,116
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................              584,115                521,188               510,772
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                   --                     --                    --
      Realized gains (losses) on sale of investments..........              721,576                734,988              (66,857)
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................              721,576                734,988              (66,857)
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......            6,793,518            (3,300,203)            11,828,973
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................            7,515,094            (2,565,215)            11,762,116
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $        8,099,209    $       (2,044,027)    $       12,272,888
                                                                 ==================    ===================    ==================


                                                                               MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                       INVESTMENT DIVISION
                                                                 ----------------------------------------------------------------
                                                                        2012                   2011                  2010
                                                                 -------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................   $            58,548    $           38,643    $           113,187
                                                                 -------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................                23,330                20,886                 18,842
                                                                 -------------------    ------------------    -------------------
          Net investment income (loss)........................                35,218                17,757                 94,345
                                                                 -------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                    --                    --                     --
      Realized gains (losses) on sale of investments..........               996,117               908,859                253,453
                                                                 -------------------    ------------------    -------------------
          Net realized gains (losses).........................               996,117               908,859                253,453
                                                                 -------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......             6,924,755           (1,383,140)              6,370,252
                                                                 -------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................             7,920,872             (474,281)              6,623,705
                                                                 -------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $         7,956,090    $        (456,524)    $         6,718,050
                                                                 ===================    ==================    ===================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                              MSF T. ROWE PRICE SMALL CAP GROWTH
                                                                                      INVESTMENT DIVISION
                                                                 ---------------------------------------------------------------
                                                                        2012                  2011                   2010
                                                                 ------------------    -------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $               --    $                --    $               --
                                                                 ------------------    -------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................              304,065                301,663               258,469
                                                                 ------------------    -------------------    ------------------
          Net investment income (loss)........................            (304,065)              (301,663)             (258,469)
                                                                 ------------------    -------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................            9,066,425                     --                    --
      Realized gains (losses) on sale of investments..........            2,397,895              2,332,511               562,971
                                                                 ------------------    -------------------    ------------------
          Net realized gains (losses).........................           11,464,320              2,332,511               562,971
                                                                 ------------------    -------------------    ------------------
      Change in unrealized gains (losses) on investments......            2,263,900              (846,789)            22,601,563
                                                                 ------------------    -------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................           13,728,220              1,485,722            23,164,534
                                                                 ------------------    -------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $       13,424,155    $         1,184,059    $       22,906,065
                                                                 ==================    ===================    ==================


                                                                  MSF VAN ECK GLOBAL NATURAL RESOURCES
                                                                           INVESTMENT DIVISION
                                                                 ----------------------------------------
                                                                        2012                2011 (d)
                                                                 ------------------    ------------------
INVESTMENT INCOME:
      Dividends...............................................   $               --    $               --
                                                                 ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges......................                   --                    --
                                                                 ------------------    ------------------
          Net investment income (loss)........................                   --                    --
                                                                 ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                2,613                    --
      Realized gains (losses) on sale of investments..........                (729)                  (45)
                                                                 ------------------    ------------------
          Net realized gains (losses).........................                1,884                  (45)
                                                                 ------------------    ------------------
      Change in unrealized gains (losses) on investments......              (2,269)               (2,198)
                                                                 ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................                (385)               (2,243)
                                                                 ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $            (385)    $          (2,243)
                                                                 ==================    ==================


                                                                    MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                       INVESTMENT DIVISION
                                                                 ----------------------------------------------------------------
                                                                         2012                  2011                  2010
                                                                 -------------------    ------------------    -------------------
INVESTMENT INCOME:
      Dividends...............................................   $           891,838    $        1,209,466    $         1,333,421
                                                                 -------------------    ------------------    -------------------
EXPENSES:
      Mortality and expense risk charges......................                32,820                31,783                 27,993
                                                                 -------------------    ------------------    -------------------
          Net investment income (loss)........................               859,018             1,177,683              1,305,428
                                                                 -------------------    ------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.............................                    --                    --                     --
      Realized gains (losses) on sale of investments..........               204,230               144,847                 71,403
                                                                 -------------------    ------------------    -------------------
          Net realized gains (losses).........................               204,230               144,847                 71,403
                                                                 -------------------    ------------------    -------------------
      Change in unrealized gains (losses) on investments......             1,584,984                64,600              1,196,007
                                                                 -------------------    ------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments........................................             1,789,214               209,447              1,267,410
                                                                 -------------------    ------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations.......................................   $         2,648,232    $        1,387,130    $         2,572,838
                                                                 ===================    ==================    ===================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010





                                                                       MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $          348,936    $          248,608    $          448,826
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................               18,045                18,708                18,946
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................              330,891               229,900               429,880
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --               570,575                47,316
      Realized gains (losses) on sale of investments........               19,763               (5,603)                 1,727
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................               19,763               564,972                49,043
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....              185,906                82,587               435,726
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................              205,669               647,559               484,769
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $          536,560    $          877,459    $          914,649
                                                               ==================    ==================    ==================


                                                                                                             PIMCO VIT
                                                                                                          LONG-TERM U.S.
                                                                         PIMCO VIT ALL ASSET                GOVERNMENT
                                                                         INVESTMENT DIVISION            INVESTMENT DIVISION
                                                               ---------------------------------------- -------------------
                                                                      2012                2011 (d)           2012 (g)
                                                               ------------------    ------------------ -------------------
INVESTMENT INCOME:
      Dividends.............................................   $            6,301    $            2,796 $              232
                                                               ------------------    ------------------ -------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                 --
                                                               ------------------    ------------------ -------------------
          Net investment income (loss)......................                6,301                 2,796                232
                                                               ------------------    ------------------ -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                    --              2,934
      Realized gains (losses) on sale of investments........                  190                    --                (2)
                                                               ------------------    ------------------ -------------------
          Net realized gains (losses).......................                  190                    --              2,932
                                                               ------------------    ------------------ -------------------
      Change in unrealized gains (losses) on investments....                8,832               (1,176)            (2,899)
                                                               ------------------    ------------------ -------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................                9,022               (1,176)                 33
                                                               ------------------    ------------------ -------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $           15,323    $            1,620 $              265
                                                               ==================    ================== ===================




                                                                                 PIMCO VIT LOW DURATION
                                                                                   INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                 2011                  2010
                                                               ------------------   ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $           18,366   $           13,732    $           12,187
                                                               ------------------   ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                   --                    --
                                                               ------------------   ------------------    ------------------
          Net investment income (loss)......................               18,366               13,732                12,187
                                                               ------------------   ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                   --                   --                 2,469
      Realized gains (losses) on sale of investments........                1,749                  618                   260
                                                               ------------------   ------------------    ------------------
          Net realized gains (losses).......................                1,749                  618                 2,729
                                                               ------------------   ------------------    ------------------
      Change in unrealized gains (losses) on investments....               34,493              (6,243)                23,685
                                                               ------------------   ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................               36,242              (5,625)                26,414
                                                               ------------------   ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $           54,608   $            8,107    $           38,601
                                                               ==================   ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                PIONEER VCT EMERGING MARKETS
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            1,600    $               --    $            3,039
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                    --
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................                1,600                    --                 3,039
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               23,672                    --                    --
      Realized gains (losses) on sale of investments.........              (1,297)               121,447                75,682
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................               22,375               121,447                75,682
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....               20,209             (327,299)                68,690
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               42,584             (205,852)               144,372
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           44,184    $        (205,852)    $          147,411
                                                                ==================    ==================    ==================


                                                                                  PIONEER VCT MID CAP VALUE
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            1,561    $            1,190    $              801
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                    --
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................                1,561                 1,190                   801
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........                  595                   580                   313
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................                  595                   580                   313
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....               12,468              (11,556)                14,039
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               13,063              (10,976)                14,352
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           14,624    $          (9,786)    $           15,153
                                                                ==================    ==================    ==================


                                                                                        ROYCE MICRO-CAP
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                2010 (a)
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $                --    $            8,331    $            5,659
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                    --                    --
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................                    --                 8,331                 5,659
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                 8,060                    --                    --
      Realized gains (losses) on sale of investments.........                 1,017                 1,545                   197
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................                 9,077                 1,545                   197
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....                15,667              (52,132)                61,964
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                24,744              (50,587)                62,161
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $            24,744    $         (42,256)    $           67,820
                                                                ===================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                       ROYCE SMALL-CAP
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $              586    $            3,804    $              425
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                    --
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................                  586                 3,804                   425
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................               13,477                    --                    --
      Realized gains (losses) on sale of investments.........               22,187                18,080                 2,111
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................               35,664                18,080                 2,111
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....               34,489              (64,398)                63,066
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................               70,153              (46,318)                65,177
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           70,739    $         (42,514)    $           65,602
                                                                ==================    ==================    ==================


                                                                                   UIF EMERGING MARKETS DEBT
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                -------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $            16,821    $            7,775    $              318
                                                                -------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                    --                    --                    --
                                                                -------------------    ------------------    ------------------
          Net investment income (loss).......................                16,821                 7,775                   318
                                                                -------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                    --                 2,422                    --
      Realized gains (losses) on sale of investments.........                 2,466                   392                    87
                                                                -------------------    ------------------    ------------------
          Net realized gains (losses)........................                 2,466                 2,814                    87
                                                                -------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....                89,788                    79                   318
                                                                -------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................                92,254                 2,893                   405
                                                                -------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $           109,075    $           10,668    $              723
                                                                ===================    ==================    ==================


                                                                                 UIF EMERGING MARKETS EQUITY
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends..............................................   $               --    $            1,515    $              758
                                                                ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges.....................                   --                    --                    --
                                                                ------------------    ------------------    ------------------
          Net investment income (loss).......................                   --                 1,515                   758
                                                                ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............................                   --                    --                    --
      Realized gains (losses) on sale of investments.........                 (26)                 4,478                   899
                                                                ------------------    ------------------    ------------------
          Net realized gains (losses)........................                 (26)                 4,478                   899
                                                                ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments.....              139,206              (99,779)                38,992
                                                                ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments.......................................              139,180              (95,301)                39,891
                                                                ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations......................................   $          139,180    $         (93,786)    $           40,649
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                             WELLS FARGO VT TOTAL RETURN BOND
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INVESTMENT INCOME:
      Dividends.............................................   $            4,369    $           18,903    $           29,774
                                                               ------------------    ------------------    ------------------
EXPENSES:
      Mortality and expense risk charges....................                   --                    --                    --
                                                               ------------------    ------------------    ------------------
          Net investment income (loss)......................                4,369                18,903                29,774
                                                               ------------------    ------------------    ------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........................                6,160                30,313                23,602
      Realized gains (losses) on sale of investments........                1,595                15,483                10,857
                                                               ------------------    ------------------    ------------------
          Net realized gains (losses).......................                7,755                45,796                34,459
                                                               ------------------    ------------------    ------------------
      Change in unrealized gains (losses) on investments....                5,968               (7,169)              (12,496)
                                                               ------------------    ------------------    ------------------
      Net realized and changes in unrealized gains (losses)
        on investments......................................               13,723                38,627                21,963
                                                               ------------------    ------------------    ------------------
      Net increase (decrease) in net assets resulting
        from operations.....................................   $           18,092    $           57,530    $           51,737
                                                               ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                         ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $               --    $           18,192    $            1,486
   Net realized gains (losses)..............................          (1,307,724)              (40,514)                 8,379
   Change in unrealized gains (losses) on investments.......            1,419,031           (1,444,286)                 1,480
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              111,307           (1,466,608)                11,345
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............                4,561                 6,425                 1,269
   Net transfers (including fixed account)..................          (4,345,166)             5,890,970              (20,468)
   Policy charges...........................................              (2,096)             (229,188)               (2,162)
   Transfers for policy benefits and terminations...........                (445)              (27,392)                    --
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................          (4,343,146)             5,640,815              (21,361)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................          (4,231,839)             4,174,207              (10,016)
NET ASSETS:
   Beginning of year........................................            4,293,695               119,488               129,504
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $           61,856    $        4,293,695    $          119,488
                                                               ==================    ==================    ==================

                                                                           ALLIANCEBERNSTEIN INTERMEDIATE BOND
                                                                                   INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                 2011                  2010
                                                               ------------------   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $            2,404   $            2,097    $            2,177
   Net realized gains (losses)..............................                1,787                  184                 2,172
   Change in unrealized gains (losses) on investments.......                (188)                  563               (1,393)
                                                               ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................                4,003                2,844                 2,956
                                                               ------------------   ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............                8,926                2,678                 3,570
   Net transfers (including fixed account)..................               44,909                   --                 9,880
   Policy charges...........................................              (1,818)              (1,493)               (1,194)
   Transfers for policy benefits and terminations...........                  (6)                  (8)                 (255)
                                                               ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................               52,011                1,177                12,001
                                                               ------------------   ------------------    ------------------
     Net increase (decrease) in net assets..................               56,014                4,021                14,957
NET ASSETS:
   Beginning of year........................................               47,286               43,265                28,308
                                                               ------------------   ------------------    ------------------
   End of year..............................................   $          103,300   $           47,286    $           43,265
                                                               ==================   ==================    ==================

                                                                           ALLIANCEBERNSTEIN INTERNATIONAL VALUE
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                2010 (a)
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $                2    $            (160)    $               31
   Net realized gains (losses)..............................                  (1)                   175                     1
   Change in unrealized gains (losses) on investments.......                   17                 (129)                    88
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................                   18                 (114)                   120
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............                   --                   268                    --
   Net transfers (including fixed account)..................                    2               (1,225)                 1,252
   Policy charges...........................................                  (5)                  (24)                  (15)
   Transfers for policy benefits and terminations...........                   --                 (121)                    --
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................                  (3)               (1,102)                 1,237
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................                   15               (1,216)                 1,357
NET ASSETS:
   Beginning of year........................................                  141                 1,357                    --
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $              156    $              141    $            1,357
                                                               ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                  AMERICAN CENTURY VP VISTA
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $               --    $               --    $               --
   Net realized gains (losses)...............................                  328                 5,995                12,351
   Change in unrealized gains (losses) on investments........                  873               (8,184)               (1,947)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................                1,201               (2,189)                10,404
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............                   --                11,044                13,202
   Net transfers (including fixed account)...................                  870              (72,025)              (83,499)
   Policy charges............................................                (954)               (2,331)               (3,069)
   Transfers for policy benefits and terminations............              (5,666)                    --               (9,338)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................              (5,750)              (63,312)              (82,704)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              (4,549)              (65,501)              (72,300)
NET ASSETS:
   Beginning of year.........................................                8,654                74,155               146,455
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $            4,105    $            8,654    $           74,155
                                                                ==================    ==================    ==================

                                                                                     AMERICAN FUNDS BOND
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          123,941    $          132,520    $          119,188
   Net realized gains (losses)...............................               27,506                10,695               (8,911)
   Change in unrealized gains (losses) on investments........              108,693               121,054               122,161
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              260,140               264,269               232,438
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              681,465               678,665               724,857
   Net transfers (including fixed account)...................              491,460                53,187               320,665
   Policy charges............................................            (388,415)             (360,088)             (355,054)
   Transfers for policy benefits and terminations............            (359,799)             (265,605)             (318,517)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................              424,711               106,159               371,951
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              684,851               370,428               604,389
NET ASSETS:
   Beginning of year.........................................            4,735,459             4,365,031             3,760,642
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $        5,420,310    $        4,735,459    $        4,365,031
                                                                ==================    ==================    ==================

                                                                         AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          681,533    $          727,300    $          939,977
   Net realized gains (losses)...............................            (342,892)              (68,423)             (386,466)
   Change in unrealized gains (losses) on investments........            9,028,936          (13,188,181)            11,810,164
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            9,367,577          (12,529,304)            12,363,675
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            6,754,997             7,605,640             8,529,505
   Net transfers (including fixed account)...................          (1,743,129)           (1,805,503)             (976,366)
   Policy charges............................................          (3,801,507)           (4,142,061)           (4,451,588)
   Transfers for policy benefits and terminations............          (3,815,121)           (4,059,136)           (4,114,157)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (2,604,760)           (2,401,060)           (1,012,606)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            6,762,817          (14,930,364)            11,351,069
NET ASSETS:
   Beginning of year.........................................           52,474,989            67,405,353            56,054,284
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       59,237,806    $       52,474,989    $       67,405,353
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                      AMERICAN FUNDS GROWTH
                                                                                       INVESTMENT DIVISION
                                                                       ----------------------------------------------------
                                                                             2012              2011              2010
                                                                       ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....................................   $        879,818  $        630,009  $        700,076
   Net realized gains (losses)......................................          1,170,827           658,869         (328,082)
   Change in unrealized gains (losses) on investments...............         18,556,699       (6,628,058)        19,817,938
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from operations..............................................         20,607,344       (5,339,180)        20,189,932
                                                                       ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.....................         13,860,300        15,130,932        16,677,167
   Net transfers (including fixed account)..........................        (3,812,042)       (1,178,160)       (1,005,842)
   Policy charges...................................................        (8,845,036)       (9,007,053)       (9,003,630)
   Transfers for policy benefits and terminations...................        (9,088,854)       (8,844,884)       (8,617,264)
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.....................................        (7,885,632)       (3,899,165)       (1,949,569)
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets..........................         12,721,712       (9,238,345)        18,240,363
NET ASSETS:
   Beginning of year................................................        118,199,510       127,437,855       109,197,492
                                                                       ----------------  ----------------  ----------------
   End of year......................................................   $    130,921,222  $    118,199,510  $    127,437,855
                                                                       ================  ================  ================


                                                                                  AMERICAN FUNDS GROWTH-INCOME
                                                                                       INVESTMENT DIVISION
                                                                       ----------------------------------------------------
                                                                             2012              2011              2010
                                                                       ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....................................   $      1,175,138  $      1,070,960  $        943,129
   Net realized gains (losses)......................................            300,932          (58,726)         (336,443)
   Change in unrealized gains (losses) on investments...............         10,629,027       (2,428,568)         6,948,053
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from operations..............................................         12,105,097       (1,416,334)         7,554,739
                                                                       ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.....................          8,728,377         9,556,841        10,334,758
   Net transfers (including fixed account)..........................        (1,135,580)         (457,407)         (240,405)
   Policy charges...................................................        (5,615,768)       (5,547,870)       (5,606,668)
   Transfers for policy benefits and terminations...................        (5,724,226)       (4,739,607)       (4,718,644)
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.....................................        (3,747,197)       (1,188,043)         (230,959)
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets..........................          8,357,900       (2,604,377)         7,323,780
NET ASSETS:
   Beginning of year................................................         71,256,817        73,861,194        66,537,414
                                                                       ----------------  ----------------  ----------------
   End of year......................................................   $     79,614,717  $     71,256,817  $     73,861,194
                                                                       ================  ================  ================

                                                                         AMERICAN FUNDS
                                                                        HIGH-INCOME BOND
                                                                       INVESTMENT DIVISION
                                                                       -------------------
                                                                            2012 (b)
                                                                       -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....................................     $         3,203
   Net realized gains (losses)......................................                   6
   Change in unrealized gains (losses) on investments...............               (677)
                                                                       -------------------
     Net increase (decrease) in net assets resulting
       from operations..............................................               2,532
                                                                       -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.....................                  --
   Net transfers (including fixed account)..........................              54,888
   Policy charges...................................................               (181)
   Transfers for policy benefits and terminations...................                 (8)
                                                                       -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.....................................              54,699
                                                                       -------------------
     Net increase (decrease) in net assets..........................              57,231
NET ASSETS:
   Beginning of year................................................                  --
                                                                       -------------------
   End of year......................................................     $        57,231
                                                                       ===================


                                                                                  AMERICAN FUNDS INTERNATIONAL
                                                                                       INVESTMENT DIVISION
                                                                       ----------------------------------------------------
                                                                             2012              2011              2010
                                                                       ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....................................   $          7,535  $         10,736  $         13,328
   Net realized gains (losses)......................................            (1,402)             (605)             (608)
   Change in unrealized gains (losses) on investments...............             82,398         (108,507)            46,566
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from operations..............................................             88,531          (98,376)            59,286
                                                                       ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.....................             46,649             4,120           196,875
   Net transfers (including fixed account)..........................           (25,495)          (89,752)           113,293
   Policy charges...................................................           (12,774)          (18,135)          (17,235)
   Transfers for policy benefits and terminations...................           (69,569)          (82,771)           (7,938)
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.....................................           (61,189)         (186,538)           284,995
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets..........................             27,342         (284,914)           344,281
NET ASSETS:
   Beginning of year................................................            524,711           809,625           465,344
                                                                       ----------------  ----------------  ----------------
   End of year......................................................   $        552,053  $        524,711  $        809,625
                                                                       ================  ================  ================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                      AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                ------------------    -------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $              440    $               773    $              683
   Net realized gains (losses)...............................                1,510                  1,620                   643
   Change in unrealized gains (losses) on investments........              (1,126)                    885                 1,804
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................                  824                  3,278                 3,130
                                                                ------------------    -------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............                6,275                 18,071                 7,825
   Net transfers (including fixed account)...................                   --                (2,592)              (50,106)
   Policy charges............................................              (1,867)                (9,064)              (10,685)
   Transfers for policy benefits and terminations............              (5,579)                (1,984)               (2,565)
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................              (1,171)                  4,431              (55,531)
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets...................                (347)                  7,709              (52,401)
NET ASSETS:
   Beginning of year.........................................               45,539                 37,830                90,231
                                                                ------------------    -------------------    ------------------
   End of year...............................................   $           45,192    $            45,539    $           37,830
                                                                ==================    ===================    ==================

                                                                                DREYFUS VIF INTERNATIONAL VALUE
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $             4,882    $            4,085    $            3,367
   Net realized gains (losses)...............................               (1,011)                 (960)              (14,086)
   Change in unrealized gains (losses) on investments........                18,857              (45,726)                19,382
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................                22,728              (42,601)                 8,663
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............                   895                 1,458                   955
   Net transfers (including fixed account)...................                     6               (1,532)              (65,938)
   Policy charges............................................               (2,557)               (3,962)               (3,958)
   Transfers for policy benefits and terminations............                    --                 (766)                    --
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................               (1,656)               (4,802)              (68,941)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................                21,072              (47,403)              (60,278)
NET ASSETS:
   Beginning of year.........................................               184,061               231,464               291,742
                                                                -------------------    ------------------    ------------------
   End of year...............................................   $           205,133    $          184,061    $          231,464
                                                                ===================    ==================    ==================

                                                                             FIDELITY VIP ASSET MANAGER: GROWTH
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           24,972    $            23,605    $           19,264
   Net realized gains (losses)...............................               35,697                 74,260                37,274
   Change in unrealized gains (losses) on investments........              172,026              (205,700)               201,872
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              232,695              (107,835)               258,410
                                                                ------------------    -------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              122,067                182,388               168,558
   Net transfers (including fixed account)...................              249,730               (79,369)              (53,668)
   Policy charges............................................             (68,776)               (78,031)              (69,353)
   Transfers for policy benefits and terminations............                   --              (392,245)             (120,774)
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................              303,021              (367,257)              (75,237)
                                                                ------------------    -------------------    ------------------
     Net increase (decrease) in net assets...................              535,716              (475,092)               183,173
NET ASSETS:
   Beginning of year.........................................            1,430,516              1,905,608             1,722,435
                                                                ------------------    -------------------    ------------------
   End of year...............................................   $        1,966,232    $         1,430,516    $        1,905,608
                                                                ==================    ===================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                 FIDELITY VIP CONTRAFUND
                                                                                   INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                 2011                  2010
                                                               ------------------   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $           28,837   $           20,916    $           27,427
   Net realized gains (losses)..............................               38,806               12,745             (217,628)
   Change in unrealized gains (losses) on investments.......              288,092             (98,141)               648,547
                                                               ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              355,735             (64,480)               458,346
                                                               ------------------   ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............              127,751              206,289               166,923
   Net transfers (including fixed account)..................             (78,043)            (243,464)           (1,821,221)
   Policy charges...........................................             (99,800)            (104,834)             (104,054)
   Transfers for policy benefits and terminations...........            (114,270)            (319,235)              (10,806)
                                                               ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................            (164,362)            (461,244)           (1,769,158)
                                                               ------------------   ------------------    ------------------
     Net increase (decrease) in net assets..................              191,373            (525,724)           (1,310,812)
NET ASSETS:
   Beginning of year........................................            2,151,649            2,677,373             3,988,185
                                                               ------------------   ------------------    ------------------
   End of year..............................................   $        2,343,022   $        2,151,649    $        2,677,373
                                                               ==================   ==================    ==================

                                                                                FIDELITY VIP EQUITY-INCOME
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $            1,836    $              637    $            3,327
   Net realized gains (losses)..............................                3,239                 2,625               (5,418)
   Change in unrealized gains (losses) on investments.......              (1,146)               (8,921)                31,745
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................                3,929               (5,659)                29,654
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............                1,366                26,285                37,251
   Net transfers (including fixed account)..................               39,024              (55,376)             (103,500)
   Policy charges...........................................                (617)               (4,868)               (6,481)
   Transfers for policy benefits and terminations...........                   --             (144,483)                    --
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................               39,773             (178,442)              (72,730)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................               43,702             (184,101)              (43,076)
NET ASSETS:
   Beginning of year........................................               18,589               202,690               245,766
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $           62,291    $           18,589    $          202,690
                                                               ==================    ==================    ==================

                                                                                FIDELITY VIP FREEDOM 2010
                                                                                   INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                 2011                  2010
                                                               -----------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $             564    $              576    $              545
   Net realized gains (losses)..............................                 633                 1,481                   537
   Change in unrealized gains (losses) on investments.......               2,707               (2,344)                 2,036
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................               3,904                 (287)                 3,118
                                                               -----------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............               2,629                 2,823                 2,793
   Net transfers (including fixed account)..................                 210                   884                12,520
   Policy charges...........................................                  --                    --                    --
   Transfers for policy benefits and terminations...........             (1,249)               (1,136)               (1,119)
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................               1,590                 2,571                14,194
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets..................               5,494                 2,284                17,312
NET ASSETS:
   Beginning of year........................................              34,144                31,860                14,548
                                                               -----------------    ------------------    ------------------
   End of year..............................................   $          39,638    $           34,144    $           31,860
                                                               =================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                FIDELITY VIP FREEDOM 2020
                                                                                   INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                     2012                  2011                  2010
                                                               -----------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          14,905    $           15,048    $           14,881
   Net realized gains (losses)..............................              14,637                12,805                 8,278
   Change in unrealized gains (losses) on investments.......              62,352              (33,543)                70,032
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              91,894               (5,690)                93,191
                                                               -----------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............              13,429                12,681                10,953
   Net transfers (including fixed account)..................            (20,603)                33,211                 1,108
   Policy charges...........................................            (10,886)              (10,197)               (9,499)
   Transfers for policy benefits and terminations...........             (8,824)              (68,993)               (5,562)
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................            (26,884)              (33,298)               (3,000)
                                                               -----------------    ------------------    ------------------
     Net increase (decrease) in net assets..................              65,010              (38,988)                90,191
NET ASSETS:
   Beginning of year........................................             699,714               738,702               648,511
                                                               -----------------    ------------------    ------------------
   End of year..............................................   $         764,724    $          699,714    $          738,702
                                                               =================    ==================    ==================

                                                                                 FIDELITY VIP FREEDOM 2030
                                                                                    INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $              665    $            1,018    $           1,885
   Net realized gains (losses)..............................                3,280                11,923                1,390
   Change in unrealized gains (losses) on investments.......                3,591              (12,843)               11,839
                                                               ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations......................................                7,536                    98               15,114
                                                               ------------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............                1,320                 2,634                3,169
   Net transfers (including fixed account)..................             (21,760)              (51,129)               62,506
   Policy charges...........................................                   --                 (455)              (1,273)
   Transfers for policy benefits and terminations...........              (1,232)               (2,369)              (3,063)
                                                               ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................             (21,672)              (51,319)               61,339
                                                               ------------------    ------------------    -----------------
     Net increase (decrease) in net assets..................             (14,136)              (51,221)               76,453
NET ASSETS:
   Beginning of year........................................               56,970               108,191               31,738
                                                               ------------------    ------------------    -----------------
   End of year..............................................   $           42,834    $           56,970    $         108,191
                                                               ==================    ==================    =================

                                                                       FIDELITY VIP FREEDOM 2050
                                                                          INVESTMENT DIVISION
                                                               ----------------------------------------
                                                                      2012                2011 (c)
                                                               ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $              283    $              228
   Net realized gains (losses)..............................                2,160               (3,654)
   Change in unrealized gains (losses) on investments.......                  199                 1,450
                                                               ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................                2,642               (1,976)
                                                               ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............                   --                    --
   Net transfers (including fixed account)..................                   --                17,414
   Policy charges...........................................                   --                    --
   Transfers for policy benefits and terminations...........                (281)                    --
                                                               ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................                (281)                17,414
                                                               ------------------    ------------------
     Net increase (decrease) in net assets..................                2,361                15,438
NET ASSETS:
   Beginning of year........................................               15,438                    --
                                                               ------------------    ------------------
   End of year..............................................   $           17,799    $           15,438
                                                               ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                               FIDELITY VIP HIGH INCOME
                                                                                  INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $            9,229    $           2,953    $              340
   Net realized gains (losses).............................                   67                   13                 (227)
   Change in unrealized gains (losses) on investments......              (1,277)              (1,768)                   801
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................                8,019                1,198                   914
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............                1,301                3,335                    --
   Net transfers (including fixed account).................              115,054               34,562              (36,834)
   Policy charges..........................................              (2,451)                (357)                 (282)
   Transfers for policy benefits and terminations..........                   --                 (80)                 (148)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................              113,904               37,460              (37,264)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets.................              121,923               38,658              (36,350)
NET ASSETS:
   Beginning of year.......................................               43,223                4,565                40,915
                                                              ------------------    -----------------    ------------------
   End of year.............................................   $          165,146    $          43,223    $            4,565
                                                              ==================    =================    ==================

                                                                           FIDELITY VIP INVESTMENT GRADE BOND
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $           37,562    $           54,637   $           18,206
   Net realized gains (losses).............................               81,674                21,189               23,465
   Change in unrealized gains (losses) on investments......              (8,975)                 1,742             (13,312)
                                                              ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................              110,261                77,568               28,359
                                                              ------------------    ------------------   ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............                  829                 1,122                  829
   Net transfers (including fixed account).................              464,291             1,150,764              281,430
   Policy charges..........................................             (27,932)              (16,946)              (9,224)
   Transfers for policy benefits and terminations..........              (9,509)                    --                   --
                                                              ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................              427,679             1,134,940              273,035
                                                              ------------------    ------------------   ------------------
     Net increase (decrease) in net assets.................              537,940             1,212,508              301,394
NET ASSETS:
   Beginning of year.......................................            1,747,852               535,344              233,950
                                                              ------------------    ------------------   ------------------
   End of year.............................................   $        2,285,792    $        1,747,852   $          535,344
                                                              ==================    ==================   ==================

                                                                                 FIDELITY VIP MID CAP
                                                                                  INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $            2,865   $              150    $              502
   Net realized gains (losses).............................               67,641               12,027                 3,104
   Change in unrealized gains (losses) on investments......               20,392             (60,535)                83,723
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               90,898             (48,358)                87,329
                                                              ------------------   ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............               78,618                5,952                95,232
   Net transfers (including fixed account).................               25,075              253,173                77,140
   Policy charges..........................................             (15,222)             (11,223)               (9,033)
   Transfers for policy benefits and terminations..........             (44,408)             (47,617)               (4,506)
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................               44,063              200,285               158,833
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets.................              134,961              151,927               246,162
NET ASSETS:
   Beginning of year.......................................              613,958              462,031               215,869
                                                              ------------------   ------------------    ------------------
   End of year.............................................   $          748,919   $          613,958    $          462,031
                                                              ==================   ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                         FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $           21,682    $           22,691    $           10,103
   Net realized gains (losses)..............................               49,608                 1,929               (4,189)
   Change in unrealized gains (losses) on investments.......               33,439              (59,670)                81,592
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              104,729              (35,050)                87,506
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............               83,607                53,641                97,464
   Net transfers (including fixed account)..................             (97,388)               113,146              (79,267)
   Policy charges...........................................             (22,528)              (24,225)              (20,745)
   Transfers for policy benefits and terminations...........             (49,079)             (291,009)                 (141)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................             (85,388)             (148,447)               (2,689)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................               19,341             (183,497)                84,817
NET ASSETS:
   Beginning of year........................................              783,835               967,332               882,515
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $          803,176    $          783,835    $          967,332
                                                               ==================    ==================    ==================

                                                                            FTVIPT TEMPLETON FOREIGN SECURITIES
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          115,174    $           89,150    $          164,170
   Net realized gains (losses)..............................             (16,852)               253,750              (50,450)
   Change in unrealized gains (losses) on investments.......              501,451             (552,735)               614,425
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              599,773             (209,835)               728,145
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............              303,212               379,032               834,212
   Net transfers (including fixed account)..................              178,098           (5,636,582)               220,184
   Policy charges...........................................            (140,398)             (243,478)             (404,941)
   Transfers for policy benefits and terminations...........                   --             (512,046)              (68,047)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................              340,912           (6,013,074)               581,408
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................              940,685           (6,222,909)             1,309,553
NET ASSETS:
   Beginning of year........................................            3,021,785             9,244,694             7,935,141
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $        3,962,470    $        3,021,785    $        9,244,694
                                                               ==================    ==================    ==================

                                                                          FTVIPT TEMPLETON GLOBAL BOND SECURITIES
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $           24,244    $           10,824    $               60
   Net realized gains (losses)..............................                  352              (11,299)                 4,601
   Change in unrealized gains (losses) on investments.......               26,566              (11,949)                 (171)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................               51,162              (12,424)                 4,490
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............               41,308                38,191                 9,303
   Net transfers (including fixed account)..................               73,730               482,861               (9,428)
   Policy charges...........................................             (10,633)               (7,628)                 (825)
   Transfers for policy benefits and terminations...........              (2,811)             (215,383)               (3,516)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................              101,594               298,041               (4,466)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................              152,756               285,617                    24
NET ASSETS:
   Beginning of year........................................              289,345                 3,728                 3,704
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $          442,101    $          289,345    $            3,728
                                                               ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                  GOLDMAN SACHS MID-CAP VALUE
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                -------------------   -------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $             2,932   $             2,221    $            2,264
   Net realized gains (losses)...............................                 (683)              (27,627)              (13,608)
   Change in unrealized gains (losses) on investments........                45,178                 1,030                84,633
                                                                -------------------   -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................                47,427              (24,376)                73,289
                                                                -------------------   -------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............                    --                    --                    --
   Net transfers (including fixed account)...................                    --                    --              (23,223)
   Policy charges............................................               (8,787)               (9,130)               (9,204)
   Transfers for policy benefits and terminations............              (48,734)              (65,335)               (2,114)
                                                                -------------------   -------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................              (57,521)              (74,465)              (34,541)
                                                                -------------------   -------------------    ------------------
     Net increase (decrease) in net assets...................              (10,094)              (98,841)                38,748
NET ASSETS:
   Beginning of year.........................................               268,248               367,089               328,341
                                                                -------------------   -------------------    ------------------
   End of year...............................................   $           258,154   $           268,248    $          367,089
                                                                ===================   ===================    ==================

                                                                          GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $              308    $              424    $              254
   Net realized gains (losses)...............................                5,427                   175               (7,335)
   Change in unrealized gains (losses) on investments........                (629)                 (255)                18,632
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................                5,106                   344                11,551
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............                4,965                   468                 4,077
   Net transfers (including fixed account)...................             (32,037)                    --              (33,283)
   Policy charges............................................              (1,976)               (1,804)               (1,601)
   Transfers for policy benefits and terminations............                   --                   (1)                    --
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................             (29,048)               (1,337)              (30,807)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................             (23,942)                 (993)              (19,256)
NET ASSETS:
   Beginning of year.........................................               50,259                51,252                70,508
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $           26,317    $           50,259    $           51,252
                                                                ==================    ==================    ==================

                                                                                INVESCO V.I. GLOBAL REAL ESTATE
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $            10,832    $           72,431    $           71,976
   Net realized gains (losses)...............................              (24,321)             (158,339)             (130,047)
   Change in unrealized gains (losses) on investments........               481,388              (44,519)               289,353
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................               467,899             (130,427)               231,282
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............                92,394                18,821                 3,708
   Net transfers (including fixed account)...................               676,565               131,727              (63,773)
   Policy charges............................................              (68,963)              (66,134)              (53,968)
   Transfers for policy benefits and terminations............              (43,803)              (60,454)              (26,660)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................               656,193                23,960             (140,693)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................             1,124,092             (106,467)                90,589
NET ASSETS:
   Beginning of year.........................................             1,490,644             1,597,111             1,506,522
                                                                -------------------    ------------------    ------------------
   End of year...............................................   $         2,614,736    $        1,490,644    $        1,597,111
                                                                ===================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                         INVESCO V.I. GOVERNMENT SECURITIES
                                                                                 INVESTMENT DIVISION
                                                                       ---------------------------------------
                                                                              2012                2011 (d)
                                                                       ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......................................  $               --    $              --
   Net realized gains (losses).......................................               1,308                1,389
   Change in unrealized gains (losses) on investments................             (1,335)                1,336
                                                                       ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations...............................................                (27)                2,725
                                                                       ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners......................                  --                   --
   Net transfers (including fixed account)...........................            (21,034)               19,885
   Policy charges....................................................               (119)              (1,119)
   Transfers for policy benefits and terminations....................                  --                   --
                                                                       ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions......................................            (21,153)               18,766
                                                                       ------------------    -----------------
     Net increase (decrease) in net assets...........................            (21,180)               21,491
NET ASSETS:
   Beginning of year.................................................              21,491                   --
                                                                       ------------------    -----------------
   End of year.......................................................  $              311    $          21,491
                                                                       ==================    =================

                                                                                    INVESCO V.I. INTERNATIONAL GROWTH
                                                                                           INVESTMENT DIVISION
                                                                       -------------------------------------------------------------
                                                                              2012                 2011                  2010
                                                                       ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......................................  $           90,329    $           3,660    $            4,364
   Net realized gains (losses).......................................              18,589                3,888                 1,465
   Change in unrealized gains (losses) on investments................             685,032             (28,330)                26,537
                                                                       ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations...............................................             793,950             (20,782)                32,366
                                                                       ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners......................           1,064,864                3,175                43,890
   Net transfers (including fixed account)...........................           4,933,992             (26,489)               184,805
   Policy charges....................................................           (310,061)              (6,987)               (5,205)
   Transfers for policy benefits and terminations....................                  --            (197,921)               (1,805)
                                                                       ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions......................................           5,688,795            (228,222)               221,685
                                                                       ------------------    -----------------    ------------------
     Net increase (decrease) in net assets...........................           6,482,745            (249,004)               254,051
NET ASSETS:
   Beginning of year.................................................              23,407              272,411                18,360
                                                                       ------------------    -----------------    ------------------
   End of year.......................................................  $        6,506,152    $          23,407    $          272,411
                                                                       ==================    =================    ==================

                                                                                    INVESCO V.I. VAN KAMPEN COMSTOCK
                                                                                           INVESTMENT DIVISION
                                                                       -------------------------------------------------------------
                                                                              2012                 2011                2010 (e)
                                                                       ------------------   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......................................  $            3,483   $              489    $               --
   Net realized gains (losses).......................................               1,338                (127)                    53
   Change in unrealized gains (losses) on investments................              32,459              (6,181)                    45
                                                                       ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations...............................................              37,280              (5,819)                    98
                                                                       ------------------   ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners......................              26,415               18,211                    --
   Net transfers (including fixed account)...........................            (11,358)              148,276                31,986
   Policy charges....................................................             (5,093)              (2,690)                    --
   Transfers for policy benefits and terminations....................                  --                   --                    --
                                                                       ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions......................................               9,964              163,797                31,986
                                                                       ------------------   ------------------    ------------------
     Net increase (decrease) in net assets...........................              47,244              157,978                32,084
NET ASSETS:
   Beginning of year.................................................             190,062               32,084                    --
                                                                       ------------------   ------------------    ------------------
   End of year.......................................................  $          237,306   $          190,062    $           32,084
                                                                       ==================   ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                   JANUS ASPEN BALANCED
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $           27,163    $           44,376    $           54,166
   Net realized gains (losses)..............................              115,247               137,912                26,581
   Change in unrealized gains (losses) on investments.......               25,664             (161,867)                90,252
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              168,074                20,421               170,999
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............              153,325               105,004               500,783
   Net transfers (including fixed account)..................            (463,753)             (679,101)               426,734
   Policy charges...........................................             (37,906)              (57,528)              (54,051)
   Transfers for policy benefits and terminations...........             (58,979)             (575,867)               (8,070)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................            (407,313)           (1,207,492)               865,396
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            (239,239)           (1,187,071)             1,036,395
NET ASSETS:
   Beginning of year........................................            1,339,788             2,526,859             1,490,464
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $        1,100,549    $        1,339,788    $        2,526,859
                                                               ==================    ==================    ==================

                                                                                     JANUS ASPEN FORTY
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $            5,152    $            2,325    $            2,433
   Net realized gains (losses)..............................               38,660                43,353                14,051
   Change in unrealized gains (losses) on investments.......              126,343             (117,114)                47,707
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              170,155              (71,436)                64,191
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............               86,108                58,591               190,160
   Net transfers (including fixed account)..................             (41,907)             (237,596)                46,953
   Policy charges...........................................             (29,645)              (30,157)              (32,843)
   Transfers for policy benefits and terminations...........                   --             (229,034)               (6,634)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................               14,556             (438,196)               197,636
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................              184,711             (509,632)               261,827
NET ASSETS:
   Beginning of year........................................              703,136             1,212,768               950,941
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $          887,847    $          703,136    $        1,212,768
                                                               ==================    ==================    ==================

                                                                                     JANUS ASPEN JANUS
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $            5,213    $            5,397    $           73,809
   Net realized gains (losses)..............................               29,069             1,561,413                52,158
   Change in unrealized gains (losses) on investments.......              122,884           (1,416,036)               848,330
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              157,166               150,774               974,297
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............               19,037                 6,403               635,005
   Net transfers (including fixed account)..................             (14,200)           (6,850,158)              (58,773)
   Policy charges...........................................             (41,868)              (89,176)             (348,978)
   Transfers for policy benefits and terminations...........              (6,552)             (191,751)                    --
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................             (43,583)           (7,124,682)               227,254
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................              113,583           (6,973,908)             1,201,551
NET ASSETS:
   Beginning of year........................................              858,094             7,832,002             6,630,451
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $          971,677    $          858,094    $        7,832,002
                                                               ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                 JANUS ASPEN OVERSEAS
                                                                                  INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $            2,519   $            1,291    $            1,609
   Net realized gains (losses).............................               36,365             (90,371)                 4,218
   Change in unrealized gains (losses) on investments......                8,927            (214,175)                62,994
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               47,811            (303,255)                68,821
                                                              ------------------   ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............               72,495               17,337                61,601
   Net transfers (including fixed account).................                 (60)              362,799               175,192
   Policy charges..........................................             (20,490)             (57,215)               (7,851)
   Transfers for policy benefits and terminations..........              (1,949)             (51,382)               (4,005)
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................               49,996              271,539               224,937
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets.................               97,807             (31,716)               293,758
NET ASSETS:
   Beginning of year.......................................              344,135              375,851                82,093
                                                              ------------------   ------------------    ------------------
   End of year.............................................   $          441,942   $          344,135    $          375,851
                                                              ==================   ==================    ==================

                                                                                  MFS VIT GLOBAL EQUITY
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $               61    $             575    $            1,232
   Net realized gains (losses).............................                  428               12,787                   183
   Change in unrealized gains (losses) on investments......                6,795             (16,173)                19,523
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................                7,284              (2,811)                20,938
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............                2,223               10,718                28,453
   Net transfers (including fixed account).................              121,236            (180,476)               103,015
   Policy charges..........................................                (579)              (1,554)               (2,958)
   Transfers for policy benefits and terminations..........                (150)             (47,257)               (1,538)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................              122,730            (218,569)               126,972
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets.................              130,014            (221,380)               147,910
NET ASSETS:
   Beginning of year.......................................                5,414              226,794                78,884
                                                              ------------------    -----------------    ------------------
   End of year.............................................   $          135,428    $           5,414    $          226,794
                                                              ==================    =================    ==================

                                                                                  MFS VIT HIGH INCOME
                                                                                  INVESTMENT DIVISION
                                                              ------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              -----------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $          10,779    $           12,069    $           8,657
   Net realized gains (losses).............................               2,215                   361                  680
   Change in unrealized gains (losses) on investments......               6,400               (7,343)                7,331
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations.....................................              19,394                 5,087               16,668
                                                              -----------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............                  --                    --                   --
   Net transfers (including fixed account).................               9,417                    --                (706)
   Policy charges..........................................             (2,141)               (1,863)              (1,750)
   Transfers for policy benefits and terminations..........               (714)                  (22)                   --
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................               6,562               (1,885)              (2,456)
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets.................              25,956                 3,202               14,212
NET ASSETS:
   Beginning of year.......................................             135,311               132,109              117,897
                                                              -----------------    ------------------    -----------------
   End of year.............................................   $         161,267    $          135,311    $         132,109
                                                              =================    ==================    =================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010





                                                                                      MFS VIT NEW DISCOVERY
                                                                                       INVESTMENT DIVISION
                                                                       ----------------------------------------------------
                                                                             2012              2011              2010
                                                                       ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....................................   $             --  $             --  $             --
   Net realized gains (losses)......................................             16,176            18,098               544
   Change in unrealized gains (losses) on investments...............             11,186          (32,906)            28,843
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from operations..............................................             27,362          (14,808)            29,387
                                                                       ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.....................             25,604             6,694             8,926
   Net transfers (including fixed account)..........................              1,556                 5            94,362
   Policy charges...................................................            (4,934)           (4,419)           (2,781)
   Transfers for policy benefits and terminations...................                 --                --                --
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.....................................             22,226             2,280           100,507
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets..........................             49,588          (12,528)           129,894
NET ASSETS:
   Beginning of year................................................            122,395           134,923             5,029
                                                                       ----------------  ----------------  ----------------
   End of year......................................................   $        171,983  $        122,395  $        134,923
                                                                       ================  ================  ================




                                                                                          MFS VIT VALUE
                                                                                       INVESTMENT DIVISION
                                                                       ----------------------------------------------------
                                                                             2012              2011              2010
                                                                       ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....................................   $            668  $            999  $            969
   Net realized gains (losses)......................................              3,543           (9,686)             (552)
   Change in unrealized gains (losses) on investments...............              2,241             6,173             7,585
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from operations..............................................              6,452           (2,514)             8,002
                                                                       ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.....................                 --                --                --
   Net transfers (including fixed account)..........................                 --                --                --
   Policy charges...................................................            (2,417)           (2,722)           (2,906)
   Transfers for policy benefits and terminations...................           (31,172)          (29,560)               (2)
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.....................................           (33,589)          (32,282)           (2,908)
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets..........................           (27,137)          (34,796)             5,094
NET ASSETS:
   Beginning of year................................................             44,299            79,095            74,001
                                                                       ----------------  ----------------  ----------------
   End of year......................................................   $         17,162  $         44,299  $         79,095
                                                                       ================  ================  ================

                                                                              MIST
                                                                        ALLIANCEBERNSTEIN
                                                                         GLOBAL DYNAMIC
                                                                           ALLOCATION
                                                                       INVESTMENT DIVISION
                                                                       -------------------
                                                                            2012 (f)
                                                                       -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....................................     $            --
   Net realized gains (losses)......................................                  --
   Change in unrealized gains (losses) on investments...............                 163
                                                                       -------------------
     Net increase (decrease) in net assets resulting
       from operations..............................................                 163
                                                                       -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.....................               1,541
   Net transfers (including fixed account)..........................               5,907
   Policy charges...................................................               (513)
   Transfers for policy benefits and terminations...................                  --
                                                                       -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.....................................               6,935
                                                                       -------------------
     Net increase (decrease) in net assets..........................               7,098
NET ASSETS:
   Beginning of year................................................                  --
                                                                       -------------------
   End of year......................................................     $         7,098
                                                                       ===================




                                                                             MIST AMERICAN FUNDS BALANCED ALLOCATION
                                                                                       INVESTMENT DIVISION
                                                                       ----------------------------------------------------
                                                                             2012              2011              2010
                                                                       ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....................................   $         10,680  $          6,635  $          3,146
   Net realized gains (losses)......................................              9,312             6,294             1,822
   Change in unrealized gains (losses) on investments...............             50,640          (23,258)            26,193
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from operations..............................................             70,632          (10,329)            31,161
                                                                       ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.....................             95,603           100,111           105,391
   Net transfers (including fixed account)..........................              9,483            36,239            89,836
   Policy charges...................................................           (41,140)          (32,003)          (11,710)
   Transfers for policy benefits and terminations...................           (19,150)           (5,429)                --
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.....................................             44,796            98,918           183,517
                                                                       ----------------  ----------------  ----------------
     Net increase (decrease) in net assets..........................            115,428            88,589           214,678
NET ASSETS:
   Beginning of year................................................            515,995           427,406           212,728
                                                                       ----------------  ----------------  ----------------
   End of year......................................................   $        631,423  $        515,995  $        427,406
                                                                       ================  ================  ================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010




                                                                          MIST AMERICAN FUNDS GROWTH ALLOCATION
                                                                                   INVESTMENT DIVISION
                                                              --------------------------------------------------------------
                                                                     2012                  2011                  2010
                                                              ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................  $           13,384    $           10,815    $            2,434
   Net realized gains (losses)..............................              16,384                 9,254                 5,990
   Change in unrealized gains (losses) on investments.......              96,877              (58,738)                79,550
                                                              ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................             126,645              (38,669)                87,974
                                                              ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............             256,426               267,061               355,048
   Net transfers (including fixed account)..................              39,236                31,086               223,657
   Policy charges...........................................           (109,463)             (124,905)              (93,195)
   Transfers for policy benefits and terminations...........           (167,111)              (59,628)               (2,170)
                                                              ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................              19,088               113,614               483,340
                                                              ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................             145,733                74,945               571,314
NET ASSETS:
   Beginning of year........................................             781,245               706,300               134,986
                                                              ------------------    ------------------    ------------------
   End of year..............................................  $          926,978    $          781,245    $          706,300
                                                              ==================    ==================    ==================



                                                                         MIST AMERICAN FUNDS MODERATE ALLOCATION
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................  $           10,434    $            5,453   $            2,501
   Net realized gains (losses)..............................              11,099                 3,384                  646
   Change in unrealized gains (losses) on investments.......              29,635               (7,233)               16,902
                                                              ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              51,168                 1,604               20,049
                                                              ------------------    ------------------   ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............             224,194               153,402              103,657
   Net transfers (including fixed account)..................              22,347                57,534               70,020
   Policy charges...........................................            (81,784)              (55,936)             (37,265)
   Transfers for policy benefits and terminations...........            (29,845)               (5,092)              (2,260)
                                                              ------------------    ------------------   ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................             134,912               149,908              134,152
                                                              ------------------    ------------------   ------------------
     Net increase (decrease) in net assets..................             186,080               151,512              154,201
NET ASSETS:
   Beginning of year........................................             401,606               250,094               95,893
                                                              ------------------    ------------------   ------------------
   End of year..............................................  $          587,686    $          401,606   $          250,094
                                                              ==================    ==================   ==================

                                                                   MIST AQR         MIST BLACKROCK
                                                                  GLOBAL RISK       GLOBAL TACTICAL
                                                                   BALANCED           STRATEGIES
                                                              INVESTMENT DIVISION INVESTMENT DIVISION
                                                              ------------------- -------------------
                                                                   2012 (f)            2012 (f)
                                                              ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................  $               --  $               --
   Net realized gains (losses)..............................                (28)                  51
   Change in unrealized gains (losses) on investments.......                 375                 878
                                                              ------------------- -------------------
     Net increase (decrease) in net assets resulting
       from operations......................................                 347                 929
                                                              ------------------- -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............               2,706               5,304
   Net transfers (including fixed account)..................              22,769              34,552
   Policy charges...........................................             (1,026)             (1,705)
   Transfers for policy benefits and terminations...........                (12)                 (2)
                                                              ------------------- -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................              24,437              38,149
                                                              ------------------- -------------------
     Net increase (decrease) in net assets..................              24,784              39,078
NET ASSETS:
   Beginning of year........................................                  --                  --
                                                              ------------------- -------------------
   End of year..............................................  $           24,784  $           39,078
                                                              =================== ===================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                               MIST BLACKROCK LARGE CAP CORE
                                                                                    INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                  2011                 2010
                                                               ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $        2,105,871    $       1,842,952    $        2,318,294
   Net realized gains (losses)..............................          (3,353,915)          (4,542,808)           (7,248,214)
   Change in unrealized gains (losses) on investments.......           38,395,441            3,050,880            38,497,976
                                                               ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................           37,147,397              351,024            33,568,056
                                                               ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............           30,263,186           32,085,988            34,809,861
   Net transfers (including fixed account)..................          (3,536,610)          (2,768,320)           (2,767,361)
   Policy charges...........................................         (25,681,797)         (26,055,182)          (26,462,547)
   Transfers for policy benefits and terminations...........         (22,249,090)         (21,487,307)          (21,236,249)
                                                               ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................         (21,204,311)         (18,224,821)          (15,656,296)
                                                               ------------------    -----------------    ------------------
     Net increase (decrease) in net assets..................           15,943,086         (17,873,797)            17,911,760
NET ASSETS:
   Beginning of year........................................          291,615,739          309,489,536           291,577,776
                                                               ------------------    -----------------    ------------------
   End of year..............................................   $      307,558,825    $     291,615,739    $      309,489,536
                                                               ==================    =================    ==================

                                                                             MIST CLARION GLOBAL REAL ESTATE
                                                                                   INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                 2011                  2010
                                                               ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          469,650    $         822,247    $        1,533,638
   Net realized gains (losses)..............................            (282,095)            (421,589)             (571,095)
   Change in unrealized gains (losses) on investments.......            4,988,577          (1,500,208)             1,969,823
                                                               ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            5,176,132          (1,099,550)             2,932,366
                                                               ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            2,592,509            2,829,699             3,115,895
   Net transfers (including fixed account)..................            1,803,836            (266,335)               (6,843)
   Policy charges...........................................          (1,523,067)          (1,472,266)           (1,472,706)
   Transfers for policy benefits and terminations...........          (1,526,479)          (1,591,725)           (1,474,613)
                                                               ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................            1,346,799            (500,627)               161,733
                                                               ------------------    -----------------    ------------------
     Net increase (decrease) in net assets..................            6,522,931          (1,600,177)             3,094,099
NET ASSETS:
   Beginning of year........................................           19,560,387           21,160,564            18,066,465
                                                               ------------------    -----------------    ------------------
   End of year..............................................   $       26,083,318    $      19,560,387    $       21,160,564
                                                               ==================    =================    ==================

                                                                                MIST DREMAN SMALL CAP VALUE
                                                                                    INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $              358    $              472    $             172
   Net realized gains (losses)..............................                3,130                 1,124                  403
   Change in unrealized gains (losses) on investments.......                1,696               (4,058)                3,392
                                                               ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations......................................                5,184               (2,462)                3,967
                                                               ------------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............               11,572                 8,977                2,082
   Net transfers (including fixed account)..................              (1,795)                 6,064                6,849
   Policy charges...........................................              (6,279)               (4,130)              (2,545)
   Transfers for policy benefits and terminations...........              (6,067)                    --                   --
                                                               ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................              (2,569)                10,911                6,386
                                                               ------------------    ------------------    -----------------
     Net increase (decrease) in net assets..................                2,615                 8,449               10,353
NET ASSETS:
   Beginning of year........................................               35,938                27,489               17,136
                                                               ------------------    ------------------    -----------------
   End of year..............................................   $           38,553    $           35,938    $          27,489
                                                               ==================    ==================    =================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010




                                                                                   MIST HARRIS OAKMARK INTERNATIONAL
                                                                                          INVESTMENT DIVISION
                                                                         -----------------------------------------------------
                                                                               2012               2011              2010
                                                                         ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......................................   $        497,722  $        (38,360)  $        531,826
   Net realized gains (losses)........................................          (140,345)          (114,036)         (312,283)
   Change in unrealized gains (losses) on investments.................          7,474,599        (4,256,535)         4,235,035
                                                                         ----------------  -----------------  ----------------
     Net increase (decrease) in net assets resulting
       from operations................................................          7,831,976        (4,408,931)         4,454,578
                                                                         ----------------  -----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.......................          3,418,984          3,837,373         4,074,673
   Net transfers (including fixed account)............................          (782,470)            133,438           669,473
   Policy charges.....................................................        (1,876,193)        (1,940,266)       (1,984,772)
   Transfers for policy benefits and terminations.....................        (2,206,344)        (1,949,570)       (2,128,605)
                                                                         ----------------  -----------------  ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.......................................        (1,446,023)             80,975           630,769
                                                                         ----------------  -----------------  ----------------
     Net increase (decrease) in net assets............................          6,385,953        (4,327,956)         5,085,347
NET ASSETS:
   Beginning of year..................................................         27,216,742         31,544,698        26,459,351
                                                                         ----------------  -----------------  ----------------
   End of year........................................................   $     33,602,695  $      27,216,742  $     31,544,698
                                                                         ================  =================  ================

                                                                            MIST INVESCO
                                                                            BALANCED-RISK
                                                                             ALLOCATION
                                                                         INVESTMENT DIVISION
                                                                         -------------------
                                                                              2012 (f)
                                                                         -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......................................    $             23
   Net realized gains (losses)........................................                  83
   Change in unrealized gains (losses) on investments.................                 (2)
                                                                         -------------------
     Net increase (decrease) in net assets resulting
       from operations................................................                 104
                                                                         -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.......................               1,603
   Net transfers (including fixed account)............................               6,312
   Policy charges.....................................................               (506)
   Transfers for policy benefits and terminations.....................                  --
                                                                         -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.......................................               7,409
                                                                         -------------------
     Net increase (decrease) in net assets............................               7,513
NET ASSETS:
   Beginning of year..................................................                  --
                                                                         -------------------
   End of year........................................................    $          7,513
                                                                         ===================



                                                                                     MIST INVESCO SMALL CAP GROWTH
                                                                                          INVESTMENT DIVISION
                                                                         ------------------------------------------------------
                                                                               2012               2011               2010
                                                                         -----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......................................   $         (5,823)  $        (5,378)  $         (4,411)
   Net realized gains (losses)........................................             428,171           169,309           (15,371)
   Change in unrealized gains (losses) on investments.................             331,488         (192,641)            887,599
                                                                         -----------------  ----------------  -----------------
     Net increase (decrease) in net assets resulting
       from operations................................................             753,836          (28,710)            867,817
                                                                         -----------------  ----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.......................             443,063           453,004            471,774
   Net transfers (including fixed account)............................           (437,534)            42,346            164,724
   Policy charges.....................................................           (265,168)         (262,281)          (242,532)
   Transfers for policy benefits and terminations.....................           (290,496)         (261,290)          (184,521)
                                                                         -----------------  ----------------  -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.......................................           (550,135)          (28,221)            209,445
                                                                         -----------------  ----------------  -----------------
     Net increase (decrease) in net assets............................             203,701          (56,931)          1,077,262
NET ASSETS:
   Beginning of year..................................................           4,412,967         4,469,898          3,392,636
                                                                         -----------------  ----------------  -----------------
   End of year........................................................   $       4,616,668  $      4,412,967  $       4,469,898
                                                                         =================  ================  =================



                                                                                           MIST JANUS FORTY
                                                                                          INVESTMENT DIVISION
                                                                         -----------------------------------------------------
                                                                               2012               2011              2010
                                                                         ----------------   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......................................   $         43,475   $        231,367  $        202,308
   Net realized gains (losses)........................................            176,627              2,199          (41,591)
   Change in unrealized gains (losses) on investments.................          2,618,525        (1,278,619)         1,120,682
                                                                         ----------------   ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from operations................................................          2,838,627        (1,045,053)         1,281,399
                                                                         ----------------   ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.......................          1,848,830          2,050,382         2,241,409
   Net transfers (including fixed account)............................            554,060        (1,014,538)           410,883
   Policy charges.....................................................        (1,037,840)          (966,083)         (991,073)
   Transfers for policy benefits and terminations.....................        (1,121,178)          (795,086)         (788,374)
                                                                         ----------------   ----------------  ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.......................................            243,872          (725,325)           872,845
                                                                         ----------------   ----------------  ----------------
     Net increase (decrease) in net assets............................          3,082,499        (1,770,378)         2,154,244
NET ASSETS:
   Beginning of year..................................................         12,484,277         14,254,655        12,100,411
                                                                         ----------------   ----------------  ----------------
   End of year........................................................   $     15,566,776   $     12,484,277  $     14,254,655
                                                                         ================   ================  ================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                              MIST JPMORGAN
                                              GLOBAL ACTIVE
                                               ALLOCATION              MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
                                           INVESTMENT DIVISION                      INVESTMENT DIVISION
                                           ------------------- -------------------------------------------------------------
                                                2012 (f)              2012                  2011                  2010
                                           ------------------- ------------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..........  $               68  $           20,415    $            2,384    $             392
   Net realized gains (losses)...........                 107             171,678                93,448             (57,251)
   Change in unrealized gains (losses)
     on investments......................                 152           2,107,124             (217,464)            1,583,027
                                           ------------------- ------------------    ------------------    -----------------
     Net increase (decrease) in net assets
       resulting from operations.........                 327           2,299,217             (121,632)            1,526,168
                                           ------------------- ------------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from
     policy owners.......................               1,977           1,437,587             1,318,130              897,883
   Net transfers (including fixed account)              17,364              70,510             5,034,717            (116,646)
   Policy charges........................               (785)           (965,403)             (807,741)            (544,125)
   Transfers for policy benefits and
     terminations........................                  --           (981,320)             (890,256)            (464,163)
                                           ------------------- ------------------    ------------------    -----------------
     Net increase (decrease) in net assets
       resulting from policy transactions              18,556           (438,626)             4,654,850            (227,051)
                                           ------------------- ------------------    ------------------    -----------------
     Net increase (decrease) in net assets              18,883           1,860,591             4,533,218            1,299,117
NET ASSETS:
   Beginning of year.....................                  --          12,365,794             7,832,576            6,533,459
                                           ------------------- ------------------    ------------------    -----------------
   End of year...........................  $           18,883  $       14,226,385    $       12,365,794    $       7,832,576
                                           =================== ==================    ==================    =================



                                                         MIST LORD ABBETT BOND DEBENTURE
                                                               INVESTMENT DIVISION
                                           -------------------------------------------------------------
                                                  2012                 2011                  2010
                                           ------------------   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..........  $        1,923,060   $        1,509,115    $        1,660,434
   Net realized gains (losses)...........             218,347              583,376               240,525
   Change in unrealized gains (losses)
     on investments......................           1,167,280            (863,576)             1,315,427
                                           ------------------   ------------------    ------------------
     Net increase (decrease) in net assets
       resulting from operations.........           3,308,687            1,228,915             3,216,386
                                           ------------------   ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from
     policy owners.......................           2,367,942            2,158,065             2,523,009
   Net transfers (including fixed account)             308,984          (2,168,860)             (548,415)
   Policy charges........................         (1,678,880)          (1,640,766)           (1,768,086)
   Transfers for policy benefits and
     terminations........................         (1,522,631)          (1,520,091)           (1,782,906)
                                           ------------------   ------------------    ------------------
     Net increase (decrease) in net assets
       resulting from policy transactions           (524,585)          (3,171,652)           (1,576,398)
                                           ------------------   ------------------    ------------------
     Net increase (decrease) in net assets           2,784,102          (1,942,737)             1,639,988
NET ASSETS:
   Beginning of year.....................          25,730,993           27,673,730            26,033,742
                                           ------------------   ------------------    ------------------
   End of year...........................  $       28,515,095   $       25,730,993    $       27,673,730
                                           ==================   ==================    ==================



                                                         MIST LORD ABBETT MID CAP VALUE
                                                               INVESTMENT DIVISION
                                           -------------------------------------------------------------
                                                  2012                 2011                  2010
                                           -----------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..........  $        (48,839)    $              603    $              568
   Net realized gains (losses)...........           (82,924)                   818                 3,236
   Change in unrealized gains (losses)
     on investments......................          2,481,449               (5,510)                19,769
                                           -----------------    ------------------    ------------------
     Net increase (decrease) in net assets
       resulting from operations.........          2,349,686               (4,089)                23,573
                                           -----------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from
     policy owners.......................          4,895,051                 5,506                 6,334
   Net transfers (including fixed account)         74,538,068                11,792              (18,047)
   Policy charges........................        (3,428,791)               (3,541)               (4,191)
   Transfers for policy benefits and
     terminations........................        (3,581,952)                    --                    --
                                           -----------------    ------------------    ------------------
     Net increase (decrease) in net assets
       resulting from policy transactions         72,422,376                13,757              (15,904)
                                           -----------------    ------------------    ------------------
     Net increase (decrease) in net assets         74,772,062                 9,668                 7,669
NET ASSETS:
   Beginning of year.....................            120,858               111,190               103,521
                                           -----------------    ------------------    ------------------
   End of year...........................  $      74,892,920    $          120,858    $          111,190
                                           =================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                               MIST MET/FRANKLIN INCOME
                                                                                  INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $           13,809    $           8,323    $            3,216
   Net realized gains (losses).............................                6,138                5,705                   823
   Change in unrealized gains (losses) on investments......               16,385              (8,507)                10,272
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               36,332                5,521                14,311
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............               63,058               44,198                28,894
   Net transfers (including fixed account).................               32,509               67,493                66,675
   Policy charges..........................................             (28,891)             (23,591)              (12,613)
   Transfers for policy benefits and terminations..........                (397)              (7,430)               (1,480)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................               66,279               80,670                81,476
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets.................              102,611               86,191                95,787
NET ASSETS:
   Beginning of year.......................................              237,483              151,292                55,505
                                                              ------------------    -----------------    ------------------
   End of year.............................................   $          340,094    $         237,483    $          151,292
                                                              ==================    =================    ==================

                                                                             MIST MET/FRANKLIN MUTUAL SHARES
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $              766    $           1,982    $               --
   Net realized gains (losses).............................               16,308                4,102                   683
   Change in unrealized gains (losses) on investments......              (3,910)              (6,478)                 4,077
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               13,164                (394)                 4,760
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............               25,120               18,290                13,024
   Net transfers (including fixed account).................               13,414               18,465                22,360
   Policy charges..........................................             (12,687)              (9,290)               (6,571)
   Transfers for policy benefits and terminations..........                (376)              (4,200)                 (811)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................               25,471               23,265                28,002
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets.................               38,635               22,871                32,762
NET ASSETS:
   Beginning of year.......................................               79,913               57,042                24,280
                                                              ------------------    -----------------    ------------------
   End of year.............................................   $          118,548    $          79,913    $           57,042
                                                              ==================    =================    ==================

                                                                     MIST MET/FRANKLIN TEMPLETON FOUNDING STRATEGY
                                                                                  INVESTMENT DIVISION
                                                              ------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              -----------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $          12,419    $            5,031    $              --
   Net realized gains (losses).............................               8,321                 2,290                1,546
   Change in unrealized gains (losses) on investments......              24,847              (10,599)               23,230
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations.....................................              45,587               (3,278)               24,776
                                                              -----------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............              27,214                25,042               25,504
   Net transfers (including fixed account).................            (17,678)                 2,199               21,917
   Policy charges..........................................            (10,138)               (8,412)              (6,972)
   Transfers for policy benefits and terminations..........               (407)                  (19)                   --
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................             (1,009)                18,810               40,449
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets.................              44,578                15,532               65,225
NET ASSETS:
   Beginning of year.......................................             275,812               260,280              195,055
                                                              -----------------    ------------------    -----------------
   End of year.............................................   $         320,390    $          275,812    $         260,280
                                                              =================    ==================    =================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010




                                                                                MIST MET/TEMPLETON GROWTH
                                                                                   INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                 2011                  2010
                                                               ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $              964    $             792    $              305
   Net realized gains (losses)..............................                3,604                  371                   125
   Change in unrealized gains (losses) on investments.......                8,197              (5,463)                 3,904
                                                               ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................               12,765              (4,300)                 4,334
                                                               ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............               18,145               18,937                18,420
   Net transfers (including fixed account)..................              (9,508)                2,912                12,049
   Policy charges...........................................              (6,328)              (6,419)               (5,335)
   Transfers for policy benefits and terminations...........                (793)              (6,096)                 (173)
                                                               ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................                1,516                9,334                24,961
                                                               ------------------    -----------------    ------------------
     Net increase (decrease) in net assets..................               14,281                5,034                29,295
NET ASSETS:
   Beginning of year........................................               53,526               48,492                19,197
                                                               ------------------    -----------------    ------------------
   End of year..............................................   $           67,807    $          53,526    $           48,492
                                                               ==================    =================    ==================

                                                                      MIST
                                                                  MET/TEMPLETON
                                                               INTERNATIONAL BOND      MIST METLIFE AGGRESSIVE STRATEGY
                                                               INVESTMENT DIVISION            INVESTMENT DIVISION
                                                               -------------------  ---------------------------------------
                                                                    2012 (f)              2012                2011 (d)
                                                               -------------------  -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $               --   $         106,199    $          (8,047)
   Net realized gains (losses)..............................                   21            (55,023)             (117,896)
   Change in unrealized gains (losses) on investments.......                   47           2,084,613           (1,834,063)
                                                               -------------------  -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................                   68           2,135,789           (1,960,006)
                                                               -------------------  -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............                  772           2,523,168             1,640,701
   Net transfers (including fixed account)..................                2,031           (222,009)            14,330,838
   Policy charges...........................................                (254)         (1,016,618)             (680,441)
   Transfers for policy benefits and terminations...........                 (12)           (750,395)             (858,431)
                                                               -------------------  -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................                2,537             534,146            14,432,667
                                                               -------------------  -----------------    ------------------
     Net increase (decrease) in net assets..................                2,605           2,669,935            12,472,661
NET ASSETS:
   Beginning of year........................................                   --          12,472,661                    --
                                                               -------------------  -----------------    ------------------
   End of year..............................................   $            2,605   $      15,142,596    $       12,472,661
                                                               ===================  =================    ==================


                                                                  MIST METLIFE
                                                                  BALANCED PLUS        MIST MFS EMERGING MARKETS EQUITY
                                                               INVESTMENT DIVISION            INVESTMENT DIVISION
                                                               -------------------  ---------------------------------------
                                                                    2012 (f)               2012                2011 (d)
                                                               -------------------  ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $               --   $            1,167    $              --
   Net realized gains (losses)..............................                  119              (1,470)                 (70)
   Change in unrealized gains (losses) on investments.......                1,691                9,361              (3,209)
                                                               -------------------  ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations......................................                1,810                9,058              (3,279)
                                                               -------------------  ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............                2,506               18,431                3,938
   Net transfers (including fixed account)..................               42,755               46,229               23,265
   Policy charges...........................................              (1,138)              (6,816)                (911)
   Transfers for policy benefits and terminations...........                   --                (895)                 (63)
                                                               -------------------  ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................               44,123               56,949               26,229
                                                               -------------------  ------------------    -----------------
     Net increase (decrease) in net assets..................               45,933               66,007               22,950
NET ASSETS:
   Beginning of year........................................                   --               22,950                   --
                                                               -------------------  ------------------    -----------------
   End of year..............................................   $           45,933   $           88,957    $          22,950
                                                               ===================  ==================    =================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                              MIST MFS RESEARCH INTERNATIONAL
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          266,180    $          267,989    $          222,616
   Net realized gains (losses)..............................            (345,224)             (233,782)             (545,005)
   Change in unrealized gains (losses) on investments.......            2,185,121           (1,480,693)             1,743,808
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            2,106,077           (1,446,486)             1,421,419
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            1,458,020             1,640,050             1,870,809
   Net transfers (including fixed account)..................            1,660,976                51,977             (766,625)
   Policy charges...........................................            (839,930)             (858,974)             (890,996)
   Transfers for policy benefits and terminations...........            (841,229)           (1,130,486)             (892,543)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................            1,437,837             (297,433)             (679,355)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            3,543,914           (1,743,919)               742,064
NET ASSETS:
   Beginning of year........................................           12,176,899            13,920,818            13,178,754
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $       15,720,813    $       12,176,899    $       13,920,818
                                                               ==================    ==================    ==================

                                                                                     MIST MLA MID CAP
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $           26,174    $           43,433    $           44,249
   Net realized gains (losses)..............................             (28,631)              (15,584)              (93,933)
   Change in unrealized gains (losses) on investments.......              296,637             (320,660)             1,108,654
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................              294,180             (292,811)             1,058,970
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............              620,922               665,125               700,574
   Net transfers (including fixed account)..................            (187,706)               304,589                24,219
   Policy charges...........................................            (364,656)             (382,010)             (380,767)
   Transfers for policy benefits and terminations...........            (442,679)             (602,339)             (387,630)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................            (374,119)              (14,635)              (43,604)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................             (79,939)             (307,446)             1,015,366
NET ASSETS:
   Beginning of year........................................            5,277,678             5,585,124             4,569,758
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $        5,197,739    $        5,277,678    $        5,585,124
                                                               ==================    ==================    ==================

                                                                            MIST MORGAN STANLEY MID CAP GROWTH
                                                                                    INVESTMENT DIVISION
                                                               -------------------------------------------------------------
                                                                      2012                  2011                 2010
                                                               ------------------   -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $        (579,825)   $           866,726   $        (375,077)
   Net realized gains (losses)..............................            1,677,793             7,856,152              336,382
   Change in unrealized gains (losses) on investments.......           15,368,250          (21,552,444)           31,775,159
                                                               ------------------   -------------------   ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................           16,466,218          (12,829,566)           31,736,464
                                                               ------------------   -------------------   ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............           21,032,275            22,486,193           16,409,129
   Net transfers (including fixed account)..................          (1,255,442)           (4,111,245)          174,856,480
   Policy charges...........................................         (14,401,148)          (15,255,941)         (10,113,246)
   Transfers for policy benefits and terminations...........         (13,701,209)          (15,693,955)          (9,440,323)
                                                               ------------------   -------------------   ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................          (8,325,524)          (12,574,948)          171,712,040
                                                               ------------------   -------------------   ------------------
     Net increase (decrease) in net assets..................            8,140,694          (25,404,514)          203,448,504
NET ASSETS:
   Beginning of year........................................          178,350,417           203,754,931              306,427
                                                               ------------------   -------------------   ------------------
   End of year..............................................   $      186,491,111   $       178,350,417   $      203,754,931
                                                               ==================   ===================   ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                           MIST PIMCO INFLATION PROTECTED BOND
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $          369,500    $         146,996    $          195,330
   Net realized gains (losses).............................              800,878              525,047               281,279
   Change in unrealized gains (losses) on investments......            (101,684)              331,187               130,473
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................            1,068,694            1,003,230               607,082
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............            1,385,490            1,244,015             1,208,996
   Net transfers (including fixed account).................            2,478,586              671,186               587,680
   Policy charges..........................................            (865,472)            (683,641)             (626,248)
   Transfers for policy benefits and terminations..........            (915,239)            (527,827)             (699,416)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................            2,083,365              703,733               471,012
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets.................            3,152,059            1,706,963             1,078,094
NET ASSETS:
   Beginning of year.......................................           10,519,501            8,812,538             7,734,444
                                                              ------------------    -----------------    ------------------
   End of year.............................................   $       13,671,560    $      10,519,501    $        8,812,538
                                                              ==================    =================    ==================

                                                                                MIST PIMCO TOTAL RETURN
                                                                                  INVESTMENT DIVISION
                                                              ------------------------------------------------------------
                                                                    2012                  2011                 2010
                                                              -----------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $       1,570,173    $        1,281,730    $       1,574,811
   Net realized gains (losses).............................             347,234             1,634,121              474,495
   Change in unrealized gains (losses) on investments......           2,519,869           (1,410,547)            1,426,113
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations.....................................           4,437,276             1,505,304            3,475,419
                                                              -----------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............           4,797,851             5,110,970            5,334,220
   Net transfers (including fixed account).................           1,382,335             1,024,517            3,101,158
   Policy charges..........................................         (3,598,862)           (3,416,996)          (3,436,516)
   Transfers for policy benefits and terminations..........         (3,664,586)           (3,694,178)          (3,692,336)
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................         (1,083,262)             (975,687)            1,306,526
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets.................           3,354,014               529,617            4,781,945
NET ASSETS:
   Beginning of year.......................................          47,131,879            46,602,262           41,820,317
                                                              -----------------    ------------------    -----------------
   End of year.............................................   $      50,485,893    $       47,131,879    $      46,602,262
                                                              =================    ==================    =================

                                                                                    MIST PIONEER FUND
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $            2,902    $           2,289    $            1,987
   Net realized gains (losses).............................                1,266               21,102                 6,067
   Change in unrealized gains (losses) on investments......               14,560             (30,602)                25,716
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               18,728              (7,211)                33,770
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............                4,118                5,551                 4,871
   Net transfers (including fixed account).................                   15              (1,284)              (26,206)
   Policy charges..........................................              (4,551)              (4,647)               (5,711)
   Transfers for policy benefits and terminations..........                   --             (61,915)                    --
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................                (418)             (62,295)              (27,046)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets.................               18,310             (69,506)                 6,724
NET ASSETS:
   Beginning of year.......................................              176,354              245,860               239,136
                                                              ------------------    -----------------    ------------------
   End of year.............................................   $          194,664    $         176,354    $          245,860
                                                              ==================    =================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010



                                                                                           MIST RCM TECHNOLOGY
                                                                                           INVESTMENT DIVISION
                                                                          -----------------------------------------------------
                                                                                2012               2011              2010
                                                                          ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................................   $       (19,709)  $        (21,877)  $       (19,473)
   Net realized gains (losses).........................................          1,817,918            512,571          (54,192)
   Change in unrealized gains (losses) on investments..................          (166,446)        (1,944,446)         3,551,862
                                                                          ----------------  -----------------  ----------------
     Net increase (decrease) in net assets resulting
       from operations.................................................          1,631,763        (1,453,752)         3,478,197
                                                                          ----------------  -----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........................          1,416,829          1,591,820         1,602,041
   Net transfers (including fixed account).............................          (338,762)          (740,109)             7,146
   Policy charges......................................................          (971,378)        (1,067,941)       (1,050,386)
   Transfers for policy benefits and terminations......................        (1,022,707)        (1,227,369)       (1,144,160)
                                                                          ----------------  -----------------  ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................................          (916,018)        (1,443,599)         (585,359)
                                                                          ----------------  -----------------  ----------------
     Net increase (decrease) in net assets.............................            715,745        (2,897,351)         2,892,838
NET ASSETS:
   Beginning of year...................................................         13,216,535         16,113,886        13,221,048
                                                                          ----------------  -----------------  ----------------
   End of year.........................................................   $     13,932,280  $      13,216,535  $     16,113,886
                                                                          ================  =================  ================

                                                                            MIST SCHRODERS
                                                                          GLOBAL MULTI-ASSET
                                                                          INVESTMENT DIVISION
                                                                          -------------------
                                                                               2012 (f)
                                                                          -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................................    $             42
   Net realized gains (losses).........................................                 103
   Change in unrealized gains (losses) on investments..................                (23)
                                                                          -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................................                 122
                                                                          -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........................                 792
   Net transfers (including fixed account).............................               5,247
   Policy charges......................................................               (409)
   Transfers for policy benefits and terminations......................                  --
                                                                          -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................................               5,630
                                                                          -------------------
     Net increase (decrease) in net assets.............................               5,752
NET ASSETS:
   Beginning of year...................................................                  --
                                                                          -------------------
   End of year.........................................................    $          5,752
                                                                          ===================


                                                                                     MIST SSGA GROWTH AND INCOME ETF
                                                                                           INVESTMENT DIVISION
                                                                          ------------------------------------------------------
                                                                                2012               2011              2010
                                                                          ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................................   $        126,210  $          67,326  $          30,178
   Net realized gains (losses).........................................            168,614            123,633             16,158
   Change in unrealized gains (losses) on investments..................            365,606          (151,325)            322,318
                                                                          ----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
       from operations.................................................            660,430             39,634            368,654
                                                                          ----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........................            646,514            610,076            471,109
   Net transfers (including fixed account).............................            942,683            653,921          1,821,735
   Policy charges......................................................          (351,822)          (275,433)          (206,111)
   Transfers for policy benefits and terminations......................          (341,292)          (235,978)          (217,589)
                                                                          ----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................................            896,083            752,586          1,869,144
                                                                          ----------------  -----------------  -----------------
     Net increase (decrease) in net assets.............................          1,556,513            792,220          2,237,798
NET ASSETS:
   Beginning of year...................................................          4,611,127          3,818,907          1,581,109
                                                                          ----------------  -----------------  -----------------
   End of year.........................................................   $      6,167,640  $       4,611,127  $       3,818,907
                                                                          ================  =================  =================


                                                                                          MIST SSGA GROWTH ETF
                                                                                           INVESTMENT DIVISION
                                                                          ------------------------------------------------------
                                                                                2012               2011               2010
                                                                          -----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................................   $          74,518  $         52,353  $          30,058
   Net realized gains (losses).........................................             177,699            63,035             12,378
   Change in unrealized gains (losses) on investments..................             279,360         (183,850)            271,601
                                                                          -----------------  ----------------  -----------------
     Net increase (decrease) in net assets resulting
       from operations.................................................             531,577          (68,462)            314,037
                                                                          -----------------  ----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........................             510,609           473,918            426,740
   Net transfers (including fixed account).............................             331,103           671,574            479,704
   Policy charges......................................................           (237,442)         (208,531)          (158,620)
   Transfers for policy benefits and terminations......................           (200,877)         (238,362)          (171,487)
                                                                          -----------------  ----------------  -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................................             403,393           698,599            576,337
                                                                          -----------------  ----------------  -----------------
     Net increase (decrease) in net assets.............................             934,970           630,137            890,374
NET ASSETS:
   Beginning of year...................................................           3,309,518         2,679,381          1,789,007
                                                                          -----------------  ----------------  -----------------
   End of year.........................................................   $       4,244,488  $      3,309,518  $       2,679,381
                                                                          =================  ================  =================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                            MIST T. ROWE PRICE LARGE CAP VALUE
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               -------------------   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................  $            19,582   $            9,481    $           65,246
   Net realized gains (losses)...............................              (1,403)            (435,260)              (79,021)
   Change in unrealized gains (losses) on investments........              181,043              577,510               921,874
                                                               -------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              199,222              151,731               908,099
                                                               -------------------   ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............                7,131                4,938               427,886
   Net transfers (including fixed account)...................               49,898          (4,150,820)              (66,707)
   Policy charges............................................             (17,285)             (46,340)             (201,169)
   Transfers for policy benefits and terminations............                  (5)          (1,102,016)               (7,059)
                                                               -------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................               39,739          (5,294,238)               152,951
                                                               -------------------   ------------------    ------------------
     Net increase (decrease) in net assets...................              238,961          (5,142,507)             1,061,050
NET ASSETS:
   Beginning of year.........................................            1,081,554            6,224,061             5,163,011
                                                               -------------------   ------------------    ------------------
   End of year...............................................  $         1,320,515   $        1,081,554    $        6,224,061
                                                               ===================   ==================    ==================

                                                                             MIST T. ROWE PRICE MID CAP GROWTH
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................  $         (29,751)    $         (30,563)    $         (25,378)
   Net realized gains (losses)...............................           2,629,009               872,771               131,367
   Change in unrealized gains (losses) on investments........             206,878           (1,837,318)             4,580,355
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................           2,806,136             (995,110)             4,686,344
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............           1,915,712             2,194,867             2,269,288
   Net transfers (including fixed account)...................         (5,662,939)             5,978,566               264,028
   Policy charges............................................         (1,349,872)           (1,564,864)           (1,309,355)
   Transfers for policy benefits and terminations............         (1,768,009)           (1,643,740)           (1,448,078)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................         (6,865,108)             4,964,829             (224,117)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................         (4,058,972)             3,969,719             4,462,227
NET ASSETS:
   Beginning of year.........................................          25,204,627            21,234,908            16,772,681
                                                               ------------------    ------------------    ------------------
   End of year...............................................  $       21,145,655    $       25,204,627    $       21,234,908
                                                               ==================    ==================    ==================

                                                                             MIST THIRD AVENUE SMALL CAP VALUE
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................  $               --    $            9,414    $           12,822
   Net realized gains (losses)...............................              12,071                86,881                42,370
   Change in unrealized gains (losses) on investments........             129,525             (240,493)               198,929
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................             141,596             (144,198)               254,121
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              66,068                28,968               152,265
   Net transfers (including fixed account)...................            (58,431)             (400,494)               298,003
   Policy charges............................................            (25,818)              (28,620)              (29,425)
   Transfers for policy benefits and terminations............            (47,729)             (225,194)                 (369)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (65,910)             (625,340)               420,474
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              75,686             (769,538)               674,595
NET ASSETS:
   Beginning of year.........................................             806,051             1,575,589               900,994
                                                               ------------------    ------------------    ------------------
   End of year...............................................  $          881,737    $          806,051    $        1,575,589
                                                               ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                          MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $          341,410    $          546,449    $          454,798
   Net realized gains (losses)..............................          (1,190,404)             (808,593)           (1,030,425)
   Change in unrealized gains (losses) on investments.......            7,502,480           (8,900,342)             3,370,719
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            6,653,486           (9,162,486)             2,795,092
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............            4,637,990             4,892,915             5,258,777
   Net transfers (including fixed account)..................          (1,376,713)               100,755             (592,663)
   Policy charges...........................................          (2,907,524)           (3,147,651)           (3,370,345)
   Transfers for policy benefits and terminations...........          (2,527,135)           (2,530,848)           (3,487,847)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................          (2,173,382)             (684,829)           (2,192,078)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            4,480,104           (9,847,315)               603,014
NET ASSETS:
   Beginning of year........................................           35,919,561            45,766,876            45,163,862
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $       40,399,665    $       35,919,561    $       45,766,876
                                                               ==================    ==================    ==================

                                                                         MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $        4,231,088    $        3,875,815    $        3,995,454
   Net realized gains (losses)..............................              604,720               843,640               613,564
   Change in unrealized gains (losses) on investments.......            (447,969)             3,276,276             1,607,603
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................            4,387,839             7,995,731             6,216,621
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............           12,468,986            12,546,475            13,651,933
   Net transfers (including fixed account)..................            7,067,547           (5,035,008)             4,296,224
   Policy charges...........................................          (8,609,472)           (8,528,408)           (8,696,729)
   Transfers for policy benefits and terminations...........          (7,662,930)          (12,699,958)           (7,334,933)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................            3,264,131          (13,716,899)             1,916,495
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            7,651,970           (5,721,168)             8,133,116
NET ASSETS:
   Beginning of year........................................          108,763,587           114,484,755           106,351,639
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $      116,415,557    $      108,763,587    $      114,484,755
                                                               ==================    ==================    ==================

                                                                              MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                    INVESTMENT DIVISION
                                                               --------------------------------------------------------------
                                                                      2012                  2011                  2010
                                                               ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $      (1,258,555)    $        (701,469)    $      (1,111,813)
   Net realized gains (losses)..............................            2,892,428             2,544,325               451,106
   Change in unrealized gains (losses) on investments.......           17,096,166           (8,863,059)            26,312,677
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................           18,730,039           (7,020,203)            25,651,970
                                                               ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............           17,178,798            17,102,384            18,632,365
   Net transfers (including fixed account)..................          (3,218,712)             3,214,026           (3,158,688)
   Policy charges...........................................         (13,834,330)          (14,177,756)          (14,307,761)
   Transfers for policy benefits and terminations...........         (13,147,114)          (14,269,181)          (14,208,996)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................         (13,021,358)           (8,130,527)          (13,043,080)
                                                               ------------------    ------------------    ------------------
     Net increase (decrease) in net assets..................            5,708,681          (15,150,730)            12,608,890
NET ASSETS:
   Beginning of year........................................          184,990,795           200,141,525           187,532,635
                                                               ------------------    ------------------    ------------------
   End of year..............................................   $      190,699,476    $      184,990,795    $      200,141,525
                                                               ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                  MSF BLACKROCK BOND INCOME
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        1,971,467    $        2,986,399    $        3,017,278
   Net realized gains (losses)...............................              905,570               132,024                24,746
   Change in unrealized gains (losses) on investments........            2,995,775             1,930,533             3,372,816
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            5,872,812             5,048,956             6,414,840
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            7,520,502             7,828,777             8,520,413
   Net transfers (including fixed account)...................              238,363           (1,265,327)               406,620
   Policy charges............................................          (6,492,283)           (6,574,083)           (6,951,509)
   Transfers for policy benefits and terminations............          (5,691,274)           (5,835,954)           (5,946,761)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (4,424,692)           (5,846,587)           (3,971,237)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            1,448,120             (797,631)             2,443,603
NET ASSETS:
   Beginning of year.........................................           84,065,205            84,862,836            82,419,233
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       85,513,325    $       84,065,205    $       84,862,836
                                                                ==================    ==================    ==================

                                                                                   MSF BLACKROCK DIVERSIFIED
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $         4,600,384    $        4,934,321    $        3,404,858
   Net realized gains (losses)...............................             1,094,116             (191,522)           (1,951,136)
   Change in unrealized gains (losses) on investments........            23,691,349             3,658,514            20,635,275
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            29,385,849             8,401,313            22,088,997
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            26,242,636            27,879,758            29,469,771
   Net transfers (including fixed account)...................           (1,486,565)             (878,239)           (2,059,076)
   Policy charges............................................          (23,779,226)          (23,910,845)          (24,452,759)
   Transfers for policy benefits and terminations............          (18,935,103)          (19,040,111)          (19,336,433)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (17,958,258)          (15,949,437)          (16,378,497)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            11,427,591           (7,548,124)             5,710,500
NET ASSETS:
   Beginning of year.........................................           255,554,192           263,102,316           257,391,816
                                                                -------------------    ------------------    ------------------
   End of year...............................................   $       266,981,783    $      255,554,192    $      263,102,316
                                                                ===================    ==================    ==================

                                                                                MSF BLACKROCK LARGE CAP VALUE
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          209,379    $          129,733    $          104,202
   Net realized gains (losses)...............................            2,007,312              (80,782)             (263,466)
   Change in unrealized gains (losses) on investments........            (358,711)               254,349             1,265,453
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            1,857,980               303,300             1,106,189
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            1,824,774             1,997,147             2,157,901
   Net transfers (including fixed account)...................            (541,800)                22,211             (183,197)
   Policy charges............................................            (986,361)             (953,175)             (948,186)
   Transfers for policy benefits and terminations............          (1,176,695)             (955,568)             (957,459)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (880,082)               110,615                69,059
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              977,898               413,915             1,175,248
NET ASSETS:
   Beginning of year.........................................           13,313,052            12,899,137            11,723,889
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       14,290,950    $       13,313,052    $       12,899,137
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                            MSF BLACKROCK LEGACY LARGE CAP GROWTH
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           33,557    $            6,652    $            7,111
   Net realized gains (losses)...............................              261,278               137,813                75,641
   Change in unrealized gains (losses) on investments........            1,344,869             (879,158)             1,107,022
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            1,639,704             (734,693)             1,189,774
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            2,048,562             1,133,989             1,127,304
   Net transfers (including fixed account)...................            4,185,125             1,403,176                39,075
   Policy charges............................................            (887,196)             (567,701)             (545,713)
   Transfers for policy benefits and terminations............            (341,906)           (1,189,484)             (438,412)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            5,004,585               779,980               182,254
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            6,644,289                45,287             1,372,028
NET ASSETS:
   Beginning of year.........................................            7,367,810             7,322,523             5,950,495
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       14,012,099    $        7,367,810    $        7,322,523
                                                                ==================    ==================    ==================

                                                                                 MSF BLACKROCK MONEY MARKET
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $         (48,731)    $         (47,046)    $         (50,998)
   Net realized gains (losses)...............................                   --                    --                    --
   Change in unrealized gains (losses) on investments........                   --                    --                    --
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................             (48,731)              (47,046)              (50,998)
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            1,122,876             6,905,158            14,816,043
   Net transfers (including fixed account)...................            4,792,952          (10,656,392)          (13,160,154)
   Policy charges............................................            (709,203)           (1,223,525)           (1,590,193)
   Transfers for policy benefits and terminations............          (2,666,648)           (4,013,323)           (5,424,880)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            2,539,977           (8,988,082)           (5,359,184)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            2,491,246           (9,035,128)           (5,410,182)
NET ASSETS:
   Beginning of year.........................................           20,783,208            29,818,336            35,228,518
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       23,274,454    $       20,783,208    $       29,818,336
                                                                ==================    ==================    ==================

                                                                                   MSF DAVIS VENTURE VALUE
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          426,207    $          594,738    $          478,976
   Net realized gains (losses)...............................              549,533               492,146               191,969
   Change in unrealized gains (losses) on investments........            5,763,493           (3,392,027)             5,562,556
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            6,739,233           (2,305,143)             6,233,501
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            6,480,032             7,273,891             8,027,444
   Net transfers (including fixed account)...................            (813,439)                33,336             (908,212)
   Policy charges............................................          (3,889,505)           (4,125,791)           (4,273,615)
   Transfers for policy benefits and terminations............          (3,947,761)           (5,136,119)           (3,941,742)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (2,170,673)           (1,954,683)           (1,096,125)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            4,568,560           (4,259,826)             5,137,376
NET ASSETS:
   Beginning of year.........................................           53,650,792            57,910,618            52,773,242
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       58,219,352    $       53,650,792    $       57,910,618
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                    MSF FI VALUE LEADERS
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           70,985    $           63,160    $           83,130
   Net realized gains (losses)...............................             (88,358)              (99,840)             (145,291)
   Change in unrealized gains (losses) on investments........              950,530             (347,209)               885,079
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              933,157             (383,889)               822,918
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              820,292               906,978               997,133
   Net transfers (including fixed account)...................            (147,091)               107,098                41,388
   Policy charges............................................            (482,886)             (480,838)             (492,127)
   Transfers for policy benefits and terminations............            (441,144)             (572,452)             (361,541)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (250,829)              (39,214)               184,853
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              682,328             (423,103)             1,007,771
NET ASSETS:
   Beginning of year.........................................            6,065,829             6,488,932             5,481,161
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $        6,748,157    $        6,065,829    $        6,488,932
                                                                ==================    ==================    ==================

                                                                                     MSF JENNISON GROWTH
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           28,105    $           35,563    $           76,963
   Net realized gains (losses)...............................            2,811,173               251,119                17,747
   Change in unrealized gains (losses) on investments........            (683,735)             (215,551)             1,535,759
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            2,155,543                71,131             1,630,469
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            1,531,550             1,444,160             1,601,194
   Net transfers (including fixed account)...................            2,297,949              (43,841)               598,866
   Policy charges............................................          (1,167,566)           (1,041,433)           (1,057,353)
   Transfers for policy benefits and terminations............          (1,209,351)           (1,671,932)             (838,122)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            1,452,582           (1,313,046)               304,585
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            3,608,125           (1,241,915)             1,935,054
NET ASSETS:
   Beginning of year.........................................           14,166,486            15,408,401            13,473,347
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       17,774,611    $       14,166,486    $       15,408,401
                                                                ==================    ==================    ==================

                                                                              MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $         (18,930)    $            1,388    $          (1,686)
   Net realized gains (losses)...............................              734,986               258,722              (55,224)
   Change in unrealized gains (losses) on investments........            1,736,369             (166,265)             4,065,140
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            2,452,425                93,845             4,008,230
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            1,746,601             1,937,235             2,076,395
   Net transfers (including fixed account)...................            (297,817)             (342,656)             (491,792)
   Policy charges............................................          (1,178,997)           (1,184,554)           (1,136,246)
   Transfers for policy benefits and terminations............          (1,329,599)           (1,342,670)             (999,217)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (1,059,812)             (932,645)             (550,860)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            1,392,613             (838,800)             3,457,370
NET ASSETS:
   Beginning of year.........................................           17,443,984            18,282,784            14,825,414
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       18,836,597    $       17,443,984    $       18,282,784
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                              MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           (7,211)    $          (7,268)    $          (5,276)
   Net realized gains (losses)...............................               192,524               104,198              (47,680)
   Change in unrealized gains (losses) on investments........               678,535               121,090             1,843,398
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................               863,848               218,020             1,790,442
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............               809,473               919,698               919,140
   Net transfers (including fixed account)...................             (560,400)               627,796                81,273
   Policy charges............................................             (544,759)             (543,214)             (467,534)
   Transfers for policy benefits and terminations............             (652,904)             (472,962)             (486,248)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................             (948,590)               531,318                46,631
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              (84,742)               749,338             1,837,073
NET ASSETS:
   Beginning of year.........................................             8,179,779             7,430,441             5,593,368
                                                                -------------------    ------------------    ------------------
   End of year...............................................   $         8,095,037    $        8,179,779    $        7,430,441
                                                                ===================    ==================    ==================

                                                                                MSF MET/ARTISAN MID CAP VALUE
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          436,661    $           407,836   $           269,841
   Net realized gains (losses)...............................            (286,700)              (412,007)             (887,093)
   Change in unrealized gains (losses) on investments........            5,263,295              3,096,938             6,661,231
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            5,413,256              3,092,767             6,043,979
                                                                ------------------    -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            5,235,295              5,738,107             6,389,633
   Net transfers (including fixed account)...................            (939,024)              (545,207)             (144,561)
   Policy charges............................................          (3,448,574)            (3,492,122)           (3,452,818)
   Transfers for policy benefits and terminations............          (3,304,159)            (4,205,697)           (3,307,007)
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (2,456,462)            (2,504,919)             (514,753)
                                                                ------------------    -------------------   -------------------
     Net increase (decrease) in net assets...................            2,956,794                587,848             5,529,226
NET ASSETS:
   Beginning of year.........................................           47,188,989             46,601,141            41,071,915
                                                                ------------------    -------------------   -------------------
   End of year...............................................   $       50,145,783    $        47,188,989   $        46,601,141
                                                                ==================    ===================   ===================

                                                                             MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                   2010
                                                                ------------------    ------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          138,695    $           90,783    $            97,058
   Net realized gains (losses)...............................              174,266                77,218                 46,459
   Change in unrealized gains (losses) on investments........              123,869              (37,275)                119,161
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              436,830               130,726                262,678
                                                                ------------------    ------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              568,235               485,812                467,696
   Net transfers (including fixed account)...................            1,144,105               943,856              1,892,409
   Policy charges............................................            (430,185)             (382,404)              (312,969)
   Transfers for policy benefits and terminations............            (704,305)             (843,231)              (461,555)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................              577,850               204,033              1,585,581
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets...................            1,014,680               334,759              1,848,259
NET ASSETS:
   Beginning of year.........................................            4,371,255             4,036,496              2,188,237
                                                                ------------------    ------------------    -------------------
   End of year...............................................   $        5,385,935    $        4,371,255    $         4,036,496
                                                                ==================    ==================    ===================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                       MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          205,059    $          143,058    $          181,977
   Net realized gains (losses)...............................               81,535               135,436                32,319
   Change in unrealized gains (losses) on investments........              541,162             (210,123)               421,073
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              827,756                68,371               635,369
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            1,481,933               968,450             1,013,491
   Net transfers (including fixed account)...................              843,570             (142,377)             1,079,782
   Policy charges............................................            (736,496)             (655,066)             (608,098)
   Transfers for policy benefits and terminations............            (304,695)             (600,517)             (457,386)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            1,284,312             (429,510)             1,027,789
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            2,112,068             (361,139)             1,663,158
NET ASSETS:
   Beginning of year.........................................            6,564,562             6,925,701             5,262,543
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $        8,676,630    $        6,564,562    $        6,925,701
                                                                ==================    ==================    ==================

                                                                               MSF METLIFE MID CAP STOCK INDEX
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          611,419    $          541,527    $          516,311
   Net realized gains (losses)...............................            3,617,861             3,401,215               248,370
   Change in unrealized gains (losses) on investments........            6,545,785           (4,954,472)            12,893,844
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................           10,775,065           (1,011,730)            13,658,525
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            6,251,227             6,663,417             7,250,885
   Net transfers (including fixed account)...................            (874,909)               550,217               173,240
   Policy charges............................................          (4,370,955)           (4,391,491)           (4,343,511)
   Transfers for policy benefits and terminations............          (4,820,226)           (4,758,860)           (4,634,928)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (3,814,863)           (1,936,717)           (1,554,314)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            6,960,202           (2,948,447)            12,104,211
NET ASSETS:
   Beginning of year.........................................           62,847,615            65,796,062            53,691,851
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       69,807,817    $       62,847,615    $       65,796,062
                                                                ==================    ==================    ==================

                                                                               MSF METLIFE MODERATE ALLOCATION
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          983,338    $          602,357    $          822,448
   Net realized gains (losses)...............................              307,411               234,474                17,779
   Change in unrealized gains (losses) on investments........            3,912,908           (1,362,402)             3,378,733
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            5,203,657             (525,571)             4,218,960
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            5,386,770             5,784,576             5,949,225
   Net transfers (including fixed account)...................            1,630,562             3,395,270             3,305,318
   Policy charges............................................          (3,268,135)           (3,141,873)           (3,007,922)
   Transfers for policy benefits and terminations............          (3,139,425)           (3,138,424)           (2,041,425)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................              609,772             2,899,549             4,205,196
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            5,813,429             2,373,978             8,424,156
NET ASSETS:
   Beginning of year.........................................           39,588,309            37,214,331            28,790,175
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       45,401,738    $       39,588,309    $       37,214,331
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                         MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                   2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $         1,452,530    $        1,000,387    $        1,217,258
   Net realized gains (losses)...............................               342,924               112,005             (102,509)
   Change in unrealized gains (losses) on investments........             8,619,633           (3,772,324)             7,116,457
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            10,415,087           (2,659,932)             8,231,206
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            10,953,737            12,078,791            13,837,630
   Net transfers (including fixed account)...................             (395,131)             1,724,329               655,595
   Policy charges............................................           (5,381,249)           (5,360,003)           (5,520,921)
   Transfers for policy benefits and terminations............           (4,722,972)           (4,677,007)           (4,588,662)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................               454,385             3,766,110             4,383,642
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            10,869,472             1,106,178            12,614,848
NET ASSETS:
   Beginning of year.........................................            66,170,247            65,064,069            52,449,221
                                                                -------------------    ------------------    ------------------
   End of year...............................................   $        77,039,719    $       66,170,247    $       65,064,069
                                                                ===================    ==================    ==================

                                                                                   MSF METLIFE STOCK INDEX
                                                                                     INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $       10,948,530    $        9,520,127    $         8,608,206
   Net realized gains (losses)...............................            8,830,477             3,790,443            (5,405,568)
   Change in unrealized gains (losses) on investments........           82,239,455           (2,093,968)             82,259,608
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................          102,018,462            11,216,602             85,462,246
                                                                ------------------    ------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............           78,256,067            80,842,256             86,739,358
   Net transfers (including fixed account)...................         (12,171,521)           (3,601,844)           (12,182,904)
   Policy charges............................................         (45,906,276)          (44,463,278)           (44,666,653)
   Transfers for policy benefits and terminations............         (51,016,668)          (47,119,534)           (41,307,628)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................         (30,838,398)          (14,342,400)           (11,417,827)
                                                                ------------------    ------------------    -------------------
     Net increase (decrease) in net assets...................           71,180,064           (3,125,798)             74,044,419
NET ASSETS:
   Beginning of year.........................................          668,626,167           671,751,965            597,707,546
                                                                ------------------    ------------------    -------------------
   End of year...............................................   $      739,806,231    $      668,626,167    $       671,751,965
                                                                ==================    ==================    ===================

                                                                                    MSF MFS TOTAL RETURN
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          214,049    $          202,563    $          210,920
   Net realized gains (losses)...............................               32,260              (29,847)              (99,947)
   Change in unrealized gains (losses) on investments........              595,278              (11,189)               568,242
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................              841,587               161,527               679,215
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............              920,793             1,027,479               952,924
   Net transfers (including fixed account)...................              252,642             (126,958)              (93,026)
   Policy charges............................................            (606,480)             (606,881)             (587,009)
   Transfers for policy benefits and terminations............            (627,444)             (801,101)             (377,989)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................             (60,489)             (507,461)             (105,100)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              781,098             (345,934)               574,115
NET ASSETS:
   Beginning of year.........................................            7,362,338             7,708,272             7,134,157
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $        8,143,436    $        7,362,338    $        7,708,272
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                        MSF MFS VALUE
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        1,031,624    $          789,787    $          666,823
   Net realized gains (losses)...............................              969,095              (44,982)             (425,864)
   Change in unrealized gains (losses) on investments........            6,505,435             (346,891)             5,358,513
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            8,506,154               397,914             5,599,472
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            5,745,674             6,217,602             6,966,530
   Net transfers (including fixed account)...................            (975,483)               423,365                37,691
   Policy charges............................................          (3,989,183)           (3,874,897)           (3,954,096)
   Transfers for policy benefits and terminations............          (3,759,106)           (4,853,465)           (3,962,238)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (2,978,098)           (2,087,395)             (912,113)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            5,528,056           (1,689,481)             4,687,359
NET ASSETS:
   Beginning of year.........................................           52,363,369            54,052,850            49,365,491
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       57,891,425    $       52,363,369    $       54,052,850
                                                                ==================    ==================    ==================

                                                                                     MSF MSCI EAFE INDEX
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        1,958,070    $        1,512,474    $        1,531,593
   Net realized gains (losses)...............................             (63,228)               137,025             (236,046)
   Change in unrealized gains (losses) on investments........            9,143,347           (9,604,700)             3,674,685
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................           11,038,189           (7,955,201)             4,970,232
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            6,997,903             7,277,374             7,898,110
   Net transfers (including fixed account)...................          (1,236,350)             3,903,398             2,327,295
   Policy charges............................................          (4,297,245)           (4,316,752)           (4,373,289)
   Transfers for policy benefits and terminations............          (4,040,162)           (4,517,098)           (4,368,376)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (2,575,854)             2,346,922             1,483,740
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            8,462,335           (5,608,279)             6,453,972
NET ASSETS:
   Beginning of year.........................................           59,759,550            65,367,829            58,913,857
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       68,221,885    $       59,759,550    $       65,367,829
                                                                ==================    ==================    ==================

                                                                                MSF NEUBERGER BERMAN GENESIS
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          222,015    $          520,241    $          284,228
   Net realized gains (losses)...............................            (730,868)             (976,828)           (2,085,738)
   Change in unrealized gains (losses) on investments........            8,168,095             4,961,322            15,927,942
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            7,659,242             4,504,735            14,126,432
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            8,263,575             8,942,665             9,951,447
   Net transfers (including fixed account)...................          (1,257,789)           (1,072,904)           (1,640,139)
   Policy charges............................................          (5,820,066)           (5,900,591)           (5,699,690)
   Transfers for policy benefits and terminations............          (5,714,422)           (5,912,935)           (5,453,013)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (4,528,702)           (3,943,765)           (2,841,395)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            3,130,540               560,970            11,285,037
NET ASSETS:
   Beginning of year.........................................           79,279,066            78,718,096            67,433,059
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       82,409,606    $       79,279,066    $       78,718,096
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                MSF OPPENHEIMER GLOBAL EQUITY
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          530,726    $          719,512    $          489,193
   Net realized gains (losses)...............................              700,180               892,248               362,727
   Change in unrealized gains (losses) on investments........            6,406,670           (5,213,727)             5,192,068
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            7,637,576           (3,601,967)             6,043,988
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            3,535,071             3,587,418             3,921,178
   Net transfers (including fixed account)...................          (1,749,487)             (166,778)               130,181
   Policy charges............................................          (2,384,677)           (2,520,905)           (2,623,144)
   Transfers for policy benefits and terminations............          (2,687,363)           (3,507,119)           (2,648,050)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (3,286,456)           (2,607,384)           (1,219,835)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            4,351,120           (6,209,351)             4,824,153
NET ASSETS:
   Beginning of year.........................................           37,497,219            43,706,570            38,882,417
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       41,848,339    $       37,497,219    $       43,706,570
                                                                ==================    ==================    ==================

                                                                                   MSF RUSSELL 2000 INDEX
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $          584,115    $          521,188    $          510,772
   Net realized gains (losses)...............................              721,576               734,988              (66,857)
   Change in unrealized gains (losses) on investments........            6,793,518           (3,300,203)            11,828,973
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            8,099,209           (2,044,027)            12,272,888
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            5,255,166             5,547,834             6,030,913
   Net transfers (including fixed account)...................          (1,271,073)               238,532           (1,459,730)
   Policy charges............................................          (3,472,278)           (3,520,009)           (3,529,721)
   Transfers for policy benefits and terminations............          (3,852,208)           (5,646,773)           (3,961,411)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (3,340,393)           (3,380,416)           (2,919,949)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            4,758,816           (5,424,443)             9,352,939
NET ASSETS:
   Beginning of year.........................................           51,171,784            56,596,227            47,243,288
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       55,930,600    $       51,171,784    $       56,596,227
                                                                ==================    ==================    ==================

                                                                             MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           35,218    $           17,757    $           94,345
   Net realized gains (losses)...............................              996,117               908,859               253,453
   Change in unrealized gains (losses) on investments........            6,924,755           (1,383,140)             6,370,252
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................            7,956,090             (456,524)             6,718,050
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            3,933,872             4,270,409             4,102,715
   Net transfers (including fixed account)...................            1,360,962               162,723           (1,629,305)
   Policy charges............................................          (3,253,193)           (3,125,126)           (3,094,462)
   Transfers for policy benefits and terminations............          (2,912,602)           (4,309,233)           (2,842,508)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................            (870,961)           (3,001,227)           (3,463,560)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            7,085,129           (3,457,751)             3,254,490
NET ASSETS:
   Beginning of year.........................................           42,317,336            45,775,087            42,520,597
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       49,402,465    $       42,317,336    $       45,775,087
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                             MSF T. ROWE PRICE SMALL CAP GROWTH
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $        (304,065)    $        (301,663)    $        (258,469)
   Net realized gains (losses)...............................           11,464,320             2,332,511               562,971
   Change in unrealized gains (losses) on investments........            2,263,900             (846,789)            22,601,563
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................           13,424,155             1,184,059            22,906,065
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............            7,087,296             6,244,277             6,679,778
   Net transfers (including fixed account)...................          (2,999,440)             3,733,237             (365,817)
   Policy charges............................................          (5,536,576)           (5,439,543)           (4,980,465)
   Transfers for policy benefits and terminations............          (5,390,198)           (6,901,125)           (5,044,716)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................          (6,838,918)           (2,363,154)           (3,711,220)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................            6,585,237           (1,179,095)            19,194,845
NET ASSETS:
   Beginning of year.........................................           86,825,771            88,004,866            68,810,021
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $       93,411,008    $       86,825,771    $       88,004,866
                                                                ==================    ==================    ==================

                                                                  MSF VAN ECK GLOBAL NATURAL RESOURCES
                                                                           INVESTMENT DIVISION
                                                                -----------------------------------------
                                                                       2012                 2011 (d)
                                                                -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $                --   $                --
   Net realized gains (losses)...............................                 1,884                  (45)
   Change in unrealized gains (losses) on investments........               (2,269)               (2,198)
                                                                -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................                 (385)               (2,243)
                                                                -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............                16,626                 3,321
   Net transfers (including fixed account)...................                29,151                12,824
   Policy charges............................................               (5,086)                 (710)
   Transfers for policy benefits and terminations............                  (62)                  (13)
                                                                -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................                40,629                15,422
                                                                -------------------   -------------------
     Net increase (decrease) in net assets...................                40,244                13,179
NET ASSETS:
   Beginning of year.........................................                13,179                    --
                                                                -------------------   -------------------
   End of year...............................................   $            53,423   $            13,179
                                                                ===================   ===================

                                                                   MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                      INVESTMENT DIVISION
                                                                ---------------------------------------------------------------
                                                                        2012                  2011                  2010
                                                                -------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $           859,018    $        1,177,683    $        1,305,428
   Net realized gains (losses)...............................               204,230               144,847                71,403
   Change in unrealized gains (losses) on investments........             1,584,984                64,600             1,196,007
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................             2,648,232             1,387,130             2,572,838
                                                                -------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............             2,376,193             2,593,403             2,832,832
   Net transfers (including fixed account)...................               559,734             (646,114)             1,156,919
   Policy charges............................................           (1,697,175)           (1,707,630)           (1,738,340)
   Transfers for policy benefits and terminations............           (1,967,837)           (1,876,403)           (1,617,829)
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................             (729,085)           (1,636,744)               633,582
                                                                -------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................             1,919,147             (249,614)             3,206,420
NET ASSETS:
   Beginning of year.........................................            23,536,888            23,786,502            20,580,082
                                                                -------------------    ------------------    ------------------
   End of year...............................................   $        25,456,035    $       23,536,888    $       23,786,502
                                                                ===================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010




                                                                     MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                  INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $          330,891    $         229,900    $          429,880
   Net realized gains (losses).............................               19,763              564,972                49,043
   Change in unrealized gains (losses) on investments......              185,906               82,587               435,726
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................              536,560              877,459               914,649
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............            1,850,612            2,130,621             2,331,803
   Net transfers (including fixed account).................              271,627            (428,475)             (168,918)
   Policy charges..........................................          (1,308,474)          (1,367,530)           (1,428,018)
   Transfers for policy benefits and terminations..........          (1,163,575)          (1,409,928)           (1,375,135)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................            (349,810)          (1,075,312)             (640,268)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets.................              186,750            (197,853)               274,381
NET ASSETS:
   Beginning of year.......................................           16,435,798           16,633,651            16,359,270
                                                              ------------------    -----------------    ------------------
   End of year.............................................   $       16,622,548    $      16,435,798    $       16,633,651
                                                              ==================    =================    ==================

                                                                                                           PIMCO VIT
                                                                                                        LONG-TERM U.S.
                                                                        PIMCO VIT ALL ASSET               GOVERNMENT
                                                                        INVESTMENT DIVISION           INVESTMENT DIVISION
                                                              --------------------------------------- -------------------
                                                                     2012                2011 (d)          2012 (g)
                                                              ------------------    ----------------- -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $            6,301    $           2,796 $              232
   Net realized gains (losses).............................                  190                   --              2,932
   Change in unrealized gains (losses) on investments......                8,832              (1,176)            (2,899)
                                                              ------------------    ----------------- -------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               15,323                1,620                265
                                                              ------------------    ----------------- -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............                   --                8,337                 --
   Net transfers (including fixed account).................               24,949               86,523             29,939
   Policy charges..........................................              (4,485)                (342)               (96)
   Transfers for policy benefits and terminations..........                  (6)                   --                 --
                                                              ------------------    ----------------- -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................               20,458               94,518             29,843
                                                              ------------------    ----------------- -------------------
     Net increase (decrease) in net assets.................               35,781               96,138             30,108
NET ASSETS:
   Beginning of year.......................................               96,138                   --                 --
                                                              ------------------    ----------------- -------------------
   End of year.............................................   $          131,919    $          96,138 $           30,108
                                                              ==================    ================= ===================



                                                                                PIMCO VIT LOW DURATION
                                                                                  INVESTMENT DIVISION
                                                              ------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              -----------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $          18,366    $           13,732    $          12,187
   Net realized gains (losses).............................               1,749                   618                2,729
   Change in unrealized gains (losses) on investments......              34,493               (6,243)               23,685
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations.....................................              54,608                 8,107               38,601
                                                              -----------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............              33,008                43,028                   --
   Net transfers (including fixed account).................             (5,071)               153,678                   32
   Policy charges..........................................            (42,837)              (21,336)             (10,848)
   Transfers for policy benefits and terminations..........               (202)                    --                   --
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................            (15,102)               175,370             (10,816)
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets.................              39,506               183,477               27,785
NET ASSETS:
   Beginning of year.......................................             946,008               762,531              734,746
                                                              -----------------    ------------------    -----------------
   End of year.............................................   $         985,514    $          946,008    $         762,531
                                                              =================    ==================    =================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                             PIONEER VCT EMERGING MARKETS
                                                                                  INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $            1,600   $               --    $            3,039
   Net realized gains (losses).............................               22,375              121,447                75,682
   Change in unrealized gains (losses) on investments......               20,209            (327,299)                68,690
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               44,184            (205,852)               147,411
                                                              ------------------   ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............               83,715              104,589               102,565
   Net transfers (including fixed account).................              166,019              193,458                72,459
   Policy charges..........................................             (22,137)             (25,931)              (27,778)
   Transfers for policy benefits and terminations..........                   --            (649,132)              (82,614)
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................              227,597            (377,016)                64,632
                                                              ------------------   ------------------    ------------------
     Net increase (decrease) in net assets.................              271,781            (582,868)               212,043
NET ASSETS:
   Beginning of year.......................................              401,298              984,166               772,123
                                                              ------------------   ------------------    ------------------
   End of year.............................................   $          673,079   $          401,298    $          984,166
                                                              ==================   ==================    ==================

                                                                               PIONEER VCT MID CAP VALUE
                                                                                  INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $            1,561    $           1,190    $              801
   Net realized gains (losses).............................                  595                  580                   313
   Change in unrealized gains (losses) on investments......               12,468             (11,556)                14,039
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.....................................               14,624              (9,786)                15,153
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............                8,995                   --                 7,217
   Net transfers (including fixed account).................                1,893               51,112                59,471
   Policy charges..........................................              (6,747)              (6,021)               (3,748)
   Transfers for policy benefits and terminations..........                   --                  (3)                  (18)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................                4,141               45,088                62,922
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets.................               18,765               35,302                78,075
NET ASSETS:
   Beginning of year.......................................              134,780               99,478                21,403
                                                              ------------------    -----------------    ------------------
   End of year.............................................   $          153,545    $         134,780    $           99,478
                                                              ==================    =================    ==================

                                                                                    ROYCE MICRO-CAP
                                                                                  INVESTMENT DIVISION
                                                              ------------------------------------------------------------
                                                                    2012                  2011               2010 (a)
                                                              -----------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................   $              --    $            8,331    $           5,659
   Net realized gains (losses).............................               9,077                 1,545                  197
   Change in unrealized gains (losses) on investments......              15,667              (52,132)               61,964
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations.....................................              24,744              (42,256)               67,820
                                                              -----------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners............              49,620                 4,792               53,592
   Net transfers (including fixed account).................                  --                 7,703              236,555
   Policy charges..........................................             (7,913)               (8,474)              (4,842)
   Transfers for policy benefits and terminations..........             (4,908)                  (11)              (4,416)
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions............................              36,799                 4,010              280,889
                                                              -----------------    ------------------    -----------------
     Net increase (decrease) in net assets.................              61,543              (38,246)              348,709
NET ASSETS:
   Beginning of year.......................................             310,463               348,709                   --
                                                              -----------------    ------------------    -----------------
   End of year.............................................   $         372,006    $          310,463    $         348,709
                                                              =================    ==================    =================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                                     ROYCE SMALL-CAP
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                  2010
                                                              ------------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................  $              586    $            3,804    $             425
   Net realized gains (losses)..............................              35,664                18,080                2,111
   Change in unrealized gains (losses) on investments.......              34,489              (64,398)               63,066
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from operations......................................              70,739              (42,514)               65,602
                                                              ------------------    ------------------    -----------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............               8,995                 4,584               22,886
   Net transfers (including fixed account)..................           (281,935)               740,973              257,401
   Policy charges...........................................            (10,669)              (19,814)              (8,157)
   Transfers for policy benefits and terminations...........                  --             (321,629)              (3,061)
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................           (283,609)               404,114              269,069
                                                              ------------------    ------------------    -----------------
     Net increase (decrease) in net assets..................           (212,870)               361,600              334,671
NET ASSETS:
   Beginning of year........................................             754,742               393,142               58,471
                                                              ------------------    ------------------    -----------------
   End of year..............................................  $          541,872    $          754,742    $         393,142
                                                              ==================    ==================    =================

                                                                                UIF EMERGING MARKETS DEBT
                                                                                   INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                  2011                 2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................  $           16,821    $           7,775    $              318
   Net realized gains (losses)..............................               2,466                2,814                    87
   Change in unrealized gains (losses) on investments.......              89,788                   79                   318
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................             109,075               10,668                   723
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............              64,771                2,057                 2,057
   Net transfers (including fixed account)..................             599,117              408,567                    --
   Policy charges...........................................            (10,880)              (4,269)               (1,095)
   Transfers for policy benefits and terminations...........               (483)              (3,368)                  (89)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................             652,525              402,987                   873
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets..................             761,600              413,655                 1,596
NET ASSETS:
   Beginning of year........................................             420,998                7,343                 5,747
                                                              ------------------    -----------------    ------------------
   End of year..............................................  $        1,182,598    $         420,998    $            7,343
                                                              ==================    =================    ==================

                                                                              UIF EMERGING MARKETS EQUITY
                                                                                  INVESTMENT DIVISION
                                                              -------------------------------------------------------------
                                                                     2012                 2011                  2010
                                                              ------------------    -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................  $               --    $           1,515    $              758
   Net realized gains (losses)..............................                (26)                4,478                   899
   Change in unrealized gains (losses) on investments.......             139,206             (99,779)                38,992
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations......................................             139,180             (93,786)                40,649
                                                              ------------------    -----------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.............              70,772                2,923                 2,451
   Net transfers (including fixed account)..................             302,018              444,567               157,781
   Policy charges...........................................            (17,053)             (11,985)               (7,467)
   Transfers for policy benefits and terminations...........               (361)                   --               (1,388)
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions.............................             355,376              435,505               151,377
                                                              ------------------    -----------------    ------------------
     Net increase (decrease) in net assets..................             494,556              341,719               192,026
NET ASSETS:
   Beginning of year........................................             539,388              197,669                 5,643
                                                              ------------------    -----------------    ------------------
   End of year..............................................  $        1,033,944    $         539,388    $          197,669
                                                              ==================    =================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010


                                                                              WELLS FARGO VT TOTAL RETURN BOND
                                                                                     INVESTMENT DIVISION
                                                                --------------------------------------------------------------
                                                                       2012                  2011                  2010
                                                                ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $            4,369    $           18,903    $           29,774
   Net realized gains (losses)...............................                7,755                45,796                34,459
   Change in unrealized gains (losses) on investments........                5,968               (7,169)              (12,496)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from operations.......................................               18,092                57,530                51,737
                                                                ------------------    ------------------    ------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners..............               45,280                66,775               158,432
   Net transfers (including fixed account)...................              301,563             (413,486)               386,034
   Policy charges............................................             (11,089)              (19,736)              (22,616)
   Transfers for policy benefits and terminations............                   --             (637,284)              (26,909)
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions..............................              335,754           (1,003,731)               494,941
                                                                ------------------    ------------------    ------------------
     Net increase (decrease) in net assets...................              353,846             (946,201)               546,678
NET ASSETS:
   Beginning of year.........................................              135,214             1,081,415               534,737
                                                                ------------------    ------------------    ------------------
   End of year...............................................   $          489,060    $          135,214    $        1,081,415
                                                                ==================    ==================    ==================

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.


 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                      NOTES TO THE FINANCIAL STATEMENTS



1. ORGANIZATION


Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on December 13, 1988 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding fund, portfolio, or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AllianceBernstein Variable Products Series Fund, Inc.         Janus Aspen Series ("Janus Aspen")
("AllianceBernstein")                                         Legg Mason Partners Variable Equity Trust
American Century Variable Portfolios, Inc. ("American         ("LMPVET")
Century VP")                                                  Met Investors Series Trust ("MIST")*
American Funds Insurance Series ("American Funds")            Metropolitan Series Fund ("MSF")*
Dreyfus Variable Investment Fund ("Dreyfus VIF")              MFS Variable Insurance Trust ("MFS VIT")
Fidelity Variable Insurance Products ("Fidelity VIP")         Oppenheimer Variable Account Funds ("Oppenheimer VA")
Franklin Templeton Variable Insurance Products Trust          PIMCO Variable Insurance Trust ("PIMCO VIT")
("FTVIPT")                                                    Pioneer Variable Contracts Trust ("Pioneer VCT")
Goldman Sachs Variable Insurance Trust ("Goldman              Putnam Variable Trust ("Putnam VT")
Sachs")                                                       Royce Capital Fund ("Royce")
AIM Variable Insurance Funds (Invesco Variable                The Universal Institutional Funds, Inc. ("UIF")
Insurance Funds) ("Invesco V.I.")                             Wells Fargo Variable Trust ("Wells Fargo VT")

*See Note 6 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2. LIST OF INVESTMENT DIVISIONS


A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2012:

AllianceBernstein Global Thematic Growth Investment          American Funds High-Income Bond Investment
   Division                                                    Division
AllianceBernstein Intermediate Bond Investment               American Funds International Investment Division
   Division                                                  American Funds U.S. Government/AAA-Rated
AllianceBernstein International Value Investment               Securities Investment Division
   Division                                                  Dreyfus VIF International Value Investment Division
American Century VP Vista Investment Division                Fidelity VIP Asset Manager: Growth Investment
American Funds Bond Investment Division                        Division
American Funds Global Small Capitalization                   Fidelity VIP Contrafund Investment Division
   Investment Division                                       Fidelity VIP Equity-Income Investment Division
American Funds Growth Investment Division                    Fidelity VIP Freedom 2010 Investment Division
American Funds Growth-Income Investment Division             Fidelity VIP Freedom 2020 Investment Division

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)


Fidelity VIP Freedom 2030 Investment Division             MIST Legg Mason ClearBridge Aggressive Growth
Fidelity VIP Freedom 2050 Investment Division               Investment Division
Fidelity VIP High Income Investment Division              MIST Lord Abbett Bond Debenture Investment
Fidelity VIP Investment Grade Bond Investment Division      Division
Fidelity VIP Mid Cap Investment Division                  MIST Lord Abbett Mid Cap Value Investment Division
FTVIPT Mutual Global Discovery Securities                 MIST Met/Franklin Income Investment Division
   Investment Division                                    MIST Met/Franklin Mutual Shares Investment Division
FTVIPT Templeton Foreign Securities Investment            MIST Met/Franklin Templeton Founding Strategy
   Division                                                 Investment Division
FTVIPT Templeton Global Bond Securities Investment        MIST Met/Templeton Growth Investment Division
   Division                                               MIST Met/Templeton International Bond Investment
Goldman Sachs Mid-Cap Value Investment Division             Division (b)
Goldman Sachs Structured Small Cap Equity                 MIST MetLife Aggressive Strategy Investment
   Investment Division                                      Division (a)
Invesco V.I. Global Real Estate Investment Division       MIST MetLife Balanced Plus Investment Division (b)
Invesco V.I. Government Securities Investment             MIST MFS Emerging Markets Equity Investment
   Division                                                 Division
Invesco V.I. International Growth Investment Division     MIST MFS Research International Investment
Invesco V.I. Van Kampen Comstock Investment Division        Division (a)
Janus Aspen Balanced Investment Division                  MIST MLA Mid Cap Investment Division (a)
Janus Aspen Forty Investment Division                     MIST Morgan Stanley Mid Cap Growth Investment
Janus Aspen Janus Investment Division                       Division
Janus Aspen Overseas Investment Division                  MIST PIMCO Inflation Protected Bond Investment
MFS VIT Global Equity Investment Division                   Division
MFS VIT High Income Investment Division                   MIST PIMCO Total Return Investment Division
MFS VIT New Discovery Investment Division                 MIST Pioneer Fund Investment Division
MFS VIT Value Investment Division                         MIST RCM Technology Investment Division
MIST AllianceBernstein Global Dynamic Allocation          MIST Schroders Global Multi-Asset Investment
   Investment Division (b)                                  Division (b)
MIST American Funds Balanced Allocation                   MIST SSgA Growth and Income ETF Investment
   Investment Division                                      Division
MIST American Funds Growth Allocation Investment          MIST SSgA Growth ETF Investment Division
   Division                                               MIST T. Rowe Price Large Cap Value Investment
MIST American Funds Moderate Allocation                     Division
   Investment Division                                    MIST T. Rowe Price Mid Cap Growth Investment
MIST AQR Global Risk Balanced Investment                    Division (a)
   Division (b)                                           MIST Third Avenue Small Cap Value Investment
MIST BlackRock Global Tactical Strategies Investment        Division
   Division (b)                                           MSF Baillie Gifford International Stock Investment
MIST BlackRock Large Cap Core Investment Division           Division
MIST Clarion Global Real Estate Investment Division (a)   MSF Barclays Capital Aggregate Bond Index
MIST Dreman Small Cap Value Investment Division             Investment Division
MIST Harris Oakmark International Investment Division     MSF BlackRock Aggressive Growth Investment
MIST Invesco Balanced-Risk Allocation Investment            Division
   Division (b)                                           MSF BlackRock Bond Income Investment Division
MIST Invesco Small Cap Growth Investment Division (a)     MSF BlackRock Diversified Investment Division
MIST Janus Forty Investment Division                      MSF BlackRock Large Cap Value Investment Division
MIST JPMorgan Global Active Allocation Investment         MSF BlackRock Diversified Investment Division
   Division (b)                                           MSF BlackRock Large Cap Value Investment Division

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)


MSF BlackRock Legacy Large Cap Growth Investment                MSF Neuberger Berman Genesis Investment Division
   Division                                                     MSF Oppenheimer Global Equity Investment Division
MSF BlackRock Money Market Investment Division                  MSF Russell 2000 Index Investment Division
MSF Davis Venture Value Investment Division                     MSF T. Rowe Price Large Cap Growth Investment
MSF FI Value Leaders Investment Division                          Division
MSF Jennison Growth Investment Division                         MSF T. Rowe Price Small Cap Growth Investment
MSF Loomis Sayles Small Cap Core Investment                       Division
   Division                                                     MSF Van Eck Global Natural Resources Investment
MSF Loomis Sayles Small Cap Growth Investment                     Division
   Division                                                     MSF Western Asset Management Strategic Bond
MSF Met/Artisan Mid Cap Value Investment                          Opportunities Investment Division
   Division (a)                                                 MSF Western Asset Management U.S. Government
MSF MetLife Conservative Allocation Investment                    Investment Division
   Division (a)                                                 PIMCO VIT All Asset Investment Division
MSF MetLife Conservative to Moderate Allocation                 PIMCO VIT Long-Term U.S. Government Investment
   Investment Division (a)                                        Division
MSF MetLife Mid Cap Stock Index Investment                      PIMCO VIT Low Duration Investment Division
   Division                                                     Pioneer VCT Emerging Markets Investment Division
MSF MetLife Moderate Allocation Investment                      Pioneer VCT Mid Cap Value Investment Division
   Division (a)                                                 Royce Micro-Cap Investment Division
MSF MetLife Moderate to Aggressive Allocation                   Royce Small-Cap Investment Division
   Investment Division (a)                                      UIF Emerging Markets Debt Investment Division
MSF MetLife Stock Index Investment Division                     UIF Emerging Markets Equity Investment Division
MSF MFS Total Return Investment Division (a)                    Wells Fargo VT Total Return Bond Investment
MSF MFS Value Investment Division                                 Division
MSF MSCI EAFE Index Investment Division

(a) This Investment Division invests in two or more share classes within the underlying fund, portfolio, or series of the Trusts.
(b) This Investment Division began operations during the year ended December 31, 2012.

B. The following Investment Divisions had no net assets as of December 31, 2012:

Fidelity VIP Freedom 2015 Investment Division               Oppenheimer VA Main Street Small- & Mid-Cap
Fidelity VIP Freedom 2025 Investment Division                  Investment Division
Fidelity VIP Freedom 2040 Investment Division               Putnam VT International Value Investment Division
Janus Aspen Enterprise Investment Division
LMPVET Investment Counsel Variable Social
   Awareness Investment Division

3. PORTFOLIO CHANGES


The following Investment Divisions ceased operations during the year ended December 31, 2012:

MIST Oppenheimer Capital Appreciation Investment Division
MSF Lord Abbett Mid Cap Value Sub-Account

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3. PORTFOLIO CHANGES -- (CONCLUDED)


The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2012:

NAME CHANGES:

Former Name                                               New Name

(MIST) Lazard Mid Cap Portfolio                           (MIST) MLA Mid Cap Portfolio
(MIST) Rainer Large Cap Equity Portfolio                  (MIST) Jennison Large Cap Equity Portfolio
(MSF) Artio International Stock Portfolio                 (MSF) Baillie Gifford International Stock Portfolio
(MSF) Morgan Stanley EAFE Index Portfolio                 (MSF) MSCI EAFE Index Portfolio
(MSF) Neuberger Berman Mid Cap Value Portfolio            (MSF) Lord Abbett Mid Cap Value Portfolio

MERGERS:

Former Portfolio                                            New Portfolio

(MIST) Oppenheimer Capital Appreciation Portfolio           (MSF) Jennison Growth Portfolio
(MSF) Lord Abbett Mid Cap Value Portfolio                   (MIST) Lord Abbett Mid Cap Value Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
An Investment Division's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


SECURITY VALUATION -- (CONCLUDED)
Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.


NET TRANSFERS
Funds transferred by the policy owner into or out of Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2012, the Separate Account adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have an impact on the Separate Account's financial statements.

Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. CHANGE IN ACCOUNTING METHOD


PRESENTATION OF MORTALITY AND EXPENSE RISK CHARGES
Previously, mortality and expense risk charges ("M&E") for all Polices were reported as "Mortality and expense risk charges" in the Statements of Operations. Although M&E charges are generally assessed through the reduction in unit values, certain Policies assess their M&E charges through the redemption of units. The Investment Divisions changed their accounting method to report M&E charges assessed through the redemption of units as "Policy charges" in the Statements of Changes in Net Assets. This method is preferable as it results in these M&E charges being reported based on how they are assessed, which is consistent with the classification of other Policy fees and industry practice. This change had no effect on the net assets of the Investment Divisions or unit values of the Policies.

This change has been applied retrospectively to all periods presented. The impact by affected Investment Division was to decrease "Mortality and expense risk charges" in the Statements of Operations and to increase "Policy charges" in the Statements of Changes in Net Assets by the following amounts.

                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                    --------------------------------
     FUND NAME                                                                                        2011 ($)           2010 ($)
                                                                                                    -------------     --------------
     AllianceBernstein Global Thematic Growth Investment Division................................         162,987                310
     AllianceBernstein Intermediate Bond Investment Division.....................................             183                139
     AllianceBernstein International Value Investment Division...................................           (111)                  2
     American Century VP Vista Investment Division...............................................             305                519
     American Funds Bond Investment Division.....................................................          26,971             24,755
     American Funds Global Small Capitalization Investment Division..............................         402,822            401,930
     American Funds Growth Investment Division...................................................         887,833            821,615
     American Funds Growth-Income Investment Division............................................         517,187            489,440
     American Funds International Investment Division............................................           9,756              9,546
     American Funds U.S. Government/AAA-Rated Securities Investment Division.....................             601                596
     Dreyfus VIF International Value Investment Division.........................................             798                876
     Fidelity VIP Asset Manager: Growth Investment Division......................................          11,005             11,265
     Fidelity VIP Contrafund Investment Division.................................................          10,858             17,497
     Fidelity VIP Equity-Income Investment Division..............................................             749                838
     Fidelity VIP Freedom 2020 Investment Division...............................................           2,367              2,201
     Fidelity VIP Freedom 2030 Investment Division...............................................              86                231
     Fidelity VIP High Income Investment Division................................................              27                 30
     Fidelity VIP Investment Grade Bond Investment Division......................................           6,449              4,314
     Fidelity VIP Mid Cap Investment Division....................................................           5,725              5,209
     FTVIPT Mutual Global Discovery Securities Investment Division...............................           3,892              2,866
     FTVIPT Templeton Foreign Securities Investment Division.....................................         111,353            239,041
     FTVIPT Templeton Global Bond Securities Investment Division.................................           1,067                 89
     Goldman Sachs Mid-Cap Value Investment Division.............................................           1,289              1,356
     Goldman Sachs Structured Small Cap Equity Investment Division...............................             173                154
     Invesco V.I. Global Real Estate Investment Division.........................................          49,508             39,431
     Invesco V.I. Government Securities Investment Division......................................             120                 --
     Invesco V.I. International Growth Investment Division.......................................           1,400                783
     Invesco V.I. Van Kampen Comstock Investment Division........................................             423                 --
     Janus Aspen Balanced Investment Division....................................................          25,576             23,474
     Janus Aspen Forty Investment Division.......................................................          15,960             16,448
     Janus Aspen Janus Investment Division.......................................................          36,978            226,951
     Janus Aspen Overseas Investment Division....................................................          29,472                817
     MFS VIT Global Equity Investment Division...................................................             361                598
     MFS VIT High Income Investment Division.....................................................             491                457
     MFS VIT New Discovery Investment Division...................................................             555                340
     MFS VIT Value Investment Division...........................................................             285                293
     MIST BlackRock Large Cap Core Investment Division...........................................         681,593            702,685
     MIST Clarion Global Real Estate Investment Division.........................................         153,514            141,671
     MIST Dreman Small Cap Value Investment Division.............................................             255                220
     MIST Harris Oakmark International Investment Division.......................................         196,322            188,515
     MIST Invesco Small Cap Growth Investment Division...........................................          31,155             26,096
     MIST Janus Forty Investment Division........................................................          81,711             82,335

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. CHANGE IN ACCOUNTING METHOD -- (CONTINUED)


PRESENTATION OF MORTALITY AND EXPENSE RISK CHARGES -- (CONTINUED)

                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                   ---------------------------------
     FUND NAME                                                                                        2011 ($)           2010 ($)
                                                                                                   --------------    ---------------
     MIST Legg Mason ClearBridge Aggressive Growth Investment Division...........................          82,685             54,030
     MIST Lord Abbett Bond Debenture Investment Division.........................................         152,892            258,188
     MIST Lord Abbett Mid Cap Value Investment Division..........................................             437                369
     MIST MetLife Aggressive Strategy Investment Division........................................          68,960                 --
     MIST MFS Emerging Markets Equity Investment Division........................................             788                 --
     MIST MFS Research International Investment Division.........................................          91,183             88,383
     MIST MLA Mid Cap Investment Division........................................................          36,387             32,814
     MIST Morgan Stanley Mid Cap Growth Investment Division......................................         850,520            582,516
     MIST PIMCO Inflation Protected Bond Investment Division.....................................          51,801             48,656
     MIST PIMCO Total Return Investment Division.................................................         306,218            301,175
     MIST Pioneer Fund Investment Division.......................................................             770                982
     MIST RCM Technology Investment Division.....................................................         103,151             91,702
     MIST SSgA Growth and Income ETF Investment Division.........................................          25,918             17,885
     MIST SSgA Growth ETF Investment Division....................................................          21,198             13,776
     MIST T. Rowe Price Large Cap Value Investment Division......................................          24,068            134,790
     MIST T. Rowe Price Mid Cap Growth Investment Division.......................................         283,741            124,744
     MIST Third Avenue Small Cap Value Investment Division.......................................          10,152             11,741
     MSF Baillie Gifford International Stock Investment Division.................................         135,375            142,564
     MSF Barclays Capital Aggregate Bond Index Investment Division...............................         867,344            860,534
     MSF BlackRock Aggressive Growth Investment Division.........................................         529,383            379,415
     MSF BlackRock Bond Income Investment Division...............................................         334,130            347,328
     MSF BlackRock Diversified Investment Division...............................................         846,392            751,518
     MSF BlackRock Large Cap Value Investment Division...........................................          86,087             77,167
     MSF BlackRock Legacy Large Cap Growth Investment Division...................................          53,272             45,881
     MSF BlackRock Money Market Investment Division..............................................         114,103            249,908
     MSF Davis Venture Value Investment Division.................................................         383,886            389,641
     MSF FI Value Leaders Investment Division....................................................          44,051             40,816
     MSF Jennison Growth Investment Division.....................................................         102,546            110,567
     MSF Loomis Sayles Small Cap Core Investment Division........................................         118,325            110,919
     MSF Loomis Sayles Small Cap Growth Investment Division......................................          58,648             46,479
     MSF Met/Artisan Mid Cap Value Investment Division...........................................         347,417            317,586
     MSF MetLife Conservative Allocation Investment Division.....................................          22,199             16,791
     MSF MetLife Conservative to Moderate Allocation Investment Division.........................          40,173             35,091
     MSF MetLife Mid Cap Stock Index Investment Division.........................................         448,943            427,389
     MSF MetLife Moderate Allocation Investment Division.........................................         236,948            209,528
     MSF MetLife Moderate to Aggressive Allocation Investment Division...........................         494,267            420,334
     MSF MetLife Stock Index Investment Division.................................................       3,199,191          2,799,860
     MSF MFS Total Return Investment Division....................................................         106,396             80,437
     MSF MFS Value Investment Division...........................................................         422,424            411,227
     MSF MSCI EAFE Index Investment Division.....................................................         515,481            487,987
     MSF Neuberger Berman Genesis Investment Division............................................         587,519            559,608
     MSF Oppenheimer Global Equity Investment Division...........................................         178,758            173,573
     MSF Russell 2000 Index Investment Division..................................................         349,641            341,067
     MSF T. Rowe Price Large Cap Growth Investment Division......................................         334,052            354,830
     MSF T. Rowe Price Small Cap Growth Investment Division......................................         666,351            511,433
     MSF Van Eck Global Natural Resources Investment Division....................................             609                 --
     MSF Western Asset Management Strategic Bond Opportunities Investment Division...............         160,797            154,138
     MSF Western Asset Management U.S. Government Investment Division............................         113,254            115,268
     PIMCO VIT All Asset Investment Division.....................................................              22                 --
     PIMCO VIT Low Duration Investment Division..................................................           2,905              2,779
     Pioneer VCT Emerging Markets Investment Division............................................          12,310             13,622
     Pioneer VCT Mid Cap Value Investment Division...............................................             550                297
     Royce Micro-Cap Investment Division.........................................................           1,375                619
     Royce Small-Cap Investment Division.........................................................           6,407              1,285

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. CHANGE IN ACCOUNTING METHOD -- (CONCLUDED)


PRESENTATION OF MORTALITY AND EXPENSE RISK CHARGES -- (CONCLUDED)

                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                    --------------------------------
     FUND NAME                                                                                        2011 ($)           2010 ($)
                                                                                                   --------------     --------------
     UIF Emerging Markets Debt Investment Division...............................................           1,372                 31
     UIF Emerging Markets Equity Investment Division.............................................           2,182                520
     Wells Fargo VT Total Return Bond Investment Division........................................           6,364              6,709


6. EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charge paid to the Company, is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Investment Divisions:

   Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

   The table below represents the range of effective annual rates for the charge for the year ended December 31, 2012:

     ---------------------------------------------------------------------------------------------------------------
     Mortality and Expense Risk                                                                       0.00% - 0.90%
     ---------------------------------------------------------------------------------------------------------------

   The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, a mortality and expense risk charge ranging from 0.30% to 0.90% is assessed through the redemption of units on a monthly basis and recorded as policy charges in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $0 to $15 and are assessed monthly.

For some Policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 for every $1,000 of the policy face amount. Surrender charges for other Policies are equal to the lesser of the maximum surrender charge premium or the premiums actually paid in the first two policy years. For these policies, in the first policy year, the maximum surrender charge premium is 75% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders; and in the second and later policy years, it is 100% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders. The surrender charge cannot exceed 100% of the cumulative premiums paid in the first two policy years. If the policy is surrendered in the first two policy years, the Company will deduct 100% of the surrender charge, determined as described above. After the second policy year, the percentage the Company deducts declines until it reaches 0% at the end of the 15th policy year.

Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0.01 to $83.33 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided.

The above referenced charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Divisions for the years ended December 31, 2012, 2011 and 2010.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. STATEMENTS OF INVESTMENTS


                                           AS OF DECEMBER 31,               FOR THE YEAR ENDED DECEMBER 31,
                                      ------------------------------ -------------------------------------------------
                                                                                        COST OF
                                          SHARES         COST ($)                    PURCHASES ($)
                                      -------------   -------------- -------------------------------------------------
                                           2012            2012           2012            2011            2010
                                      -------------   --------------    --------------  --------------  --------------
      AllianceBernstein Global
         Thematic Growth
         Investment Division.........         3,767           71,642          3,785       5,924,276          64,878
      AllianceBernstein
         Intermediate Bond
         Investment Division.........         8,488          102,645         57,983           4,944          44,107
      AllianceBernstein
         International Value
         Investment Division.........            12              179              2           1,511           1,284(a)
      American Century VP Vista
         Investment Division.........           236            3,853          1,774          16,251          60,206
      American Funds Bond
         Investment Division.........       485,256        5,262,880      1,312,217         969,816       1,139,102
      American Funds Global
         Small Capitalization
         Investment Division.........     2,982,770       60,143,479      3,115,383       3,778,860       4,775,557
      American Funds Growth
         Investment Division.........     2,165,777      110,745,930      3,746,471       5,600,915       6,233,209
      American Funds
         Growth-Income
         Investment Division.........     2,081,975       71,702,222      2,947,311       3,518,169       4,134,198
      American Funds
         High-Income Bond
         Investment Division.........         5,189           57,908         58,091(b)           --              --
      American Funds
         International Investment
         Division....................        31,331          525,723         53,707          16,165         390,086
      American Funds U.S.
         Government/AAA-Rated
         Securities Investment
         Division....................         3,578           44,566          7,935          24,616           8,716
      Dreyfus VIF International
         Value Investment
         Division....................        20,889          264,546          5,777           5,544           7,776
      Fidelity VIP Asset Manager:
         Growth Investment
         Division....................       130,734        1,695,641        564,188         201,611         350,953
      Fidelity VIP Contrafund
         Investment Division.........        88,886        2,080,901        256,811         386,193         618,817
      Fidelity VIP Equity-Income
         Investment Division.........         3,135           63,113         51,762          65,604          83,560
      Fidelity VIP Freedom 2010
         Investment Division.........         3,555           36,402          3,999          16,905          16,287
      Fidelity VIP Freedom 2020
         Investment Division.........        68,218          527,202         38,622          64,043          32,723
      Fidelity VIP Freedom 2030
         Investment Division.........         3,937           36,903          2,517          33,098         106,748
      Fidelity VIP Freedom 2050
         Investment Division.........         1,331           16,206          2,492          44,388(c)           --

                                             FOR THE YEAR ENDED DECEMBER 31,
                                      ------------------------------------------------
                                                        PROCEEDS
                                                     FROM SALES ($)
                                      ------------------------------------------------
                                           2012           2011            2010
                                       ---------------  --------------  --------------
      AllianceBernstein Global
         Thematic Growth
         Investment Division.........     4,346,961         265,271          84,747
      AllianceBernstein
         Intermediate Bond
         Investment Division.........         1,934           1,493          29,920
      AllianceBernstein
         International Value
         Investment Division.........             5           2,772              16(a)
      American Century VP Vista
         Investment Division.........         7,528          74,661         147,832
      American Funds Bond
         Investment Division.........       763,603         731,112         647,988
      American Funds Global
         Small Capitalization
         Investment Division.........     5,038,503       5,452,768       4,848,239
      American Funds Growth
         Investment Division.........    10,752,272       8,870,119       7,482,387
      American Funds
         Growth-Income
         Investment Division.........     5,517,911       3,636,760       3,422,111
      American Funds
         High-Income Bond
         Investment Division.........           189(b)           --              --
      American Funds
         International Investment
         Division....................       107,360         191,972          91,760
      American Funds U.S.
         Government/AAA-Rated
         Securities Investment
         Division....................         7,421          18,298          63,369
      Dreyfus VIF International
         Value Investment
         Division....................         2,581           6,265          73,348
      Fidelity VIP Asset Manager:
         Growth Investment
         Division....................       229,156         542,259         401,055
      Fidelity VIP Contrafund
         Investment Division.........       392,517         826,551       2,359,396
      Fidelity VIP Equity-Income
         Investment Division.........         7,307         243,406         152,960
      Fidelity VIP Freedom 2010
         Investment Division.........         1,313          13,581           1,077
      Fidelity VIP Freedom 2020
         Investment Division.........        41,771          79,620          15,399
      Fidelity VIP Freedom 2030
         Investment Division.........        23,108          83,225          42,841
      Fidelity VIP Freedom 2050
         Investment Division.........           302          25,362(c)           --

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                    AS OF DECEMBER 31,          FOR THE YEAR ENDED DECEMBER 31,
                                 -------------------------- -------------------------------------------
                                                                            COST OF
                                    SHARES       COST ($)                PURCHASES ($)
                                 ------------  ------------ -------------------------------------------
                                     2012          2012         2012          2011          2010
                                 ------------  ------------   ----------    -------------  ------------
     Fidelity VIP High Income
        Investment Division.....       28,424       168,038      125,580        40,651           340
     Fidelity VIP Investment
        Grade Bond Investment
        Division................      176,645     2,309,600    1,921,672     1,807,611     1,216,749
     Fidelity VIP Mid Cap
        Investment Division.....       24,981       702,923      173,748       287,684       192,649
     FTVIPT Mutual Global
        Discovery Securities
        Investment Division.....       39,801       790,298      175,011       279,594       735,899
     FTVIPT Templeton Foreign
        Securities Investment
        Division................      270,845     3,801,087      878,128       539,313     1,298,784
     FTVIPT Templeton Global
        Bond Securities
        Investment Division.....       22,105       427,416      146,290       626,974       454,211
     Goldman Sachs Mid-Cap
        Value Investment
        Division................       16,840       254,903        2,932        58,548         2,264
     Goldman Sachs Structured
        Small Cap Equity
        Investment Division.....        2,071        22,781        6,983           893         4,341
     Invesco V.I. Global Real
        Estate Investment
        Division................      169,020     2,480,584    1,031,105     1,144,072       281,030
     Invesco V.I. Government
        Securities Investment
        Division................           25           309       15,310       105,415(d)     26,124
     Invesco V.I. International
        Growth Investment
        Division................      216,655     5,820,659    6,090,412        11,463       348,070
     Invesco V.I. Van Kampen
        Comstock Investment
        Division................       17,951       210,983       29,964       166,971        62,391(e)
     Janus Aspen Balanced
        Investment Division.....       38,724     1,072,774      249,875       476,479     1,410,141
     Janus Aspen Forty
        Investment Division.....       22,042       724,755      251,563        60,009       374,848
     Janus Aspen Janus
        Investment Division.....       36,736       725,079       34,590        11,493       709,475
     Janus Aspen Overseas
        Investment Division.....       11,935       564,816      114,730     5,940,358       246,705
     MFS VIT Global Equity
        Investment Division.....        8,975       128,563      135,732        14,292       201,962
     MFS VIT High Income
        Investment Division.....       18,452       134,943       29,358        12,069        10,141
     MFS VIT New Discovery
        Investment Division.....       11,458       163,711       42,794        24,020       105,171

                                     FOR THE YEAR ENDED DECEMBER 31,
                                 ------------------------------------------
                                                PROCEEDS
                                             FROM SALES ($)
                                 ------------------------------------------
                                     2012          2011          2010
                                   ----------    -------------  -----------
     Fidelity VIP High Income
        Investment Division.....        2,451           236       37,262
     Fidelity VIP Investment
        Grade Bond Investment
        Division................    1,407,822       593,778      919,692
     Fidelity VIP Mid Cap
        Investment Division.....       67,376        86,070       32,284
     FTVIPT Mutual Global
        Discovery Securities
        Investment Division.....      195,072       383,211      728,462
     FTVIPT Templeton Foreign
        Securities Investment
        Division................      422,457     6,463,366      553,148
     FTVIPT Templeton Global
        Bond Securities
        Investment Division.....       19,865       316,892      458,606
     Goldman Sachs Mid-Cap
        Value Investment
        Division................       57,554       130,799       34,533
     Goldman Sachs Structured
        Small Cap Equity
        Investment Division.....       35,753         1,806       34,881
     Invesco V.I. Global Real
        Estate Investment
        Division................      364,719     1,047,754      349,677
     Invesco V.I. Government
        Securities Investment
        Division................       36,465        86,648(d)     9,364
     Invesco V.I. International
        Growth Investment
        Division................      311,291       236,029      122,011
     Invesco V.I. Van Kampen
        Comstock Investment
        Division................       16,512         2,690       30,405(e)
     Janus Aspen Balanced
        Investment Division.....      555,156     1,530,768      490,563
     Janus Aspen Forty
        Investment Division.....      231,604       495,862      175,085
     Janus Aspen Janus
        Investment Division.....       57,167     7,130,795      408,399
     Janus Aspen Overseas
        Investment Division.....       18,736     5,664,163       20,135
     MFS VIT Global Equity
        Investment Division.....       12,826       232,286       73,751
     MFS VIT High Income
        Investment Division.....       12,497         1,866        3,882
     MFS VIT New Discovery
        Investment Division.....        4,661         4,419        4,660

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e)  For the period May 3, 2010 to December 31, 2010.
(f)  For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                   AS OF DECEMBER 31,        FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------- ---------------------------------------
                                                                         COST OF
                                  SHARES       COST ($)               PURCHASES ($)
                                -----------  ------------ ---------------------------------------
                                   2012          2012        2012          2011          2010
                                -----------  ------------   ------------  ---------     ---------
     MFS VIT Value Investment
        Division...............       1,207        15,291       1,023        36,464           969
     MIST AllianceBernstein
        Global Dynamic
        Allocation Investment
        Division...............         663         6,934       8,989(f)         --            --
     MIST American Funds
        Balanced Allocation
        Investment Division....      60,078       564,961     111,688       225,636       209,126
     MIST American Funds
        Growth Allocation
        Investment Division....      91,780       788,428     211,211       237,080       546,597
     MIST American Funds
        Moderate Allocation
        Investment Division....      55,547       537,412     223,173       184,789       144,861
     MIST AQR Global Risk
        Balanced Investment
        Division...............       2,151        24,410      30,767(f)         --            --
     MIST BlackRock Global
        Tactical Strategies
        Investment Division....       3,761        38,201      40,820(f)         --            --
     MIST BlackRock
        Large Cap Core
        Investment Division....  31,674,442   338,241,649   5,579,948     6,851,461     6,951,054
     MIST Clarion Global Real
        Estate Investment
        Division...............   2,269,161    26,891,735   3,856,513     2,264,531     3,370,800
     MIST Dreman Small Cap
        Value Investment
        Division...............       2,558        34,673      19,336        16,769        10,026
     MIST Harris Oakmark
        International Investment
        Division...............   2,231,255    30,985,772   2,666,808     2,500,638     3,407,788
     MIST Invesco Balanced-
        Risk Allocation
        Investment Division....         716         7,515       9,936(f)         --            --
     MIST Invesco Small Cap
        Growth Investment
        Division...............     295,370     3,916,907     866,163       950,748       797,813
     MIST Janus Forty
        Investment Division....     199,959    13,554,667   2,118,628     1,510,556     2,738,764
     MIST JPMorgan Global
        Active Allocation
        Investment Division....       1,798        18,731      21,306(f)         --            --
     MIST Legg Mason
        ClearBridge Aggressive
        Growth Investment
        Division...............   1,536,327    11,654,136     770,047     5,893,574       471,892

                                    FOR THE YEAR ENDED DECEMBER 31,
                                --------------------------------------
                                               PROCEEDS
                                            FROM SALES ($)
                                --------------------------------------
                                    2012         2011          2010
                                 -------------- ---------   ----------
     MFS VIT Value Investment
        Division...............       33,595       67,428        2,907
     MIST AllianceBernstein
        Global Dynamic
        Allocation Investment
        Division...............        2,055(f)        --           --
     MIST American Funds
        Balanced Allocation
        Investment Division....       50,779      119,833       22,345
     MIST American Funds
        Growth Allocation
        Investment Division....      178,743      112,650       60,823
     MIST American Funds
        Moderate Allocation
        Investment Division....       72,031       27,959        8,208
     MIST AQR Global Risk
        Balanced Investment
        Division...............        6,330(f)        --           --
     MIST BlackRock Global
        Tactical Strategies
        Investment Division....        2,670(f)        --           --
     MIST BlackRock
        Large Cap Core
        Investment Division....   24,675,854   23,235,479   20,284,505
     MIST Clarion Global Real
        Estate Investment
        Division...............    2,040,067    1,937,838    1,679,748
     MIST Dreman Small Cap
        Value Investment
        Division...............       21,553        5,385        3,466
     MIST Harris Oakmark
        International Investment
        Division...............    3,615,172    2,457,952    2,246,052
     MIST Invesco Balanced-
        Risk Allocation
        Investment Division....        2,420(f)        --           --
     MIST Invesco Small Cap
        Growth Investment
        Division...............    1,148,655      984,337      592,803
     MIST Janus Forty
        Investment Division....    1,831,257    2,004,491    1,663,638
     MIST JPMorgan Global
        Active Allocation
        Investment Division....        2,566(f)        --           --
     MIST Legg Mason
        ClearBridge Aggressive
        Growth Investment
        Division...............    1,188,432    1,236,188      698,228

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                     AS OF DECEMBER 31,         FOR THE YEAR ENDED DECEMBER 31,
                                 -------------------------- ----------------------------------------
                                                                           COST OF
                                    SHARES        COST ($)              PURCHASES ($)
                                 ------------  ------------ ----------------------------------------
                                     2012           2012       2012           2011          2010
                                 ------------  ------------ -------------- -------------- ----------
     MIST Lord Abbett Bond
        Debenture Investment
        Division...............     2,123,239    25,322,728   4,029,220      4,202,645     3,982,725
     MIST Lord Abbett Mid Cap
        Value Investment
        Division................    4,262,662    72,390,245  76,386,802         17,623         7,623
     MIST Met/Franklin Income
        Investment Division.....       31,904       314,897      94,603        104,557        90,123
     MIST Met/Franklin Mutual
        Shares Investment
        Division................       15,476       122,733      47,800         34,651        31,238
     MIST Met/Franklin
        Templeton Founding
        Strategy Investment
        Division................       30,513       268,486      42,511         36,620        56,837
     MIST Met/Templeton
        Growth Investment
        Division................        6,801        58,375      17,630         19,150        26,766
     MIST Met/Templeton
        International Bond
        Investment Division....           219         2,557       3,780(f)          --            --
     MIST MetLife Aggressive
        Strategy Investment
        Division (b)............    1,445,108    14,892,050   1,631,765     15,450,469(d)         --
     MIST MetLife Balanced
        Plus Investment
        Division...............         4,293        44,243      50,269(f)          --            --
     MIST MFS Emerging
        Markets Equity
        Investment Division.....        8,058        82,805     153,279         26,770(d)         --
     MIST MFS Research
        International Investment
        Division................    1,522,917    16,398,808   3,674,489      2,576,414     1,608,825
     MIST MLA Mid Cap
        Investment Division.....      461,310     5,460,602     408,026      1,280,594       595,846
     MIST Morgan Stanley Mid
        Cap Growth Investment
        Division................   15,790,949   160,842,321   4,192,041      9,829,634   181,166,153
     MIST PIMCO Inflation
        Protected Bond
        Investment Division.....    1,155,669    13,063,982   4,918,545      3,303,438     2,469,861
     MIST PIMCO Total Return
        Investment Division.....    3,925,808    46,212,838   6,325,271      7,403,802     7,076,844
     MIST Pioneer Fund
        Investment Division.....       13,388       136,688       7,582          7,780         6,857
     MIST RCM Technology
        Investment Division.....    3,144,984    13,659,135   3,717,366      2,111,961     2,790,890

                                     FOR THE YEAR ENDED DECEMBER 31,
                                 ----------------------------------------
                                                PROCEEDS
                                             FROM SALES ($)
                                 ----------------------------------------
                                    2012           2011          2010
                                  ------------- --------------  ---------
     MIST Lord Abbett Bond
        Debenture Investment
        Division...............    2,630,362      5,865,230     3,898,865
     MIST Lord Abbett Mid Cap
        Value Investment
        Division................   4,011,220          3,264        22,956
     MIST Met/Franklin Income
        Investment Division.....       8,795         10,557         4,997
     MIST Met/Franklin Mutual
        Shares Investment
        Division................       4,845          5,687         2,657
     MIST Met/Franklin
        Templeton Founding
        Strategy Investment
        Division................      26,306         12,523        16,387
     MIST Met/Templeton
        Growth Investment
        Division................      13,167          9,023         1,499
     MIST Met/Templeton
        International Bond
        Investment Division....        1,243(f)          --            --
     MIST MetLife Aggressive
        Strategy Investment
        Division (b)............     989,906      1,027,360(d)         --
     MIST MetLife Balanced
        Plus Investment
        Division...............        6,146(f)          --            --
     MIST MFS Emerging
        Markets Equity
        Investment Division.....      95,164            540(d)         --
     MIST MFS Research
        International Investment
        Division................   1,969,844      2,605,812     2,067,653
     MIST MLA Mid Cap
        Investment Division.....     756,033      1,251,786       595,212
     MIST Morgan Stanley Mid
        Cap Growth Investment
        Division................  13,094,724     16,285,234     9,832,558
     MIST PIMCO Inflation
        Protected Bond
        Investment Division.....   1,739,898      2,028,482     1,583,040
     MIST PIMCO Total Return
        Investment Division.....   5,836,729      5,653,299     3,959,479
     MIST Pioneer Fund
        Investment Division.....       4,551         67,759        31,995
     MIST RCM Technology
        Investment Division.....   3,015,053      3,577,458     3,395,885

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                     AS OF DECEMBER 31,         FOR THE YEAR ENDED DECEMBER 31,
                                 -------------------------- ---------------------------------------
                                                                            COST OF
                                    SHARES        COST ($)               PURCHASES ($)
                                 ------------  ------------ ---------------------------------------
                                     2012           2012        2012         2011          2010
                                 ------------  ------------  -------------- ---------   -----------
     MIST Schroders Global
        Multi-Asset Investment
        Division...............           545         5,776        8,021(f)        --            --
     MIST SSgA Growth and
        Income ETF Investment
        Division................      510,566     5,521,373    1,824,928    1,498,489     2,220,868
     MIST SSgA Growth ETF
        Investment Division.....      364,021     3,776,125    1,113,746    1,923,928       875,750
     MIST T. Rowe Price Large
        Cap Value Investment
        Division................       54,075     1,327,202       76,536       25,689       501,908
     MIST T. Rowe Price Mid
        Cap Growth Investment
        Division................    2,219,463    18,559,725    3,759,855    8,275,848     1,810,217
     MIST Third Avenue Small
        Cap Value Investment
        Division................       55,315       778,082      126,084      595,096       877,330
     MSF Baillie Gifford
        International Stock
        Investment Division.....    4,353,412    48,696,172    2,184,026    3,235,087     2,105,704
     MSF Barclays Capital
        Aggregate Bond Index
        Investment Division.....   10,044,484   109,757,798   18,934,907   11,501,288    22,625,306
     MSF BlackRock
        Aggressive Growth
        Investment Division.....    6,594,035   153,172,524    2,359,607    8,269,136     2,338,781
     MSF BlackRock Bond
        Income Investment
        Division................      741,788    79,571,999    5,640,825    5,805,876     6,783,042
     MSF BlackRock
        Diversified Investment
        Division................   15,238,687   244,853,334    8,590,251   10,350,108     8,518,236
     MSF BlackRock Large Cap
        Value Investment
        Division................    1,458,260    15,800,374    3,386,813    1,424,125     1,366,630
     MSF BlackRock Legacy
        Large Cap Growth
        Investment Division.....      492,517    12,119,741    7,158,245    2,393,555       955,624
     MSF BlackRock Money
        Market Investment
        Division................      232,745    23,274,455   13,187,844   11,412,230    39,085,331
     MSF Davis Venture Value
        Investment Division.....    1,753,067    48,252,225    2,240,132    4,062,485     3,532,125
     MSF FI Value Leaders
        Investment Division.....       44,814     7,179,192      549,077      923,988       768,915
     MSF Jennison Growth
        Investment Division.....    1,515,312    16,878,865    5,678,348    1,020,376     1,735,188

                                      FOR THE YEAR ENDED DECEMBER 31,
                                 ----------------------------------------
                                                 PROCEEDS
                                              FROM SALES ($)
                                 ----------------------------------------
                                      2012          2011         2010
                                   ------------- ----------    ----------
     MIST Schroders Global
        Multi-Asset Investment
        Division...............         2,255(f)         --            --
     MIST SSgA Growth and
        Income ETF Investment
        Division................      688,031       604,376       321,444
     MIST SSgA Growth ETF
        Investment Division.....      500,843     1,172,938       269,381
     MIST T. Rowe Price Large
        Cap Value Investment
        Division................       17,219     5,307,279       286,976
     MIST T. Rowe Price Mid
        Cap Growth Investment
        Division................    7,974,926     2,781,426     2,059,741
     MIST Third Avenue Small
        Cap Value Investment
        Division................      192,017     1,211,039       444,016
     MSF Baillie Gifford
        International Stock
        Investment Division.....    4,015,643     3,373,752     3,842,700
     MSF Barclays Capital
        Aggregate Bond Index
        Investment Division.....   11,439,455    21,342,034    16,711,144
     MSF BlackRock
        Aggressive Growth
        Investment Division.....   16,639,363    17,101,074    16,490,360
     MSF BlackRock Bond
        Income Investment
        Division................    7,542,088     8,666,314     7,737,220
     MSF BlackRock
        Diversified Investment
        Division................   21,948,665    21,365,154    21,488,733
     MSF BlackRock Large Cap
        Value Investment
        Division................    1,826,005     1,183,780     1,193,468
     MSF BlackRock Legacy
        Large Cap Growth
        Investment Division.....    2,120,133     1,606,886       766,286
     MSF BlackRock Money
        Market Investment
        Division................   10,707,190    20,447,498    44,495,834
     MSF Davis Venture Value
        Investment Division.....    3,984,624     5,416,410     4,155,257
     MSF FI Value Leaders
        Investment Division.....      728,968       900,032       500,892
     MSF Jennison Growth
        Investment Division.....    1,525,681     2,289,730     1,361,813

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                            AS OF DECEMBER 31,              FOR THE YEAR ENDED DECEMBER 31,
                                      ------------------------------ ---------------------------------------------
                                                                                        COST OF
                                          SHARES         COST ($)                    PURCHASES ($)
                                      --------------  -------------- ---------------------------------------------
                                           2012            2012          2012             2011           2010
                                      --------------  --------------  ------------    --------------- ------------
      MSF Loomis Sayles Small
         Cap Core Investment
         Division....................         75,232      15,377,635     1,244,281       1,401,272         779,792
      MSF Loomis Sayles Small
         Cap Growth Investment
         Division....................        727,317       6,743,782       435,159       1,535,720         588,154
      MSF Met/Artisan Mid Cap
         Value Investment
         Division....................        252,918      51,480,088     1,652,342       2,136,634       3,730,063
      MSF MetLife Conservative
         Allocation Investment
         Division...................         451,331       5,053,916     1,835,676       1,806,198       2,451,236
      MSF MetLife Conservative
         to Moderate Allocation
         Investment Division........         715,057       7,782,001     2,243,025       1,953,282       2,108,320
      MSF MetLife Mid Cap
         Stock Index Investment
         Division...................       4,824,314      59,075,087     6,434,902       7,118,449       4,558,217
      MSF MetLife Moderate
         Allocation Investment
         Division...................       3,789,971      39,789,720     5,656,884       6,621,830       7,290,820
      MSF MetLife Moderate to
         Aggressive Allocation
         Investment Division........       6,539,874      68,806,566     7,501,562       8,856,018       9,000,879
      MSF MetLife Stock Index
         Investment Division........      22,136,633     667,211,901    41,740,053      42,140,081      47,048,203
      MSF MFS Total Return
         Investment Division........          58,054       7,741,000     1,197,544       1,189,902       2,150,016
      MSF MFS Value Investment
         Division...................       4,195,031      53,479,318     3,310,186       3,888,301       3,693,963
      MSF MSCI EAFE Index
         Investment Division........       5,820,975      63,949,200     7,247,918       9,375,469      10,748,813
      MSF Neuberger Berman
         Genesis Investment
         Division...................       6,238,426      89,603,420     1,372,639       2,070,471       2,239,658
      MSF Oppenheimer Global
         Equity Investment
         Division...................       2,516,431      32,324,895     1,995,431       4,561,354       3,249,970
      MSF Russell 2000 Index
         Investment Division........       3,841,387      45,326,711     2,536,084       4,574,342       4,271,448
      MSF T. Rowe Price Large
         Cap Growth Investment
         Division...................       2,795,839      34,493,708     2,729,462       2,728,837       1,214,090
      MSF T. Rowe Price Small
         Cap Growth Investment
         Division...................       5,328,638      70,024,797    12,017,765       6,480,374       2,318,086
      MSF Van Eck Global
         Natural Resources
         Investment Division.........          4,135          57,891        52,989          15,766(d)           --

                                             FOR THE YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------
                                                        PROCEEDS
                                                     FROM SALES ($)
                                      ---------------------------------------------
                                           2012            2011           2010
                                       -------------   ---------------- -----------
      MSF Loomis Sayles Small
         Cap Core Investment
         Division....................      1,870,414       2,332,479      1,332,319
      MSF Loomis Sayles Small
         Cap Growth Investment
         Division....................      1,390,992       1,011,621        546,779
      MSF Met/Artisan Mid Cap
         Value Investment
         Division....................      3,672,223       4,226,880      3,981,454
      MSF MetLife Conservative
         Allocation Investment
         Division...................       1,004,176       1,511,348        768,583
      MSF MetLife Conservative
         to Moderate Allocation
         Investment Division........         731,687       2,239,776        898,546
      MSF MetLife Mid Cap
         Stock Index Investment
         Division...................       6,851,251       5,790,251      5,525,712
      MSF MetLife Moderate
         Allocation Investment
         Division...................       4,063,798       3,119,932      2,263,141
      MSF MetLife Moderate to
         Aggressive Allocation
         Investment Division........       5,594,631       4,089,610      3,399,802
      MSF MetLife Stock Index
         Investment Division........      56,539,432      42,862,666     49,869,268
      MSF MFS Total Return
         Investment Division........       1,043,992       1,494,750      2,044,235
      MSF MFS Value Investment
         Division...................       4,486,581       5,180,543      3,946,394
      MSF MSCI EAFE Index
         Investment Division........       7,865,571       5,508,673      7,741,327
      MSF Neuberger Berman
         Genesis Investment
         Division...................       5,678,800       5,494,730      4,796,586
      MSF Oppenheimer Global
         Equity Investment
         Division...................       4,751,183       6,449,346      3,980,518
      MSF Russell 2000 Index
         Investment Division........       5,292,336       7,433,659      6,680,460
      MSF T. Rowe Price Large
         Cap Growth Investment
         Division...................       3,564,278       5,712,444      4,584,444
      MSF T. Rowe Price Small
         Cap Growth Investment
         Division...................      10,094,477       9,130,453      6,301,609
      MSF Van Eck Global
         Natural Resources
         Investment Division.........          9,747             344(d)          --

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                   AS OF DECEMBER 31,         FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------- -----------------------------------------
                                                                          COST OF
                                  SHARES       COST ($)                PURCHASES ($)
                                -----------  ------------ -----------------------------------------
                                   2012          2012         2012          2011         2010
                                -----------  ------------   ------------- ------------- -----------
     MSF Western Asset
        Management Strategic
        Bond Opportunities
        Investment Division...    1,820,890    22,287,439    2,398,460     2,218,805   3,765,318
     MSF Western Asset
        Management U.S.
        Government Investment
        Division..............    1,344,866    16,268,874    1,529,728     1,868,479   1,730,763
     PIMCO VIT All Asset
        Investment Division...       11,592       124,263       31,250        97,359(d)       --
     PIMCO VIT Long-Term
        U.S. Government
        Investment Division...        2,437        33,002       33,105(g)         --          --
     PIMCO VIT Low Duration
        Investment Division...       91,532       933,182       47,764       210,299      14,655
     Pioneer VCT Emerging
        Markets Investment
        Division..............       26,343       640,834      511,183       461,977     292,305
     Pioneer VCT Mid Cap
        Value Investment
        Division..............        8,814       136,154       13,669        52,297      68,084
     Royce Micro-Cap
        Investment Division...       33,973       346,507       56,398        22,196      291,230(a)
     Royce Small-Cap
        Investment Division...       49,127       505,731      194,261     1,012,962     433,307
     UIF Emerging Markets
        Debt Investment
        Division..............      124,223     1,092,320      734,902       432,895       3,126
     UIF Emerging Markets
        Equity Investment
        Division..............       68,792       954,379      423,867       657,354     160,270
     Wells Fargo VT Total
        Return Bond Investment
        Division..............       45,232       480,809      435,287       134,983     920,218

                                    FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------------------------
                                               PROCEEDS
                                            FROM SALES ($)
                                ------------------------------------------
                                    2012         2011          2010
                                  ------------  ---------    -------------
     MSF Western Asset
        Management Strategic
        Bond Opportunities
        Investment Division...    2,267,683     2,678,776     1,826,322
     MSF Western Asset
        Management U.S.
        Government Investment
        Division..............    1,548,704     2,143,284     1,893,816
     PIMCO VIT All Asset
        Investment Division...        4,536            --            --
     PIMCO VIT Long-Term
        U.S. Government
        Investment Division...          101(g)         --            --
     PIMCO VIT Low Duration
        Investment Division...       43,068        21,217        10,848
     Pioneer VCT Emerging
        Markets Investment
        Division..............      259,048       837,851       225,049
     Pioneer VCT Mid Cap
        Value Investment
        Division..............        7,978         6,022         4,348
     Royce Micro-Cap
        Investment Division...       11,535         9,860         4,681(a)
     Royce Small-Cap
        Investment Division...      463,815       605,050       163,799
     UIF Emerging Markets
        Debt Investment
        Division..............       65,546        19,721         1,934
     UIF Emerging Markets
        Equity Investment
        Division..............       68,649       220,179         8,134
     Wells Fargo VT Total
        Return Bond Investment
        Division..............       88,422     1,089,695       371,858

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. SCHEDULES OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:


                              ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH             ALLIANCEBERNSTEIN INTERMEDIATE BOND
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- --------------------------------------------------
                               2012              2011             2010            2012             2011             2010
                          ---------------  ---------------  --------------- ----------------  ---------------  ---------------

Units beginning of year..         914,212           19,486           25,043            3,232            3,146            2,242
Units issued and
   transferred from
   other funding options.             797          943,623            5,471            3,563              191            3,226
Units redeemed and
   transferred to other
   funding options.......       (903,379)         (48,897)         (11,028)            (120)            (105)          (2,322)
                          ---------------  ---------------  --------------- ----------------  ---------------  ---------------
Units end of year........          11,630          914,212           19,486            6,675            3,232            3,146
                          ===============  ===============  =============== ================  ===============  ===============


                                ALLIANCEBERNSTEIN INTERNATIONAL VALUE                   AMERICAN CENTURY VP VISTA
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- --------------------------------------------------
                               2012             2011            2010 (a)          2012             2011             2010
                          ---------------  ---------------  --------------- ---------------  ----------------  ---------------

Units beginning of year..               9               73               --             679             5,360           13,115
Units issued and
   transferred from
   other funding options.              --                6               73              63               753            2,722
Units redeemed and
   transferred to other
   funding options.......              --             (70)               --           (463)           (5,434)         (10,477)
                          ---------------  ---------------  --------------- ---------------  ----------------  ---------------
Units end of year........               9                9               73             279               679            5,360
                          ===============  ===============  =============== ===============  ================  ===============

                                         AMERICAN FUNDS BOND                    AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011              2010            2012             2011              2010
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------

Units beginning of year..          367,699          361,073          335,183        2,037,588        2,114,920        2,152,577
Units issued and
   transferred from
   other funding options.          131,998          111,528          767,492          343,427          395,698        2,898,451
Units redeemed and
   transferred to other
   funding options.......        (101,751)        (104,902)        (741,602)        (433,428)        (473,030)      (2,936,108)
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------
Units end of year........          397,946          367,699          361,073        1,947,587        2,037,588        2,114,920
                          ================ ================  =============== ================  ===============  ===============


                                        AMERICAN FUNDS GROWTH                          AMERICAN FUNDS GROWTH-INCOME
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011              2010            2012             2011              2010
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------

Units beginning of year..        1,353,057        1,411,108        1,419,237        1,453,945        1,483,095        1,491,242
Units issued and
   transferred from
   other funding options.          191,289          236,308        1,491,854          212,605          249,184        1,511,750
Units redeemed and
   transferred to other
   funding options.......        (274,936)        (294,359)      (1,499,983)        (284,434)        (278,334)      (1,519,897)
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------
Units end of year........        1,269,410        1,353,057        1,411,108        1,382,116        1,453,945        1,483,095
                          ================ ================  =============== ================  ===============  ===============

                            AMERICAN FUNDS
                           HIGH-INCOME BOND             AMERICAN FUNDS INTERNATIONAL
                          INVESTMENT DIVISION                INVESTMENT DIVISION
                          ------------------- -------------------------------------------------
                               2012 (b)             2012             2011             2010
                          ------------------- ---------------  ---------------  ---------------

Units beginning of year..               --             21,039           27,930           17,214
Units issued and
   transferred from
   other funding options.            4,621              1,746              306           13,635
Units redeemed and
   transferred to other
   funding options.......             (15)            (4,012)          (7,197)          (2,919)
                          ------------------- ---------------  ---------------  ---------------
Units end of year........            4,606             18,773           21,039           27,930
                          =================== ===============  ===============  ===============


                                  AMERICAN FUNDS U.S. GOVERNMENT/
                                       AAA-RATED SECURITIES                         DREYFUS VIF INTERNATIONAL VALUE
                                        INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -----------------------------------------------
                               2012             2011             2010            2012             2011            2010
                          ---------------  ---------------  --------------- --------------- ---------------- --------------

Units beginning of year..           2,025            1,810            4,564          16,153           16,502         21,676
Units issued and
   transferred from
   other funding options.             292            1,074              398              77               99            505
Units redeemed and
   transferred to other
   funding options.......           (345)            (859)          (3,152)           (217)            (448)        (5,679)
                          ---------------  ---------------  --------------- --------------- ---------------- --------------
Units end of year........           1,972            2,025            1,810          16,013           16,153         16,502
                          ===============  ===============  =============== =============== ================ ==============

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:


                                 FIDELITY VIP ASSET MANAGER: GROWTH                      FIDELITY VIP CONTRAFUND
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- --------------------------------------------------
                               2012             2011              2010            2012             2011             2010
                          ---------------  ---------------  --------------- ---------------- ----------------  ---------------

Units beginning of year..         138,116          172,460          181,097          157,450          190,755          332,757
Units issued and
   transferred from
   other funding options.          47,327           17,093           24,042           16,403           22,512           43,442
Units redeemed and
   transferred to other
   funding options.......        (20,847)         (51,437)         (32,679)         (26,439)         (55,817)        (185,444)
                          ---------------  ---------------  --------------- ---------------- ----------------  ---------------
Units end of year........         164,596          138,116          172,460          147,414          157,450          190,755
                          ===============  ===============  =============== ================ ================  ===============


                                    FIDELITY VIP EQUITY-INCOME                          FIDELITY VIP FREEDOM 2010
                                        INVESTMENT DIVISION                                INVESTMENT DIVISION
                          ------------------------------------------------- --------------------------------------------------
                               2012             2011              2010            2012             2011             2010
                          ---------------  ---------------  --------------- ---------------  ---------------  ----------------

Units beginning of year..           1,549           17,040           23,778           3,238            3,002             1,541
Units issued and
   transferred from
   other funding options.           3,462            2,435            4,102             200              246             1,471
Units redeemed and
   transferred to other
   funding options.......           (580)         (17,926)         (10,840)            (60)             (10)              (10)
                          ---------------  ---------------  --------------- ---------------  ---------------  ----------------
Units end of year........           4,431            1,549           17,040           3,378            3,238             3,002
                          ===============  ===============  =============== ===============  ===============  ================

                                      FIDELITY VIP FREEDOM 2020                         FIDELITY VIP FREEDOM 2030
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- --------------------------------------------------
                               2012              2011             2010            2012             2011             2010
                          ---------------  ---------------  --------------- ----------------  ---------------  ---------------

Units beginning of year..          53,514           56,297           56,341            6,028            9,011            3,665
Units issued and
   transferred from
   other funding options.             968              121              829               83            2,929            9,042
Units redeemed and
   transferred to other
   funding options.......         (3,203)          (2,904)            (873)          (2,172)          (5,912)          (3,696)
                          ---------------  ---------------  --------------- ----------------  ---------------  ---------------
Units end of year........          51,279           53,514           56,297            3,939            6,028            9,011
                          ===============  ===============  =============== ================  ===============  ===============


                              FIDELITY VIP FREEDOM 2050                FIDELITY VIP HIGH INCOME
                                 INVESTMENT DIVISION                      INVESTMENT DIVISION
                          -------------------------------- -------------------------------------------------
                               2012            2011 (c)          2012             2011            2010
                          ---------------  --------------- ---------------  ---------------- ---------------

Units beginning of year..           1,492               --           2,677               294           3,001
Units issued and
   transferred from
   other funding options.              --            1,494           6,418             2,406              --
Units redeemed and
   transferred to other
   funding options.......            (24)              (2)           (140)              (23)         (2,707)
                          ---------------  --------------- ---------------  ---------------- ---------------
Units end of year........           1,468            1,492           8,955             2,677             294
                          ===============  =============== ===============  ================ ===============

                               FIDELITY VIP INVESTMENT GRADE BOND                       FIDELITY VIP MID CAP
                                       INVESTMENT DIVISION                               INVESTMENT DIVISION
                         ------------------------------------------------ -------------------------------------------------
                               2012            2011             2010            2012             2011            2010
                         ---------------  ---------------  -------------- ---------------  ---------------  ---------------

Units beginning of year.         117,053           38,436          18,087          24,942           16,733           10,051
Units issued and
   transferred from
   other funding options         117,701          120,433          87,556           4,204           12,194            7,750
Units redeemed and
   transferred to other
   funding options......        (90,025)         (41,816)        (67,207)         (2,589)          (3,985)          (1,068)
                         ---------------  ---------------  -------------- ---------------  ---------------  ---------------
Units end of year.......         144,729          117,053          38,436          26,557           24,942           16,733
                         ===============  ===============  ============== ===============  ===============  ===============


                             FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES           FTVIPT TEMPLETON FOREIGN SECURITIES
                                        INVESTMENT DIVISION                              INVESTMENT DIVISION
                         ------------------------------------------------- ------------------------------------------------
                               2012             2011            2010            2012             2011             2010
                          --------------  ---------------  --------------- --------------- ---------------  ---------------

Units beginning of year.          44,626           53,444           54,588         203,775         558,309          520,792
Units issued and
   transferred from
   other funding options           6,077            9,519           32,229          49,290          26,853           75,062
Units redeemed and
   transferred to other
   funding options......        (10,364)         (18,337)         (33,373)        (27,753)       (381,387)         (37,545)
                          --------------  ---------------  --------------- --------------- ---------------  ---------------
Units end of year.......          40,339           44,626           53,444         225,312         203,775          558,309
                          ==============  ===============  =============== =============== ===============  ===============

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:


                               FTVIPT TEMPLETON GLOBAL BOND SECURITIES                 GOLDMAN SACHS MID-CAP VALUE
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                                2012             2011             2010            2012             2011             2010
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..          14,004              179              204          19,234           24,643           27,552
Units issued and
   transferred from
   other funding options.           5,493           25,202           11,325              --               --                1
Units redeemed and
   transferred to other
   funding options.......           (941)         (11,377)         (11,350)         (3,609)          (5,409)          (2,910)
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------
Units end of year........          18,556           14,004              179          15,625           19,234           24,643
                          ===============  ===============  =============== ===============  ===============  ===============


                              GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY             INVESCO V.I. GLOBAL REAL ESTATE
                                         INVESTMENT DIVISION                              INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                                2012            2011             2010            2012             2011             2010
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..           4,148            4,258            7,623          54,002           54,093           59,960
Units issued and
   transferred from
   other funding options.             435               38              436          31,822           34,742            6,829
Units redeemed and
   transferred to other
   funding options.......         (2,658)            (148)          (3,801)        (11,890)         (34,833)         (12,696)
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------
Units end of year........           1,925            4,148            4,258          73,934           54,002           54,093
                          ===============  ===============  =============== ===============  ===============  ===============

                                   INVESCO V.I.
                               GOVERNMENT SECURITIES             INVESCO V.I. INTERNATIONAL GROWTH
                                INVESTMENT DIVISION                     INVESTMENT DIVISION
                         -------------------------------- -------------------------------------------------
                               2012           2011 (d)         2012             2011             2010
                         ---------------  --------------- ---------------  ---------------  ---------------

Units beginning of year.           1,570               --           1,308           14,201            1,080
Units issued and
   transferred from
   other funding options           1,091            8,213         329,534              320           20,685
Units redeemed and
   transferred to other
   funding options......         (2,639)          (6,643)        (16,045)         (13,213)          (7,564)
                         ---------------  --------------- ---------------  ---------------  ---------------
Units end of year.......              22            1,570         314,797            1,308           14,201
                         ===============  =============== ===============  ===============  ===============



                                INVESCO V.I. VAN KAMPEN COMSTOCK                        JANUS ASPEN BALANCED
                                       INVESTMENT DIVISION                               INVESTMENT DIVISION
                         ------------------------------------------------ -------------------------------------------------
                              2012             2011           2010 (e)          2012             2011            2010
                         ---------------  --------------  --------------- ---------------  ---------------  ---------------

Units beginning of year.          17,951           2,966               --          81,522          155,834           99,381
Units issued and
   transferred from
   other funding options           2,259          15,242            2,966           9,247            8,172           79,900
Units redeemed and
   transferred to other
   funding options......         (1,363)           (257)               --        (31,704)         (82,484)         (23,447)
                         ---------------  --------------  --------------- ---------------  ---------------  ---------------
Units end of year.......          18,847          17,951            2,966          59,065           81,522          155,834
                         ===============  ==============  =============== ===============  ===============  ===============

                                          JANUS ASPEN FORTY                                 JANUS ASPEN JANUS
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                                2012             2011             2010            2012             2011             2010
                          ---------------- ---------------  --------------- ---------------- ---------------  ---------------

Units beginning of year..           45,616          73,218           61,130           85,791         741,523          718,894
Units issued and
   transferred from
   other funding options.           13,757           4,044           22,591            1,271             640           65,451
Units redeemed and
   transferred to other
   funding options.......         (12,868)        (31,646)         (10,503)          (5,141)       (656,372)         (42,822)
                          ---------------- ---------------  --------------- ---------------- ---------------  ---------------
Units end of year........           46,505          45,616           73,218           81,921          85,791          741,523
                          ================ ===============  =============== ================ ===============  ===============


                                        JANUS ASPEN OVERSEAS                              MFS VIT GLOBAL EQUITY
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                                2012             2011             2010            2012             2011             2010
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..          15,536           11,481            3,135             356           14,222            5,543
Units issued and
   transferred from
   other funding options.           3,116          181,594            9,125           7,683              851           11,271
Units redeemed and
   transferred to other
   funding options.......         (1,025)        (177,539)            (779)           (806)         (14,717)          (2,592)
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------
Units end of year........          17,627           15,536           11,481           7,233              356           14,222
                          ===============  ===============  =============== ===============  ===============  ===============

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:





                                         MFS VIT HIGH INCOME                              MFS VIT NEW DISCOVERY
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- --------------------------------------------------
                               2012              2011             2010            2012             2011             2010
                          ---------------  ---------------  --------------- ----------------  ---------------  ---------------

Units beginning of year..           8,896            9,020            9,209            7,919            7,814              396
Units issued and
   transferred from
   other funding options.           1,126                1              106            1,553              359            7,766
Units redeemed and
   transferred to other
   funding options.......           (757)            (125)            (295)            (268)            (254)            (348)
                          ---------------  ---------------  --------------- ----------------  ---------------  ---------------
Units end of year........           9,265            8,896            9,020            9,204            7,919            7,814
                          ===============  ===============  =============== ================  ===============  ===============


                                                                                   MIST
                                                                             ALLIANCEBERNSTEIN
                                                                              GLOBAL DYNAMIC
                                            MFS VIT VALUE                       ALLOCATION
                                         INVESTMENT DIVISION                INVESTMENT DIVISION
                          ------------------------------------------------- -------------------
                               2012              2011             2010           2012 (f)
                          ---------------  ---------------  --------------- -------------------

Units beginning of year..           3,138            5,577            5,803                --
Units issued and
   transferred from
   other funding options.              --               --               --               852
Units redeemed and
   transferred to other
   funding options.......         (2,089)          (2,439)            (226)             (196)
                          ---------------  ---------------  --------------- -------------------
Units end of year........           1,049            3,138            5,577               656
                          ===============  ===============  =============== ===================


                              MIST AMERICAN FUNDS BALANCED ALLOCATION            MIST AMERICAN FUNDS GROWTH ALLOCATION
                                        INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                               2012             2011             2010            2012             2011             2010
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..          50,766           41,296           23,102          82,817           71,574           15,564
Units issued and
   transferred from
   other funding options.           8,491           21,131           70,685          19,200           22,942           90,305
Units redeemed and
   transferred to other
   funding options.......         (4,666)         (11,661)         (52,491)        (17,699)         (11,699)         (34,295)
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------
Units end of year........          54,591           50,766           41,296          84,318           82,817           71,574
                          ===============  ===============  =============== ===============  ===============  ===============


                                                                              MIST AQR GLOBAL
                              MIST AMERICAN FUNDS MODERATE ALLOCATION          RISK BALANCED
                                        INVESTMENT DIVISION                 INVESTMENT DIVISION
                          ------------------------------------------------- -------------------
                               2012             2011             2010            2012 (f)
                          ---------------  ---------------  --------------- -------------------

Units beginning of year..          37,706           23,584            9,961                --
Units issued and
   transferred from
   other funding options.          18,239           16,729           29,424             2,974
Units redeemed and
   transferred to other
   funding options.......         (6,361)          (2,607)         (15,801)             (616)
                          ---------------  ---------------  --------------- -------------------
Units end of year........          49,584           37,706           23,584             2,358
                          ===============  ===============  =============== ===================

                            MIST BLACKROCK
                            GLOBAL TACTICAL
                              STRATEGIES                MIST BLACKROCK LARGE CAP CORE
                          INVESTMENT DIVISION                INVESTMENT DIVISION
                          ------------------- --------------------------------------------------
                               2012 (f)             2012             2011             2010
                          ------------------- ---------------  ---------------  ----------------

Units beginning of year..                --        12,762,727       13,468,383        14,107,746
Units issued and
   transferred from other
   funding options.......             3,964         1,483,936        1,797,760         9,046,176
Units redeemed and
   transferred to other
   funding options.......             (257)       (2,333,325)      (2,503,416)       (9,685,539)
                          ------------------- ---------------  ---------------  ----------------
Units end of year........             3,707        11,913,338       12,762,727        13,468,383
                          =================== ===============  ===============  ================




                                   MIST CLARION GLOBAL REAL ESTATE                      MIST DREMAN SMALL CAP VALUE
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- -------------------------------------------------
                                2012             2011             2010            2012              2011             2010
                          ---------------- ----------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..        1,311,823        1,342,988        1,332,507           2,480            1,705            1,271
Units issued and
   transferred from other
   funding options.......          371,416          277,732        1,901,957           1,210            1,121            1,222
Units redeemed and
   transferred to other
   funding options.......        (294,820)        (308,897)      (1,891,476)         (1,390)            (346)            (788)
                          ---------------- ----------------  --------------- ---------------  ---------------  ---------------
Units end of year........        1,388,419        1,311,823        1,342,988           2,300            2,480            1,705
                          ================ ================  =============== ===============  ===============  ===============

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:


                                                                                MIST INVESCO
                                                                                BALANCED-RISK
                                  MIST HARRIS OAKMARK INTERNATIONAL              ALLOCATION
                                         INVESTMENT DIVISION                 INVESTMENT DIVISION
                          -------------------------------------------------- -------------------
                                2012             2011             2010            2012 (f)
                          ---------------  ----------------  --------------- -------------------

Units beginning of year..       1,483,192         1,473,309        1,439,875               --
Units issued and
   transferred from
   other funding options.         301,420           324,563        1,994,881            9,427
Units redeemed and
   transferred to other
   funding options.......       (362,647)         (314,680)      (1,961,447)          (2,327)
                          ---------------  ----------------  --------------- -------------------
Units end of year........       1,421,965         1,483,192        1,473,309            7,100
                          ===============  ================  =============== ===================




                                    MIST INVESCO SMALL CAP GROWTH                            MIST JANUS FORTY
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011             2010            2012              2011             2010
                          ---------------  ---------------  ---------------- ---------------  ---------------  ----------------

Units beginning of year..         279,254          280,254           268,049       1,093,634        1,185,626         1,122,196
Units issued and
   transferred from
   other funding options.          58,241           85,976           345,354         286,818          250,215         2,258,407
Units redeemed and
   transferred to other
   funding options.......        (91,762)         (86,976)         (333,149)       (294,792)        (342,207)       (2,194,977)
                          ---------------  ---------------  ---------------- ---------------  ---------------  ----------------
Units end of year........         245,733          279,254           280,254       1,085,660        1,093,634         1,185,626
                          ===============  ===============  ================ ===============  ===============  ================

                             MIST JPMORGAN
                             GLOBAL ACTIVE               MIST LEGG MASON CLEARBRIDGE
                              ALLOCATION                      AGGRESSIVE GROWTH
                          INVESTMENT DIVISION                INVESTMENT DIVISION
                          ------------------- --------------------------------------------------
                               2012 (f)             2012             2011             2010
                          ------------------- ---------------  ----------------  ---------------

Units beginning of year..               --          1,353,551           888,257          918,435
Units issued and
   transferred from
   other funding options.           20,291            230,917           760,794          862,843
Units redeemed and
   transferred to other
   funding options.......          (2,480)          (270,726)         (295,500)        (893,021)
                          ------------------- ---------------  ----------------  ---------------
Units end of year........           17,811          1,313,742         1,353,551          888,257
                          =================== ===============  ================  ===============




                                   MIST LORD ABBETT BOND DEBENTURE                    MIST LORD ABBETT MID CAP VALUE
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011             2010             2012             2011             2010
                          ----------------  ---------------  --------------- ---------------  ---------------  ----------------

Units beginning of year..        1,085,311        1,222,207        1,300,112           9,000            7,974             9,319
Units issued and
   transferred from
   other funding options.          167,197          200,137          833,058       3,301,144            1,279               620
Units redeemed and
   transferred to other
   funding options.......        (189,305)        (337,033)        (910,963)       (436,992)            (253)           (1,965)
                          ----------------  ---------------  --------------- ---------------  ---------------  ----------------
Units end of year........        1,063,203        1,085,311        1,222,207       2,873,152            9,000             7,974
                          ================  ===============  =============== ===============  ===============  ================

                                      MIST MET/FRANKLIN INCOME                       MIST MET/FRANKLIN MUTUAL SHARES
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- --------------------------------------------------
                               2012             2011              2010            2012             2011             2010
                          ---------------  ---------------  --------------- ---------------  ----------------  ---------------

Units beginning of year..          19,993           13,040            5,364           8,617             6,134            2,904
Units issued and
   transferred from other
   funding options.......           6,087            7,842           13,379           3,067             3,078            6,436
Units redeemed and
   transferred to other
   funding options.......           (689)            (889)          (5,703)           (491)             (595)          (3,206)
                          ---------------  ---------------  --------------- ---------------  ----------------  ---------------
Units end of year........          25,391           19,993           13,040          11,193             8,617            6,134
                          ===============  ===============  =============== ===============  ================  ===============


                           MIST MET/FRANKLIN TEMPLETON FOUNDING STRATEGY                MIST MET/TEMPLETON GROWTH
                                        INVESTMENT DIVISION                                INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                               2012             2011             2010             2012             2011             2010
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..          27,693           25,753           21,298           6,014            5,088            2,173
Units issued and
   transferred from other
   funding options.......           2,368            3,131           55,695           1,505            1,929            5,903
Units redeemed and
   transferred to other
   funding options.......         (2,432)          (1,191)         (51,240)         (1,298)          (1,003)          (2,988)
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------
Units end of year........          27,629           27,693           25,753           6,221            6,014            5,088
                          ===============  ===============  =============== ===============  ===============  ===============

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:


                              MIST MET/
                              TEMPLETON
                            INTERNATIONAL             MIST METLIFE              MIST METLIFE            MIST MFS EMERGING
                              BOND MIST            AGGRESSIVE STRATEGY          BALANCED PLUS            MARKETS EQUITY
                         INVESTMENT DIVISION       INVESTMENT DIVISION       INVESTMENT DIVISION       INVESTMENT DIVISION
                         ------------------- ------------------------------- ------------------- --------------------------------
                              2012 (f)            2012           2011 (d)         2012 (f)             2012          2011 (d)
                         ------------------- ---------------  -------------- ------------------- ---------------  ---------------

Units beginning of year.               --          1,049,786              --               --              2,070               --
Units issued and
   transferred from
   other funding options              270            225,712       1,234,168            4,873             12,249            2,117
Units redeemed and
   transferred to other
   funding options......             (89)          (189,824)       (184,382)            (586)            (7,582)             (47)
                         ------------------- ---------------  -------------- ------------------- ---------------  ---------------
Units end of year.......              181          1,085,674       1,049,786            4,287              6,737            2,070
                         =================== ===============  ============== =================== ===============  ===============





                                  MIST MFS RESEARCH INTERNATIONAL                            MLA MID CAP
                                        INVESTMENT DIVISION                              INVESTMENT DIVISION
                         ------------------------------------------------- ------------------------------------------------
                               2012            2011             2010            2012             2011            2010
                         ---------------  ---------------  --------------- --------------  ---------------  ---------------

Units beginning of year.         820,338          838,110          885,756        358,406          360,447          362,314
Units issued and
   transferred from
   other funding options         314,771          223,953        1,201,606         58,299          109,194          450,103
Units redeemed and
   transferred to other
   funding options......       (214,418)        (241,725)      (1,249,252)       (82,282)        (111,235)        (451,970)
                         ---------------  ---------------  --------------- --------------  ---------------  ---------------
Units end of year.......         920,691          820,338          838,110        334,423          358,406          360,447
                         ===============  ===============  =============== ==============  ===============  ===============

                                 MIST MORGAN STANLEY MID CAP GROWTH                MIST PIMCO INFLATION PROTECTED BOND
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                                2012             2011             2010            2012             2011             2010
                          ---------------- ---------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..       12,356,734      13,121,650           23,317         700,157          653,613          618,801
Units issued and
   transferred from
   other funding options.        1,750,563       1,773,282       24,103,485         381,726          288,475        1,507,168
Units redeemed and
   transferred to other
   funding options.......      (2,275,594)     (2,538,198)     (11,005,152)       (244,174)        (241,931)      (1,472,356)
                          ---------------- ---------------  --------------- ---------------  ---------------  ---------------
Units end of year........       11,831,703      12,356,734       13,121,650         837,709          700,157          653,613
                          ================ ===============  =============== ===============  ===============  ===============


                                       MIST PIMCO TOTAL RETURN                             MIST PIONEER FUND
                                         INVESTMENT DIVISION                              INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                                2012             2011             2010           2012             2011             2010
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..       2,427,091        2,450,427        2,378,221          13,480           17,938           20,277
Units issued and
   transferred from
   other funding options.         550,605          620,126        2,765,705             301              399              399
Units redeemed and
   transferred to other
   funding options.......       (612,124)        (643,462)      (2,693,499)           (327)          (4,857)          (2,738)
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------
Units end of year........       2,365,572        2,427,091        2,450,427          13,454           13,480           17,938
                          ===============  ===============  =============== ===============  ===============  ===============

                                                                            MIST SCHRODERS
                                       MIST RCM TECHNOLOGY                GLOBAL MULTI-ASSET
                                       INVESTMENT DIVISION                INVESTMENT DIVISION
                         ------------------------------------------------ -------------------
                               2012            2011             2010           2012 (f)
                         ---------------  ---------------  -------------- -------------------

Units beginning of year.       1,828,123        2,007,835       2,111,049               --
Units issued and
   transferred from
   other funding options         519,280          541,643       3,754,204            7,478
Units redeemed and
   transferred to other
   funding options......       (630,576)        (721,355)     (3,857,418)          (2,144)
                         ---------------  ---------------  -------------- -------------------
Units end of year.......       1,716,827        1,828,123       2,007,835            5,334
                         ===============  ===============  ============== ===================



                                 MIST SSGA GROWTH AND INCOME ETF                       MIST SSGA GROWTH ETF
                                       INVESTMENT DIVISION                              INVESTMENT DIVISION
                         ------------------------------------------------ ------------------------------------------------
                              2012             2011             2010           2012             2011             2010
                         --------------- ---------------  --------------- ---------------  --------------  ---------------

Units beginning of year.         381,525         320,284          149,333         299,115         237,751          181,473
Units issued and
   transferred from
   other funding options         154,362         139,491          435,343         100,874         190,117          355,523
Units redeemed and
   transferred to other
   funding options......        (85,111)        (78,250)        (264,392)        (67,322)       (128,753)        (299,245)
                         --------------- ---------------  --------------- ---------------  --------------  ---------------
Units end of year.......         450,776         381,525          320,284         332,667         299,115          237,751
                         =============== ===============  =============== ===============  ==============  ===============

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:


                                 MIST T. ROWE PRICE LARGE CAP VALUE                  MIST T. ROWE PRICE MID CAP GROWTH
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011             2010             2012             2011             2010
                          ---------------  ----------------  --------------- ---------------  ----------------  ---------------

Units beginning of year..         108,604           601,441          585,353       1,957,835         1,725,748        1,754,850
Units issued and
   transferred from
   other funding options.           5,096             1,323           46,143         314,763           685,902        2,400,707
Units redeemed and
   transferred to other
   funding options.......         (1,586)         (494,160)         (30,055)       (727,694)         (453,815)      (2,429,809)
                          ---------------  ----------------  --------------- ---------------  ----------------  ---------------
Units end of year........         112,114           108,604          601,441       1,544,904         1,957,835        1,725,748
                          ===============  ================  =============== ===============  ================  ===============


                                  MIST THIRD AVENUE SMALL CAP VALUE               MSF BAILLIE GIFFORD INTERNATIONAL STOCK
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011             2010            2012              2011             2010
                          ---------------  ---------------  ---------------- ---------------  ---------------  ----------------

Units beginning of year..          54,483           96,930            66,457       2,947,427        2,985,340         3,130,833
Units issued and
   transferred from
   other funding options.           8,078           30,935            54,144         466,869          537,715         2,254,216
Units redeemed and
   transferred to other
   funding options.......        (12,048)         (73,382)          (23,671)       (628,395)        (575,628)       (2,399,709)
                          ---------------  ---------------  ---------------- ---------------  ---------------  ----------------
Units end of year........          50,513           54,483            96,930       2,785,901        2,947,427         2,985,340
                          ===============  ===============  ================ ===============  ===============  ================

                              MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX              MSF BLACKROCK AGGRESSIVE GROWTH
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          -------------------------------------------------- -------------------------------------------------
                                2012             2011             2010            2012              2011             2010
                          ---------------  ---------------  ---------------- ---------------  ---------------  ---------------

Units beginning of year..       5,367,889        6,069,208         5,979,612       8,613,267        9,010,506        9,655,662
Units issued and
   transferred from
   other funding options.       1,299,442        1,036,792         5,950,976         944,396        1,226,282        5,730,219
Units redeemed and
   transferred to other
   funding options.......     (1,138,456)      (1,738,111)       (5,861,380)     (1,504,257)      (1,623,521)      (6,375,375)
                          ---------------  ---------------  ---------------- ---------------  ---------------  ---------------
Units end of year........       5,528,875        5,367,889         6,069,208       8,053,406        8,613,267        9,010,506
                          ===============  ===============  ================ ===============  ===============  ===============


                                      MSF BLACKROCK BOND INCOME                          MSF BLACKROCK DIVERSIFIED
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- -------------------------------------------------
                                2012             2011             2010            2012              2011             2010
                          ---------------  ----------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..       3,448,815         3,695,898        3,849,026      10,223,668       10,826,228       11,480,151
Units issued and
   transferred from
   other funding options.         453,762           476,235        2,545,294       1,214,215        1,401,995        7,504,390
Units redeemed and
   transferred to other
   funding options.......       (616,053)         (723,318)      (2,698,422)     (1,840,603)      (2,004,555)      (8,158,313)
                          ---------------  ----------------  --------------- ---------------  ---------------  ---------------
Units end of year........       3,286,524         3,448,815        3,695,898       9,597,280       10,223,668       10,826,228
                          ===============  ================  =============== ===============  ===============  ===============

                                    MSF BLACKROCK LARGE CAP VALUE                  MSF BLACKROCK LEGACY LARGE CAP GROWTH
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011             2010             2012             2011              2010
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------

Units beginning of year..        1,036,664        1,026,360        1,018,697          533,802          494,998          480,438
Units issued and
   transferred from
   other funding options.          193,068          229,911        1,430,731          759,181          231,277          793,080
Units redeemed and
   transferred to other
   funding options.......        (257,334)        (219,607)      (1,423,068)        (209,226)        (192,473)        (778,520)
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------
Units end of year........          972,398        1,036,664        1,026,360        1,083,757          533,802          494,998
                          ================ ================  =============== ================  ===============  ===============


                                     MSF BLACKROCK MONEY MARKET                           MSF DAVIS VENTURE VALUE
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011              2010            2012             2011              2010
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------

Units beginning of year..        1,163,332        1,663,896        1,962,757        1,569,723        1,632,869        1,661,533
Units issued and
   transferred from
   other funding options.          797,800          607,896        1,839,931          233,892          320,460        1,634,097
Units redeemed and
   transferred to other
   funding options.......        (655,130)      (1,108,460)      (2,138,792)        (291,754)        (383,606)      (1,662,761)
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------
Units end of year........        1,306,002        1,163,332        1,663,896        1,511,861        1,569,723        1,632,869
                          ================ ================  =============== ================  ===============  ===============

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:


                                      MSF FI VALUE LEADERS                              MSF JENNISON GROWTH
                                       INVESTMENT DIVISION                              INVESTMENT DIVISION
                         ------------------------------------------------ -------------------------------------------------
                               2012            2011             2010            2012             2011            2010
                         ---------------  ---------------  -------------- ---------------  ---------------  ---------------

Units beginning of year.         489,548          493,819         478,934       1,066,474        1,234,658        1,148,604
Units issued and
   transferred from
   other funding options          86,660          119,587         576,474         309,675          212,585        1,009,921
Units redeemed and
   transferred to other
   funding options......       (106,947)        (123,858)       (561,589)       (224,631)        (380,769)        (923,867)
                         ---------------  ---------------  -------------- ---------------  ---------------  ---------------
Units end of year.......         469,261          489,548         493,819       1,151,518        1,066,474        1,234,658
                         ===============  ===============  ============== ===============  ===============  ===============


                                 MSF LOOMIS SAYLES SMALL CAP CORE                MSF LOOMIS SAYLES SMALL CAP GROWTH
                                        INVESTMENT DIVISION                              INVESTMENT DIVISION
                         ------------------------------------------------- ------------------------------------------------
                               2012             2011            2010            2012             2011             2010
                         ---------------  ---------------  --------------- --------------  ---------------  ---------------

Units beginning of year.          95,949          115,539          116,312        639,754          597,616          592,149
Units issued and
   transferred from
   other funding options          10,523           19,557           70,304         96,222          204,191          595,787
Units redeemed and
   transferred to other
   funding options......        (17,993)         (39,147)         (71,077)      (166,556)        (162,053)        (590,320)
                         ---------------  ---------------  --------------- --------------  ---------------  ---------------
Units end of year.......          88,479           95,949          115,539        569,420          639,754          597,616
                         ===============  ===============  =============== ==============  ===============  ===============

                                    MSF MET/ARTISAN MID CAP VALUE                   MSF METLIFE CONSERVATIVE ALLOCATION
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011             2010             2012             2011             2010
                          ---------------  ----------------  --------------- ---------------  ---------------  ----------------

Units beginning of year..         187,483           222,836          191,339         293,962          281,025           179,332
Units issued and
   transferred from
   other funding options.          37,546            55,960          303,121         138,689          187,246           672,097
Units redeemed and
   transferred to other
   funding options.......        (36,252)          (91,313)        (271,624)       (101,783)        (174,309)         (570,404)
                          ---------------  ----------------  --------------- ---------------  ---------------  ----------------
Units end of year........         188,777           187,483          222,836         330,868          293,962           281,025
                          ===============  ================  =============== ===============  ===============  ================


                           MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION            MSF METLIFE MID CAP STOCK INDEX
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                               2012              2011             2010             2012             2011              2010
                          ---------------  ---------------  ---------------- ----------------  ---------------  ---------------

Units beginning of year..         491,119          523,187           443,689        3,140,839        3,223,737        3,313,158
Units issued and
   transferred from
   other funding options.         165,315          194,728           852,775          476,623          578,839        3,107,108
Units redeemed and
   transferred to other
   funding options.......       (107,740)        (226,796)         (773,277)        (646,076)        (661,737)      (3,196,529)
                          ---------------  ---------------  ---------------- ----------------  ---------------  ---------------
Units end of year........         548,694          491,119           523,187        2,971,386        3,140,839        3,223,737
                          ===============  ===============  ================ ================  ===============  ===============

                                 MSF METLIFE MODERATE ALLOCATION            MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                       INVESTMENT DIVISION                               INVESTMENT DIVISION
                         ------------------------------------------------- ------------------------------------------------
                               2012            2011             2010            2012             2011             2010
                         ---------------  ---------------  --------------- --------------  ---------------  ---------------

Units beginning of year.       3,050,810        2,825,563        2,488,914      5,400,236        5,118,269        4,732,679
Units issued and
   transferred from
   other funding options         658,640          818,677        4,421,202      1,100,174        1,298,976        8,011,177
Units redeemed and
   transferred to other
   funding options......       (623,602)        (593,430)      (4,084,553)    (1,066,769)      (1,017,009)      (7,625,587)
                         ---------------  ---------------  --------------- --------------  ---------------  ---------------
Units end of year.......       3,085,848        3,050,810        2,825,563      5,433,641        5,400,236        5,118,269
                         ===============  ===============  =============== ==============  ===============  ===============


                                     MSF METLIFE STOCK INDEX                           MSF MFS TOTAL RETURN
                                       INVESTMENT DIVISION                              INVESTMENT DIVISION
                         ------------------------------------------------ ------------------------------------------------
                              2012             2011             2010            2012            2011             2010
                         ---------------  --------------  --------------- ---------------  ---------------  --------------

Units beginning of year.      36,301,700      36,664,506       36,924,505         528,477          568,106         580,613
Units issued and
   transferred from
   other funding options       4,994,055       5,857,273       25,845,802         105,811          110,243         701,621
Units redeemed and
   transferred to other
   funding options......     (6,237,155)     (6,220,079)     (26,105,801)       (110,694)        (149,872)       (714,128)
                         ---------------  --------------  --------------- ---------------  ---------------  --------------
Units end of year.......      35,058,600      36,301,700       36,664,506         523,594          528,477         568,106
                         ===============  ==============  =============== ===============  ===============  ==============

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:


                                            MSF MFS VALUE                                   MSF MSCI EAFE INDEX
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011              2010            2012             2011              2010
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------

Units beginning of year..        3,828,828        3,975,344        4,056,273        4,910,651        4,717,340        4,618,467
Units issued and
   transferred from
   other funding options.          529,637          685,905        3,454,529          973,636        1,183,779        5,171,804
Units redeemed and
   transferred to other
   funding options.......        (723,577)        (832,421)      (3,535,458)      (1,145,550)        (990,468)      (5,072,931)
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------
Units end of year........        3,634,888        3,828,828        3,975,344        4,738,737        4,910,651        4,717,340
                          ================ ================  =============== ================  ===============  ===============


                                    MSF NEUBERGER BERMAN GENESIS                       MSF OPPENHEIMER GLOBAL EQUITY
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011              2010            2012             2011              2010
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------

Units beginning of year..        3,915,596        4,111,864        4,279,459        1,918,512        2,044,692        2,111,250
Units issued and
   transferred from
   other funding options.          506,545          590,730        3,571,339          220,361          348,871        1,375,412
Units redeemed and
   transferred to other
   funding options.......        (720,799)        (786,998)      (3,738,934)        (369,617)        (475,051)      (1,441,970)
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------
Units end of year........        3,701,342        3,915,596        4,111,864        1,769,256        1,918,512        2,044,692
                          ================ ================  =============== ================  ===============  ===============


                                       MSF RUSSELL 2000 INDEX                       MSF T. ROWE PRICE LARGE CAP GROWTH
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2012             2011              2010            2012             2011              2010
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------

Units beginning of year..        2,653,125        2,808,600        2,972,133        2,954,760        3,148,378        3,409,767
Units issued and
   transferred from
   other funding options.          369,378          516,402        2,633,026          509,096          503,272        2,659,923
Units redeemed and
   transferred to other
   funding options.......        (529,922)        (671,877)      (2,796,559)        (561,801)        (696,890)      (2,921,312)
                          ---------------- ----------------  --------------- ----------------  ---------------  ---------------
Units end of year........        2,492,581        2,653,125        2,808,600        2,902,055        2,954,760        3,148,378
                          ================ ================  =============== ================  ===============  ===============


                                                                                    MSF VAN ECK GLOBAL
                                 MSF T. ROWE PRICE SMALL CAP GROWTH                  NATURAL RESOURCES
                                         INVESTMENT DIVISION                        INVESTMENT DIVISION
                          -------------------------------------------------- ---------------------------------
                                2012             2011              2010            2012           2011 (d)
                          ----------------  ---------------  --------------- ----------------  ---------------

Units beginning of year..        3,938,724        4,055,742        4,272,691               81               --
Units issued and
   transferred from
   other funding options.          426,779          645,717        2,453,679              295               83
Units redeemed and
   transferred to other
   funding options.......        (705,119)        (762,735)      (2,670,628)             (57)              (2)
                          ----------------  ---------------  --------------- ----------------  ---------------
Units end of year........        3,660,384        3,938,724        4,055,742              319               81
                          ================  ===============  =============== ================  ===============


                                    MSF WESTERN ASSET MANAGEMENT                      MSF WESTERN ASSET MANAGEMENT
                                    STRATEGIC BOND OPPORTUNITIES                             U.S. GOVERNMENT
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                                2012             2011             2010            2012             2011             2010
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..       1,068,823        1,145,809        1,115,618         957,065        1,021,769        1,063,071
Units issued and
   transferred from
   other funding options.         191,180          190,447        1,232,736         195,506          193,206        1,297,550
Units redeemed and
   transferred to other
   funding options.......       (222,981)        (267,433)      (1,202,545)       (216,214)        (257,910)      (1,338,852)
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------
Units end of year........       1,037,022        1,068,823        1,145,809         936,357          957,065        1,021,769
                          ===============  ===============  =============== ===============  ===============  ===============


                                                                PIMCO VIT
                                                                LONG-TERM
                                PIMCO VIT ALL ASSET          U.S. GOVERNMENT               PIMCO VIT LOW DURATION
                                INVESTMENT DIVISION        INVESTMENT DIVISION               INVESTMENT DIVISION
                          -------------------------------- ------------------- -------------------------------------------------
                               2012           2011 (d)          2012 (g)            2012             2011             2010
                          ---------------  --------------- ------------------- ---------------  ---------------  ---------------

Units beginning of year..           8,649               --                --            80,364           65,497           66,450
Units issued and
   transferred from
   other funding options.           2,051            8,680             1,975             2,679           16,680               --
Units redeemed and
   transferred to other
   funding options.......           (375)             (31)               (7)           (3,955)          (1,813)            (953)
                          ---------------  --------------- ------------------- ---------------  ---------------  ---------------
Units end of year........          10,325            8,649             1,968            79,088           80,364           65,497
                          ===============  =============== =================== ===============  ===============  ===============

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. SCHEDULES OF UNITS -- (CONCLUDED)
   FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010:


                                    PIONEER VCT EMERGING MARKETS                        PIONEER VCT MID CAP VALUE
                                         INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                                2012             2011             2010            2012             2011            2010
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..          22,116           41,431           37,577           3,306            2,302              586
Units issued and
   transferred from
   other funding options.          24,901           15,775           11,637             238            1,144            1,815
Units redeemed and
   transferred to other
   funding options.......        (13,796)         (35,090)          (7,783)           (155)            (140)             (99)
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------
Units end of year........          33,221           22,116           41,431           3,389            3,306            2,302
                          ===============  ===============  =============== ===============  ===============  ===============


                                          ROYCE MICRO-CAP                                    ROYCE SMALL-CAP
                                        INVESTMENT DIVISION                                INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                               2012             2011           2010 (a)           2012             2011             2010
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------

Units beginning of year..          19,473           19,226               --          52,075           26,235            4,703
Units issued and
   transferred from
   other funding options.           2,968            1,095           19,549          11,367           66,609           35,416
Units redeemed and
   transferred to other
   funding options.......           (756)            (848)            (323)        (30,208)         (40,769)         (13,884)
                          ---------------  ---------------  --------------- ---------------  ---------------  ---------------
Units end of year........          21,685           19,473           19,226          33,234           52,075           26,235
                          ===============  ===============  =============== ===============  ===============  ===============

                                      UIF EMERGING MARKETS DEBT                         UIF EMERGING MARKETS EQUITY
                                         INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- -------------------------------------------------
                                2012             2011             2010             2012             2011             2010
                          ---------------- ---------------  ---------------- ---------------- ---------------  ---------------

Units beginning of year..           13,883             259               223           43,435          13,018              442
Units issued and
   transferred from
   other funding options.           21,216          14,310                79           30,945          46,847           13,146
Units redeemed and
   transferred to other
   funding options.......          (2,040)           (686)              (43)          (4,968)        (16,430)            (570)
                          ---------------- ---------------  ---------------- ---------------- ---------------  ---------------
Units end of year........           33,059          13,883               259           69,412          43,435           13,018
                          ================ ===============  ================ ================ ===============  ===============


                                  WELLS FARGO VT TOTAL RETURN BOND
                                         INVESTMENT DIVISION
                          -------------------------------------------------
                                2012             2011             2010
                          ---------------  ---------------  ---------------

Units beginning of year..           8,689           75,281           39,845
Units issued and
   transferred from
   other funding options.          26,948            4,877           56,222
Units redeemed and
   transferred to other
   funding options.......         (6,017)         (71,469)         (20,786)
                          ---------------  ---------------  ---------------
Units end of year........          29,620            8,689           75,281
                          ===============  ===============  ===============

(a) Commenced November 10, 2008 and began transactions in 2010.
(b) Commenced May 3, 2010 and began transactions in 2012.
(c) Commenced May 4, 2009 and began transactions in 2011.
(d) For the period May 2, 2011 to December 31, 2011.
(e) For the period May 3, 2010 to December 31, 2010.
(f) For the period April 30, 2012 to December 31, 2012.
(g) Commenced May 4, 2009 and began transactions in 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Investment Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.


The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2012:

                                                                 AS OF DECEMBER 31
                                                  -----------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO           NET
                                                      UNITS         HIGHEST ($)      ASSETS ($)
                                                   -----------   -----------------  -------------
  AllianceBernstein Global Thematic          2012       11,630                5.32         61,856
     Growth Investment Division              2011      914,212                4.70      4,293,695
                                             2010       19,486                6.13        119,488
                                             2009       25,043                5.17        129,504
                                             2008       14,644                3.38         49,447

  AllianceBernstein Intermediate Bond        2012        6,675               15.48        103,300
     Investment Division                     2011        3,232               14.63         47,286
     (Commenced 5/1/2005                     2010        3,146               13.75         43,265
     and began transactions in 2009)         2009        2,242               12.62         28,308

  AllianceBernstein International Value      2012            9               17.28            156
     Investment Division                     2011            9               15.08            141
     (Commenced 11/10/2008                   2010           73               18.68          1,357
     and began transactions in 2010)

  American Century VP Vista                  2012          279               14.73          4,105
     Investment Division                     2011          679               12.74          8,654
                                             2010        5,360               13.83         74,155
                                             2009       13,115               11.17        146,455
                                             2008        8,686                9.12         79,193

  American Funds Bond Investment             2012      397,946       12.53 - 22.37      5,420,310
     Division                                2011      367,699       11.99 - 21.23      4,735,459
                                             2010      361,073       11.41 - 20.00      4,365,031
                                             2009      335,183       10.81 - 18.79      3,760,642
                                             2008      317,147        9.69 - 16.69      3,143,128

  American Funds Global Small                2012    1,947,587       27.80 - 35.48     59,237,806
     Capitalization Investment Division      2011    2,037,588       23.74 - 30.03     52,474,989
                                             2010    2,114,920       29.62 - 37.13     67,405,353
                                             2009    2,152,577       24.42 - 30.34     56,054,284
                                             2008    2,098,117       15.27 - 18.81     33,880,750

  American Funds Growth Investment           2012    1,269,410      23.60 - 258.21    130,921,222
     Division                                2011    1,353,057      20.02 - 219.03    118,199,510
                                             2010    1,411,108      20.92 - 228.81    127,437,855
                                             2009    1,419,237      17.62 - 192.80    109,197,492
                                             2008    1,382,286      12.64 - 138.29     76,515,292

  American Funds Growth-Income               2012    1,382,116      51.99 - 175.83     79,614,717
     Investment Division                     2011    1,453,945      44.65 - 149.67     71,256,817
                                             2010    1,483,095      45.89 - 152.46     73,861,194
                                             2009    1,491,242      41.56 - 136.83     66,537,414
                                             2008    1,461,879      31.95 - 104.26     49,610,668

                                                            FOR THE YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------
                                                   INVESTMENT(1)  EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                      INCOME          LOWEST TO           LOWEST TO
                                                     RATIO (%)       HIGHEST (%)         HIGHEST (%)
                                                  --------------  ----------------   -----------------
  AllianceBernstein Global Thematic          2012        --                 0.00                 13.24
     Growth Investment Division              2011      0.43                 0.00               (23.40)
                                             2010      1.84                 0.00                 18.58
                                             2009        --                 0.00                 53.14
                                             2008        --                 0.00               (47.48)

  AllianceBernstein Intermediate Bond        2012      3.42                 0.00                  5.79
     Investment Division                     2011      4.56                 0.00                  6.38
     (Commenced 5/1/2005                     2010      5.90                 0.00                  8.93
     and began transactions in 2009)         2009      4.18                 0.00                 18.20

  AllianceBernstein International Value      2012      1.66                 0.00                 14.53
     Investment Division                     2011      1.92                 0.00               (19.25)
     (Commenced 11/10/2008                   2010      2.40                 0.00                 13.41
     and began transactions in 2010)

  American Century VP Vista                  2012        --                 0.00                 15.61
     Investment Division                     2011        --                 0.00                (7.90)
                                             2010        --                 0.00                 23.88
                                             2009        --                 0.00                 22.47
                                             2008        --                 0.00               (48.63)

  American Funds Bond Investment             2012      2.55          0.00 - 0.90           4.42 - 5.37
     Division                                2011      3.08          0.00 - 0.90           5.15 - 6.10
                                             2010      3.15          0.00 - 0.90           5.49 - 6.44
                                             2009      3.37                 0.90         11.60 - 12.61
                                             2008      5.80                 0.90      (10.12) - (9.37)

  American Funds Global Small                2012      1.34          0.00 - 0.90         17.11 - 18.18
     Capitalization Investment Division      2011      1.33          0.00 - 0.90     (19.87) - (19.14)
                                             2010      1.74          0.00 - 0.90         21.32 - 22.41
                                             2009      0.29                 0.90         59.85 - 61.30
                                             2008        --                 0.90     (53.94) - (48.89)

  American Funds Growth Investment           2012      0.80          0.00 - 0.90         16.83 - 17.89
     Division                                2011      0.61          0.00 - 0.90       (5.13) - (4.27)
                                             2010      0.73          0.00 - 0.90         17.62 - 18.68
                                             2009      0.67                 0.90         38.16 - 39.41
                                             2008      0.86                 0.90       (44.47) - 27.72

  American Funds Growth-Income               2012      1.64          0.00 - 0.90         16.42 - 17.48
     Investment Division                     2011      1.57          0.00 - 0.90       (2.71) - (1.83)
                                             2010      1.51          0.00 - 0.90         10.43 - 11.43
                                             2009      1.65                 0.90         30.07 - 31.24
                                             2008      1.79                 0.90     (38.41) - (35.35)

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                  -----------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO           NET
                                                      UNITS         HIGHEST ($)      ASSETS ($)
                                                   -----------   -----------------  -------------
  American Funds High-Income Bond            2012        4,606               12.43         57,231
     Investment Division
     (Commenced 5/3/2010 and began
     transactions in 2012)

  American Funds International               2012       18,773               29.41        552,053
     Investment Division                     2011       21,039               24.94        524,711
     (Commenced 4/28/2008)                   2010       27,930               28.99        809,625
                                             2009       17,214               27.03        465,344
                                             2008        2,335               18.89         44,134

  American Funds U.S.                        2012        1,972               22.92         45,192
     Government/AAA-Rated                    2011        2,025               22.49         45,539
     Securities Investment Division          2010        1,810               20.90         37,830
     (Commenced 4/28/2008)                   2009        4,564               19.77         90,231
                                             2008        1,808               19.29         34,883

  Dreyfus VIF International Value            2012       16,013               12.81        205,133
     Investment Division                     2011       16,153               11.40        184,061
                                             2010       16,502               14.03        231,464
                                             2009       21,676               13.45        291,742
                                             2008       33,156               10.30        341,560

  Fidelity VIP Asset Manager: Growth         2012      164,596               11.95      1,966,232
     Investment Division                     2011      138,116               10.36      1,430,516
                                             2010      172,460               11.05      1,905,608
                                             2009      181,097                9.51      1,722,435
                                             2008      126,890                7.16        908,867

  Fidelity VIP Contrafund Investment         2012      147,414               15.89      2,343,022
     Division                                2011      157,450               13.67      2,151,649
                                             2010      190,755               14.04      2,677,373
                                             2009      332,757               11.99      3,988,185
                                             2008      218,160                8.83      1,927,330

  Fidelity VIP Equity-Income                 2012        4,431               14.06         62,291
     Investment Division                     2011        1,549               12.00         18,589
                                             2010       17,040               11.90        202,690
                                             2009       23,778               10.33        245,766
                                             2008       72,691                7.95        577,801

  Fidelity VIP Freedom 2010                  2012        3,378               11.73         39,638
     Investment Division                     2011        3,238               10.55         34,144
     (Commenced 4/28/2008)                   2010        3,002               10.61         31,860
                                             2009        1,541        9.44 - 12.05         14,548
                                             2008        3,089         7.63 - 9.69         23,569

  Fidelity VIP Freedom 2020                  2012       51,279       11.29 - 15.34        764,724
     Investment Division                     2011       53,514       10.01 - 13.53        699,714
     (Commenced 4/28/2008)                   2010       56,297       10.16 - 13.67        738,702
                                             2009       56,341        8.91 - 11.94        648,511
                                             2008        4,617         6.94 - 9.26         37,721

                                                            FOR THE YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------
                                                   INVESTMENT(1)  EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                      INCOME          LOWEST TO           LOWEST TO
                                                     RATIO (%)       HIGHEST (%)         HIGHEST (%)
                                                  --------------  ----------------   -----------------
  American Funds High-Income Bond            2012       5.70                0.00                  6.93
     Investment Division
     (Commenced 5/3/2010 and began
     transactions in 2012)

  American Funds International               2012       1.43                0.00                 17.91
     Investment Division                     2011       1.50                0.00               (13.96)
     (Commenced 4/28/2008)                   2010       2.23                0.00                  7.23
                                             2009       1.51                0.00                 43.07
                                             2008       2.51                0.00               (39.19)

  American Funds U.S.                        2012       1.00                0.00                  1.90
     Government/AAA-Rated                    2011       1.73                0.00                  7.57
     Securities Investment Division          2010       1.49                0.00                  5.75
     (Commenced 4/28/2008)                   2009       3.32                0.00                  2.50
                                             2008       2.26                0.00                  6.61

  Dreyfus VIF International Value            2012       2.56                0.00                 12.42
     Investment Division                     2011       1.88                0.00               (18.76)
                                             2010       1.53                0.00                  4.22
                                             2009       3.77                0.00                 30.67
                                             2008       2.14                0.00               (37.50)

  Fidelity VIP Asset Manager: Growth         2012       1.40                0.00                 15.34
     Investment Division                     2011       1.33                0.00                (6.27)
                                             2010       1.12                0.00                 16.18
                                             2009       1.60                0.00                 32.79
                                             2008       1.87                0.00               (35.88)

  Fidelity VIP Contrafund Investment         2012       1.22                0.00                 16.31
     Division                                2011       0.83                0.00                (2.64)
                                             2010       0.96                0.00                 17.11
                                             2009       1.48                0.00                 35.66
                                             2008       0.90                0.00               (42.60)

  Fidelity VIP Equity-Income                 2012       5.62                0.00                 17.19
     Investment Division                     2011       0.35                0.00                  0.86
                                             2010       1.60                0.00                 15.09
                                             2009       1.95                0.00                 30.03
                                             2008       1.89                0.00               (42.69)

  Fidelity VIP Freedom 2010                  2012       1.97                0.00                 11.28
     Investment Division                     2011       2.18                0.00                (0.63)
     (Commenced 4/28/2008)                   2010       2.67                0.00                 12.45
                                             2009       3.32                0.45         23.72 - 24.27
                                             2008       6.53                0.45     (23.71) - (23.48)

  Fidelity VIP Freedom 2020                  2012       2.06                0.00         12.87 - 13.38
     Investment Division                     2011       2.10                0.00       (1.47) - (1.03)
     (Commenced 4/28/2008)                   2010       2.26                0.00         13.98 - 14.49
                                             2009       4.16                0.45         28.40 - 28.97
                                             2008       4.51                0.45     (30.60) - (30.39)

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF DECEMBER 31
                                                 ---------------------------------------------
                                                                  UNIT VALUE
                                                                   LOWEST TO          NET
                                                     UNITS        HIGHEST ($)     ASSETS ($)
                                                 -----------   ----------------  -------------
  Fidelity VIP Freedom 2030                2012        3,939              10.87         42,834
     Investment Division                   2011        6,028       9.45 - 13.00         56,970
     (Commenced 4/28/2008)                 2010        9,011       9.75 - 13.35        108,191
                                           2009        3,665       8.43 - 11.50         31,738
                                           2008        3,324        6.43 - 8.74         21,387

  Fidelity VIP Freedom 2050                2012        1,468              12.12         17,799
     Investment Division                   2011        1,492              10.34         15,438
     (Commenced 5/4/2009 and began
     transactions in 2011)

  Fidelity VIP High Income                 2012        8,955              18.44        165,146
     Investment Division                   2011        2,677              16.14         43,223
     (Commenced 4/28/2008 and began        2010          294              15.52          4,565
     transactions in 2009)                 2009        3,001              13.63         40,915

  Fidelity VIP Investment Grade Bond       2012      144,729              15.79      2,285,792
     Investment Division                   2011      117,053              14.93      1,747,852
                                           2010       38,436              13.93        535,344
                                           2009       18,087              12.93        233,950
                                           2008        3,908              11.18         43,701

  Fidelity VIP Mid Cap Investment          2012       26,557              28.20        748,919
     Division (Commenced 4/28/2008)        2011       24,942              24.62        613,958
                                           2010       16,733              27.61        462,031
                                           2009       10,051              21.48        215,869
                                           2008        2,071              15.37         31,825

  FTVIPT Mutual Global Discovery           2012       40,339              19.91        803,176
     Securities Investment Division        2011       44,626              17.56        783,835
                                           2010       53,444              18.10        967,332
                                           2009       54,588              16.17        882,515
                                           2008      140,006              13.11      1,835,518

  FTVIPT Templeton Foreign Securities      2012      225,312              17.59      3,962,470
     Investment Division                   2011      203,775              14.83      3,021,785
                                           2010      558,309              16.56      9,244,694
                                           2009      520,792              15.24      7,935,141
                                           2008      527,866              11.09      5,856,168

  FTVIPT Templeton Global Bond             2012       18,556              23.82        442,101
     Securities Investment Division        2011       14,004              20.66        289,345
     (Commenced 5/4/2009)                  2010          179              20.79          3,728
                                           2009          204              18.12          3,704

  Goldman Sachs Mid-Cap Value              2012       15,625              16.52        258,154
     Investment Division                   2011       19,234              13.95        268,248
                                           2010       24,643              14.90        367,089
                                           2009       27,552              11.92        328,341
                                           2008      102,102               8.95        913,808

                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 --------------------------------------------------
                                                 INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                    INCOME          LOWEST TO          LOWEST TO
                                                   RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                                 -------------  ----------------  -----------------
  Fidelity VIP Freedom 2030                2012       1.84                0.00                15.06
     Investment Division                   2011       1.97                0.00      (3.03) - (2.59)
     (Commenced 4/28/2008)                 2010       2.42                0.00        15.56 - 16.08
                                           2009       2.47                0.45        31.07 - 31.66
                                           2008       6.89                0.45    (35.65) - (35.46)

  Fidelity VIP Freedom 2050                2012       2.12                0.00                17.20
     Investment Division                   2011       1.77                0.00               (5.36)
     (Commenced 5/4/2009 and began
     transactions in 2011)

  Fidelity VIP High Income                 2012      14.49                0.00                14.23
     Investment Division                   2011      37.24                0.00                 4.03
     (Commenced 4/28/2008 and began        2010       4.94                0.00                13.82
     transactions in 2009)                 2009      26.74                0.00                43.96

  Fidelity VIP Investment Grade Bond       2012       1.95                0.00                 5.77
     Investment Division                   2011       4.67                0.00                 7.21
                                           2010       4.23                0.00                 7.68
                                           2009      10.75                0.00                15.67
                                           2008       1.19                0.00               (3.35)

  Fidelity VIP Mid Cap Investment          2012       0.42                0.00                14.56
     Division (Commenced 4/28/2008)        2011       0.03                0.00              (10.85)
                                           2010       0.15                0.00                28.57
                                           2009       0.29                0.00                39.75
                                           2008       0.15                0.00              (46.25)

  FTVIPT Mutual Global Discovery           2012       2.67                0.00                13.36
     Securities Investment Division        2011       2.31                0.00               (2.96)
                                           2010       1.39                0.00                11.96
                                           2009       0.75                0.00                23.31
                                           2008       2.51                0.00              (28.44)

  FTVIPT Templeton Foreign Securities      2012       3.26                0.00                18.60
     Investment Division                   2011       1.67                0.00              (10.44)
                                           2010       2.02                0.00                 8.67
                                           2009       3.61                0.00                37.34
                                           2008       2.58                0.00              (40.23)

  FTVIPT Templeton Global Bond             2012       6.56                0.00                15.31
     Securities Investment Division        2011       3.79                0.00               (0.61)
     (Commenced 5/4/2009)                  2010       0.20                0.00                14.71
                                           2009         --                0.00                95.55

  Goldman Sachs Mid-Cap Value              2012       1.06                0.00                18.47
     Investment Division                   2011       0.67                0.00               (6.37)
                                           2010       0.70                0.00                25.00
                                           2009       1.09                0.00                33.15
                                           2008       1.06                0.00              (37.33)

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF DECEMBER 31
                                                 ---------------------------------------------
                                                                  UNIT VALUE
                                                                   LOWEST TO          NET
                                                     UNITS        HIGHEST ($)     ASSETS ($)
                                                 -----------   ----------------  -------------
  Goldman Sachs Structured Small Cap       2012        1,925              13.67         26,317
     Equity Investment Division            2011        4,148              12.12         50,259
                                           2010        4,258              12.04         51,252
                                           2009        7,623               9.25         70,508
                                           2008        6,818               7.24         49,396

  Invesco V.I. Global Real Estate          2012       73,934              35.37      2,614,736
     Investment Division                   2011       54,002              27.60      1,490,644
                                           2010       54,093              29.53      1,597,111
                                           2009       59,960              25.13      1,506,522
                                           2008       76,172              19.10      1,455,085

  Invesco V.I. Government Securities       2012           22              13.99            311
     Investment Division                   2011        1,570              13.69         21,491
     (Commenced 5/2/2011)

  Invesco V.I. International Growth        2012      314,797              20.67      6,506,152
     Investment Division                   2011        1,308              17.89         23,407
     (Commenced 4/28/2008                  2010       14,201              19.18        272,411
     and began transactions in 2009)       2009        1,080              17.00         18,360

  Invesco V.I. Van Kampen Comstock         2012       18,847              12.59        237,306
     Investment Division                   2011       17,951              10.59        190,062
     (Commenced 5/3/2010)                  2010        2,966              10.82         32,084

  Janus Aspen Balanced Investment          2012       59,065              18.63      1,100,549
     Division                              2011       81,522              16.43      1,339,788
                                           2010      155,834              16.22      2,526,859
                                           2009       99,381              15.00      1,490,464
                                           2008       20,633              11.94        246,409

  Janus Aspen Forty Investment             2012       46,505              19.09        887,847
     Division                              2011       45,616              15.41        703,136
                                           2010       73,218              16.56      1,212,768
                                           2009       61,130              15.56        950,941
                                           2008       45,182              10.65        475,295

  Janus Aspen Janus Investment             2012       81,921              11.86        971,677
     Division                              2011       85,791              10.00        858,094
                                           2010      741,523              10.56      7,832,002
                                           2009      718,894               9.22      6,630,451
                                           2008      685,791               6.76      4,638,873

  Janus Aspen Overseas Investment          2012       17,627              25.07        441,942
     Division (Commenced 4/28/2008)        2011       15,536              22.15        344,135
                                           2010       11,481              32.74        375,851
                                           2009        3,135              26.19         82,093
                                           2008        1,777              14.62         25,984

  MFS VIT Global Equity Investment         2012        7,233              18.72        135,428
     Division                              2011          356              15.23          5,414
                                           2010       14,222              15.95        226,794
                                           2009        5,543              14.23         78,884
                                           2008        5,386              10.80         58,159

                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 ---------------------------------------------------
                                                 INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                    INCOME          LOWEST TO          LOWEST TO
                                                   RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                                 -------------  ----------------   -----------------
  Goldman Sachs Structured Small Cap       2012       1.02                0.00                 12.83
     Equity Investment Division            2011       0.82                0.00                  0.67
                                           2010       0.57                0.00                 30.12
                                           2009       1.46                0.00                 27.67
                                           2008       0.66                0.00               (33.96)

  Invesco V.I. Global Real Estate          2012       0.56                0.00                 28.12
     Investment Division                   2011       4.08                0.00                (6.51)
                                           2010       5.17                0.00                 17.51
                                           2009         --                0.00                 31.53
                                           2008       5.47                0.00               (44.65)

  Invesco V.I. Government Securities       2012         --                0.00                 10.11
     Investment Division                   2011         --                0.00                  7.73
     (Commenced 5/2/2011)

  Invesco V.I. International Growth        2012       1.58                0.00                 15.53
     Investment Division                   2011       1.52                0.00                (6.74)
     (Commenced 4/28/2008                  2010       2.40                0.00                 12.86
     and began transactions in 2009)       2009       1.38                0.00                 35.24

  Invesco V.I. Van Kampen Comstock         2012       1.58                0.00                 18.92
     Investment Division                   2011       0.44                0.00                (2.11)
     (Commenced 5/3/2010)                  2010         --                0.00                 19.94

  Janus Aspen Balanced Investment          2012       2.26                0.00                 13.37
     Division                              2011       2.04                0.00                  1.36
                                           2010       2.71                0.00                  8.12
                                           2009       2.93                0.00                 25.58
                                           2008       3.65                0.00               (16.08)

  Janus Aspen Forty Investment             2012       0.56                0.00                 23.86
     Division                              2011       0.24                0.00                (6.94)
                                           2010       0.24                0.00                  6.48
                                           2009       0.01                0.00                 46.01
                                           2008       0.01                0.00               (44.31)

  Janus Aspen Janus Investment             2012       0.56                0.00                 18.59
     Division                              2011       0.24                0.00                (5.30)
                                           2010       1.09                0.00                 14.52
                                           2009       0.54                0.00                 36.35
                                           2008       0.74                0.00               (39.71)

  Janus Aspen Overseas Investment          2012       0.63                0.00                 13.18
     Division (Commenced 4/28/2008)        2011       0.10                0.00               (32.34)
                                           2010       0.73                0.00                 25.02
                                           2009       0.46                0.00                 79.07
                                           2008         --                0.00               (52.68)

  MFS VIT Global Equity Investment         2012       0.22                0.00                 22.98
     Division                              2011       0.67                0.00                (4.53)
                                           2010       0.78                0.00                 12.05
                                           2009       2.04                0.00                 31.80
                                           2008       0.76                0.00               (33.95)

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                  AS OF DECEMBER 31
                                                    -----------------------------------------------
                                                                      UNIT VALUE
                                                                       LOWEST TO           NET
                                                        UNITS         HIGHEST ($)      ASSETS ($)
                                                    ------------   -----------------  -------------
  MFS VIT High Income Investment              2012         9,265               17.41        161,267
     Division                                 2011         8,896               15.21        135,311
                                              2010         9,020               14.65        132,109
                                              2009         9,209               12.80        117,897
                                              2008           354                8.82          3,111

  MFS VIT New Discovery Investment            2012         9,204               18.68        171,983
     Division                                 2011         7,919               15.46        122,395
                                              2010         7,814               17.27        134,923
                                              2009           396               12.70          5,029
                                              2008           249                7.80          1,942

  MFS VIT Value Investment Division           2012         1,049               16.36         17,162
                                              2011         3,138               14.12         44,299
                                              2010         5,577               14.18         79,095
                                              2009         5,803               12.75         74,001
                                              2008         6,081               10.41         63,334

  MIST AllianceBernstein Global               2012           656               10.82          7,098
     Dynamic Allocation Investment
     Division (Commenced 4/30/2012)

  MIST American Funds Balanced                2012        54,591               11.57        631,423
     Allocation Investment Division           2011        50,766               10.16        515,995
     (Commenced 4/28/2008)                    2010        41,296               10.35        427,406
                                              2009        23,102                9.21        212,728
                                              2008         1,427                7.08         10,107

  MIST American Funds Growth                  2012        84,318               10.99        926,978
     Allocation Investment Division           2011        82,817                9.43        781,245
     (Commenced 4/28/2008)                    2010        71,574                9.87        706,300
                                              2009        15,564                8.67        134,986
                                              2008         2,439                6.45         15,747

  MIST American Funds Moderate                2012        49,584               11.85        587,686
     Allocation Investment Division           2011        37,706               10.65        401,606
     (Commenced 4/28/2008)                    2010        23,584               10.60        250,094
                                              2009         9,961                9.63         95,893
                                              2008           593                7.77          4,607

  MIST AQR Global Risk Balanced               2012         2,358               10.51         24,784
     Investment Division
     (Commenced 4/30/2012)

  MIST BlackRock Global Tactical              2012         3,707               10.54         39,078
     Strategies Investment Division
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap Core               2012    11,913,338        9.54 - 41.30    307,558,825
     Investment Division                      2011    12,762,727        8.43 - 36.66    291,615,739
                                              2010    13,468,383        8.42 - 36.79    309,489,536
                                              2009    14,107,746        7.50 - 32.93    291,577,776
                                              2008    14,670,780        6.31 - 27.82    258,799,279

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                    -----------------------------------------------------
                                                    INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                       INCOME           LOWEST TO           LOWEST TO
                                                      RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                    -------------   ----------------   ------------------
  MFS VIT High Income Investment              2012       7.49                 0.00                  14.43
     Division                                 2011       8.93                 0.00                   3.86
                                              2010       7.00                 0.00                  14.40
                                              2009       1.48                 0.00                  45.22
                                              2008      10.38                 0.00                (28.67)

  MFS VIT New Discovery Investment            2012         --                 0.00                  20.90
     Division                                 2011         --                 0.00                (10.49)
                                              2010         --                 0.00                  35.94
                                              2009         --                 0.00                  62.92
                                              2008         --                 0.00                (39.52)

  MFS VIT Value Investment Division           2012       1.77                 0.00                  15.88
                                              2011       1.45                 0.00                 (0.47)
                                              2010       1.32                 0.00                  11.22
                                              2009       1.24                 0.00                  22.45
                                              2008       6.73                 0.00                (32.72)

  MIST AllianceBernstein Global               2012         --                 0.00                   4.39
     Dynamic Allocation Investment
     Division (Commenced 4/30/2012)

  MIST American Funds Balanced                2012       1.94                 0.00                  13.80
     Allocation Investment Division           2011       1.44                 0.00                 (1.80)
     (Commenced 4/28/2008)                    2010       1.26                 0.00                  12.40
                                              2009         --                 0.00                  30.06
                                              2008       5.25                 0.00                (29.27)

  MIST American Funds Growth                  2012       1.55                 0.00                  16.54
     Allocation Investment Division           2011       1.38                 0.00                 (4.41)
     (Commenced 4/28/2008)                    2010       0.62                 0.00                  13.78
                                              2009         --                 0.00                  34.36
                                              2008       8.38                 0.00                (35.51)

  MIST American Funds Moderate                2012       2.15                 0.00                  11.28
     Allocation Investment Division           2011       1.66                 0.00                   0.44
     (Commenced 4/28/2008)                    2010       1.38                 0.00                  10.15
                                              2009         --                 0.00                  23.90
                                              2008       6.80                 0.00                (22.46)

  MIST AQR Global Risk Balanced               2012         --                 0.00                   4.63
     Investment Division
     (Commenced 4/30/2012)

  MIST BlackRock Global Tactical              2012         --                 0.00                   4.21
     Strategies Investment Division
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap Core               2012       1.21          0.00 - 0.90          12.66 - 13.68
     Investment Division                      2011       1.12          0.00 - 0.90          (0.36) - 0.54
                                              2010       1.34          0.00 - 0.90          11.73 - 12.73
                                              2009       1.61          0.45 - 0.90          18.37 - 19.43
                                              2008       0.70          0.45 - 0.90      (37.68) - (31.87)

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF DECEMBER 31
                                                 ---------------------------------------------
                                                                  UNIT VALUE
                                                                   LOWEST TO          NET
                                                     UNITS        HIGHEST ($)     ASSETS ($)
                                                 -----------   ----------------  -------------
  MIST Clarion Global Real Estate          2012    1,388,419      17.60 - 19.03     26,083,318
     Investment Division                   2011    1,311,823      14.06 - 15.06     19,560,387
                                           2010    1,342,988      14.98 - 15.90     21,160,564
                                           2009    1,332,507      13.00 - 13.68     18,066,465
                                           2008    1,247,223       9.71 - 10.12     12,525,455

  MIST Dreman Small Cap Value              2012        2,300              16.76         38,553
     Investment Division                   2011        2,480              14.49         35,938
     (Commenced 4/28/2008)                 2010        1,705              16.12         27,489
                                           2009        1,271              13.49         17,136
                                           2008           11              10.45            120

  MIST Harris Oakmark International        2012    1,421,965      12.34 - 24.19     33,602,695
     Investment Division                   2011    1,483,192       9.53 - 18.68     27,216,742
                                           2010    1,473,309      20.09 - 21.72     31,544,698
                                           2009    1,439,875      17.38 - 18.61     26,459,351
                                           2008    1,337,674      11.28 - 11.97     15,844,670

  MIST Invesco Balanced-Risk               2012        7,100               1.06          7,513
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Invesco Small Cap Growth            2012      245,733      17.38 - 21.67      4,616,668
     Investment Division                   2011      279,254      14.80 - 18.28      4,412,967
                                           2010      280,254      15.06 - 18.44      4,469,898
                                           2009      268,049      12.01 - 14.58      3,392,636
                                           2008      230,618       9.03 - 10.86      2,187,257

  MIST Janus Forty Investment Division     2012    1,085,660     12.25 - 404.14     15,566,776
                                           2011    1,093,634     10.07 - 329.01     12,484,277
                                           2010    1,185,626     10.96 - 355.01     14,254,655
                                           2009    1,122,196     10.08 - 323.68     12,100,411
                                           2008      943,170      7.10 - 226.02      6,915,393

  MIST JPMorgan Global Active              2012       17,811               1.06         18,883
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Legg Mason ClearBridge              2012    1,313,742       9.48 - 11.14     14,226,385
     Aggressive Growth Investment          2011    1,353,551        7.98 - 9.38     12,365,794
     Division                              2010      888,257        7.56 - 9.05      7,832,576
                                           2009      918,435        6.11 - 7.30      6,533,459
                                           2008      929,444        4.59 - 5.47      4,956,827

  MIST Lord Abbett Bond Debenture          2012    1,063,203      23.01 - 34.98     28,515,095
     Investment Division                   2011    1,085,311      20.52 - 30.90     25,730,993
                                           2010    1,222,207      19.75 - 29.48     27,673,730
                                           2009    1,300,112      17.61 - 26.05     26,033,742
                                           2008    1,205,110      12.96 - 19.00     17,548,678

  MIST Lord Abbett Mid Cap Value           2012    2,873,152      15.40 - 32.87     74,892,920
     Investment Division                   2011        9,000              13.43        120,858
                                           2010        7,974              13.94        111,190
                                           2009        9,319              11.11        103,521
                                           2008       10,463               8.78         91,851

                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 ---------------------------------------------------
                                                 INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                    INCOME          LOWEST TO          LOWEST TO
                                                   RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                                 -------------  ----------------   -----------------
  MIST Clarion Global Real Estate          2012       2.22         0.00 - 0.90         25.16 - 26.30
     Investment Division                   2011       4.03         0.00 - 0.90       (6.12) - (5.28)
                                           2010       8.28         0.00 - 0.90         15.24 - 16.28
                                           2009       3.50                0.90         33.91 - 35.12
                                           2008       2.00                0.90     (44.73) - (41.56)

  MIST Dreman Small Cap Value              2012       0.95                0.00                 15.66
     Investment Division                   2011       1.63                0.00               (10.12)
     (Commenced 4/28/2008)                 2010       0.82                0.00                 19.53
                                           2009         --                0.00                 29.09
                                           2008         --                0.00               (25.08)

  MIST Harris Oakmark International        2012       1.82         0.00 - 0.90         28.31 - 29.47
     Investment Division                   2011       0.03         0.00 - 0.90     (14.75) - (13.98)
                                           2010       2.05         0.00 - 0.90         15.63 - 16.67
                                           2009       7.87                0.90         54.07 - 55.46
                                           2008       1.96                0.90     (41.26) - (37.26)

  MIST Invesco Balanced-Risk               2012       0.66                0.00                  4.67
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Invesco Small Cap Growth            2012         --         0.00 - 0.90         17.44 - 18.51
     Investment Division                   2011         --         0.00 - 0.90       (1.73) - (0.85)
                                           2010         --         0.00 - 0.90         25.34 - 26.47
                                           2009         --                0.90         33.01 - 34.21
                                           2008         --                0.90     (38.73) - (34.43)

  MIST Janus Forty Investment Division     2012       0.43         0.00 - 0.90         21.73 - 22.83
                                           2011       1.80         0.00 - 0.90       (8.16) - (7.32)
                                           2010       1.71         0.00 - 0.90           8.70 - 9.68
                                           2009         --                0.90         41.93 - 43.21
                                           2008       4.58                0.90     (44.68) - (41.84)

  MIST JPMorgan Global Active              2012       1.08                0.00                  4.66
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Legg Mason ClearBridge              2012       0.21         0.00 - 0.90          8.91 - 18.81
     Aggressive Growth Investment          2011       0.08         0.00 - 0.90         (8.33) - 3.56
     Division                              2010       0.06         0.00 - 0.90         22.94 - 24.05
                                           2009       0.12                0.90         32.26 - 33.45
                                           2008       0.01                0.90     (39.49) - (36.35)

  MIST Lord Abbett Bond Debenture          2012       7.24         0.00 - 0.90         12.17 - 13.19
     Investment Division                   2011       5.96         0.00 - 0.90           3.89 - 4.83
                                           2010       6.47         0.00 - 0.90         12.16 - 13.18
                                           2009       7.18         0.45 - 0.90         35.89 - 37.12
                                           2008       4.38         0.45 - 0.90     (19.13) - (18.40)

  MIST Lord Abbett Mid Cap Value           2012         --         0.00 - 0.90           2.78 - 3.71
     Investment Division                   2011       0.53                0.00                (3.69)
                                           2010       0.58                0.00                 25.53
                                           2009       2.10                0.00                 26.53
                                           2008       0.25                0.00               (38.78)

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                   ----------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO           NET
                                                      UNITS         HIGHEST ($)      ASSETS ($)
                                                   -----------   -----------------  -------------
  MIST Met/Franklin Income                   2012       25,391               13.39        340,094
     Investment Division                     2011       19,993               11.88        237,483
     (Commenced 4/28/2008)                   2010       13,040               11.60        151,292
                                             2009        5,364               10.35         55,505
                                             2008        2,408                8.08         19,461

  MIST Met/Franklin Mutual Shares            2012       11,193               10.59        118,548
     Investment Division                     2011        8,617                9.27         79,913
     (Commenced 4/28/2008)                   2010        6,134                9.30         57,042
                                             2009        2,904                8.36         24,280
                                             2008        1,208                6.68          8,064

  MIST Met/Franklin Templeton                2012       27,629               11.60        320,390
     Founding Strategy Investment            2011       27,693                9.96        275,812
     Division (Commenced 4/28/2008)          2010       25,753               10.11        260,280
                                             2009       21,298                9.16        195,055
                                             2008        1,503                7.11         10,681

  MIST Met/Templeton Growth                  2012        6,221               10.90         67,807
     Investment Division                     2011        6,014                8.90         53,526
     (Commenced 4/28/2008)                   2010        5,088                9.53         48,492
                                             2009        2,173                8.83         19,197
                                             2008          480                6.64          3,188

  MIST Met/Templeton International           2012          181               14.36          2,605
     Bond Investment Division
     (Commenced 4/30/2012)

  MIST MetLife Aggressive                    2012    1,085,674      12.72 - 133.49     15,142,596
     Strategy Investment Division            2011    1,049,786      10.97 - 114.35     12,472,661
     (Commenced 5/2/2011)

  MIST MetLife Balanced Plus                 2012        4,287               10.71         45,933
     Investment Division
     (Commenced 4/30/2012)

  MIST MFS Emerging Markets                  2012        6,737               13.20         88,957
     Equity Investment Division              2011        2,070               11.09         22,950
     (Commenced 5/2/2011)

  MIST MFS Research International            2012      920,691       15.26 - 17.85     15,720,813
     Investment Division                     2011      820,338       13.07 - 15.26     12,176,899
                                             2010      838,110       14.64 - 17.04     13,920,818
                                             2009      885,756       13.14 - 15.26     13,178,754
                                             2008      870,603        9.99 - 11.57      9,814,566

  MIST MLA Mid Cap Investment                2012      334,423       13.59 - 18.16      5,197,739
     Division                                2011      358,406       12.90 - 17.20      5,277,678
                                             2010      360,447       13.62 - 18.13      5,585,124
                                             2009      362,314       11.09 - 14.71      4,569,758
                                             2008      371,732        8.11 - 10.73      3,422,640

                                                             FOR THE YEAR ENDED DECEMBER 31
                                                   -----------------------------------------------------
                                                    INVESTMENT(1)  EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                       INCOME          LOWEST TO           LOWEST TO
                                                      RATIO (%)       HIGHEST (%)         HIGHEST (%)
                                                   --------------  ----------------   ------------------
  MIST Met/Franklin Income                   2012        4.65                0.00                  12.76
     Investment Division                     2011        4.33                0.00                   2.39
     (Commenced 4/28/2008)                   2010        3.26                0.00                  12.13
                                             2009          --                0.00                  28.05
                                             2008        4.29                0.00                (19.19)

  MIST Met/Franklin Mutual Shares            2012        0.74                0.00                  14.20
     Investment Division                     2011        2.90                0.00                 (0.27)
     (Commenced 4/28/2008)                   2010          --                0.00                  11.23
                                             2009          --                0.00                  25.15
                                             2008        3.53                0.00                (33.20)

  MIST Met/Franklin Templeton                2012        4.13                0.00                  16.43
     Founding Strategy Investment            2011        1.86                0.00                 (1.45)
     Division (Commenced 4/28/2008)          2010          --                0.00                  10.36
                                             2009          --                0.00                  28.84
                                             2008        7.79                0.00                (28.92)

  MIST Met/Templeton Growth                  2012        1.65                0.00                  22.48
     Investment Division                     2011        1.44                0.00                 (6.61)
     (Commenced 4/28/2008)                   2010        0.98                0.00                   7.88
                                             2009        0.02                0.00                  33.08
                                             2008        1.08                0.00                (33.62)

  MIST Met/Templeton International           2012          --                0.00                   8.00
     Bond Investment Division
     (Commenced 4/30/2012)

  MIST MetLife Aggressive                    2012        0.85         0.00 - 0.90          (0.17) - 3.96
     Strategy Investment Division            2011          --         0.00 - 0.90      (13.94) - (10.95)
     (Commenced 5/2/2011)

  MIST MetLife Balanced Plus                 2012          --                0.00                   5.63
     Investment Division
     (Commenced 4/30/2012)

  MIST MFS Emerging Markets                  2012        1.57                0.00                  19.10
     Equity Investment Division              2011          --                0.00                (22.19)
     (Commenced 5/2/2011)

  MIST MFS Research International            2012        2.10         0.00 - 0.90          15.92 - 16.97
     Investment Division                     2011        2.07         0.00 - 0.90      (11.23) - (10.44)
                                             2010        1.89         0.00 - 0.90          10.65 - 11.65
                                             2009        3.35                0.90          30.75 - 31.93
                                             2008        2.06                0.90      (42.78) - (41.00)

  MIST MLA Mid Cap Investment                2012        0.63         0.00 - 0.90            4.64 - 5.59
     Division                                2011        0.92         0.00 - 0.90        (5.98) - (5.13)
                                             2010        1.05         0.00 - 0.90          22.15 - 23.25
                                             2009        1.34                0.90          35.92 - 37.14
                                             2008        1.17                0.90      (38.70) - (36.07)

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                   ----------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO           NET
                                                      UNITS         HIGHEST ($)      ASSETS ($)
                                                   -----------   -----------------  -------------
  MIST Morgan Stanley Mid Cap                2012   11,831,703        6.82 - 19.14    186,491,111
     Growth Investment Division              2011   12,356,734        6.22 - 17.47    178,350,417
                                             2010   13,121,650        6.67 - 18.71    203,754,931
                                             2009       23,317       13.14 - 14.13        306,427
                                             2008        1,987         8.35 - 8.96         16,600

  MIST PIMCO Inflation Protected             2012      837,709       12.64 - 19.05     13,671,560
     Bond Investment Division                2011      700,157       11.56 - 17.42     10,519,501
                                             2010      653,613       12.97 - 15.63      8,812,538
                                             2009      618,801       12.12 - 14.47      7,734,444
                                             2008      523,888       10.33 - 12.23      5,523,166

  MIST PIMCO Total Return                    2012    2,365,572       11.82 - 21.86     50,485,893
     Investment Division                     2011    2,427,091       10.79 - 19.95     47,131,879
                                             2010    2,450,427       17.69 - 19.29     46,602,262
                                             2009    2,378,221       16.46 - 17.80     41,820,317
                                             2008    2,287,745       14.03 - 15.03     34,041,059

  MIST Pioneer Fund Investment               2012       13,454               14.47        194,664
     Division (Commenced 5/4/2009)           2011       13,480               13.08        176,354
                                             2010       17,938               13.71        245,860
                                             2009       20,277               11.79        239,136

  MIST RCM Technology Investment             2012    1,716,827         7.43 - 8.25     13,932,280
     Division                                2011    1,828,123         6.67 - 7.34     13,216,535
                                             2010    2,007,835         7.46 - 8.14     16,113,886
                                             2009    2,111,049         5.87 - 6.34     13,221,048
                                             2008    1,806,845         3.72 - 3.99      7,121,496

  MIST Schroders Global Multi-Asset          2012        5,334                1.08          5,752
     Investment Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income                2012      450,776       12.95 - 14.59      6,167,640
     ETF Investment Division                 2011      381,525       11.55 - 12.90      4,611,127
                                             2010      320,284       11.51 - 12.74      3,818,907
                                             2009      149,333       10.31 - 11.31      1,581,109
                                             2008       39,742         8.33 - 9.05        336,449

  MIST SSgA Growth ETF Investment            2012      332,667       12.10 - 13.90      4,244,488
     Division                                2011      299,115       10.59 - 12.05      3,309,518
                                             2010      237,751       10.89 - 12.28      2,679,381
                                             2009      181,473        9.61 - 10.74      1,789,007
                                             2008       59,898         7.48 - 8.29        457,331

  MIST T. Rowe Price Large Cap Value         2012      112,114               11.78      1,320,515
     Investment Division                     2011      108,604                9.96      1,081,554
                                             2010      601,441               10.35      6,224,061
                                             2009      585,353                8.82      5,163,011
                                             2008      569,914        7.43 - 48.32      4,235,811

  MIST T. Rowe Price Mid Cap Growth          2012    1,544,904       12.50 - 20.49     21,145,655
     Investment Division                     2011    1,957,835       11.07 - 18.03     25,204,627
                                             2010    1,725,748       11.33 - 18.33     21,234,908
                                             2009    1,754,850        8.93 - 14.35     16,772,681
                                             2008    1,702,757         6.18 - 9.87     11,162,717

                                                             FOR THE YEAR ENDED DECEMBER 31
                                                   -----------------------------------------------------
                                                    INVESTMENT(1)  EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                       INCOME          LOWEST TO           LOWEST TO
                                                      RATIO (%)       HIGHEST (%)         HIGHEST (%)
                                                   --------------  ----------------   ------------------
  MIST Morgan Stanley Mid Cap                2012          --         0.00 - 0.90            8.57 - 9.55
     Growth Investment Division              2011        0.73         0.00 - 0.90        (7.50) - (6.67)
                                             2010          --         0.00 - 0.90          17.91 - 32.19
                                             2009          --                0.00          57.27 - 57.83
                                             2008        1.36                0.00      (46.77) - (43.85)

  MIST PIMCO Inflation Protected             2012        3.14         0.00 - 0.90           8.34 - 20.51
     Bond Investment Division                2011        1.74         0.00 - 0.90          10.23 - 11.49
                                             2010        2.54         0.00 - 0.90            7.04 - 8.00
                                             2009        3.75                0.90          17.31 - 18.37
                                             2008        3.28                0.90        (9.73) - (6.61)

  MIST PIMCO Total Return                    2012        3.30         0.00 - 0.90            8.57 - 9.56
     Investment Division                     2011        2.84         0.00 - 0.90            2.50 - 3.42
                                             2010        3.66         0.00 - 0.90            7.44 - 8.41
                                             2009        7.36                0.90          17.33 - 18.39
                                             2008        3.92                0.90          (1.28) - 0.61

  MIST Pioneer Fund Investment               2012        1.53                0.00                  10.59
     Division (Commenced 5/4/2009)           2011        1.21                0.00                 (4.55)
                                             2010        0.90                0.00                  17.93
                                             2009          --                0.00                  17.93

  MIST RCM Technology Investment             2012          --         0.00 - 0.90          11.42 - 12.43
     Division                                2011          --         0.00 - 0.90       (10.60) - (9.79)
                                             2010          --         0.00 - 0.90          27.12 - 28.27
                                             2009          --                0.90          57.74 - 59.17
                                             2008       13.07                0.90      (44.79) - (37.82)

  MIST Schroders Global Multi-Asset          2012        1.48                0.00                   6.68
     Investment Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income                2012        2.40         0.00 - 0.90          12.09 - 13.11
     ETF Investment Division                 2011        1.79         0.00 - 0.90            0.37 - 1.28
                                             2010        1.29         0.00 - 0.90          11.60 - 12.61
                                             2009        1.61                0.90          23.84 - 24.96
                                             2008        1.95                0.90      (25.54) - (23.99)

  MIST SSgA Growth ETF Investment            2012        2.07         0.00 - 0.90          14.28 - 15.32
     Division                                2011        1.76         0.00 - 0.90        (2.75) - (1.86)
                                             2010        1.57         0.00 - 0.90          13.35 - 14.37
                                             2009        1.53                0.90          28.34 - 29.51
                                             2008        1.65                0.90      (33.42) - (30.82)

  MIST T. Rowe Price Large Cap Value         2012        1.62                0.00                  18.27
     Investment Division                     2011        0.51                0.00                 (3.77)
                                             2010        1.22                0.00                  17.33
                                             2009        2.45                0.00                  18.67
                                             2008        1.80                0.00      (36.20) - (32.76)

  MIST T. Rowe Price Mid Cap Growth          2012          --         0.00 - 0.90          12.90 - 13.93
     Investment Division                     2011          --         0.00 - 0.90        (2.28) - (1.39)
                                             2010          --         0.00 - 0.90          26.93 - 28.07
                                             2009          --                0.90          44.54 - 45.85
                                             2008        0.07                0.90      (40.16) - (37.28)

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                  -----------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO           NET
                                                      UNITS         HIGHEST ($)      ASSETS ($)
                                                  ------------   ----------------   -------------
  MIST Third Avenue Small Cap Value          2012       50,513              17.46         881,737
     Investment Division                     2011       54,483              14.79         806,051
                                             2010       96,930              16.25       1,575,589
                                             2009       66,457              13.56         900,994
                                             2008       22,742              10.72         243,831

  MSF Baillie Gifford International          2012    2,785,901      11.92 - 17.95      40,399,665
     Stock Investment Division               2011    2,947,427      10.02 - 15.01      35,919,561
                                             2010    2,985,340      12.56 - 18.74      45,766,876
                                             2009    3,130,833      11.77 - 17.48      45,163,862
                                             2008    3,272,041       9.71 - 14.31      38,994,328

  MSF Barclays Capital Aggregate             2012    5,528,875      18.38 - 21.34     116,415,557
     Bond Index Investment Division          2011    5,367,889      17.85 - 20.54     108,763,587
                                             2010    6,069,208      16.75 - 19.11     114,484,755
                                             2009    5,979,612      15.94 - 18.02     106,351,639
                                             2008    5,705,639      15.30 - 17.13      96,524,738

  MSF BlackRock Aggressive Growth            2012    8,053,406      18.55 - 70.35     190,699,476
     Investment Division                     2011    8,613,267      16.80 - 63.39     184,990,795
                                             2010    9,010,506      17.39 - 65.35     200,141,525
                                             2009    9,655,662      15.15 - 56.68     187,532,635
                                             2008   10,226,808      10.19 - 37.93     134,277,037

  MSF BlackRock Bond Income                  2012    3,286,524      20.08 - 95.09      85,513,325
     Investment Division                     2011    3,448,815      18.67 - 88.42      84,065,205
                                             2010    3,695,898      17.52 - 82.97      84,862,836
                                             2009    3,849,026      16.17 - 76.59      82,419,233
                                             2008    4,137,787      14.77 - 69.96      81,985,350

  MSF BlackRock Diversified                  2012    9,597,280      17.41 - 70.46     266,981,783
     Investment Division                     2011   10,223,668      15.50 - 62.70     255,554,192
                                             2010   10,826,228      14.93 - 60.41     263,102,316
                                             2009   11,480,151      13.61 - 55.09     257,391,816
                                             2008   12,136,197      11.61 - 46.97     235,715,981

  MSF BlackRock Large Cap Value              2012      972,398      13.53 - 14.89      14,290,950
     Investment Division                     2011    1,036,664      11.95 - 13.03      13,313,052
                                             2010    1,026,360      11.78 - 12.73      12,899,137
                                             2009    1,018,697      10.88 - 11.66      11,723,889
                                             2008      924,995       9.87 - 10.48       9,571,372

  MSF BlackRock Legacy Large Cap             2012    1,083,757      10.67 - 42.95      14,012,099
     Growth Investment Division              2011      533,802       9.33 - 37.56       7,367,810
                                             2010      494,998      10.25 - 41.25       7,322,523
                                             2009      480,438       8.55 - 34.42       5,950,495
                                             2008      413,693       6.25 - 25.16       3,786,888

  MSF BlackRock Money Market                 2012    1,306,002      17.35 - 17.98      23,274,454
     Investment Division                     2011    1,163,332      17.51 - 17.98      20,783,208
                                             2010    1,663,896      17.66 - 17.98      29,818,336
                                             2009    1,962,757      17.82 - 17.98      35,228,518
                                             2008    3,533,477      17.90 - 17.91      63,265,014

                                                            FOR THE YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------
                                                  INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                     INCOME           LOWEST TO           LOWEST TO
                                                    RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                  -------------   ----------------   -----------------
  MIST Third Avenue Small Cap Value          2012        --                 0.00                 17.99
     Investment Division                     2011      0.92                 0.00                (8.98)
                                             2010      1.05                 0.00                 19.90
                                             2009      0.62                 0.00                 26.45
                                             2008      0.70                 0.00               (29.73)

  MSF Baillie Gifford International          2012      1.37          0.00 - 0.90         18.44 - 19.52
     Stock Investment Division               2011      1.77          0.00 - 0.90     (20.59) - (19.87)
                                             2010      1.57          0.00 - 0.90           6.25 - 7.21
                                             2009      0.71          0.45 - 0.90         21.07 - 22.17
                                             2008      3.13          0.45 - 0.90     (44.63) - (40.37)

  MSF Barclays Capital Aggregate             2012      3.71          0.00 - 0.90           2.97 - 3.90
     Bond Index Investment Division          2011      3.52          0.00 - 0.90           6.55 - 7.51
                                             2010      3.72          0.00 - 0.90           5.10 - 6.05
                                             2009      5.95          0.45 - 0.90           4.22 - 5.17
                                             2008      4.55          0.45 - 0.90           4.32 - 5.99

  MSF BlackRock Aggressive Growth            2012        --          0.00 - 0.90          9.98 - 10.97
     Investment Division                     2011      0.30          0.00 - 0.90       (3.87) - (3.00)
                                             2010      0.07          0.00 - 0.90         14.27 - 15.30
                                             2009      0.20          0.45 - 0.90         48.10 - 49.44
                                             2008        --          0.45 - 0.90     (46.22) - (44.59)

  MSF BlackRock Bond Income                  2012      2.69          0.00 - 0.90           6.58 - 7.55
     Investment Division                     2011      3.92          0.00 - 0.90           5.61 - 6.56
                                             2010      3.95          0.00 - 0.90           7.37 - 8.34
                                             2009      7.04          0.45 - 0.90           8.49 - 9.47
                                             2008      5.16          0.45 - 0.90       (4.31) - (3.43)

  MSF BlackRock Diversified                  2012      2.28          0.00 - 0.90         11.36 - 12.38
     Investment Division                     2011      2.43          0.00 - 0.90           2.87 - 3.81
                                             2010      1.90          0.00 - 0.90           8.67 - 9.65
                                             2009      5.15          0.45 - 0.90         16.25 - 17.30
                                             2008      2.81          0.45 - 0.90     (25.47) - (20.65)

  MSF BlackRock Large Cap Value              2012      1.63          0.00 - 0.90         13.25 - 14.28
     Investment Division                     2011      1.11          0.00 - 0.90           1.43 - 2.35
                                             2010      1.05          0.00 - 0.90           8.24 - 9.22
                                             2009      1.58                 0.90         10.22 - 11.21
                                             2008      0.82                 0.90     (35.46) - (30.94)

  MSF BlackRock Legacy Large Cap             2012      0.31          0.00 - 0.90         13.34 - 14.37
     Growth Investment Division              2011      0.19          0.00 - 0.90       (9.76) - (8.94)
                                             2010      0.23          0.00 - 0.90         18.75 - 19.82
                                             2009      0.62                 0.90         35.56 - 36.79
                                             2008      0.43                 0.90     (37.07) - (34.56)

  MSF BlackRock Money Market                 2012        --          0.00 - 0.90         (0.90) - 0.00
     Investment Division                     2011        --          0.00 - 0.90         (0.89) - 0.00
                                             2010      0.01          0.00 - 0.90         (0.89) - 0.01
                                             2009      0.45                 0.90         (0.48) - 0.42
                                             2008      2.81                 0.90           1.92 - 2.84

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                  -----------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO           NET
                                                      UNITS         HIGHEST ($)      ASSETS ($)
                                                   -----------   -----------------  -------------
  MSF Davis Venture Value Investment         2012    1,511,861       14.11 - 46.62     58,219,352
     Division                                2011    1,569,723       12.50 - 41.31     53,650,792
                                             2010    1,632,869       13.03 - 43.04     57,910,618
                                             2009    1,661,533       11.63 - 38.43     52,773,242
                                             2008    1,580,625        8.81 - 29.12     38,001,762

  MSF FI Value Leaders Investment            2012      469,261       11.38 - 37.48      6,748,157
     Division                                2011      489,548        9.83 - 32.38      6,065,829
                                             2010      493,819       10.47 - 34.50      6,488,932
                                             2009      478,934        9.14 - 30.11      5,481,161
                                             2008      451,406        7.50 - 24.71      4,225,438

  MSF Jennison Growth Investment             2012    1,151,518        7.50 - 16.55     17,774,611
     Division                                2011    1,066,474        6.47 - 14.29     14,166,486
                                             2010    1,234,658        6.44 - 14.22     15,408,401
                                             2009    1,148,604        5.77 - 12.74     13,473,347
                                             2008    1,170,101         4.12 - 9.10      9,813,769

  MSF Loomis Sayles Small Cap Core           2012       88,479      18.49 - 409.49     18,836,597
     Investment Division                     2011       95,949      16.14 - 357.46     17,443,984
                                             2010      115,539      16.04 - 355.36     18,282,784
                                             2009      116,312      12.58 - 278.66     14,825,414
                                             2008      116,157       9.66 - 213.94     11,034,259

  MSF Loomis Sayles Small Cap                2012      569,420       12.93 - 14.36      8,095,037
     Growth Investment Division              2011      639,754       11.74 - 12.92      8,179,779
                                             2010      597,616       11.50 - 12.54      7,430,441
                                             2009      592,149         8.22 - 9.52      5,593,368
                                             2008      579,322         5.93 - 7.33      4,206,928

  MSF Met/Artisan Mid Cap Value              2012      188,777      20.91 - 299.35     50,145,783
     Investment Division                     2011      187,483      18.74 - 267.60     47,188,989
                                             2010      222,836      17.60 - 250.67     46,601,141
                                             2009      191,339      35.18 - 217.89     41,071,915
                                             2008      196,801      24.85 - 153.92     29,975,616

  MSF MetLife Conservative                   2012      330,868      14.29 - 150.19      5,385,935
     Allocation Investment Division          2011      293,962      13.17 - 137.56      4,371,255
                                             2010      281,025      12.84 - 133.23      4,036,496
                                             2009      179,332      11.74 - 121.06      2,188,237
                                             2008      133,696        9.82 - 10.14      1,350,130

  MSF MetLife Conservative to                2012      548,694      14.12 - 148.28      8,676,630
     Moderate Allocation Investment          2011      491,119      12.75 - 133.03      6,564,562
     Division                                2010      523,187      12.70 - 131.65      6,925,701
                                             2009      443,689      11.47 - 118.05      5,262,543
                                             2008      336,506         9.33 - 9.64      3,218,477

  MSF MetLife Mid Cap Stock Index            2012    2,971,386       21.35 - 23.88     69,807,817
     Investment Division                     2011    3,140,839       18.32 - 20.31     62,847,615
                                             2010    3,223,737       18.84 - 20.70     65,796,062
                                             2009    3,313,158       14.93 - 16.39     53,691,851
                                             2008    3,450,115       10.90 - 11.97     40,733,135

                                                            FOR THE YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------
                                                   INVESTMENT(1)  EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                      INCOME          LOWEST TO           LOWEST TO
                                                     RATIO (%)       HIGHEST (%)         HIGHEST (%)
                                                  --------------  ----------------   -----------------
  MSF Davis Venture Value Investment         2012       0.83         0.00 - 0.90         11.85 - 12.86
     Division                                2011       1.15         0.00 - 0.90       (4.89) - (4.03)
                                             2010       1.00         0.00 - 0.90         11.00 - 12.00
                                             2009       1.57                0.90         30.80 - 31.99
                                             2008       1.34                0.90     (39.89) - (37.59)

  MSF FI Value Leaders Investment            2012       1.21         0.00 - 0.90         14.72 - 15.77
     Division                                2011       1.10         0.00 - 0.90       (6.99) - (6.15)
                                             2010       1.56         0.00 - 0.90         13.54 - 14.56
                                             2009       2.80                0.90         20.75 - 21.85
                                             2008       1.93                0.90     (39.49) - (34.25)

  MSF Jennison Growth Investment             2012       0.22         0.00 - 0.90         14.74 - 15.78
     Division                                2011       0.28         0.00 - 0.90         (0.39) - 0.51
                                             2010       0.59         0.00 - 0.90         10.63 - 11.66
                                             2009       0.19                0.90         38.73 - 39.99
                                             2008       2.43                0.90     (37.00) - (26.98)

  MSF Loomis Sayles Small Cap Core           2012         --         0.00 - 0.90         13.52 - 14.55
     Investment Division                     2011       0.11         0.00 - 0.90         (0.31) - 0.59
                                             2010       0.09         0.00 - 0.90         26.38 - 27.53
                                             2009       0.28                0.90         29.08 - 30.25
                                             2008         --                0.90     (36.47) - (30.05)

  MSF Loomis Sayles Small Cap                2012         --         0.00 - 0.90         10.19 - 11.19
     Growth Investment Division              2011         --         0.00 - 0.90           2.06 - 2.98
                                             2010         --         0.00 - 0.90         30.53 - 31.71
                                             2009         --                0.90         28.77 - 38.63
                                             2008         --                0.90     (41.67) - (36.32)

  MSF Met/Artisan Mid Cap Value              2012       0.99         0.00 - 0.90         10.86 - 11.86
     Investment Division                     2011       0.95         0.00 - 0.90           5.80 - 6.76
                                             2010       0.74         0.00 - 0.90          7.99 - 15.04
                                             2009       1.13                0.90         40.30 - 41.56
                                             2008       0.37                0.90     (46.49) - (42.81)

  MSF MetLife Conservative                   2012       2.97         0.00 - 0.90           8.50 - 9.49
     Allocation Investment Division          2011       2.46         0.00 - 0.90           2.55 - 3.48
                                             2010       3.52         0.00 - 0.90          9.35 - 10.34
                                             2009       3.20                0.90         19.65 - 20.73
                                             2008       1.41                0.90     (14.87) - (13.89)

  MSF MetLife Conservative to                2012       2.88         0.00 - 0.90         10.73 - 11.74
     Moderate Allocation Investment          2011       2.28         0.00 - 0.90           0.37 - 1.28
     Division                                2010       3.39         0.00 - 0.90         10.78 - 11.78
                                             2009       3.27                0.90         22.89 - 24.00
                                             2008       1.34                0.90     (22.11) - (20.23)

  MSF MetLife Mid Cap Stock Index            2012       0.99         0.00 - 0.90         16.54 - 17.60
     Investment Division                     2011       0.90         0.00 - 0.90       (2.77) - (1.89)
                                             2010       0.99         0.00 - 0.90         25.15 - 26.28
                                             2009       1.81                0.90         35.77 - 36.99
                                             2008       1.41                0.90     (36.75) - (35.42)

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                   AS OF DECEMBER 31
                                                    -----------------------------------------------
                                                                      UNIT VALUE
                                                                       LOWEST TO            NET
                                                        UNITS         HIGHEST ($)       ASSETS ($)
                                                    ------------   -----------------  -------------
  MSF MetLife Moderate Allocation             2012     3,085,848      13.74 - 144.51     45,401,738
     Investment Division                      2011     3,050,810      12.22 - 127.62     39,588,309
                                              2010     2,825,563      12.48 - 129.39     37,214,331
                                              2009     2,488,914      11.09 - 114.33     28,790,175
                                              2008     2,031,439        8.82 - 90.36     18,535,109

  MSF MetLife Moderate to Aggressive          2012     5,433,641       13.34 - 14.29     77,039,719
     Allocation Investment Division           2011     5,400,236       11.62 - 12.34     66,170,247
                                              2010     5,118,269      12.16 - 126.24     65,064,069
                                              2009     4,732,679      10.68 - 110.06     52,449,221
                                              2008     3,956,910         8.33 - 8.61     33,871,944

  MSF MetLife Stock Index Investment          2012    35,058,600       14.48 - 64.83    739,806,231
     Division                                 2011    36,301,700       12.50 - 56.01    668,626,167
                                              2010    36,664,506       12.28 - 55.00    671,751,965
                                              2009    36,924,505       10.69 - 47.90    597,707,546
                                              2008    36,120,853        8.47 - 37.94    472,610,929

  MSF MFS Total Return Investment             2012       523,594       14.32 - 75.73      8,143,436
     Division                                 2011       528,477       12.95 - 67.87      7,362,338
                                              2010       568,106       12.76 - 66.27      7,708,272
                                              2009       580,613       11.70 - 60.20      7,134,157
                                              2008       469,855        9.95 - 50.76      4,861,537

  MSF MFS Value Investment Division           2012     3,634,888       14.55 - 21.23     57,891,425
                                              2011     3,828,828       12.53 - 18.20     52,363,369
                                              2010     3,975,344       12.48 - 18.04     54,052,850
                                              2009     4,056,273       11.25 - 16.19     49,365,491
                                              2008     4,061,727        9.35 - 13.40     41,012,912

  MSF MSCI EAFE Index Investment              2012     4,738,737       11.42 - 16.34     68,221,885
     Division                                 2011     4,910,651        9.74 - 13.81     59,759,550
                                              2010     4,717,340       11.23 - 15.78     65,367,829
                                              2009     4,618,467       10.47 - 14.59     58,913,857
                                              2008     4,548,869        8.21 - 11.34     44,991,420

  MSF Neuberger Berman Genesis                2012     3,701,342       20.16 - 22.55     82,409,606
     Investment Division                      2011     3,915,596       18.49 - 20.50     79,279,066
                                              2010     4,111,864       17.63 - 19.37     78,718,096
                                              2009     4,279,459       14.59 - 15.93     67,433,059
                                              2008     4,285,033       12.90 - 14.08     59,706,219

  MSF Oppenheimer Global Equity               2012     1,769,256       22.75 - 26.22     41,848,339
     Investment Division                      2011     1,918,512       18.89 - 21.58     37,497,219
                                              2010     2,044,692       20.77 - 23.52     43,706,570
                                              2009     2,111,250       18.03 - 20.23     38,882,417
                                              2008     2,250,790       12.94 - 14.42     29,644,684

  MSF Russell 2000 Index Investment           2012     2,492,581       16.83 - 24.76     55,930,600
     Division                                 2011     2,653,125       14.59 - 21.28     51,171,784
                                              2010     2,808,600       15.35 - 22.19     56,596,227
                                              2009     2,972,133       12.21 - 17.49     47,243,288
                                              2008     2,979,566        9.77 - 13.88     37,446,370

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                    -----------------------------------------------------
                                                    INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                       INCOME           LOWEST TO           LOWEST TO
                                                      RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                    -------------   ----------------    -----------------
  MSF MetLife Moderate Allocation             2012       2.48          0.00 - 0.90          12.45 - 13.47
     Investment Division                      2011       1.72          0.00 - 0.90        (2.02) - (1.14)
                                              2010       2.69          0.00 - 0.90          12.45 - 13.47
                                              2009       3.09                 0.90          25.71 - 26.84
                                              2008       1.08                 0.90      (29.06) - (26.51)

  MSF MetLife Moderate to Aggressive          2012       2.10          0.00 - 0.90          14.77 - 15.82
     Allocation Investment Division           2011       1.59          0.00 - 0.90        (4.42) - (3.55)
                                              2010       2.27          0.00 - 0.90          13.86 - 14.89
                                              2009       2.75                 0.90          28.27 - 29.43
                                              2008       0.84                 0.90      (35.55) - (32.36)

  MSF MetLife Stock Index Investment          2012       1.76          0.00 - 0.90          14.72 - 15.76
     Division                                 2011       1.66          0.00 - 0.90            0.93 - 1.84
                                              2010       1.75          0.00 - 0.90          13.79 - 14.82
                                              2009       2.70          0.45 - 0.90          25.11 - 26.26
                                              2008       1.94          0.45 - 0.90      (37.67) - (34.22)

  MSF MFS Total Return Investment             2012       2.81          0.00 - 0.90          10.58 - 11.58
     Division                                 2011       2.71          0.00 - 0.90            1.50 - 2.42
                                              2010       3.01          0.00 - 0.90           9.09 - 10.08
                                              2009       4.19                 0.90          17.54 - 18.60
                                              2008       3.50                 0.90      (22.84) - (20.13)

  MSF MFS Value Investment Division           2012       1.92          0.00 - 0.90          15.60 - 16.65
                                              2011       1.56          0.00 - 0.90          (0.05) - 0.85
                                              2010       1.43          0.00 - 0.90          10.43 - 11.42
                                              2009         --          0.45 - 0.90          19.74 - 20.82
                                              2008       1.91          0.45 - 0.90      (34.05) - (17.37)

  MSF MSCI EAFE Index Investment              2012       3.07          0.00 - 0.90          17.26 - 18.33
     Division                                 2011       2.43          0.00 - 0.90      (13.28) - (12.50)
                                              2010       2.68          0.00 - 0.90            7.22 - 8.19
                                              2009       4.28          0.45 - 0.90          27.52 - 28.67
                                              2008       2.87          0.45 - 0.90      (42.58) - (40.15)

  MSF Neuberger Berman Genesis                2012       0.37          0.00 - 0.90           9.04 - 10.03
     Investment Division                      2011       0.74          0.00 - 0.90            4.85 - 5.80
                                              2010       0.51          0.00 - 0.90          20.49 - 21.58
                                              2009       1.12                 0.90          12.14 - 13.15
                                              2008       0.54                 0.90      (38.96) - (35.81)

  MSF Oppenheimer Global Equity               2012       1.64          0.00 - 0.90          20.42 - 21.52
     Investment Division                      2011       1.98          0.00 - 0.90        (9.05) - (8.24)
                                              2010       1.54          0.00 - 0.90          15.19 - 16.23
                                              2009       2.57          0.45 - 0.90          39.06 - 40.31
                                              2008       2.15          0.45 - 0.90      (40.90) - (37.34)

  MSF Russell 2000 Index Investment           2012       1.15          0.00 - 0.90          15.30 - 16.35
     Division                                 2011       1.05          0.00 - 0.90        (4.96) - (4.10)
                                              2010       1.10          0.00 - 0.90          25.78 - 26.92
                                              2009       2.05          0.45 - 0.90          24.88 - 26.01
                                              2008       1.26          0.45 - 0.90      (34.09) - (30.11)

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



9. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                           AS OF DECEMBER 31
                                               -------------------------------------------
                                                               UNIT VALUE
                                                                LOWEST TO          NET
                                                  UNITS        HIGHEST ($)     ASSETS ($)
                                               -----------   ---------------  ------------
  MSF T. Rowe Price Large Cap Growth     2012    2,902,055     12.65 - 20.21    49,402,465
     Investment Division                 2011    2,954,760     10.73 - 16.99    42,317,336
                                         2010    3,148,378     10.95 - 17.18    45,775,087
                                         2009    3,409,767      9.44 - 14.68    42,520,597
                                         2008    3,522,287      6.64 - 10.23    30,702,575

  MSF T. Rowe Price Small Cap Growth     2012    3,660,384     23.20 - 27.18    93,411,008
     Investment Division                 2011    3,938,724     20.15 - 23.40    86,825,771
                                         2010    4,055,742     19.98 - 22.99    88,004,866
                                         2009    4,272,691     14.95 - 17.11    68,810,021
                                         2008    4,498,247     10.85 - 12.37    52,291,217

  MSF Van Eck Global Natural             2012          319            167.46        53,423
     Resources Investment Division       2011           81            162.89        13,179
     (Commenced 5/2/2011)

  MSF Western Asset Management           2012    1,037,022     22.40 - 39.30    25,456,035
     Strategic Bond Opportunities        2011    1,068,823     20.28 - 35.25    23,536,888
     Investment Division                 2010    1,145,809     19.28 - 33.21    23,786,502
                                         2009    1,115,618     17.25 - 29.46    20,580,082
                                         2008    1,106,833     13.17 - 22.28    15,464,462

  MSF Western Asset Management           2012      936,357     16.15 - 24.71    16,622,548
     U.S. Government Investment          2011      957,065     15.77 - 23.91    16,435,798
     Division                            2010    1,021,769     15.08 - 22.66    16,633,651
                                         2009    1,063,071     14.38 - 21.41    16,359,270
                                         2008    1,059,598     13.91 - 20.52    15,636,881

  PIMCO VIT All Asset Investment         2012       10,325             12.78       131,919
     Division (Commenced 5/2/2011)       2011        8,649             11.12        96,138

  PIMCO VIT Long-Term U.S.               2012        1,968             15.30        30,108
     Government Investment Division
     (Commenced 5/4/2009 and began
     transactions in 2012)

  PIMCO VIT Low Duration                 2012       79,088             12.46       985,514
     Investment Division                 2011       80,364             11.77       946,008
     (Commenced 5/4/2009)                2010       65,497             11.64       762,531
                                         2009       66,450             11.06       734,746

  Pioneer VCT Emerging Markets           2012       33,221             20.26       673,079
     Investment Division                 2011       22,116             18.14       401,298
     (Commenced 4/28/2008)               2010       41,431             23.75       984,166
                                         2009       37,577             20.55       772,123
                                         2008       13,031             11.81       153,859

  Pioneer VCT Mid Cap Value              2012        3,389             45.30       153,545
     Investment Division                 2011        3,306             40.77       134,780
     (Commenced 4/28/2008 and began      2010        2,302             43.21        99,478
     transactions in 2009)               2009          586             36.55        21,403

                                                       FOR THE YEAR ENDED DECEMBER 31
                                               ------------------------------------------------
                                               INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                  INCOME          LOWEST TO        LOWEST TO
                                                 RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                               -------------  ---------------- ----------------
  MSF T. Rowe Price Large Cap Growth     2012       0.12        0.00 - 0.90       17.90 - 18.97
     Investment Division                 2011       0.09        0.00 - 0.90     (1.99) - (1.11)
                                         2010       0.27        0.00 - 0.90       16.00 - 17.05
                                         2009       0.63               0.90       42.15 - 43.44
                                         2008       0.59               0.90   (41.89) - (38.27)

  MSF T. Rowe Price Small Cap Growth     2012         --        0.00 - 0.90       15.13 - 16.18
     Investment Division                 2011         --        0.00 - 0.90         0.86 - 1.77
                                         2010         --        0.00 - 0.90       33.69 - 34.90
                                         2009       0.35        0.45 - 0.90       37.72 - 38.97
                                         2008         --        0.45 - 0.90   (36.76) - (33.41)

  MSF Van Eck Global Natural             2012         --               0.00                2.80
     Resources Investment Division       2011         --               0.00             (22.34)
     (Commenced 5/2/2011)

  MSF Western Asset Management           2012       3.61        0.00 - 0.90       10.49 - 11.50
     Strategic Bond Opportunities        2011       5.05        0.00 - 0.90         5.19 - 6.14
     Investment Division                 2010       6.04        0.00 - 0.90       11.72 - 12.73
                                         2009       6.60               0.90       31.04 - 32.22
                                         2008       4.07               0.90   (15.76) - (14.42)

  MSF Western Asset Management           2012       2.09        0.00 - 0.90         2.44 - 3.37
     U.S. Government Investment          2011       1.49        0.00 - 0.90         4.56 - 5.51
     Division                            2010       2.70        0.00 - 0.90         4.86 - 5.81
                                         2009       4.49               0.90         3.40 - 4.33
                                         2008       4.27               0.90     (1.23) - (0.36)

  PIMCO VIT All Asset Investment         2012       5.69               0.00               10.96
     Division (Commenced 5/2/2011)       2011       3.04               0.00              (3.47)

  PIMCO VIT Long-Term U.S.               2012       0.76               0.00                5.45
     Government Investment Division
     (Commenced 5/4/2009 and began
     transactions in 2012)

  PIMCO VIT Low Duration                 2012       1.91               0.00                5.86
     Investment Division                 2011       1.68               0.00                1.11
     (Commenced 5/4/2009)                2010       1.62               0.00                5.29
                                         2009       1.55               0.00               10.57

  Pioneer VCT Emerging Markets           2012       0.24               0.00               11.66
     Investment Division                 2011         --               0.00             (23.62)
     (Commenced 4/28/2008)               2010       0.33               0.00               15.61
                                         2009       0.96               0.00               74.02
                                         2008         --               0.00             (55.11)

  Pioneer VCT Mid Cap Value              2012       1.05               0.00               11.11
     Investment Division                 2011       0.87               0.00              (5.64)
     (Commenced 4/28/2008 and began      2010       1.08               0.00               18.22
     transactions in 2009)               2009         --               0.00               25.58

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



9. FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                             AS OF DECEMBER 31
                                                -------------------------------------------
                                                                UNIT VALUE
                                                                 LOWEST TO          NET
                                                   UNITS        HIGHEST ($)     ASSETS ($)
                                                -----------   ---------------  ------------
  Royce Micro-Cap Investment              2012       21,685             17.16       372,006
     Division (Commenced 11/10/2008       2011       19,473             15.94       310,463
     and began transactions in 2010)      2010       19,226             18.14       348,709

  Royce Small-Cap Investment              2012       33,234             16.30       541,872
     Division (Commenced 11/10/2008       2011       52,075             14.49       754,742
     and began transactions in 2009)      2010       26,235             14.99       393,142
                                          2009        4,703             12.43        58,471

  UIF Emerging Markets Debt               2012       33,059             35.77     1,182,598
     Investment Division                  2011       13,883             30.33       420,998
     (Commenced 11/10/2008                2010          259             28.33         7,343
     and began transactions in 2009)      2009          223             25.82         5,747

  UIF Emerging Markets Equity             2012       69,412             14.90     1,033,944
     Investment Division                  2011       43,435             12.42       539,388
     (Commenced 11/10/2008                2010       13,018             15.18       197,669
     and began transactions in 2009)      2009          442             12.76         5,643

  Wells Fargo VT Total Return Bond        2012       29,620             16.51       489,060
     Investment Division                  2011        8,689             15.56       135,214
                                          2010       75,281             14.37     1,081,415
                                          2009       39,845             13.42       534,737
                                          2008       15,329             11.98       183,674

                                                        FOR THE YEAR ENDED DECEMBER 31
                                                -------------------------------------------------
                                                INVESTMENT(1) EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                   INCOME         LOWEST TO          LOWEST TO
                                                  RATIO (%)      HIGHEST (%)        HIGHEST (%)
                                                ------------- ----------------   ----------------
  Royce Micro-Cap Investment              2012        --                0.00                 7.60
     Division (Commenced 11/10/2008       2011      2.46                0.00              (12.10)
     and began transactions in 2010)      2010      3.02                0.00                29.96

  Royce Small-Cap Investment              2012      0.09                0.00                12.50
     Division (Commenced 11/10/2008       2011      0.36                0.00               (3.28)
     and began transactions in 2009)      2010      0.14                0.00                20.52
                                          2009        --                0.00                35.20

  UIF Emerging Markets Debt               2012      2.41                0.00                17.96
     Investment Division                  2011      3.50                0.00                 7.03
     (Commenced 11/10/2008                2010      4.24                0.00                 9.74
     and began transactions in 2009)      2009      2.19                0.00                30.21

  UIF Emerging Markets Equity             2012        --                0.00                19.95
     Investment Division                  2011      0.35                0.00              (18.22)
     (Commenced 11/10/2008                2010      0.57                0.00                19.02
     and began transactions in 2009)      2009        --                0.00                69.84

  Wells Fargo VT Total Return Bond        2012      1.38                0.00                 6.11
     Investment Division                  2011      2.74                0.00                 8.33
                                          2010      3.35                0.00                 7.04
                                          2009      4.42                0.00                12.00
                                          2008      4.82                0.00                 2.41

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series, in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, if any, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

 2 These amounts represent annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Investment
   Division.

                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                              NEW YORK, NY 10166

                                    RECEIPT

This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #252) dated April 29, 2013. This Variable Life Insurance Policy is offered by Metropolitan Life Insurance Company.

                        --------  ---------------------
                        (Date)    (Client's Signature)